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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number	811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end:	12/31

Date of reporting period:	12/31/15

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2015

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMFR-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. American Franchise Fund (the Fund) underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	5.01%
Series II Shares	4.75
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 1000 Growth Index▼ (Style-Specific Index)	5.67
Lipper VUF Large-Cap Growth Funds Index■ (Peer Group Index)	7.52

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    During the year, the Fund produced positive returns, slightly trailing the

Fund’s style-specific benchmark. The Fund outperformed its style-specific benchmark in the industrials, information technology (IT) and materials sectors, while it underperformed in the consumer discretionary, energy and telecommunication services sectors.

    The Fund outperformed its style-specific benchmark by the widest margin in the industrials sector due to both strong stock selection and underweight exposure to this weak area of the market. Within the sector, Raytheon was a strong contributor to Fund performance as it realized solid orders for missile defense systems and reported better-than-expected results for the integration of a recently acquired business. Roper Technologies continued to intelligently enter new lines of businesses, and produced significant and growing cash flows, making it a solid performer for the Fund during the year.

    In the IT sector, Facebook, a high-conviction holding, significantly benefited shareholders. Throughout the year, the company reported increased usage, increased migration to mobile devices, and increased video usage, which also led to increased video advertising revenue. In addition, the company reduced guidance for its future expenses. Google and the restructured holding company it launched during the year, Alphabet, contributed to the Fund’s performance versus its style-specific benchmark. During the year, a new chief financial officer enhanced communication with investors and stressed cost discipline for the company. This responsible messaging combined with strength in its YouTube and mobile-search businesses led the company’s stock higher.

    The materials sector was fairly weak during the year. The Fund outperformed its style-specific benchmark in this sector due to stock selection and modest under-

Portfolio Composition
By sector	% of total net assets

Information Technology	35.0%
Consumer Discretionary	20.9
Health Care	20.6
Industrials	6.8
Consumer Staples	6.1
Financials	5.3
Telecommunication Services	1.5
Materials	1.4
Energy	1.1
Money Market Funds
Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*
% of total net assets

1.	Alphabet Inc.-Class A	6.7%
2.	Facebook Inc.-Class A	5.6
3.	Amazon.com, Inc.	5.1
4.	Apple Inc.	4.9
5.	MasterCard, Inc.-Class A	3.7
6.	Lowe’s Cos., Inc.	3.5
7.	Carnival Corp.	2.7
8.	Gilead Sciences, Inc.	2.7
9.	Celgene Corp.	2.6
10.	Alkermes PLC	2.5

Total Net Assets	$655.2 million

Total Number of Holdings*	65

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. American Franchise Fund

weight exposure. Martin Marietta Materials and Dow Chemical were two Fund holdings in this sector which significantly outperformed the Fund’s style-specific benchmark. We sold our position in Martin Marietta Materials before the end of the reporting period.

    The consumer discretionary sector was a strong-performing sector during the year. Fund holdings in this sector had solid positive returns, but underperformed those of the style-specific benchmark. Dish Network was a significant holding in the Fund based on its wireless spectrum assets; however, the stock pulled back as the potential catalysts to unlock spectrum value seemed to move further into the future and the pay television business was weak. Michael Kors was another large detractor from Fund performance and was sold during the year.

    The energy sector was the worst-performing sector of the market again this year. As a result, energy holdings now represent a very small slice of the large-cap growth market overall. The Fund trailed its style-specific index in this sector primarily due to modest overweight exposure to energy stocks. Whiting Petroleum was a significant detractor from Fund performance and was sold during the year as the imbalance of supply and demand evolved.

    The Fund’s lone holding in the telecommunication services sector was Sprint, which underperformed the style-specific benchmark. The company generally improved its subscriber and network metrics through the year. However, investors focused on financing, considering the company’s relatively high debt levels and available cash flow within a skittish high yield financing environment, and the stock pulled back as a result.

    Thank you for your commitment to Invesco V.I. American Franchise Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. American
Franchise Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio Manager, is manager of Invesco V.I. American Franchise Fund. He joined Invesco in 2010.
Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (7/3/95)	9.03%
10 Years	7.60
5 Years	11.23
1 Year	5.01

Series II Shares
Inception (9/18/00)	0.36%
10 Years	7.33
5 Years	10.95
1 Year	4.75

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.67%
Aerospace & Defense–2.06%
Honeywell International Inc.	51,411	$5,324,637
Raytheon Co.	65,543	8,162,070
		13,486,707

Air Freight & Logistics–0.72%
FedEx Corp.	31,810	4,739,372

Airlines–1.52%
Southwest Airlines Co.	231,256	9,957,883

Application Software–2.31%
salesforce.com, inc.(b)	193,166	15,144,214

Biotechnology–12.13%
Alexion Pharmaceuticals, Inc.(b)	21,496	4,100,362
Alkermes PLC(b)	208,893	16,581,927
Amgen Inc.	57,158	9,278,458
Biogen Inc.(b)	23,686	7,256,206
Celgene Corp.(b)	143,440	17,178,375
Gilead Sciences, Inc.	172,622	17,467,620
Vertex Pharmaceuticals Inc.(b)	60,351	7,593,966
		79,456,914

Cable & Satellite–3.43%
DISH Network Corp.–Class A(b)	282,442	16,150,033
Time Warner Cable Inc.	34,142	6,336,414
		22,486,447

Communications Equipment–0.94%
Palo Alto Networks, Inc.(b)	35,017	6,167,894

Consumer Electronics–2.43%
Harman International Industries, Inc.	86,042	8,106,017
Sony Corp. (Japan)	320,100	7,841,934
		15,947,951

Data Processing & Outsourced Services–5.64%
First Data Corp.–Class A(b)	353,657	5,665,585
MasterCard, Inc.–Class A	251,176	24,454,495
Visa Inc.–Class A	87,758	6,805,633
		36,925,713

Distillers & Vintners–0.96%
Constellation Brands, Inc.–Class A	43,914	6,255,110

Diversified Chemicals–0.15%
Dow Chemical Co. (The)	19,486	1,003,139

Drug Retail–0.74%
CVS Health Corp.	49,889	4,877,648

Environmental & Facilities Services–1.08%
Republic Services, Inc.	161,394	7,099,722

	Shares	Value
Fertilizers & Agricultural Chemicals–0.52%
Monsanto Co.	34,352	$3,384,359

Health Care Equipment–1.08%
Medtronic PLC	91,775	7,059,333

Home Entertainment Software–1.47%
Activision Blizzard, Inc.	91,948	3,559,307
Electronic Arts Inc.(b)	88,375	6,073,130
		9,632,437

Home Improvement Retail–3.52%
Lowe’s Cos., Inc.	303,341	23,066,050

Hotels, Resorts & Cruise Lines–2.71%
Carnival Corp.	326,205	17,771,648

Household Appliances–1.22%
Whirlpool Corp.	54,352	7,982,678

Industrial Conglomerates–1.46%
Danaher Corp.	63,673	5,913,949
Roper Technologies, Inc.	19,261	3,655,545
		9,569,494

Industrial Gases–0.76%
Air Products and Chemicals, Inc.	38,465	5,004,681

Internet Retail–7.56%
Amazon.com, Inc.(b)	49,450	33,422,761
Netflix Inc.(b)	58,861	6,732,521
Priceline Group Inc. (The)(b)	7,371	9,397,656
		49,552,938

Internet Software & Services–14.67%
Alibaba Group Holding Ltd.–ADR (China)(b)	98,419	7,998,512
Alphabet Inc.–Class A(b)	56,774	44,170,740
Facebook Inc.–Class A(b)	349,794	36,609,440
LinkedIn Corp.–Class A(b)	32,692	7,358,315
		96,137,007

Investment Banking & Brokerage–2.42%
Charles Schwab Corp. (The)	481,426	15,853,358

IT Consulting & Other Services–0.10%
Cognizant Technology Solutions Corp.–Class A(b)	10,915	655,118

Life Sciences Tools & Services–0.77%
Thermo Fisher Scientific, Inc.	35,694	5,063,194

Managed Health Care–1.73%
UnitedHealth Group Inc.	96,321	11,331,203

Oil & Gas Exploration & Production–1.11%
Cimarex Energy Co.	14,188	1,268,124
Pioneer Natural Resources Co.	48,071	6,027,142
		7,295,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Packaged Foods & Meats–0.99%
JM Smucker Co. (The)	20,241	$2,496,525
Tyson Foods, Inc.–Class A	74,792	3,988,657
		6,485,182

Pharmaceuticals–4.88%
Allergan PLC(b)	39,875	12,460,938
Bristol-Myers Squibb Co.	156,050	10,734,680
Eli Lilly and Co.	103,867	8,751,833
		31,947,451

Semiconductors–3.43%
Avago Technologies Ltd. (Singapore)	54,788	7,952,478
NXP Semiconductors N.V. (Netherlands)(b)	172,481	14,531,525
		22,484,003

Soft Drinks–0.80%
Monster Beverage Corp.(b)	35,002	5,213,898

Specialized Finance–2.07%
CME Group Inc.–Class A	66,814	6,053,349
McGraw Hill Financial, Inc.	76,042	7,496,220
		13,549,569

Specialized REIT’s–0.79%
American Tower Corp.	53,300	5,167,435

Systems Software–1.52%
Check Point Software Technologies Ltd. (Israel)(b)(c)	15,908	1,294,593
Microsoft Corp.	35,503	1,969,706
ServiceNow, Inc.(b)	77,023	6,667,111
		9,931,410

	Shares	Value
Technology Hardware, Storage & Peripherals–4.87%
Apple Inc.	303,104	$31,904,727

Tobacco–2.66%
Altria Group, Inc.	87,466	5,091,396
Philip Morris International Inc.	139,956	12,303,532
		17,394,928

Wireless Telecommunication Services–1.45%
Sprint Corp.(b)	2,618,284	9,478,188
Total Common Stocks & Other Equity Interests (Cost $426,950,985)		646,464,269

Money Market Funds–1.43%
Liquid Assets Portfolio–Institutional Class, 0.29%(d)	4,695,981	4,695,981
Premier Portfolio–Institutional Class, 0.24%(d)	4,695,981	4,695,981
Total Money Market Funds (Cost $9,391,962)		9,391,962
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.10% (Cost $436,342,947)		655,856,231

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.15%
Liquid Assets Portfolio–Institutional Class, 0.29% (Cost $1,005,187)(d)(e)	1,005,187	1,005,187
TOTAL INVESTMENTS–100.25% (Cost $437,348,134)		656,861,418
OTHER ASSETS LESS LIABILITIES–(0.25)%		(1,644,577)
NET ASSETS–100.00%		$655,216,841

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2015.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $426,950,985)*	$646,464,269
Investments in affiliated money market funds, at value and cost	10,397,149
Total investments, at value (Cost $437,348,134)	656,861,418
Foreign currencies, at value (Cost $6,455)	6,406
Receivable for:
Investments sold	335,286
Fund shares sold	28,610
Dividends	665,170
Investment for trustee deferred compensation and retirement plans	341,256
Other assets	386
Total assets	658,238,532

Liabilities:
Payable for:
Fund shares reacquired	1,122,015
Collateral upon return of securities loaned	1,005,187
Accrued fees to affiliates	496,670
Accrued trustees’ and officers’ fees and benefits	246
Accrued other operating expenses	19,957
Trustee deferred compensation and retirement plans	377,616
Total liabilities	3,021,691
Net assets applicable to shares outstanding	$655,216,841

Net assets consist of:
Shares of beneficial interest	$386,466,017
Undistributed net investment income (loss)	(393,011)
Undistributed net realized gain	49,631,245
Net unrealized appreciation	219,512,590
$655,216,841

Net Assets:
Series I	$479,298,302
Series II	$175,918,539

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,364,199
Series II	3,149,863
Series I:
Net asset value per share	$57.30
Series II:
Net asset value per share	$55.85

*	At December 31, 2015, securities with an aggregate value of $970,945 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $4,591)	$6,346,572
Dividends from affiliated money market funds (includes securities lending income of $9,401)	15,383
Interest	20,823
Total investment income	6,382,778

Expenses:
Advisory fees	4,700,408
Administrative services fees	1,795,503
Custodian fees	34,175
Distribution fees — Series II	468,556
Transfer agent fees	84,249
Trustees’ and officers’ fees and benefits	39,502
Other	77,792
Total expenses	7,200,185
Less: Fees waived	(7,801)
Net expenses	7,192,384
Net investment income (loss)	(809,606)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	52,372,803
Foreign currencies	9,682
52,382,485
Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,202,875)
Foreign currencies	(943)
(17,203,818)
Net realized and unrealized gain	35,178,667
Net increase in net assets resulting from operations	$34,369,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(809,606)	$(1,908,252)
Net realized gain	52,382,485	115,649,421
Change in net unrealized appreciation (depreciation)	(17,203,818)	(54,154,967)
Net increase in net assets resulting from operations	34,369,061	59,586,202

Distributions to shareholders from net investment income:
Series l	—	(227,487)
Series ll	—	—
Total distributions from net investment income	—	(227,487)

Distributions to shareholders from net realized gains:
Series l	(2,611,057)	—
Series ll	(990,300)	—
Total distributions from net realized gains	(3,601,357)	—

Share transactions–net:
Series l	(85,531,558)	(82,553,486)
Series ll	(31,089,512)	(74,143,144)
Net increase (decrease) in net assets resulting from share transactions	(116,621,070)	(156,696,630)
Net increase (decrease) in net assets	(85,853,366)	(97,337,915)

Net assets:
Beginning of year	741,070,207	838,408,122
End of year (includes undistributed net investment income (loss) of $(393,011) and $(425,299), respectively)	$655,216,841	$741,070,207

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. American Franchise Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. American Franchise Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $7,801.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $165,925 for accounting and fund administrative services and reimbursed $1,629,578 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $11,472 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. American Franchise Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$649,019,484	$7,841,934	$—	$656,861,418

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$—	$227,487
Long-term capital gain	3,601,357	—
Total Distributions	$3,601,357	$227,487

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$52,641,901
Net unrealized appreciation — investments	216,502,628
Net unrealized appreciation (depreciation) — other investments	(694)
Temporary book/tax differences	(393,011)
Shares of beneficial interest	386,466,017
Total net assets	$655,216,841

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. American Franchise Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $471,883,595 and $599,330,322, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$225,374,790
Aggregate unrealized (depreciation) of investment securities	(8,872,162)
Net unrealized appreciation of investment securities	$216,502,628

Cost of investments for tax purposes is $440,358,790.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2015, undistributed net investment income (loss) was increased by $841,894, undistributed net realized gain was increased by $11,436 and shares of beneficial interest was decreased by $853,330. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	254,518	$14,486,619	497,166	$25,779,760
Series II	180,274	9,991,611	265,604	13,450,608

Issued as reinvestment of dividends:
Series I	48,878	2,611,057	4,272	227,487
Series II	19,008	990,300	—	—

Reacquired:
Series I	(1,813,621)	(102,629,234)	(2,094,994)	(108,560,733)
Series II	(762,570)	(42,071,423)	(1,752,048)	(87,593,752)
Net increase (decrease) in share activity	(2,073,513)	$(116,621,070)	(3,080,000)	$(156,696,630)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Franchise Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$54.88	$(0.03)	$2.76	$2.73	$—	$(0.31)	$(0.31)	$57.30	5.01%	$479,298	0.96	%(d)	0.96	%(d)	(0.05	)%(d)	68%
Year ended 12/31/14	50.63	(0.09)	4.36	4.27	(0.02)	—	(0.02)	54.88	8.44	541,929	0.92		0.95		(0.17)		64
Year ended 12/31/13	36.28	0.04	14.50	14.54	(0.19)	—	(0.19)	50.63	40.13	580,620	0.90		0.96		0.08		75
Year ended 12/31/12	31.90	0.19	4.19	4.38	—	—	—	36.28	13.73	496,341	0.88		0.98		0.52		190
Year ended 12/31/11	34.00	(0.05)	(2.05)	(2.10)	—	—	—	31.90	(6.18)	122,986	0.84		0.99		(0.15)		126
Series II
Year ended 12/31/15	53.63	(0.16)	2.69	2.53	—	(0.31)	(0.31)	55.85	4.75	175,919	1.21	(d)	1.21	(d)	(0.30	)(d)	68
Year ended 12/31/14	49.58	(0.22)	4.27	4.05	—	—	—	53.63	8.17	199,141	1.17		1.20		(0.42)		64
Year ended 12/31/13	35.55	(0.07)	14.20	14.13	(0.10)	—	(0.10)	49.58	39.79	257,788	1.15		1.21		(0.17)		75
Year ended 12/31/12	31.35	0.10	4.10	4.20	—	—	—	35.55	13.40	224,334	1.13		1.23		0.27		190
Year ended 12/31/11	33.49	(0.14)	(2.00)	(2.14)	—	—	—	31.35	(6.39)	85,724	1.09		1.24		(0.40)		126

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $14,357,093 and sold of $15,173,740 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $81,993,574 and sold of $49,870,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $512,253 and $187,422 for Series I and Series II Shares, respectively.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,024.90	$4.90	$1,020.37	$4.89	0.96%
Series II	1,000.00	1,023.70	6.17	1,019.11	6.16	1.21

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,601,357
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMVA-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. American Value Fund (the Fund) underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-9.13%
Series II Shares	-9.36
S&P 500 Index▼ (Broad Market Index)	1.38
Russell Midcap Value Index▼ (Style-Specific Index)	-4.78
Lipper VUF Mid-Cap Value Funds Index■ (Peer Group Index)	-4.84

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    Stock selection in the industrials sector was the largest contributor to the Fund’s performance relative to its style-specific index for the reporting period. Within the sector, Owens Corning and Masco were strong contributors to Fund performance. Both companies benefited from improved residential construction during the year. In particular, Owens Corning reported stronger sales and improved profitability for its asphalt roofing and insulation products. Masco had strong results in its cabinet division, which drove earnings.

    Stock selection in and underweight exposure to the materials sector benefited the Fund’s relative return, as the sector was one of the worst-performing sectors in the style-specific benchmark for the reporting period. Our lack of exposure to some of the weaker names in the sector helped Fund performance relative to its style-specific index.

    Similarly, stock selection in and underweight exposure to the energy sector also had a positive impact on Fund performance relative to the style-specific index. The Fund’s performance in the sector was the result of the companies that we owned, as well as the companies we avoided – many of which sustained double-digit losses for the year. Given the widespread dislocation within the energy sector, particularly in the oil and gas industry, energy was the largest detractor from the Fund’s absolute return, and two of the Fund’s largest individual detractors, Amec Foster Wheeler and Williams Companies, were in this sector.

    Stock selection in the consumer discretionary sector was the largest detractor from the Fund’s return relative to the style-specific index for the year. Fund performance in the sector was driven primarily by Fossil, which reported weakening sales and earnings due to declining demand for watches and leather goods. The company also faced headwinds from the stronger US dollar, and it lowered its

Portfolio Composition
By sector	% of total net assets

Financials	27.7%
Industrials	16.7
Information Technology	11.7
Consumer Discretionary	10.7
Health Care	8.8
Materials	6.8
Energy	6.0
Consumer Staples	3.1
Telecommunication Services	2.8
Utilities	2.8
Money Market Funds
Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*
% of total net assets

1. Forest City Enterprises, Inc.-Class A	3.1%
2. Willis Group Holdings PLC	3.1
3. ConAgra Foods, Inc.	3.1
4. Johnson Controls, Inc.	3.0
5. Level 3 Communications, Inc.	2.8
6. FNF Group	2.8
7. Universal Health Services,
Inc.-Class B	2.7
8. HealthSouth Corp.	2.7
9. BB&T Corp.	2.7
10. Textron Inc.	2.7

Total Net Assets	$336.0 million

Total Number of Holdings*	48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. American Value Fund

earnings guidance. We eliminated the stock from the portfolio during the year.

    In the consumer discretionary sector, auto parts suppliers Johnson Controls and Dana Holding also detracted from Fund performance. During the reporting period, Johnson Controls announced plans to spin off its automotive division from its other business lines, which include building efficiency and power solutions. The company has exposure to China’s weakening economy, and this hurt the stock’s performance during the year. Dana Holding was hurt by weakness in emerging markets, and the company reported disappointing earnings during the reporting period. In our view, these companies are experiencing temporary headwinds, and we maintained our positions in both companies.

    Stock selection in the health care sector also detracted from the Fund’s performance relative to the style-specific index for the reporting period. Health care was the best-performing sector for 2015, and much of the Fund’s underperformance relative to the style-specific index was due to stocks we did not hold, but which performed very strongly in the index. In addition, assisted living operator Brookdale Senior Living was a key detractor from the Fund’s relative and absolute performance during the reporting period. The firm’s earnings results came in below expectations, and company management lowered earnings estimates for the remainder of the company’s fiscal year, as occupancy was lower than anticipated.

    Stock selection in the information technology (IT) sector also detracted from the Fund’s performance relative to the style-specific index. Teradata was the largest detractor in the sector. The company reported disappointing earnings due to shrinking margins and foreign currency headwinds.

    Stock selection in and underweight exposure to the financials sector detracted from the Fund’s performance relative to the style-specific index, due in part to the Fund’s lack of exposure to some strong-performing real estate names. The Fund’s exposure to insurance and banks also drove underperformance in the sector. Banks, in particular, were hurt by uncertainty for much of the year regarding the Fed’s intent to raise interest rates; the Fed ultimately voted to raise rates at its December meeting.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. Due to the continued strength of the US dollar, the use of currency forward contracts had a slight positive impact on the Fund’s performance relative to the Russell Midcap Value Index for the year.

    During the year, we increased our exposure to the materials, energy and financials sectors and decreased our exposure to the IT, industrials and health care sectors. At the end of the reporting period, our largest overweight positions versus the style-specific benchmark were in the industrials and health care sectors; our largest underweight positions were in the utilities and financials sectors.

    US equity markets experienced continued volatility during the reporting period as concerns about global economic growth, low oil prices and uncertainty regarding the Fed’s stance on interest rates weighed on investors. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    As always, we are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in Invesco V.I. American Value Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, Portfolio Manager, is co-lead manager of Invesco V.I. American Value
Fund. He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio Manager, is co-lead manager of Invesco V.I. American Value Fund. He joined Invesco in 2010.
Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marcheli Portfolio Manager, is manager of Invesco V.I. American Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (1/2/97)	9.58%
10 Years	7.50
5 Years	9.65
1 Year	-9.13

Series II Shares
Inception (5/5/03)	10.29%
10 Years	7.34
5 Years	9.42
1 Year	-9.36

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. American Value Fund

Invesco V.I. American Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.10%
Aerospace & Defense–4.07%
BWX Technologies, Inc.	148,938	$4,731,760
Textron Inc.	213,132	8,953,676
		13,685,436

Alternative Carriers–2.81%
Level 3 Communications, Inc.(b)	173,947	9,455,759

Apparel Retail–1.63%
Ascena Retail Group, Inc.(b)	557,124	5,487,671

Application Software–2.14%
Citrix Systems, Inc.(b)	95,193	7,201,350

Asset Management & Custody Banks–3.97%
American Capital Ltd.(b)	540,282	7,450,489
Northern Trust Corp.	81,524	5,877,065
		13,327,554

Auto Parts & Equipment–4.76%
Dana Holding Corp.	421,730	5,819,874
Johnson Controls, Inc.	257,655	10,174,796
		15,994,670

Broadcasting–2.24%
TEGNA Inc.	295,447	7,539,807

Building Products–4.57%
Masco Corp.	232,294	6,573,920
Owens Corning	186,442	8,768,368
		15,342,288

Communications Equipment–2.31%
Ciena Corp.(b)	375,032	7,759,412

Construction & Engineering–1.81%
Fluor Corp.	129,139	6,097,944

Construction Materials–1.93%
Eagle Materials Inc.	107,577	6,500,878

Diversified Banks–2.41%
Comerica Inc.	193,225	8,082,602

Diversified Chemicals–2.62%
Eastman Chemical Co.	130,462	8,807,490

Education Services–2.09%
DeVry Education Group Inc.	277,609	7,026,284

Electric Utilities–1.93%
Edison International	109,322	6,472,956

Electronic Equipment & Instruments–2.07%
Keysight Technologies, Inc.(b)	245,046	6,942,153

	Shares	Value
Environmental & Facilities Services–1.98%
Clean Harbors, Inc.(b)	159,536	$6,644,674

Health Care Facilities–6.26%
Brookdale Senior Living Inc.(b)	156,486	2,888,732
HealthSouth Corp.	260,366	9,063,340
Universal Health Services, Inc.–Class B	76,154	9,099,642
		21,051,714

Heavy Electrical Equipment–1.23%
Babcock & Wilcox Enterprises, Inc.(b)	197,355	4,118,799

Industrial Machinery–2.23%
Ingersoll-Rand PLC	135,725	7,504,235

Insurance Brokers–6.32%
Arthur J. Gallagher & Co.	151,891	6,218,417
Marsh & McLennan Cos., Inc.	82,045	4,549,395
Willis Group Holdings PLC	215,601	10,471,741
		21,239,553

Investment Banking & Brokerage–2.29%
Stifel Financial Corp.(b)	181,267	7,678,470

IT Consulting & Other Services–1.94%
Teradata Corp.(b)	247,323	6,534,274

Life Sciences Tools & Services–2.55%
PerkinElmer, Inc.	159,663	8,553,147

Multi-Utilities–0.83%
CenterPoint Energy, Inc.	152,745	2,804,398

Oil & Gas Equipment & Services–3.02%
Amec Foster Wheeler PLC (United Kingdom)	535,511	3,385,838
Amec Foster Wheeler PLC–ADR (United Kingdom)	42,166	271,549
Baker Hughes Inc.	140,803	6,498,058
		10,155,445

Oil & Gas Exploration & Production–1.75%
Devon Energy Corp.	183,620	5,875,840

Oil & Gas Storage & Transportation–1.28%
Williams Cos., Inc. (The)	167,101	4,294,496

Packaged Foods & Meats–3.11%
ConAgra Foods, Inc.	248,139	10,461,540

Property & Casualty Insurance–2.79%
FNF Group	270,698	9,385,100

Real Estate Operating Companies–3.14%
Forest City Enterprises, Inc.–Class A(b)	480,523	10,537,869

Regional Banks–6.79%
BB&T Corp.	237,724	8,988,344
Wintrust Financial Corp.	172,028	8,346,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Regional Banks–(continued)
Zions Bancorp.	200,847	$5,483,123
		22,818,266

Specialty Chemicals–2.21%
W.R. Grace & Co.(b)	74,677	7,437,082

Technology Hardware, Storage & Peripherals–3.20%
Diebold, Inc.	177,682	5,346,451
NetApp, Inc.	203,841	5,407,902
		10,754,353

Trucking–0.82%
Swift Transportation Co.(b)	198,305	2,740,575
Total Common Stocks & Other Equity Interests (Cost $300,334,652)		326,314,084

	Shares	Value
Money Market Funds–2.89%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	4,854,188	$4,854,188
Premier Portfolio–Institutional Class, 0.24%(c)	4,854,188	4,854,188
Total Money Market Funds (Cost $9,708,376)		9,708,376
TOTAL INVESTMENTS–99.99% (Cost $310,043,028)		336,022,460
OTHER ASSETS LESS LIABILITIES–0.01%		17,973
NET ASSETS–100.00%		$336,040,433

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $300,334,652)	$326,314,084
Investments in affiliated money market funds, at value and cost	9,708,376
Total investments, at value (Cost $310,043,028)	336,022,460
Cash	39,360
Receivable for:
Fund shares sold	87,010
Dividends	532,269
Investment for trustee deferred compensation and retirement plans	47,702
Unrealized appreciation on forward foreign currency contracts outstanding	46,438
Total assets	336,775,239

Liabilities:
Payable for:
Investments purchased	152,712
Fund shares reacquired	178,863
Accrued fees to affiliates	329,844
Accrued trustees’ and officers’ fees and benefits	160
Accrued other operating expenses	17,833
Trustee deferred compensation and retirement plans	55,394
Total liabilities	734,806
Net assets applicable to shares outstanding	$336,040,433

Net assets consist of:
Shares of beneficial interest	$290,530,065
Undistributed net investment income	651,605
Undistributed net realized gain	18,835,900
Net unrealized appreciation	26,022,863
$336,040,433

Net Assets:
Series I	$125,686,064
Series II	$210,354,369

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	8,011,731
Series II	13,529,775
Series I:
Net asset value per share	$15.69
Series II:
Net asset value per share	$15.55

Investment income:
Dividends	$5,318,802
Dividends from affiliated money market funds	9,584
Total investment income	5,328,386

Expenses:
Advisory fees	2,896,955
Administrative services fees	984,721
Custodian fees	16,111
Distribution fees — Series II	645,805
Transfer agent fees	26,427
Trustees’ and officers’ fees and benefits	25,282
Other	49,829
Total expenses	4,645,130
Less: Fees waived	(18,202)
Net expenses	4,626,928
Net investment income	701,458

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	19,513,657
Foreign currencies	(172)
Forward foreign currency contracts	168,401
19,681,886
Change in net unrealized appreciation (depreciation) of:
Investment securities	(56,062,335)
Foreign currencies	(1,658)
Forward foreign currency contracts	(2,275)
(56,066,268)
Net realized and unrealized gain (loss)	(36,384,382)
Net increase (decrease) in net assets resulting from operations	$(35,682,924)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$701,458	$714,909
Net realized gain	19,681,886	74,535,529
Change in net unrealized appreciation (depreciation)	(56,066,268)	(39,221,322)
Net increase (decrease) in net assets resulting from operations	(35,682,924)	36,029,116

Distributions to shareholders from net investment income:
Series I	(434,781)	(696,392)
Series ll	(18,546)	(507,414)
Total distributions from net investment income	(453,327)	(1,203,806)

Distributions to shareholders from net realized gains:
Series l	(17,091,017)	(12,432,585)
Series ll	(27,976,630)	(21,321,269)
Total distributions from net realized gains	(45,067,647)	(33,753,854)

Share transactions–net:
Series l	2,717,293	(5,402,205)
Series ll	(9,319,758)	(49,400,679)
Net increase (decrease) in net assets resulting from share transactions	(6,602,465)	(54,802,884)
Net increase (decrease) in net assets	(87,806,363)	(53,731,428)

Net assets:
Beginning of year	423,846,796	477,578,224
End of year (includes undistributed net investment income of $651,605 and $358,554, respectively)	$336,040,433	$423,846,796

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. American Value Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

Invesco V.I. American Value Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

For the year ended December 31, 2015, the effective advisory fee incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. American Value Fund

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $18,202.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $97,541 for accounting and fund administrative services and reimbursed $887,180 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $3,123 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$336,022,460	$—	$—	$336,022,460
Forward Foreign Currency Contracts*	—	46,438	—	46,438
Total Investments	$336,022,460	$46,438	$—	$336,068,898

*	Unrealized appreciation.

Invesco V.I. American Value Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$46,438	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$168,401
Change in Unrealized Appreciation (Depreciation):
Currency risk	(2,275)
Total	$166,126

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the year.

Forward Foreign Currency Contracts
Average notional value	$6,401,900

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation
	Counterparty	Deliver		Receive
01/15/16	Bank of New York Mellon (The)	GBP	866,404	USD	1,300,264	$1,277,262	$23,002
01/15/16	State Street Bank and Trust Co.	GBP	866,404	USD	1,300,698	1,277,262	23,436
Total open forward foreign currency contracts — Currency Risk							$46,438

Currency Abbreviations:

GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Bank of New York Mellon (The)	$23,002	$—	$—	$—	$23,002
State Street Bank and Trust Co.	23,436	—	—	—	23,436
Total	$46,438	$—	$—	$—	$46,438

Invesco V.I. American Value Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$3,252,317	$1,203,806
Long-term capital gain	42,268,657	33,753,854
Total distributions	$45,520,974	$34,957,660

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$709,236
Undistributed long-term gain	20,735,186
Net unrealized appreciation — investments	24,367,954
Net unrealized appreciation (depreciation) — other investments	(3,005)
Temporary book/tax differences	(299,003)
Shares of beneficial interest	290,530,065
Total net assets	$336,040,433

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $99,847,207 and $145,445,202, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$58,918,519
Aggregate unrealized (depreciation) of investment securities	(34,550,565)
Net unrealized appreciation of investment securities	$24,367,954

Cost of investments for tax purposes is $311,654,506.

Invesco V.I. American Value Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions on December 31, 2015, undistributed net investment income was increased by $44,920, and undistributed net realized gain was decreased by $44,920. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	620,709	$11,648,963	740,950	$14,637,823
Series II	2,540,649	47,863,159	4,478,574	89,149,298

Issued as reinvestment of dividends:
Series I	1,088,559	17,525,798	691,727	13,128,977
Series II	1,752,985	27,995,176	1,159,250	21,828,683

Reacquired:
Series I	(1,373,907)	(26,457,468)	(1,642,472)	(33,169,005)
Series II	(4,479,285)	(85,178,093)	(8,183,599)	(160,378,660)
Net increase (decrease) in share activity	149,710	$(6,602,465)	(2,755,570)	$(54,802,884)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$19.92	$0.06	$(1.82)	$(1.76)	$(0.06)	$(2.41)	$(2.47)	$15.69	(9.13)%	$125,686	0.99	%(d)	0.99	%(d)	0.33	%(d)	26%
Year ended 12/31/14	19.89	0.07	1.78	1.85	(0.10)	(1.72)	(1.82)	19.92	9.75	152,938	0.99		1.00		0.32		48
Year ended 12/31/13	14.91	0.07	5.03	5.10	(0.12)	—	(0.12)	19.89	34.27	156,824	0.99		1.00		0.39		42
Year ended 12/31/12	12.81	0.12	2.08	2.20	(0.10)	—	(0.10)	14.91	17.21	131,233	0.99		1.00		0.86		26
Year ended 12/31/11	12.79	0.10	0.01	0.11	(0.09)	—	(0.09)	12.81	1.00	129,658	0.96		0.97		0.80		30
Series II
Year ended 12/31/15	19.75	0.02	(1.80)	(1.78)	(0.01)	(2.41)	(2.42)	15.55	(9.36)	210,354	1.24	(d)	1.24	(d)	0.08	(d)	26
Year ended 12/31/14	19.73	0.01	1.77	1.78	(0.04)	(1.72)	(1.76)	19.75	9.48	270,908	1.24		1.25		0.07		48
Year ended 12/31/13	14.81	0.03	4.99	5.02	(0.10)	—	(0.10)	19.73	33.93	320,754	1.24		1.25		0.14		42
Year ended 12/31/12	12.74	0.10	2.06	2.16	(0.09)	—	(0.09)	14.81	16.98	220,711	1.17		1.25		0.68		26
Year ended 12/31/11	12.72	0.09	0.01	0.10	(0.08)	—	(0.08)	12.74	0.91	163,194	1.06		1.22		0.70		30

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $144,033 and $258,322 for Series I and Series II shares, respectively.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$863.20	$4.70	$1,020.16	$5.09	1.00%
Series II	1,000.00	862.30	5.87	1,018.90	6.36	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$42,268,657
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIBRA-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Balanced-Risk Allocation Fund (the Fund) underperformed the Custom Invesco V.I. Balanced-Risk Allocation Index, the Fund’s custom style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-4.10%
Series II Shares	-4.40
MSCI World Index▼ (Broad Market Index)	-0.87
Custom Invesco V.I. Balanced-Risk Allocation Index■ (Style-Specific Index)	0.05
Lipper VUF Absolute Return Funds Classification Average¿ (Peer Group)	-2.37

Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2015, global markets produced mixed results due to volatility from a variety of geopolitical developments. The Fund ended the reporting period in negative territory. The Fund invests in derivatives, specifically, swaps, futures and commodity-linked notes, that are expected to correspond to US and international fixed income, equity and commodity markets. The strategic portion of our investment process involves first selecting representative assets for each asset class from a universe of over 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try to take advantage of short term market dynamics.

    Positive performance from strategic positioning in equity and fixed income markets, obtained through the use of swaps and futures, boosted Fund results for the reporting period. Tactical positioning in commodities, achieved through the use of swaps, futures and commodity-linked notes, also contributed to Fund results, while tactical positioning in equities and fixed income through the use of swaps and futures slightly detracted from Fund results. The net effect was a positive contribution from our tactical allocation process to Fund results for the year.

    Equity markets in developed nations generally rose in the first quarter of 2015, especially those markets in which central banks were still actively involved in quantitative easing. Most fixed income markets saw yields decline in the first quarter, continuing the strong price gains from 2014. Factors supporting lower yields included sharp declines in commodity prices, which also tempered fears of an increase in inflation, renewed geopolitical tensions in the Middle East, and ongoing negotiations regarding Greece’s efforts to secure fresh funding from its international creditors. Commodities continued their decline over the first quarter of 2015 in large part due to the collapse in energy and agricultural prices. The tactical allocation element of our strategy contributed to the Fund’s quarterly results, with all three asset classes contributing fairly equally to Fund results for the quarter.

    The Fund ended the second quarter of 2015 on a weak note; small gains from our equity exposure, achieved through the use of swaps and futures, and our commodity exposure, achieved through the use of swaps, futures and commodity-linked notes, were not enough to compensate for losses from government bond exposure, which was achieved through the use of swaps and futures. Within equities, gains from the beginning of the quarter were largely erased in June as concern about the Greek financial crisis and a correction in Chinese equities triggered a substantial increase in volatility. Commodity markets generated mixed results, with agricultural commodities posting gains, primarily because of strength in grains late in the quarter and on indications that the glut in certain key agricultural commodities might be easing. Government bonds posted large losses for the second quarter as threats of an increase in US interest rates, improving economic data out of Europe and indications of rising inflation led to a substantial re-pricing of the highest-quality fixed income markets. Tactical allocations across all three asset classes detracted from Fund returns for the quarter, mainly driven by exposure to the various commodity complexes. April 2015 was particularly difficult for the Fund, as we had generally underweight exposure to commodities, achieved through the use of swaps, futures and commodity-linked notes, at a time when commodity prices, at least temporarily, rose strongly.

    Bonds rebounded in the third quarter of 2015. Nervous investors sought perceived safe haven assets after commodity prices resumed their slide, creating renewed volatility in equities.1 During the quarter, indicators of economic activity and inflation came in weak across key geographies, which enhanced the appeal of bonds and allayed concerns of sustained interest rate hikes across major markets. All of the bond markets in which the Fund invested through the use of swaps and futures posted gains for the quarter, and this contributed to Fund performance. Several factors caused weakness in equities during the third quarter of 2015, including the surprise Chinese renminbi devaluation, disappointing gross domestic product data from Europe and Canada, weak manufacturing data from a host of countries and uncertainty regarding the US Federal Reserve’s (the Fed’s) policy direction. The combination of these factors suggested that global economic growth was slowing well beyond what equity prices

Target Risk Allocation and Notional Asset Weights as of 12/31/15
By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**

Equities	39.56%	37.83%
Fixed Income	43.41	86.53
Commodities	17.03	21.63
Total	100.00	145.99
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$966.2 million

Data presented here are as of December 31, 2015.

Invesco V.I. Balanced-Risk Allocation Fund

reflected. Consequently, several equity markets experienced double-digit declines, notably Hong Kong, Japan and US small-cap companies, while only markets in Europe and Japan showed year-to-date gains through the third quarter of 2015. Commodities continued to fall during the third quarter of 2015, with energy suffering the steepest price declines, as US stockpiles remained well above the five-year seasonal average, the Chinese economy weakened, and Iran increased its oil production, thereby adding to fears of a worsening global oil glut. The Fund’s tactical allocation process generated a positive return for the third quarter of 2015. The Fund’s general overweight exposure to bonds, achieved through the use of swaps and futures, proved timely and benefited Fund performance. Tactical shifts to equities, achieved through the use of swaps and futures, in the Fund’s portfolio detracted from Fund performance, due primarily to the Fund’s overweight exposure to all equity markets during August, when volatility increased, offsetting positive results from equity positioning in July and September. The Fund’s defensive posture in commodities, achieved through the use of swaps, futures and commodity-linked notes, produced contributions every month during the third quarter.

    Exposure to developed-market equities, which was achieved through the use of swaps and futures, were the sole contributor to Fund performance in the fourth quarter of 2015, but performance diverged between markets. Equities saw broad strength in October as share prices rebounded from the third quarter. Equity markets experienced a broad sell-off in December as the US began the long-anticipated process of normalizing interest rates and as the actions of the European Central Bank did not meet market expectations. Over the course of the quarter, Japanese, European, Hong Kong and US small-cap equities gained while UK and US large-cap equities declined. Bonds, exposure to which we achieved through swaps and futures, were mild detractors from Fund performance in the fourth quarter as investors digested comments from the Fed about the need to begin normalizing interest rates. Additionally, relatively strong performance from equity markets in October and November reduced the perceived safe haven appeal of bonds.1 Exposure to commodities, which we achieved through the use of swaps, futures and commodity-linked notes, was the largest drag on Fund performance for the quarter. Energy was the largest detractor, as oil prices continued to be pressured by a rising US dollar and rising supplies. Declining oil prices hurt distillates such as gasoil and unleaded gasoline, while natural gas prices collapsed due to warmer weather across the eastern US. Industrial metals remained under pressure for most of the quarter due to dollar strength, oversupply and weakening demand from China; however, by quarter’s end, announced supply cuts from major producers began to lift prices. Precious metals prices fell as the Fed raised interest rates for the first time in nine years, which caused the dollar to rise. Gold achieved both its highest and lowest price for the year during the quarter. Gold peaked for the year in October after the Fed deferred an interest rate increase in September, and then reached its low for the year in December after the interest rate increase was enacted. The aggregate result of the Fund’s tactical positioning for the fourth quarter was positive. The largest contributor to Fund results was the defensive posture across commodities, particularly energy, for the quarter. We achieved that defensive posture through the use of swaps, futures and commodity-linked notes.

    Please note that our strategy is principally implemented with derivative instruments including swaps, futures and other instruments that provide economic leverage, such as commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives and other instruments that provide economic leverage can be a cost-effective way to gain exposure to asset classes. However, they may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco V.I. Balanced-Risk Allocation Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Balanced-Risk Allocation Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/23/09*

* Data for Lipper VUF Absolute Return Funds Classification Average are from January 31, 2009.

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (1/23/09)	8.72%
5 Years	4.92
1 Year	-4.10

Series II Shares
Inception (1/23/09)	8.43%
5 Years	4.64
1 Year	-4.40

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.20% and 1.45%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.09% for Invesco V.I. Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

    Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/ or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

    Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

    Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the

Invesco V.I. Balanced-Risk Allocation Fund

risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

    Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

    Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely,

bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. The risk may be magnified due to the Fund’s use of derivatives that provided leveraged exposure to government bonds.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of short derivative positions and instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.

    Market risk. The prices of and the income generated by the Fund’s securi- ties may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

Invesco V.I. Balanced-Risk Allocation Fund

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, comprises the following indexes: MSCI World Index (60%) and Barclays U.S. Aggregate Index (40%). Prior to May 2, 2011, the index comprised the (65%) MSCI World Index, (30%) J.P. Morgan GBI Global Index, and (5%) Citigroup 3-Month Treasury Bill Index.

    The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.

    The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The J.P. Morgan GBI Global Index is a total return, market cap-weighted index that is rebalanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, Netherlands, Spain, Sweden, the UK and the US.

    The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last three month Treasury bill issues.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2015

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–13.38%
U.S. Treasury Bills–7.91%(a)
U.S. Treasury Bills(b)	0.08%	01/07/16	$10,500,000	$10,499,947
U.S. Treasury Bills(b)(c)	0.08%	01/07/16	3,000,000	2,999,985
U.S. Treasury Bills(c)	0.10%	01/14/16	4,500,000	4,499,850
U.S. Treasury Bills(b)(c)	0.13%	01/21/16	4,200,000	4,199,762
U.S. Treasury Bills(b)	0.14%	01/28/16	10,500,000	10,499,055
U.S. Treasury Bills(c)	0.14%	01/28/16	5,360,000	5,359,517
U.S. Treasury Bills(c)	0.24%	03/03/16	3,980,000	3,979,413
U.S. Treasury Bills(b)	0.12%	03/10/16	2,100,000	2,099,595
U.S. Treasury Bills(b)	0.26%	03/10/16	10,390,000	10,387,998
U.S. Treasury Bills(b)(c)	0.26%	03/10/16	16,540,000	16,536,814
U.S. Treasury Bills(b)(c)	0.25%	03/17/16	5,370,000	5,369,128
				76,431,064

U.S. Treasury Notes–5.47%(d)
U.S. Treasury Notes(c)	0.06%	01/31/16	19,970,000	19,970,163
U.S. Treasury Notes(b)(e)	0.08%	04/30/16	10,191,000	10,191,670
U.S. Treasury Notes(c)(e)	0.08%	04/30/16	17,534,000	17,535,154
U.S. Treasury Notes(c)	0.09%	07/31/16	5,100,000	5,100,057
				52,797,044
Total U.S. Treasury Securities (Cost $129,213,036)				129,228,108

		Expiration Date
Commodity-Linked Securities–2.27%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to the Canadian Imperial Bank of Commerce Custom 3 Agriculture Commodity Index, multiplied by 2)(c)(f)		06/21/16	9,050,000	8,231,113
Cargill, Inc., Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(c)(f)		06/15/16	14,762,003	13,680,357
Total Commodity-Linked Securities (Cost $23,812,003)				21,911,470

			Shares
Money Market Funds–83.88%
Government & Agency Portfolio—Institutional Class, 0.13%(g)			134,960,050	134,960,050
Invesco V.I. Money Market Fund—Series I, 0.01%(g)			16,640,310	16,640,310
Liquid Assets Portfolio—Institutional Class, 0.29%(g)			148,682,630	148,682,630
Premier Portfolio—Institutional Class, 0.24%(g)			106,875,235	106,875,235
STIC (Global Series) PLC—U.S. Dollar Liquidity Portfolio—Institutional Class (Ireland), 0.23%(c)(g)			119,336,753	119,336,753
STIC Prime Portfolio—Institutional Class, 0.26%(g)			122,067,556	122,067,556
Treasury Portfolio—Institutional Class, 0.13%(g)			161,924,714	161,924,714
Total Money Market Funds (Cost $810,487,248)				810,487,248
TOTAL INVESTMENTS–99.53% (Cost $963,512,287)				961,626,826
OTHER ASSETS LESS LIABILITIES–0.47%				4,581,539
NET ASSETS–100.00%				$966,208,365

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts(h)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(c)	Long		176	March-2016	$6,629,920	$(2,677,466)
Gasoline Reformulated Blendstock Oxygenate Blending(c)	Long		234	February-2016	12,491,388	221,714
Silver(c)	Long		323	March-2016	22,291,845	(606,195)
WTI Crude(c)	Long		128	June-2016	5,210,880	(653,399)
Subtotal-Commodity Risk						(3,715,346)

Australia 10 Year Bonds	Long		1,388	March-2016	128,352,236	510,884
Canada 10 Year Bonds	Long		1,791	March-2016	182,431,882	3,525,444
Euro Bonds	Long		864	March-2016	148,279,300	(1,706,651)
Japan 10 Year Bonds	Long		77	March-2016	95,478,847	214,366
Long Gilt	Long		1,128	March-2016	194,169,967	(893,506)
U.S. Treasury 20 Year Bonds	Long		616	March-2016	94,710,000	123,008
Subtotal — Interest Rate Risk						1,773,545

Dow Jones EURO STOXX 50 Index	Long		1,815	March-2016	64,735,850	1,320,177
E-Mini S&P 500 Index	Long		501	March-2016	50,986,770	163,053
FTSE 100 Index	Long		695	March-2016	63,500,633	2,522,540
Hang Seng Index	Long		407	January-2016	57,530,677	121,692
Russell 2000 Index Mini	Long		453	March-2016	51,256,950	852,330
Tokyo Stock Price Index	Long		518	March-2016	66,692,042	(1,389,695)
Subtotal — Equity Risk						3,590,097
Total Futures Contracts						$1,648,296

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Barclays Bank PLC	20,800	October-2016	$7,794,205	$247,075
Receive a return equal to the Barclays Commodity Strategy 1715 Excess Return Index and pay the product of (i) 0.45% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Barclays Bank PLC	24,200	May-2016	6,959,596	3,509
Receive a return equal to the Monthly Rebalance Commodity Excess Return Index and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Cargill, Inc.	14,500	May-2016	13,845,390	0
Receive a return equal to the Single Commodity Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Cargill, Inc.	8,200	January-2016	6,229,406	0
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index 2 and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Canadian Imperial Bank of Commerce	330,500	April-2016	19,725,529	20,887
Receive a return equal to the Goldman Sachs Alpha Basket B784 Excess Return Strategy and pay the product of (i) 0.40% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Goldman Sachs International	43,200	May-2016	11,521,077	0
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	J.P. Morgan Chase Bank, N.A.	155,500	October-2016	13,951,662	(180,551)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements—(continued)
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the MLCX Aluminum Annual Excess Return Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Merrill Lynch International	4,000	September-2016	$338,346	$0
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Merrill Lynch International	120,500	June-2016	16,805,051	0
Receive a return equal to the S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365.(c)	Long	Morgan Stanley Capital Services LLC	235,000	October-2016	19,646,502	297,430
Subtotal — Commodity Risk						388,350
Receive a return equal to Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	28	February-2016	3,957,884	1,774
Subtotal — Equity Risk						1,774
Total Swap Agreements						$390,124

Investments Abbreviations:

EMTN	— European Medium Term Notes
LIBOR	— London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 3 Agriculture	—	a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Coffee ‘C’, Corn, Cotton, Sugar, Soybeans, Soybean Meal Soybean Oil, and Wheat.
Monthly Rebalance Commodity Excess Return Index	—	a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No.2, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11 and Wheat.
Barclays Commodity Strategy 1452 Index	—	a commodity index that provides exposure to future contracts on Copper.
Barclays Commodity Strategy 1715 Index	—	a commodity index that provides exposure to future contracts on Coffee ‘C’, Corn, Cotton, Soybeans, Soybean Meal, Soybean Oil, Sugar, and Wheat.
Single Commodity Index Excess Return	—	a commodity index composed of future contracts on Gold.
Goldman Sachs Alpha Basket B784 Excess Return Strategy	—	a basket of eight indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Coffee ‘C’, Corn, Cotton, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(c)	The investment is owned by the subsidiary. See Note 5.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2015.
(e)	All or a portion of the value was designated as collateral for swap agreements. See Note 1M and Note 4.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $21,911,470, which represented 2.27% of the Fund’s Net Assets.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(h)	Futures collateralized by $5,560,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2015

Consolidated Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $153,025,039)	$151,139,578
Investments in affiliated money market funds, at value and cost	810,487,248
Total investments, at value (Cost $963,512,287)	961,626,826
Cash	587,127
Receivable for:
Deposits with brokers — futures	5,560,000
Fund shares sold	274,849
Dividends and interest	110,213
Swaps receivables	13,634
Premiums paid on swap agreements	97
Investment for trustee deferred compensation and retirement plans	86,903
Unrealized appreciation on swap agreements — OTC	570,675
Total assets	968,830,324

Liabilities:
Payable for:
Fund shares reacquired	241,445
Swaps payable	466,153
Variation margin — futures	501,471
Accrued fees to affiliates	1,076,675
Accrued trustees’ and officers’ fees and benefits	279
Accrued other operating expenses	53,938
Trustee deferred compensation and retirement plans	101,447
Unrealized depreciation on swap agreements — OTC	180,551
Total liabilities	2,621,959
Net assets applicable to shares outstanding	$966,208,365

Net assets consist of:
Shares of beneficial interest	$964,762,663
Undistributed net investment income (loss)	1,567,191
Undistributed net realized gain (loss)	(274,055)
Net unrealized appreciation	152,566
$966,208,365

Net Assets:
Series I	$26,854,092
Series II	$939,354,273

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,632,559
Series II	93,145,718
Series I:
Net asset value and offering price per share	$10.20
Series II:
Net asset value per share	$10.08

Investment income:
Dividends from affiliated money market funds	$658,258
Interest	139,326
Total investment income	797,584

Expenses:
Advisory fees	9,445,443
Administrative services fees	2,224,275
Custodian fees	25,311
Distribution fees — Series II	2,516,726
Transfer agent fees	22,538
Trustees’ and officers’ fees and benefits	36,333
Other	101,757
Total expenses	14,372,383
Less: Fees waived	(4,732,868)
Net expenses	9,639,515
Net investment income (loss)	(8,841,931)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(9,327,992)
Foreign currencies	(238,284)
Futures contracts	4,317,390
Swap agreements	(22,502,006)
(27,750,892)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,020,367
Foreign currencies	(146)
Futures contracts	(11,832,436)
Swap agreements	702,821
(9,109,394)
Net realized and unrealized gain (loss)	(36,860,286)
Net increase (decrease) in net assets resulting from operations	$(45,702,217)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(8,841,931)	$(11,788,758)
Net realized gain (loss)	(27,750,892)	84,160,472
Change in net unrealized appreciation (depreciation)	(9,109,394)	(4,269,630)
Net increase (decrease) in net assets resulting from operations	(45,702,217)	68,102,084

Distributions to shareholders from net investment income:
Series I	(1,076,721)	—
Series ll	(38,929,666)	—
Total distributions from net investment income	(40,006,387)	—

Distributions to shareholders from net realized gains:
Series l	(2,241,364)	(588,237)
Series ll	(87,763,065)	(78,667,991)
Total distributions from net realized gains	(90,004,429)	(79,256,228)

Share transactions–net:
Series l	20,107,013	2,645,706
Series ll	107,582,311	(355,564,687)
Net increase (decrease) in net assets resulting from share transactions	127,689,324	(352,918,981)
Net increase (decrease) in net assets	(48,023,709)	(364,073,125)

Net assets:
Beginning of year	1,014,232,074	1,378,305,199
End of year (includes undistributed net investment income (loss) of $1,567,191 and $40,798,593, respectively)	$966,208,365	$1,014,232,074

Consolidated Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

Invesco V.I. Balanced-Risk Allocation Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

Invesco V.I. Balanced-Risk Allocation Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Invesco V.I. Balanced-Risk Allocation Fund

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts (traded over-the-counter (“OTC”)) entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.92%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2016, to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% less net Acquired Fund Fees and Expenses and Series II shares to 1.03% less net Acquired Fund Fees and Expenses of average daily net assets. Prior to May 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement to 0.76% and 1.01%, for Series I and Series II shares, less net Acquired Fund Fees and Expenses, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $4,732,868.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $241,780 for accounting and fund administrative services and reimbursed $1,982,495 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$810,487,248	$—	$—	$810,487,248
U.S. Treasury Securities	—	129,228,108	—	129,228,108
Commodity-Linked Securities	—	21,911,470	—	21,911,470
	810,487,248	151,139,578	—	961,626,826
Futures Contracts*	1,648,296	—	—	1,648,296
Swap Agreements*	—	390,124	—	390,124
Total Investments	$812,135,544	$151,529,702	$—	$963,665,246

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$221,714	$(3,937,060)
Swap agreements(b)	568,901	(180,551)
Equity risk:
Futures contracts(a)	4,979,792	(1,389,695)
Swap agreements(b)	1,774	—
Interest rate risk:
Futures contracts(a)	4,373,702	(2,600,157)
Total	$10,145,883	$(8,107,463)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Invesco V.I. Balanced-Risk Allocation Fund

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(18,033,129)	$(22,352,346)
Interest rate risk	22,733,394	359,167
Equity risk	(382,875)	(508,827)
Change in Net Unrealized Appreciation (Depreciation):
Commodity risk	4,166,185	1,438,335
Interest rate risk	(13,607,243)	(523,560)
Equity risk	(2,391,378)	(211,954)
Total	$(7,515,046)	$(21,799,185)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$1,290,135,802	$136,739,524

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Fund
Goldman Sachs International	$1,774	$—	$(1,774)	$—	$—

Subsidiary
Barclays Bank PLC	250,584	(2,657)	—	—	247,927
Canadian Imperial Bank of Commerce	20,887	(3,404)	—	—	17,483
J.P. Morgan Chase Bank, N.A.	97	(97)	—	—	—
Merrill Lynch International	13,634	(13,634)	—	—	—
Morgan Stanley Capital Services LLC	297,430	(3,270)	—	(294,160)	—
Subtotal — Subsidiary	$582,632	$(23,062)	$—	$(294,160)	$265,410
Total	$584,406	$(23,062)	$(1,774)	$(294,160)	$265,410

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$2,657	$(2,657)	$—	$—	$—
Cargill, Inc.	212,171	—	(212,171)	—	—
Canadian Imperial Bank of Commerce	3,404	(3,404)	—	—	—
Goldman Sachs International	155,753	—	(155,753)	—	—
J.P. Morgan Chase Bank, N.A.	180,895	(97)	(180,798)	—	—
Merrill Lynch International	88,554	(13,634)	(74,920)	—	—
Morgan Stanley Capital Services LLC	3,270	(3,270)	—	—	—
Total	$646,704	$(23,062)	$(623,642)	$—	$—

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”)
Total assets	$227,991,136
Total liabilities	203,726
Net assets	227,787,410
Total investment income	193,312
Net investment income (loss)	(2,095,408)
Net realized gain (loss) from:
Futures contracts	(18,033,129)
Swap agreements	(22,352,346)
Change in net unrealized appreciation of:
Investment securities	2,014,266
Futures contracts	4,166,185
Swap agreements	1,438,335
Increase (decrease) in net assets resulting from operations	$(34,862,097)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$82,398,323	$43,655,744
Long-term capital gain	47,612,493	35,600,484
Total distributions	$130,010,816	$79,256,228

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$2,064,446
Net unrealized appreciation (depreciation) — investments	(1,887,816)
Net unrealized appreciation — other investments	2,984,077
Temporary book/tax differences	(106,550)
Capital loss carryforward	(1,608,455)
Shares of beneficial interest	964,762,663
Total net assets	$966,208,365

Invesco V.I. Balanced-Risk Allocation Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$1,608,455	$1,608,455

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $23,812,003 and $23,515,182, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $37,513,662 and $19,708,986, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,515
Aggregate unrealized (depreciation) of investment securities	(1,903,331)
Net unrealized appreciation (depreciation) of investment securities	$(1,887,816)

Cost of investments for tax purposes is $963,514,642.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, swap agreements and foreign currency transactions, on December 31, 2015, undistributed net investment income was increased by $9,616,916, undistributed net realized gain (loss) was increased by $36,595,674 and shares of beneficial interest was decreased by $46,212,590. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	1,757,785	$21,010,182	316,598	$4,028,214
Series II	14,484,245	168,905,179	14,185,151	177,408,617

Issued as reinvestment of dividends:
Series I	325,942	3,318,085	48,615	588,237
Series II	12,581,205	126,692,731	6,566,610	78,667,991

Reacquired:
Series I	(377,523)	(4,221,254)	(155,787)	(1,970,745)
Series II	(16,310,112)	(188,015,599)	(50,545,455)	(611,641,295)
Net increase (decrease) in share activity	12,461,542	$127,689,324	(29,584,268)	$(352,918,981)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$12.30	$(0.07)	$(0.44)	$(0.51)	$(0.52)	$(1.07)	$(1.59)	$10.20	(4.10)%	$26,854	0.69	%(d)	1.15	%(d)	(0.61	)%(d)	44%
Year ended 12/31/14	12.30	(0.08)	0.80	0.72	—	(0.72)	(0.72)	12.30	5.91	11,397	0.69	(e)	1.11		(0.65)		60
Year ended 12/31/13	12.65	(0.08)	0.30	0.22	(0.21)	(0.36)	(0.57)	12.30	1.70	8,821	0.70		1.11		(0.65)		76
Year ended 12/31/12	11.53	(0.07)	1.34	1.27	(0.11)	(0.04)	(0.15)	12.65	10.98	10,354	0.70	(e)	1.15		(0.59)		188
Year ended 12/31/11(f)	13.09	(0.04)	1.28	1.24	(0.10)	(2.70)	(2.80)	11.53	11.00	4,472	0.71	(e)	1.22		(0.32)		142
Series II
Year ended 12/31/15	12.17	(0.10)	(0.44)	(0.54)	(0.48)	(1.07)	(1.55)	10.08	(4.40)	939,354	0.94	(d)	1.40	(d)	(0.86	)(d)	44
Year ended 12/31/14	12.21	(0.12)	0.80	0.68	—	(0.72)	(0.72)	12.17	5.62	1,002,835	0.94	(e)	1.36		(0.90)		60
Year ended 12/31/13	12.57	(0.11)	0.30	0.19	(0.19)	(0.36)	(0.55)	12.21	1.50	1,369,485	0.95		1.36		(0.90)		76
Year ended 12/31/12	11.49	(0.10)	1.32	1.22	(0.10)	(0.04)	(0.14)	12.57	10.64	1,343,806	0.95	(e)	1.40		(0.84)		188
Year ended 12/31/11(f)	13.05	(0.07)	1.27	1.20	(0.06)	(2.70)	(2.76)	11.49	10.61	257,898	0.96	(e)	1.47		(0.57)		142

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $22,789 and $1,006,690 for Series I and Series II shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.09%, 0.02% and 0.04% for the years ended December 31, 2014, 2012 and 2011, respectively.
(f)	Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Predecessor Fund”). On such date, holders of the Predecessor Fund’s Series I and Series II shares received Series I and Series II shares, respectively, of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Balanced-Risk Allocation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$953.60	$3.45	$1,021.68	$3.57	0.70%
Series II	1,000.00	952.10	4.67	1,020.42	4.84	0.95

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$47,612,493
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.08%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Balanced Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Balanced Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Balanced Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Balanced Risk Allocation Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VICOM-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Comstock Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style- specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-5.98%
Series II Shares	-6.19
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 1000 Value Index▼ (Style-Specific Index)	-3.83
Lipper VUF Large-Cap Value Funds Index■ (Peer Group Index)	-3.86

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    For the reporting period, most US equity market indexes delivered muted gains, at best, with value stocks, as a group,

underperforming growth stocks by a large margin, regardless of market capitalization. Sector performance in the Russell 1000 Value Index was mainly negative, with health care, telecommunication services and industrials being the only sectors with positive performance.

    Stock selection in the consumer staples sector contributed to Fund performance relative to the style-specific index. In the food, beverage and tobacco industry, ConAgra Foods was a notable contributor, performing strongly after an activist investor took a large stake in the company and sought seats on the company’s board of directors. The company also reported earnings that exceeded analysts’ estimates, causing the stock to post a double-digit return for the year. Also, not owning Proctor & Gamble, a large style-specific benchmark holding, helped the Fund’s relative performance since the company’s stock price declined during the year.

    Strong stock selection in the industrials sector also helped the Fund’s performance relative to the style-specific index. Most of the Fund’s relative performance contribution came from not owning certain poorly-performing companies, such as United Technologies and CSX, which were held in the index.

    A material underweight exposure to the utilities sector also helped the Fund’s relative performance, as utilities stocks posted negative returns for the reporting period. We continue to believe utilities remain overvalued, as a sector, so we’ve been underweight this sector for some time.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency

Portfolio Composition
By sector	% of total net assets

Financials	28.9%
Consumer Discretionary	14.9
Energy	12.9
Information Technology	12.8
Health Care	11.0
Industrials	6.9
Consumer Staples	4.7
Materials	1.7
Utilities	1.1
Telecommunication Services	0.8
Money Market Funds
Plus Other Assets Less Liabilities	4.3

Top 10 Equity Holdings*
% of total net assets

1.	Citigroup Inc.	5.0%
2.	JPMorgan Chase & Co.	3.9
3.	Bank of America Corp.	3.0
4.	Carnival Corp.	3.0
5.	Cisco Systems, Inc.	2.4
6.	General Electric Co.	2.3
7.	Wells Fargo & Co.	2.1
8.	Suncor Energy, Inc.	2.1
9.	General Motors Co.	2.0
10.	Merck & Co., Inc.	2.0

Total Net Assets	$1.9 billion

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Comstock Fund

forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    Weak stock selection in and underweight exposure to the health care sector were large detractors from Fund performance relative to the Fund’s style-specific index. Specifically, being underweight the health care equipment and services industry hurt Fund performance. Also, not owning select pharmaceutical stocks, such as Eli Lilly, hurt the Fund’s relative performance, as that stock rose more than 20% for the reporting period.

    Stock selection in and underweight exposure to the financials sector also acted as a large detractor from Fund performance. In diversified financials, Fund holdings Morgan Stanley and State Street underperformed the sector and style-specific benchmark, posting double-digit negative returns. Although Morgan Stanley reported profits and revenues that beat analysts’ estimates, financial stocks in general declined in the latter part of the reporting period due to concerns about a prolonged low interest rate environment. Not owning real estate stocks also hurt Fund performance.

    Stock selection in and overweight exposure to the energy sector also hurt Fund performance, mainly due to the declining price of oil. Royal Dutch Shell and Murphy Oil were two of the largest relative detractors in the sector. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell – not a constituent of the style-specific benchmark, but a top Fund holding – underperformed the sector and benchmark for the year.

    Although the Fund was underweight the financials sector and overweight the energy sector compared to our style-specific benchmark at the close of the year, we have a favorable view of large diversified financial companies, and we have been adding to our positions in the energy sector, based on weakness. The Fund’s exposure to each sector has a higher beta than the style-specific benchmark.1 Therefore, the Fund may be more sensitive to broad moves in these sectors for the foreseeable future.

    Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Beta is a measure of risk representing how a security is expected to respond to general market movements.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Comstock Fund. He joined Invesco in
2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Devin Armstrong Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in
2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Charles DyReyes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in
2015. Mr. DyReyes earned a BS in finance from Lehigh University.

James Warwick Portfolio Manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (4/30/99)	6.34%
10 Years	6.00
5 Years	10.35
1 Year	-5.98

Series II Shares
Inception (9/18/00)	6.34%
10 Years	5.74
5 Years	10.08
1 Year	-6.19

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.83% and 1.08%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

Invesco V.I. Comstock Fund

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value

Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–95.75%
Aerospace & Defense–1.18%
Textron Inc.	529,252	$22,233,876

Aluminum–0.81%
Alcoa Inc.	1,550,725	15,305,656

Application Software–0.75%
Citrix Systems, Inc.(b)	185,559	14,037,538

Asset Management & Custody Banks–2.73%
Bank of New York Mellon Corp. (The)	516,634	21,295,654
State Street Corp.	452,545	30,030,886
		51,326,540

Auto Parts & Equipment–1.66%
Johnson Controls, Inc.	789,428	31,174,512

Automobile Manufacturers–1.97%
General Motors Co.	1,089,987	37,070,458

Biotechnology–0.87%
AbbVie Inc.	276,210	16,362,680

Broadcasting–0.43%
CBS Corp.–Class B	170,847	8,052,019

Cable & Satellite–2.59%
Comcast Corp.–Class A	520,572	29,375,878
Time Warner Cable Inc.	104,081	19,316,393
		48,692,271

Communications Equipment–2.37%
Cisco Systems, Inc.	1,642,508	44,602,305

Construction Machinery & Heavy Trucks–1.38%
Caterpillar Inc.	383,116	26,036,563

Consumer Finance–0.99%
Ally Financial Inc.(b)	997,290	18,589,486

Data Processing & Outsourced Services–0.94%
PayPal Holdings, Inc.(b)	489,804	17,730,905

Department Stores–1.24%
Kohl’s Corp.	490,716	23,372,803

Diversified Banks–14.44%
Bank of America Corp.	3,372,908	56,766,042
Citigroup Inc.	1,827,694	94,583,164
JPMorgan Chase & Co.	1,114,833	73,612,423
U.S. Bancorp	184,454	7,870,652
Wells Fargo & Co.	716,550	38,951,658
	271,783,939

Drug Retail–0.47%
CVS Health Corp.	90,192	8,818,072

	Shares	Value
Electric Utilities–0.46%
FirstEnergy Corp.	275,998	$8,757,417

Electrical Components & Equipment–1.43%
Emerson Electric Co.	560,979	26,831,626

Electronic Components–0.63%
Corning Inc.	645,097	11,792,373

General Merchandise Stores–1.10%
Target Corp.	284,286	20,642,006

Health Care Equipment–0.77%
Medtronic PLC	187,614	14,431,269

Health Care Services–0.90%
Express Scripts Holding Co.(b)	194,110	16,967,155

Hotels, Resorts & Cruise Lines–2.97%
Carnival Corp.	1,027,771	55,992,964

Hypermarkets & Super Centers–0.92%
Wal-Mart Stores, Inc.	284,168	17,419,498

Industrial Conglomerates–2.33%
General Electric Co.	1,407,078	43,830,480

Industrial Machinery–0.57%
Ingersoll-Rand PLC	193,560	10,701,932

Integrated Oil & Gas–7.75%
BP PLC–ADR (United Kingdom)	938,363	29,333,227
Chevron Corp.	312,531	28,115,289
Occidental Petroleum Corp.	244,723	16,545,722
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	717,818	32,868,886
Suncor Energy, Inc. (Canada)	1,508,470	38,918,526
	145,781,650

Integrated Telecommunication Services–0.76%
Frontier Communications Corp.	3,077,951	14,374,031

Internet Software & Services–1.88%
eBay Inc.(b)	910,166	25,011,362
Yahoo! Inc.(b)	311,704	10,367,275
	35,378,637

Investment Banking & Brokerage–2.64%
Goldman Sachs Group, Inc. (The)	113,953	20,537,749
Morgan Stanley	919,283	29,242,392
	49,780,141

Leisure Products–0.37%
Mattel, Inc.	254,861	6,924,573

Life & Health Insurance–2.64%
Aflac, Inc.	378,481	22,671,012
MetLife, Inc.	560,496	27,021,512
	49,692,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
Managed Health Care–0.95%
Anthem, Inc.	128,758	$17,954,016

Movies & Entertainment–2.62%
Time Warner Inc.	118,743	7,679,110
Twenty-First Century Fox, Inc.–Class B	765,372	20,841,080
Viacom Inc.–Class B	505,990	20,826,548
	49,346,738

Multi-Utilities–0.65%
PG&E Corp.	231,001	12,286,943

Oil & Gas Drilling–0.45%
Noble Corp. PLC	803,205	8,473,813

Oil & Gas Equipment & Services–2.32%
Halliburton Co.	452,120	15,390,165
Weatherford International PLC(b)	3,367,238	28,251,127
	43,641,292

Oil & Gas Exploration & Production–2.40%
Devon Energy Corp.	474,136	15,172,352
Hess Corp.	335,243	16,252,580
Murphy Oil Corp.	100,766	2,262,197
QEP Resources Inc.	858,380	11,502,292
	45,189,421

Packaged Foods & Meats–1.21%
ConAgra Foods, Inc.	339,938	14,331,786
Mondelez International, Inc.–Class A	189,504	8,497,359
	22,829,145

Paper Products–0.90%
International Paper Co.	448,174	16,896,160

Personal Products–0.47%
Unilever N.V.–New York Shares (United Kingdom)	204,543	8,860,803

Pharmaceuticals–7.54%
GlaxoSmithKline PLC–ADR (United Kingdom)	177,563	7,164,667
Merck & Co., Inc.	696,087	36,767,315
Novartis AG (Switzerland)	298,190	25,486,994
Pfizer Inc.	995,812	32,144,811

	Shares	Value
Pharmaceuticals–(continued)
Roche Holding AG–ADR (Switzerland)	480,254	$16,576,207
Sanofi–ADR (France)	557,643	23,783,474
	141,923,468

Property & Casualty Insurance–1.29%
Allstate Corp. (The)	391,318	24,296,935

Regional Banks–4.12%
Citizens Financial Group Inc.	576,139	15,089,081
Fifth Third Bancorp	1,385,814	27,854,861
PNC Financial Services Group, Inc. (The)	362,696	34,568,556
		77,512,498

Semiconductors–1.00%
Intel Corp.	546,445	18,825,030

Soft Drinks–1.65%
Coca-Cola Co. (The)	722,026	31,018,237

Systems Software–3.13%
Microsoft Corp.	569,678	31,605,735
Symantec Corp.	1,303,743	27,378,603
		58,984,338

Technology Hardware, Storage & Peripherals–2.11%
Hewlett Packard Enterprise Co.	240,458	3,654,962
HP Inc.	788,815	9,339,569
NetApp, Inc.	1,004,213	26,641,771
		39,636,302
Total Common Stocks & Other Equity Interests (Cost $1,716,273,667)		1,802,163,038

Money Market Funds–4.19%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	39,435,624	39,435,624
Premier Portfolio–Institutional Class, 0.24%(c)	39,435,624	39,435,624
Total Money Market Funds (Cost $78,871,248)		78,871,248
TOTAL INVESTMENTS–99.94% (Cost $1,795,144,915)		1,881,034,286
OTHER ASSETS LESS LIABILITIES–0.06%		1,055,292
NET ASSETS–100.00%		$1,882,089,578

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $1,716,273,667)	$1,802,163,038
Investments in affiliated money market funds, at value and cost	78,871,248
Total investments, at value (Cost $1,795,144,915)	1,881,034,286
Cash	139,943
Foreign currencies, at value (Cost $296)	295
Receivable for:
Investments sold	2,432,493
Fund shares sold	208,494
Dividends	2,910,209
Investment for trustee deferred compensation and retirement plans	175,846
Unrealized appreciation on forward foreign currency contracts outstanding	2,279,898
Total assets	1,889,181,464

Liabilities:
Payable for:
Investments purchased	940,403
Fund shares reacquired	3,761,249
Accrued fees to affiliates	2,142,441
Accrued trustees’ and officers’ fees and benefits	295
Accrued other operating expenses	40,443
Trustee deferred compensation and retirement plans	207,055
Total liabilities	7,091,886
Net assets applicable to shares outstanding	$1,882,089,578

Net assets consist of:
Shares of beneficial interest	$1,627,319,734
Undistributed net investment income	24,761,927
Undistributed net realized gain	141,871,942
Net unrealized appreciation	88,135,975
$1,882,089,578

Net Assets:
Series I	$332,410,569
Series II	$1,549,679,009

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	18,918,205
Series II	88,517,933
Series I:
Net asset value per share	$17.57
Series II:
Net asset value per share	$17.51

Investment income:
Dividends (net of foreign withholding taxes of $1,026,650)	$47,446,388
Dividends from affiliated money market funds	55,616
Interest	11,436
Total investment income	47,513,440

Expenses:
Advisory fees	11,638,224
Administrative services fees	5,172,017
Custodian fees	84,156
Distribution fees — Series II	4,315,108
Transfer agent fees	43,085
Trustees’ and officers’ fees and benefits	55,444
Other	98,376
Total expenses	21,406,410
Less: Fees waived	(1,037,578)
Net expenses	20,368,832
Net investment income	27,144,608

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	129,321,694
Foreign currencies	(69,705)
Forward foreign currency contracts	17,416,839
146,668,828
Change in net unrealized appreciation (depreciation) of:
Investment securities	(298,060,820)
Foreign currencies	(859)
Forward foreign currency contracts	(1,420,202)
(299,481,881)
Net realized and unrealized gain (loss)	(152,813,053)
Net increase (decrease) in net assets resulting from operations	$(125,668,445)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$27,144,608	$33,347,426
Net realized gain	146,668,828	260,573,406
Change in net unrealized appreciation (depreciation)	(299,481,881)	(101,857,544)
Net increase (decrease) in net assets resulting from operations	(125,668,445)	192,063,288

Distributions to shareholders from net investment income:
Series I	(6,885,163)	(4,492,631)
Series ll	(28,122,100)	(20,122,085)
Total distributions from net investment income	(35,007,263)	(24,614,716)

Distributions to shareholders from net realized gains:
Series l	(974,858)	—
Series ll	(4,644,340)	—
Total distributions from net realized gains	(5,619,198)	—

Share transactions–net:
Series l	22,959,786	1,255,194
Series ll	(153,528,318)	(217,613,521)
Net increase (decrease) in net assets resulting from share transactions	(130,568,532)	(216,358,327)
Net increase (decrease) in net assets	(296,863,438)	(48,909,755)

Net assets:
Beginning of year	2,178,953,016	2,227,862,771
End of year (includes undistributed net investment income of $24,761,927 and $32,694,287, respectively)	$1,882,089,578	$2,178,953,016

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Comstock Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Comstock Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to

Invesco V.I. Comstock Fund

0.78% and Series II shares to 1.03% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $1,037,578.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $424,176 for accounting and fund administrative services and reimbursed $4,747,841 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $3,201 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,855,547,292	$25,486,994	$—	$1,881,034,286
Forward Foreign Currency Contracts*	—	2,279,898	—	2,279,898
Total Investments	$1,855,547,292	$27,766,892	$—	$1,883,314,184

*	Unrealized appreciation.

Invesco V.I. Comstock Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$2,279,898	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$17,416,839
Change in Unrealized Appreciation (Depreciation):
Currency risk	(1,420,202)
Total	$15,996,637

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$191,605,374

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/22/16	Barclays Bank PLC	EUR	9,862,079	USD	10,858,060	$10,723,566	$134,494
01/22/16	Canadian Imperial Bank Commerce	CAD	11,338,116	USD	8,253,105	8,191,783	61,322
01/22/16	Canadian Imperial Bank Commerce	CHF	8,417,573	USD	8,557,053	8,411,849	145,204
01/22/16	Canadian Imperial Bank Commerce	EUR	9,862,079	USD	10,854,204	10,723,566	130,638
01/22/16	Canadian Imperial Bank Commerce	GBP	5,037,153	USD	7,622,220	7,425,966	196,254
01/22/16	Deutsche Bank Securities Inc.	CAD	11,257,145	USD	8,193,629	8,133,282	60,347
01/22/16	Deutsche Bank Securities Inc.	CHF	8,417,071	USD	8,554,195	8,411,347	142,848
01/22/16	Deutsche Bank Securities Inc.	EUR	9,862,079	USD	10,856,867	10,723,566	133,301
01/22/16	Deutsche Bank Securities Inc.	GBP	5,038,797	USD	7,627,600	7,428,390	199,210
01/22/16	Goldman Sachs International	CAD	11,257,146	USD	8,194,166	8,133,282	60,884
01/22/16	Goldman Sachs International	CHF	8,417,573	USD	8,561,840	8,411,848	149,992
01/22/16	Goldman Sachs International	EUR	9,863,327	USD	10,857,728	10,724,924	132,804
01/22/16	Goldman Sachs International	GBP	5,037,154	USD	7,623,581	7,425,967	197,614
01/22/16	RBC Capital Markets Corp.	CAD	11,257,146	USD	8,195,986	8,133,282	62,704
01/22/16	RBC Capital Markets Corp.	CHF	8,417,573	USD	8,561,013	8,411,849	149,164
01/22/16	RBC Capital Markets Corp.	EUR	9,862,079	USD	10,850,960	10,723,567	127,393
01/22/16	RBC Capital Markets Corp.	GBP	5,037,153	USD	7,621,691	7,425,966	195,725
Total open forward foreign currency contracts — Currency Risk							$2,279,898

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling

USD	– U.S. Dollar

Invesco V.I. Comstock Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Barclays Bank PLC	$134,494	$—	$—	$—	$134,494
Canadian Imperial Bank Commerce	533,418	—	—	—	533,418
Deutsche Bank Securities Inc.	535,706	—			535,706
Goldman Sachs International	541,294	—	—	—	541,294
RBC Capital Markets Corp.	534,986	—	—	—	534,986
Total	$2,279,898	$—	$—	$—	$2,279,898

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$35,007,263	$24,614,716
Long-term capital gain	5,619,198	—
Total distributions	$40,626,461	$24,614,716

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$38,206,979
Undistributed long-term gain	131,790,325
Net unrealized appreciation — investments	85,025,736
Net unrealized appreciation (depreciation) — other investments	(33,294)
Temporary book/tax differences	(219,902)
Shares of beneficial interest	1,627,319,734
Total net assets	$1,882,089,578

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

Invesco V.I. Comstock Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $327,514,421 and $436,459,924, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$298,106,354
Aggregate unrealized (depreciation) of investment securities	(213,080,618)
Net unrealized appreciation of investment securities	$85,025,736

Cost of investments for tax purposes is $1,796,008,550.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2015, undistributed net investment income was decreased by $69,705 and undistributed net realized gain was increased by $69,705. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	3,760,569	$70,725,463	4,721,043	$87,225,388
Series II	5,016,751	92,293,330	5,163,219	94,533,512

Issued as reinvestment of dividends:
Series I	468,137	7,860,021	239,991	4,492,632
Series II	1,957,374	32,766,440	1,078,354	20,122,085

Reacquired:
Series I	(2,957,578)	(55,625,698)	(4,881,994)	(90,462,826)
Series II	(14,920,435)	(278,588,088)	(18,159,674)	(332,269,118)
Net increase in share activity	(6,675,182)	$(130,568,532)	(11,839,061)	$(216,358,327)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$19.16	$0.28	$(1.45)	$(1.17)	$(0.37)	$(0.05)	$(0.42)	$17.57	(5.98)%	$332,411	0.78	%(d)	0.83	%(d)	1.52	%(d)	16%
Year ended 12/31/14	17.75	0.32	1.34	1.66	(0.25)	—	(0.25)	19.16	9.39	338,159	0.78		0.83		1.73		19
Year ended 12/31/13	13.27	0.22	4.53	4.75	(0.27)	—	(0.27)	17.75	35.97	311,837	0.76		0.84		1.36		11
Year ended 12/31/12	11.32	0.23	1.94	2.17	(0.22)	—	(0.22)	13.27	19.23	250,995	0.67		0.85		1.81		14
Year ended 12/31/11	11.71	0.20	(0.40)	(0.20)	(0.19)	—	(0.19)	11.32	(1.84)	262,319	0.62		0.80		1.75		24
Series II
Year ended 12/31/15	19.08	0.24	(1.44)	(1.20)	(0.32)	(0.05)	(0.37)	17.51	(6.19)	1,549,679	1.03	(d)	1.08	(d)	1.27	(d)	16
Year ended 12/31/14	17.68	0.27	1.33	1.60	(0.20)	—	(0.20)	19.08	9.10	1,840,794	1.03		1.08		1.48		19
Year ended 12/31/13	13.22	0.17	4.52	4.69	(0.23)	—	(0.23)	17.68	35.65	1,916,026	1.01		1.09		1.11		11
Year ended 12/31/12	11.28	0.19	1.94	2.13	(0.19)	—	(0.19)	13.22	18.92	1,640,627	0.92		1.10		1.56		14
Year ended 12/31/11	11.67	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)	11.28	(2.11)	1,528,067	0.87		1.05		1.50		24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $21,084,025 and sold of $6,434,519 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $344,543 and $1,726,043 for Series I and Series II shares, respectively.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$931.40	$3.75	$1,021.32	$3.92	0.77%
Series II	1,000.00	930.70	4.96	1,020.06	5.19	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,619,198
Corporate Dividends Received Deduction*	99.54%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICEQ-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Core Equity Fund (the Fund), underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-5.77%
Series II Shares	-6.00
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 1000 Index▼ (Style-Specific Index)	0.92
Lipper VUF Large-Cap Core Funds Index■ (Peer Group Index)	0.53

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt com-

modity – and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall of 2015, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    During the year, stock selection in the consumer staples, health care and materials sectors delivered positive performance for the Fund. In addition, under-

weight exposure to the energy and materials sectors benefited the Fund. The largest detractors from Fund performance relative to the Fund’s style-specific benchmark included stock selection in the consumer discretionary, financials, and information technology (IT) sectors.

    The largest contributor to Fund performance was insurance company, Progressive. During the year, the company released a strong earnings report with better-than-expected top-line growth supported by the company’s continued gains in market share. This positive outlook boosted the company’s stock price.

    Molson Coors Brewing benefited from marginally improving sales trends for the beer category, as well as expectations for consolidation within the industry in the future.

    American Express detracted from the Fund’s relative performance versus the Fund’s style-specific benchmark after the company announced it would end its partnership program with Costco (not a Fund holding).

    Cabot Oil & Gas detracted as its share price reflected the challenging environment for energy, the style-specific benchmark’s worst-performing sector.

    Finally, the Fund’s conservative positioning and allocation to cash hampered performance during the year. We have been quite active in deploying cash during periods of market volatility. Though the Fund’s allocation to cash decreased, our high single-digit position detracted from Fund performance.

    During the reporting period, our largest overweight position relative to the Russell 1000 Index was in the health care sector. The Fund also had a slight overweight position in the IT sector. The Fund’s largest underweight positions were in the consumer discretionary, consumer staples, materials and utilities sectors.

Portfolio Composition
By sector	% of total net assets

Information Technology	21.9%
Health Care	18.5
Financials	17.6
Consumer Discretionary	10.5
Consumer Staples	8.8
Industrials	7.6
Energy	5.7
Utilities	2.9
Telecommunication Services	1.5
Money Market Funds Plus Other Assets Less Liabilities	5.0

Top 10 Equity Holdings*
% of total net assets

1. Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
2. Progressive Corp. (The)	2.8
3. American Express Co.	2.6
4. Marsh & McLennan Cos., Inc.	2.5
5. Analog Devices, Inc.	2.3
6. AbbVie Inc.	2.3
7. Berkshire Hathaway Inc. -Class A	2.2
8. Comcast Corp.-Class A	2.1
9. QUALCOMM, Inc.	2.1
10. TE Connectivity Ltd.	2.0

Total Net Assets	$1.1 billion

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Core Equity Fund

    As always, the Fund focuses on companies that provide an attractive return on invested capital, trade at attractive valuations and have management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

    We thank you for your continued investment in Invesco V.I. Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core equity team, is lead manager of Invesco V.I. Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Equity Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara. Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/2/94)	7.82%
10 Years	6.39
5 Years	8.43
1 Year	-5.77

Series II Shares
Inception (10/24/01)	6.06%
10 Years	6.12
5 Years	8.17
1 Year	-6.00

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–94.96%
Advertising–1.38%
Publicis Groupe S.A. (France)	229,525	$15,223,115

Aerospace & Defense–1.04%
United Technologies Corp.	118,493	11,383,623

Air Freight & Logistics–1.20%
United Parcel Service, Inc.–Class B	137,496	13,231,240

Apparel, Accessories & Luxury Goods–1.80%
LVMH Moet Hennessy Louis Vuitton S.E. (France)	63,202	9,880,159
PVH Corp.	135,102	9,950,262
		19,830,421

Asset Management & Custody Banks–1.73%
Northern Trust Corp.	264,316	19,054,540

Auto Parts & Equipment–1.06%
Johnson Controls, Inc.	293,862	11,604,610

Biotechnology–4.31%
AbbVie Inc.	427,454	25,322,375
Celgene Corp.(b)	184,672	22,116,319
		47,438,694

Brewers–1.44%
Molson Coors Brewing Co.–Class B	168,718	15,845,995

Cable & Satellite–2.08%
Comcast Corp.–Class A	405,950	22,907,759

Communications Equipment–4.46%
Cisco Systems, Inc.	532,218	14,452,380
F5 Networks, Inc.(b)	121,056	11,737,590
QUALCOMM, Inc.	456,440	22,815,153
		49,005,123

Consumer Finance–2.64%
American Express Co.	416,866	28,993,030

Department Stores–0.79%
Macy’s, Inc.	246,934	8,637,751

Distillers & Vintners–1.28%
Diageo PLC (United Kingdom)	517,521	14,112,572

Diversified Banks–2.95%
Svenska Handelsbanken AB–Class A (Sweden)	988,524	13,045,383
U.S. Bancorp	454,011	19,372,649
		32,418,032

Electric Utilities–1.27%
Duke Energy Corp.	195,444	13,952,747

	Shares	Value
Electrical Components & Equipment–1.41%
Eaton Corp. PLC(b)	296,855	$15,448,334

Electronic Manufacturing Services–2.03%
TE Connectivity Ltd. (Switzerland)	345,720	22,336,969

Health Care Facilities–1.30%
HCA Holdings, Inc.(b)	212,080	14,342,970

Health Care Services–1.84%
Express Scripts Holding Co.(b)	231,277	20,215,923

Home Improvement Retail–1.28%
Home Depot, Inc. (The)	106,236	14,049,711

Household Appliances–0.73%
Whirlpool Corp.	54,617	8,021,599

Household Products–1.46%
Procter & Gamble Co. (The)	201,606	16,009,533

Hypermarkets & Super Centers–1.38%
Wal-Mart Stores, Inc.	246,821	15,130,127

Industrial Conglomerates–1.31%
General Electric Co.	463,701	14,444,286

Industrial Machinery–2.67%
Illinois Tool Works Inc.	115,769	10,729,471
Stanley Black & Decker Inc.	174,115	18,583,294
		29,312,765

Insurance Brokers–2.49%
Marsh & McLennan Cos., Inc.	493,879	27,385,591

Integrated Oil & Gas–1.35%
Exxon Mobil Corp.	190,999	14,888,372

Internet Software & Services–1.02%
Alphabet Inc.–Class C(b)	14,728	11,176,785

Investment Banking & Brokerage–1.28%
Charles Schwab Corp. (The)	426,481	14,044,019

IT Consulting & Other Services–3.14%
Cognizant Technology Solutions Corp.–Class A(b)	219,038	13,146,661
International Business Machines Corp.	155,082	21,342,385
		34,489,046

Life & Health Insurance–1.48%
AIA Group Ltd. (Hong Kong)	2,725,400	16,236,624

Life Sciences Tools & Services–1.59%
Thermo Fisher Scientific, Inc.	122,914	17,435,351

Movies & Entertainment–1.36%
Twenty-First Century Fox, Inc.–Class A	552,031	14,993,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
Multi-Sector Holdings–2.23%
Berkshire Hathaway Inc.–Class A(b)	124	$24,527,200

Multi-Utilities–1.62%
WEC Energy Group, Inc.	348,185	17,865,372

Oil & Gas Equipment & Services–0.98%
Halliburton Co.	318,040	10,826,082

Oil & Gas Exploration & Production–3.33%
Cabot Oil & Gas Corp.	647,222	11,449,357
Concho Resources Inc.(b)	129,658	12,040,042
EOG Resources, Inc.	185,701	13,145,774
		36,635,173

Packaged Foods & Meats–2.24%
Danone (France)	202,978	13,698,455
Mead Johnson Nutrition Co.	138,980	10,972,471
		24,670,926

Pharmaceuticals–9.44%
Allergan PLC(b)	67,254	21,016,875
Eli Lilly and Co.	160,128	13,492,385
Merck & Co., Inc.	328,981	17,376,777
Roche Holding AG (Switzerland)	54,637	15,056,557
Shire PLC–ADR (Ireland)	79,057	16,206,685
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	313,924	20,605,971
		103,755,250

Property & Casualty Insurance–2.84%
Progressive Corp. (The)	983,459	31,273,996

Semiconductor Equipment–1.30%
Applied Materials, Inc.	766,873	14,317,519

	Shares	Value
Semiconductors–5.38%
Analog Devices, Inc.	462,704	$25,596,785
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	7,792,823	33,611,277
		59,208,062

Soft Drinks–1.04%
Coca-Cola Co. (The)	266,379	11,443,642

Systems Software–2.74%
Microsoft Corp.	343,026	19,031,082
Oracle Corp.	303,203	11,076,006
		30,107,088

Technology Hardware, Storage & Peripherals–1.83%
EMC Corp.	782,840	20,103,331

Wireless Telecommunication Services–1.44%
Vodafone Group PLC–ADR (United Kingdom)	491,761	15,864,210
Total Common Stocks & Other Equity Interests (Cost $855,168,492)		1,044,198,270

Money Market Funds–4.99%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	27,424,258	27,424,258
Premier Portfolio–Institutional Class, 0.24%(c)	27,424,259	27,424,259
Total Money Market Funds (Cost $54,848,517)		54,848,517
TOTAL INVESTMENTS–99.95% (Cost $910,017,009)		1,099,046,787
OTHER ASSETS LESS LIABILITIES–0.05%		595,466
NET ASSETS–100.00%		$1,099,642,253

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $855,168,492)	$1,044,198,270
Investments in affiliated money market funds, at value and cost	54,848,517
Total investments, at value (Cost $910,017,009)	1,099,046,787
Foreign currencies, at value (Cost $667,048)	664,572
Receivable for:
Fund shares sold	99,234
Dividends	1,533,713
Investment for trustee deferred compensation and retirement plans	399,927
Other assets	191
Total assets	1,101,744,424

Liabilities:
Payable for:
Fund shares reacquired	801,735
Accrued fees to affiliates	797,487
Accrued trustees’ and officers’ fees and benefits	224
Accrued other operating expenses	42,849
Trustee deferred compensation and retirement plans	459,876
Total liabilities	2,102,171
Net assets applicable to shares outstanding	$1,099,642,253

Net assets consist of:
Shares of beneficial interest	$824,620,744
Undistributed net investment income	8,131,523
Undistributed net realized gain	77,882,290
Net unrealized appreciation	189,007,696
$1,099,642,253

Net Assets:
Series I	$921,516,086
Series II	$178,126,167

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	27,235,091
Series II	5,333,466
Series I:
Net asset value per share	$33.84
Series II:
Net asset value per share	$33.40

Investment income:
Dividends (net of foreign withholding taxes of $737,518)	$20,391,366
Dividends from affiliated money market funds	81,784
Total investment income	20,473,150

Expenses:
Advisory fees	7,364,189
Administrative services fees	3,165,379
Custodian fees	115,553
Distribution fees — Series II	469,931
Transfer agent fees	71,365
Trustees’ and officers’ fees and benefits	53,842
Other	79,611
Total expenses	11,319,870
Less: Fees waived	(159,262)
Net expenses	11,160,608
Net investment income	9,312,542

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $613,257)	81,866,996
Foreign currencies	(314,970)
81,552,026
Change in net unrealized appreciation (depreciation) of:
Investment securities	(159,391,379)
Foreign currencies	184,140
(159,207,239)
Net realized and unrealized gain (loss)	(77,655,213)
Net increase (decrease) in net assets resulting from operations	$(68,342,671)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$9,312,542	$12,706,538
Net realized gain	81,552,026	122,820,866
Change in net unrealized appreciation (depreciation)	(159,207,239)	(33,694,337)
Net increase (decrease) in net assets resulting from operations	(68,342,671)	101,833,067

Distributions to shareholders from net investment income:
Series I	(11,263,836)	(9,589,714)
Series ll	(1,739,714)	(1,212,906)
Total distributions from net investment income	(13,003,550)	(10,802,620)

Distributions to shareholders from net realized gains:
Series l	(103,008,374)	(5,354,120)
Series ll	(19,872,167)	(863,267)
Total distributions from net realized gains	(122,880,541)	(6,217,387)

Share transactions-net:
Series l	(3,612,941)	(144,895,006)
Series ll	25,857,596	15,983,835
Net increase (decrease) in net assets resulting from share transactions	22,244,655	(128,911,171)
Net increase (decrease) in net assets	(181,982,107)	(44,098,111)

Net assets:
Beginning of year	1,281,624,360	1,325,722,471
End of year (includes undistributed net investment income of $8,131,523 and $12,093,366, respectively)	$1,099,642,253	$1,281,624,360

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive

Invesco V.I. Core Equity Fund

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $159,262.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $282,502 for accounting and fund administrative services and reimbursed $2,882,877 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $1,277 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$968,182,645	$130,864,142	$—	$1,099,046,787

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $270,833 and securities sales of $906,764, which resulted in net realized gains of $613,257.

Invesco V.I. Core Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$18,551,080	$10,802,620
Long-term capital gain	117,333,011	6,217,387
Total distributions	$135,884,091	$17,020,007

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$8,618,045
Undistributed long-term gain	81,220,782
Net unrealized appreciation — investments	185,691,286
Net unrealized appreciation (depreciation) — other investments	(22,083)
Temporary book/tax differences	(486,521)
Shares of beneficial interest	824,620,744
Total net assets	$1,099,642,253

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $496,414,260 and $527,772,300, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$230,677,835
Aggregate unrealized (depreciation) of investment securities	(44,986,549)
Net unrealized appreciation of investment securities	$185,691,286

Cost of investments for tax purposes is $913,355,501.

Invesco V.I. Core Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2015, undistributed net investment income was decreased by $270,835 and undistributed net realized gain was increased by $270,835. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	1,187,179	$45,584,411	867,189	$35,223,181
Series II	510,959	20,186,238	844,518	33,538,747

Issued as reinvestment of dividends:
Series I	3,461,745	114,272,210	367,532	14,921,814
Series II	662,941	21,611,881	51,685	2,076,173

Reacquired:
Series I	(4,152,164)	(163,469,562)	(4,860,851)	(195,040,001)
Series II	(414,744)	(15,940,523)	(495,254)	(19,631,085)
Net increase (decrease) in share activity	1,255,916	$22,244,655	(3,225,181)	$(128,911,171)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$41.00	$0.32	$(2.79)	$(2.47)	$(0.46)	$(4.23)	$(4.69)	$33.84	(5.75)%	$921,516	0.89	%(d)	0.90	%(d)	0.81	%(d)	45%
Year ended 12/31/14	38.43	0.40	2.72	3.12	(0.35)	(0.20)	(0.55)	41.00	8.12	1,096,219	0.88		0.90		1.01		35
Year ended 12/31/13	30.14	0.31	8.47	8.78	(0.49)	—	(0.49)	38.43	29.25	1,167,023	0.88		0.90		0.89		25
Year ended 12/31/12	26.72	0.37	3.34	3.71	(0.29)	—	(0.29)	30.14	13.88	1,033,655	0.88		0.90		1.29		44
Year ended 12/31/11	27.03	0.24	(0.28)	(0.04)	(0.27)	—	(0.27)	26.72	(0.06)	1,091,171	0.87		0.89		0.86		35
Series II
Year ended 12/31/15	40.53	0.22	(2.75)	(2.53)	(0.37)	(4.23)	(4.60)	33.40	(5.98)	178,126	1.14	(d)	1.15	(d)	0.56	(d)	45
Year ended 12/31/14	38.03	0.30	2.67	2.97	(0.27)	(0.20)	(0.47)	40.53	7.82	185,406	1.13		1.15		0.76		35
Year ended 12/31/13	29.86	0.22	8.39	8.61	(0.44)	—	(0.44)	38.03	28.94	158,700	1.13		1.15		0.64		25
Year ended 12/31/12	26.51	0.30	3.31	3.61	(0.26)	—	(0.26)	29.86	13.61	109,213	1.13		1.15		1.04		44
Year ended 12/31/11	26.82	0.17	(0.27)	(0.10)	(0.21)	—	(0.21)	26.51	(0.29)	51,132	1.12		1.14		0.61		35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,018,559 and $187,973 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$940.20	$4.40	$1,020.67	$4.58	0.90%
Series II	1,000.00	939.10	5.62	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$117,333,011
Corporate Dividends Received Deduction*	92.20%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICPB-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Core Bond Plus Fund (the Fund) underperformed the Fund’s broad market/style-specific benchmark, the Barclays U.S. Aggregate Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-0.37%
Series II Shares	-0.64
Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)*	0.55
Barclays U.S. Credit Index▼ (Former Style-Specific Index)*	-0.77
Lipper VUF Core Plus Bond Funds Index■ (Peer Group Index)*	-0.15
Lipper VUF Corporate Debt BBB-Rated Funds Index■ (Former Peer Group Index)*	-0.11

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	The Fund has elected to use the Barclays U.S. Aggregate Index rather than the Barclays U.S. Credit Index as its style-specific index because the Barclays U.S. Aggregate Index more closely represents the performance of the types of securities in which the Fund invests. Also, the Fund has elected to use the Lipper VUF Core Plus Bond Funds Index rather than the Lipper VUF Corporate Debt BBB-Rated Funds Index as its peer group index because the Lipper VUF Core Plus Bond Funds Index more closely represents the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

US Treasury yields rose during the first half of 2015. Stronger-than-expected economic data helped to drive global interest rates higher following the European Central Bank’s (ECB) version of quantitative easing whereby the ECB committed to purchasing longer-dated eurozone fixed income instruments in an effort to push longer-term interest rates lower and spur economic growth.

    Also supporting higher US interest rates was the end of the US Federal Reserve’s (the Fed) quantitative easing program of purchasing long-dated Treasury bonds, coupled with supportive US economic data in the form of stronger economic growth and employment. In December, the Fed hiked interest rates as expected and the yield on the 10-year US Treasury stood at 2.27% as of December 31, 2015, 10 basis points higher than at the beginning of 2015.1 (A basis point is one one-hundredth of a percentage point.)

    During this reporting period of interest rate volatility, investment-grade bonds, as represented by the Barclays U.S. Aggregate Index, returned 0.55%. Investment-grade corporate credit posted losses despite continued strong US credit fundamentals mainly due to an abundance of new supply. Out-of-index exposures, such as the high yield sector, finished the reporting period in negative territory as falling energy and commodity prices, amid slowing global growth, weighed on returns. However, the US-dollar denominated emerging markets sector performed well, driven by strong performance in countries such as Argentina, Belarus, Russia and Ukraine.

    The Fund posted negative returns for the reporting period and underperformed its broad market/style-specific benchmark,

the Barclays U.S. Aggregate Index. Security selection within mortgage-backed securities (MBS) and investment grade corporate bonds was one of the most notable contributors to relative Fund performance. Overweight positions within the commercial MBS and asset-backed securities sectors also added value relative to the Fund’s broad market/style-specific index. An overweight position in investment-grade corporate credit was the most notable detractor from Fund performance but was tempered by positive security selection within the sector. Out-of-index exposure to sectors such as high yield and emerging markets, in addition to underweight Treasury exposure, weighed on relative Fund performance.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced (TBA) market for agency MBS. Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, can generate income for the Fund.

    The Fund also may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk/return expectations. Duration of the portfolio was maintained above the benchmark, on average, and the timing of changes and the degree of

Portfolio Composition
By security type, based on total investments

Bonds and Notes	53.0%
U.S. Government Sponsored Agency Mortgage-Backed Securities	21.3
U.S. Treasury Securities	10.2
Asset-Backed Securities	7.2
Security Types Each Less Than 1% of Portfolio	1.8
Money Market Funds	6.5

Top 10 Debt Issuers*

1.	Federal National Mortgage Association	15.8%
2.	U.S. Treasury	12.1
3.	Federal Home Loan Mortgage Corp.	8.2
4.	Moody’s Corp.	2.4
5.	EPR Properties	2.3
6.	Government National Mortgage Association	2.1
7.	MAPS CLO Fund II Ltd.	1.5
8.	Barclays Bank Commercial Mortgage Securities Trust	1.4
9.	American Financial Group, Inc.	1.4
10.	NXP B.V./NXP Funding LLC	1.3

Total Net Assets	$15.7 million

Total Number of Holdings*	312

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings and US Treasury bills.

Data presented here are as of December 31, 2015.

Invesco V.I. Core Plus Bond Fund

variance from the Fund’s broad market/ style-specific benchmark during the reporting period provided a boost to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. Credit market risk was managed by purchasing and selling protection through credit default swaps at various points throughout the year. The currency management was carried out via currency forwards and options on an as-needed basis and was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Brill Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Michael Hyman Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Rashique Rahman Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. Mr. Rahman is the Head of Emerging

Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman earned a BA in economics and political science from the University of California, Los Angeles, and an MA in international affairs, as well as an MBA, from Columbia University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Core Plus Bond Fund. He joined
Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

Invesco V.I. Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the Barclays U.S. Aggregate Index as its style-specific index rather than the Barclays U.S. Credit Index because the Barclays U.S. Aggregate Index more closely represents the performance of the types of securities in which the Fund invests. Also, the Fund elected to use the Lipper VUF Core Plus Bond Funds Index as its peer group index rather than the Lipper VUF Corporate Debt BBB-Rated Funds Index because the Lipper VUF Core Plus Bond Funds Index more closely represents the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new indexes, SEC guidelines require that we compare performance to both the old and new indexes. The Lipper VUF Core Plus Bond Funds Index is not shown on the chart as the index does not have 10 years of performance history.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/5/93)	4.28%
10 Years	3.40
5 Years	4.99
1 Year	-0.37

Series II Shares
Inception (3/14/02)	3.73%
10 Years	3.14
5 Years	4.72
1 Year	-0.64

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.61% and 0.86%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.62% and 1.87%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest

Invesco V.I. Core Plus Bond Fund

rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

    The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.

    The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

December 31, 2015

	Principal Amount	Value
Bonds and Notes–66.27%
Aerospace & Defense–0.70%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes,
3.85%, 12/15/2025(b)	$41,000	$40,881
4.75%, 10/07/2044(b)	17,000	16,588
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	3,000	2,513
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	36,000	34,252
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	6,000	6,135
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(b)	10,000	9,750
		110,119

Agricultural & Farm Machinery–0.38%
John Deere Capital Corp., Sr. Unsec. Medium Term Notes, 3.90%, 07/12/2021	51,000	54,108
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	7,000	5,250
		59,358

Agricultural Products–0.21%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 11/24/2020	33,000	32,862

Airlines–1.99%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	10,000	10,475
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 09/22/2023	35,000	34,781
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	81,941	84,696
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 05/23/2019	34,940	36,841
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	104,000	96,120
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	50,000	49,969
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 10/01/2019	835	907
		313,789

Alternative Carriers–0.09%
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	12,000	12,300
Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(b)	2,000	2,010
		14,310

	Principal Amount	Value
Apparel Retail–0.07%
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 11/01/2035(b)	$10,000	$10,313

Asset Management & Custody Banks–1.09%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	90,000	92,270
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	75,000	79,831
		172,101

Auto Parts & Equipment–0.17%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	12,000	12,570
Dana Holding Corp., Sr. Unsec. Notes, 5.50%, 12/15/2024	5,000	4,881
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	9,000	9,192
		26,643

Automobile Manufacturers–0.24%
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	39,000	38,500

Automotive Retail–0.10%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	12,000	13,096
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	3,000	2,993
		16,089

Biotechnology–0.12%
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.25%, 09/01/2022	19,000	19,141

Broadcasting–0.08%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	2,000	1,965
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	6,000	5,850
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	4,000	4,210
		12,025

Building Products–0.41%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	2,000	2,048
BMC Stock Holdings, Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(b)	14,000	14,612
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	15,000	15,844
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	15,000	15,037
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	11,000	11,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Building Products–(continued)
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021(b)	$4,000	$3,340
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	2,000	2,108
		64,223

Cable & Satellite–2.69%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Gtd. Global Notes,
5.25%, 09/30/2022	20,000	20,275
Sr. Unsec. Gtd. Notes,
5.13%, 05/01/2023(b)	2,000	2,010
5.38%, 05/01/2025(b)	2,000	2,005
CCO Safari II, LLC,
Sr. Sec. First Lien Notes,
6.83%, 10/23/2055(b)	41,000	40,379
Sr. Sec. Gtd. First Lien Notes,
4.91%, 07/23/2025(b)	114,000	113,850
Cox Communications, Inc., Sr. Unsec. Notes, 9.38%, 01/15/2019(b)	140,000	163,529
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	15,000	13,350
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	10,000	7,900
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/2018	55,000	60,258
		423,556

Casinos & Gaming–0.10%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	6,000	6,195
MGM Resorts International, Sr. Unsec. Gtd. Notes,
6.00%, 03/15/2023	3,000	2,985
7.75%, 03/15/2022	5,000	5,325
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(b)	2,000	2,005
		16,510

Catalog Retail–1.30%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes,
4.45%, 02/15/2025	80,000	74,339
5.45%, 08/15/2034	150,000	130,132
		204,471

Commercial Printing–0.04%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	6,000	5,978

Communications Equipment–0.03%
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	5,000	5,325

Computer & Electronics Retail–0.04%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	8,000	5,980

	Principal Amount	Value
Construction & Engineering–0.07%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	$11,000	$11,315

Construction Machinery & Heavy Trucks–0.23%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	18,000	18,382
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	3,000	2,584
6.75%, 06/15/2021	5,000	4,625
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	16,000	10,720
		36,311

Construction Materials–0.06%
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/2021(b)	3,000	2,959
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 03/27/2013-07/28/2014; Cost $7,190) (b)	7,000	6,230
		9,189

Consumer Finance–1.11%
Ally Financial Inc.,
Sr. Unsec. Global Notes,
5.13%, 09/30/2024	3,000	3,086
Unsec. Sub. Global Notes,
5.75%, 11/20/2025	2,000	2,030
Navient Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/2016	75,000	75,000
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	95,000	95,145
		175,261

Data Processing & Outsourced Services–0.74%
Visa Inc., Sr. Unsec. Global Notes,
3.15%, 12/14/2025	80,000	80,304
4.30%, 12/14/2045	35,000	35,619
		115,923

Department Stores–0.59%
Kohl’s Corp., Sr. Unsec. Global Notes, 5.55%, 07/17/2045	100,000	93,082

Diversified Banks–4.81%
Bank of America Corp., Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	85,000	90,100
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	150,000	164,971
Citigroup Inc.,
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	40,000	40,100
Series R, Jr. Unsec. Sub. Global Notes, 6.13%(c)	65,000	66,462
Corp. Andina de Fomento (Supranational), Sr. Unsec. Global Notes, 4.38%, 06/15/2022	50,000	53,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	$200,000	$193,654
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	45,000	47,356
JPMorgan Chase & Co., Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	40,000	38,200
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	60,000	63,000
		757,100

Diversified Chemicals–1.27%
Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(b)	3,000	2,145
Solvay Finance America LLC (Belgium), Sr. Unsec. Gtd. Notes, 3.40%, 12/03/2020(b)	200,000	198,180
		200,325

Diversified Metals & Mining–0.72%
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	33,000	30,525
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	20,000	24,034
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes,
5.20%, 03/01/2042	35,000	14,875
Sr. Unsec. Gtd. Notes,
4.50%, 01/15/2021	84,000	43,470
		112,904

Diversified REIT’s–1.25%
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	200,000	196,058

Drug Retail–1.04%
CVS Pass Through Trust, Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	152,303	164,239

Electric Utilities–1.24%
Duke Energy Carolinas, LLC, Sr. Sec. First Mortgage Bonds, 3.90%, 06/15/2021	70,000	74,394
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(b)(c)	100,000	95,120
Southern Power Co., Sr. Unsec. Global Notes, 4.15%, 12/01/2025	25,000	25,008
		194,522

Electrical Components & Equipment–0.04%
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	7,000	6,843

Environmental & Facilities Services–0.05%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	8,000	8,100

	Principal Amount	Value
Forest Products–0.06%
Norbord Inc. (Canada),
Sr. Sec. First Lien Notes,
5.38%, 12/01/2020(b)	$8,000	$8,080
Sr. Sec. Gtd. First Lien Notes,
6.25%, 04/15/2023(b)	2,000	1,980
		10,060

Gas Utilities–0.03%
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes,
6.75%, 01/15/2022	3,000	2,535
Sr. Unsec. Gtd. Notes,
6.75%, 06/15/2023(b)	3,000	2,490
		5,025

Gold–0.33%
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.95%, 03/15/2024	75,000	52,078

Health Care Equipment–0.29%
Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/2044	45,000	45,618

Health Care Facilities–0.30%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	9,000	8,550
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	2,917	2,775
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.88%, 03/15/2022	9,000	9,537
6.50%, 02/15/2020	19,000	20,746
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	4,000	4,045
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	2,000	1,880
		47,533

Health Care REIT’s–0.58%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	46,000	45,765
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	40,000	45,126
		90,891

Health Care Services–0.27%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	7,000	7,052
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/2017	35,000	35,279
		42,331

Homebuilding–1.33%
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	5,000	5,000
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	20,000	18,425
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	10,000	10,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Homebuilding–(continued)
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. First Lien Notes,
7.25%, 10/15/2020(b)	$6,000	$5,138
Sr. Unsec. Gtd. Notes,
7.00%, 01/15/2019(b)	10,000	6,500
8.00%, 11/01/2019(b)	4,000	2,515
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/2021	4,000	3,960
Lennar Corp., Sr. Unsec. Gtd. Notes, 4.88%, 12/15/2023	8,000	7,990
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	165,000	130,724
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	3,000	3,004
7.15%, 04/15/2020	2,000	2,118
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/2023(b)	2,000	2,060
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2025	12,000	11,850
		209,371

Hotel and Resort REIT’s–0.22%
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	35,000	34,623

Hotels, Resorts & Cruise Lines–0.70%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/2020	60,000	63,315
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	4,000	4,294
Marriott International, Inc., Sr. Unsec. Global Notes, 3.75%, 10/01/2025	21,000	20,653
Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.10%, 10/01/2025	21,000	21,247
		109,509

Household Products–0.05%
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	8,000	7,970

Independent Power Producers & Energy Traders–0.05%
Calpine Corp.,
Sr. Sec. Gtd. First Lien Notes,
5.88%, 01/15/2024(b)	2,000	2,060
Sr. Unsec. Global Notes,
5.50%, 02/01/2024	6,000	5,325
		7,385

Industrial Machinery–0.43%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	5,000	4,275
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	75,000	64,141
		68,416

	Principal Amount	Value
Industrial REIT’s–1.24%
PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	$200,000	$194,437

Integrated Oil & Gas–0.06%
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 4.13%, 01/16/2025	6,000	4,815
YPF S.A. (Argentina), REGS, Sr. Unsec. Euro Notes, 8.50%, 07/28/2025(b)	5,000	4,788
		9,603

Integrated Telecommunication Services–1.76%
AT&T Inc., Sr. Unsec. Global Notes, 4.75%, 05/15/2046	44,000	40,453
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Notes, 4.45%, 04/01/2024	30,000	30,800
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(b)	2,000	2,033
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.84%, 04/28/2023	2,000	2,077
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/2025	20,000	20,275
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	90,000	100,628
Verizon Communications Inc., Sr. Unsec. Global Notes,
5.01%, 08/21/2054	58,000	53,348
5.15%, 09/15/2023	25,000	27,467
		277,081

Internet Retail–0.41%
Expedia, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2026(b)	65,000	63,849

Internet Software & Services–1.24%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Global Notes, 3.13%, 11/28/2021	200,000	194,906

Investment Banking & Brokerage–1.42%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	34,000	35,320
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(c)	45,000	51,356
Goldman Sachs Group, Inc. (The), Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	55,000	54,725
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	83,000	81,918
		223,319

IT Consulting & Other Services–0.20%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	30,000	30,846

Leisure Products–0.02%
Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/2023(b)	4,000	3,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Life & Health Insurance–2.85%
MetLife, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	$65,000	$65,650
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	165,000	180,677
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2038	130,000	146,900
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	55,000	55,362
		448,589

Life Sciences Tools & Services–0.01%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	2,000	2,020

Managed Health Care–0.96%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	45,000	47,790
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	100,000	103,197
		150,987

Marine–0.08%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $14,255)(b)	14,000	12,285

Metal & Glass Containers–0.24%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 12/15/2020	24,000	24,480
Berry Plastics Corp., Sec. Gtd. Second Lien Notes,
5.50%, 05/15/2022	10,000	9,975
6.00%, 10/15/2022(b)	3,000	3,068
		37,523

Movies & Entertainment–0.03%
Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	5,000	4,838

Multi-Line Insurance–3.17%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/2019	180,000	218,505
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	160,000	185,024
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	100,000	96,229
		499,758

Multi-Sector Holdings–0.45%
BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass-Through Ctfs., 3.44%, 06/16/2028(b)	72,608	70,155

Multi-Utilities–0.37%
Enable Midstream Partners L.P., Sr. Unsec. Gtd. Global Notes, 3.90%, 05/15/2024	75,000	58,827

	Principal Amount	Value
Office REIT’s–0.29%
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	$45,000	$45,135

Office Services & Supplies–0.66%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	35,000	34,482
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	63,000	69,015
		103,497

Oil & Gas Drilling–0.23%
Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/2044	61,000	36,857

Oil & Gas Equipment & Services–0.25%
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	41,000	39,042

Oil & Gas Exploration & Production–0.27%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/2020	3,000	2,535
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	10,000	2,525
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	4,000	3,700
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	5,000	1,675
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	4,000	3,360
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/2022	5,000	4,625
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	8,000	7,720
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	10,000	7,525
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/2021	11,000	8,360
		42,025

Oil & Gas Storage & Transportation–2.38%
Energy Transfer Partners, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	26,000	24,430
Sr. Unsec. Notes, 5.15%, 03/15/2045	51,000	36,391
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.75%, 02/15/2025	74,000	67,524
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	65,000	53,676
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 5.40%, 09/01/2044	74,000	56,164
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 3.50%, 03/15/2025	59,000	51,919
4.50%, 03/15/2045	48,000	37,019
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	4,000	3,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	$3,000	$1,995
Williams Partners L.P., Sr. Unsec. Global Notes, 5.10%, 09/15/2045	37,000	24,424
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/2023	21,000	16,958
		374,080

Other Diversified Financial Services–1.22%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 3.80%, 11/01/2025(b)	29,000	28,659
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	100,000	109,231
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/2053	55,000	54,175
		192,065

Packaged Foods & Meats–0.63%
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2019(b)	92,000	95,105
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	4,000	4,210
		99,315

Paper Packaging–1.15%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	2,000	2,037
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/2024(b)	200,000	178,625
		180,662

Paper Products–0.12%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	12,000	11,340
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)	3,000	2,895
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/2019	5,000	5,025
		19,260

Pharmaceuticals–1.07%
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	74,000	103,134
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	10,000	8,900
5.63%, 12/01/2021(b)	9,000	8,370
5.88%, 05/15/2023(b)	3,000	2,700
6.13%, 04/15/2025(b)	5,000	4,500
Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	40,000	40,651
		168,255

Property & Casualty Insurance–1.11%
Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/2053	75,000	77,250

	Principal Amount	Value
Property & Casualty Insurance–(continued)
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/2037(b)	$45,000	$51,525
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	40,000	46,430
		175,205

Regional Banks–0.95%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	8,000	8,180
5.00%, 08/01/2023	2,000	2,040
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	55,000	56,542
Series J, Jr. Unsec. Sub. Bonds, 4.90%(c)	45,000	41,400
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	35,000	41,106
		149,268

Reinsurance–0.40%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	60,000	63,446

Renewable Electricity–0.22%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	36,000	34,259

Residential REIT’s–0.73%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	115,000	114,929

Restaurants–0.68%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	104,000	107,510

Security & Alarm Services–0.19%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	7,000	7,385
Tyco International Finance S.A., Sr. Unsec. Gtd. Global Notes, 3.90%, 02/14/2026	23,000	22,990
		30,375

Semiconductors–1.32%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	200,000	207,500

Soft Drinks–0.85%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 3.30%, 09/01/2021	59,000	61,684
PepsiCo Inc., Sr. Unsec. Global Notes, 3.00%, 08/25/2021	70,000	71,778
		133,462

Sovereign Debt–0.41%
Argentina Bonar Bonds (Argentina), Series X, Sr. Unsec. Bonds, 7.00%, 04/17/2017	5,000	5,143
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	8,000	7,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Bonds, 5.10%, 06/18/2050	$60,000	$51,900
		64,955

Specialized Finance–3.06%
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/2021	85,000	85,584
Aircastle Ltd., Sr. Unsec. Notes, 5.13%, 03/15/2021	6,000	6,217
5.50%, 02/15/2022	7,000	7,210
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	10,000	10,775
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	110,000	121,335
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	45,000	45,494
4.88%, 02/15/2024	158,000	168,784
5.25%, 07/15/2044	35,000	36,183
		481,582

Specialized REIT’s–2.47%
Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/2023	9,000	9,506
Sr. Unsec. Notes, 4.88%, 04/15/2022	9,000	9,371
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	6,000	6,210
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	43,000	41,039
7.75%, 07/15/2020	253,000	294,603
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	20,000	21,024
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	5,000	5,175
5.38%, 04/01/2023	2,000	2,050
		388,978

Specialty Stores–0.18%
Tiffany & Co., Sr. Unsec. Global Notes, 3.80%, 10/01/2024	29,000	28,585

Steel–0.08%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2019(b)	4,000	3,220
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	2,000	1,863
5.50%, 10/01/2024	9,000	8,257
		13,340

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–0.41%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	$45,000	$37,687
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/2034(b)	38,000	27,170
		64,857

Tobacco–0.91%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/2021	55,000	59,810
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.90%, 11/15/2021	82,000	82,911
		142,721

Trading Companies & Distributors–0.03%
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	5,000	5,131

Trucking–0.28%
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	5,000	4,994
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(b)	39,000	38,815
		43,809

Wireless Telecommunication Services–1.50%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	120,000	128,407
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 3.00%, 03/15/2023	50,000	48,810
4.50%, 03/15/2043	30,000	28,129
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	4,000	3,710
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	27,000	27,270
		236,326
Total Bonds and Notes (Cost $10,552,084)		10,432,624

U.S. Government Sponsored Agency Mortgage-Backed Securities–26.63%
Collateralized Mortgage Obligations–0.57%
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(d)	326,081	31,386
1.68%, 12/20/2064(d)	549,653	58,208
		89,594

Federal Home Loan Mortgage Corp. (FHLMC)–8.18%
Pass Through Ctfs., 6.50%, 05/01/2016 to 08/01/2032	2,479	2,821
6.00%, 05/01/2017 to 12/01/2031	28,441	31,846
5.50%, 09/01/2017	2,352	2,405
Pass Through Ctfs., TBA, 3.50%, 01/01/2046(e)	240,000	247,071
4.00%, 01/01/2046(e)	950,000	1,003,641
		1,287,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–15.82%
Pass Through Ctfs., 7.00%, 02/01/2016 to 09/01/2032	$11,270	$11,910
6.50%, 05/01/2016 to 09/01/2031	1,454	1,669
5.00%, 11/01/2018	5,804	6,039
7.50%, 04/01/2029	3,605	4,041
8.00%, 04/01/2032	1,208	1,214
Pass Through Ctfs., TBA, 2.50%, 01/01/2031(e)	206,000	207,644
3.00%, 01/01/2031 to 01/01/2046(e)	874,000	879,500
3.50%, 01/01/2046(e)	709,000	731,547
4.50%, 01/01/2046(e)	600,000	648,019
		2,491,583

Government National Mortgage Association (GNMA)–2.06%
Pass Through Ctfs., 7.50%, 06/15/2023	3,279	3,566
8.50%, 11/15/2024	1,196	1,201
7.00%, 07/15/2031 to 08/15/2031	1,342	1,557
6.50%, 11/15/2031 to 03/15/2032	2,797	3,202
6.00%, 11/15/2032	1,303	1,504
Pass Through Ctfs., TBA, 3.50%, 01/01/2046(e)	300,000	312,762
		323,792
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,207,206)		4,192,753

U.S. Treasury Securities–12.73%
U.S. Treasury Bills–0.63%(f)
0.25%, 05/26/2016(g)	15,000	14,977
0.29%, 05/26/2016(g)	85,000	84,868
		99,845

U.S. Treasury Notes–7.72%
1.63%, 11/30/2020	255,000	253,556
2.00%, 11/30/2022	265,000	263,510
2.25%, 11/15/2025	699,700	697,995
		1,215,061

U.S. Treasury Bonds–4.38%
2.88%, 08/15/2045	710,600	689,229
Total U.S. Treasury Securities (Cost $2,005,879)		2,004,135

Asset-Backed Securities–9.04%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Floating Rate Pass Through Ctfs., 2.65%, 02/25/2035(d)	22,972	22,971
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Pass Through Ctfs., 3.99%, 09/15/2048	70,000	71,679
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.23%, 05/15/2032(b)(d)	230,000	226,587

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.68%, 03/25/2035(d)	$119,700	$120,237
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.81%, 04/10/2030(b)(d)	150,000	152,204
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(d)	72,000	74,627
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.74%, 09/26/2034(b)(d)	9,345	9,368
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.10%, 04/19/2036(d)	135,596	123,452
MAPS CLO Fund II Ltd. (Cayman Islands), Series 2007-2A, Class A2, Floating Rate Pass Through Ctfs., 0.71%, 07/20/2022(b)(d)	250,000	242,152
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.33%, 11/25/2035(d)	36,291	35,275
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, Floating Rate Pass Through Ctfs., 2.54%, 09/25/2034(d)	42,487	42,297
Series 2004-16, Class 2A, Floating Rate Pass Through Ctfs., 2.59%, 11/25/2034(d)	56,292	55,548
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, Floating Rate Pass Through Ctfs., 2.27%, 04/25/2045(d)	123,733	123,921
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.35%, 07/25/2045(d)	54,957	53,424
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.85%, 12/25/2034(d)	68,330	68,438
Total Asset-Backed Securities (Cost $1,413,019)		1,422,180

	Shares
Preferred Stocks–1.25%
Investment Banking & Brokerage–0.88%
Morgan Stanley, Series F, 6.88% Pfd.	5,000	138,751

Reinsurance–0.37%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	2,000	58,080
Total Preferred Stocks (Cost $175,000)		196,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Municipal Obligations–1.02%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/2017(h)	$65,000	$45,505
Florida Hurricane Catastrophe Fund Finance Corp., Series 2013 A, RB, 3.00%, 07/01/2020	55,000	55,823
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	50,000	59,725
Total Municipal Obligations (Cost $169,523)		161,053

	Shares
Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Communications Corp.(i)	900	337
Adelphia Recovery Trust–Series ACC-1(i)	87,412	1
		338

	Shares	Value
Paper Products–0.00%
Verso Corp.(j)	53	$1
Total Common Stocks & Other Equity Interests (Cost $22,352)		339

Money Market Funds–8.12%
Liquid Assets Portfolio–Institutional Class, 0.29%(k)	639,200	639,200
Premier Portfolio–Institutional Class, 0.24%(k)	639,201	639,201
Total Money Market Funds (Cost $1,278,401)		1,278,401
TOTAL INVESTMENTS–125.06% (Cost $19,823,464)		19,688,316
OTHER ASSETS LESS LIABILITIES–(25.06)%		(3,945,115)
NET ASSETS–100.00%		$15,743,201

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $4,325,926, which represented 27.48% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2015.
(e)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1K.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(h)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2015 represented less than 1% of the Fund’s Net Assets.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $18,545,063)	$18,409,915
Investments in affiliated money market funds, at value and cost	1,278,401
Total investments, at value (Cost $19,823,464)	19,688,316
Receivable for:
Fund shares sold	750
Dividends and interest	170,932
Premiums paid on swap agreements	5,964
Investment for trustee deferred compensation and retirement plans	57,374
Other assets	369
Total assets	19,923,705

Liabilities:
Payable for:
Investments purchased	4,042,247
Fund shares reacquired	2,730
Swaps payable	76
Variation margin — futures	11,382
Accrued fees to affiliates	17,648
Accrued trustees’ and officers’ fees and benefits	174
Accrued other operating expenses	38,453
Trustee deferred compensation and retirement plans	59,488
Unrealized depreciation on swap agreements	8,306
Total liabilities	4,180,504
Net assets applicable to shares outstanding	$15,743,201

Net assets consist of:
Shares of beneficial interest	$23,227,965
Undistributed net investment income	575,778
Undistributed net realized gain (loss)	(7,917,967)
Net unrealized appreciation (depreciation)	(142,575)
$15,743,201

Net Assets:
Series I	$15,587,293
Series II	$155,908

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,567,729
Series II	25,806
Series I:
Net asset value per share	$6.07
Series II:
Net asset value per share	$6.04

Investment income:
Interest	$742,527
Dividends	11,848
Dividends from affiliated money market funds	1,387
Total investment income	755,762

Expenses:
Advisory fees	85,070
Administrative services fees	84,605
Custodian fees	19,854
Distribution fees — Series II	400
Transfer agent fees	8,672
Trustees’ and officers’ fees and benefits	18,951
Professional services fees	47,445
Other	29,220
Total expenses	294,217
Less: Fees waived and expenses reimbursed	(183,736)
Net expenses	110,481
Net investment income	645,281

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $443)	144,099
Futures contracts	2,023
Swap agreements	11,139
157,261
Change in net unrealized appreciation (depreciation) of:
Investment securities	(872,150)
Futures contracts	19,350
Swap agreements	5,246
(847,554)
Net realized and unrealized gain (loss)	(690,293)
Net increase (decrease) in net assets resulting from operations	$(45,012)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$645,281	$774,721
Net realized gain	157,261	520,545
Change in net unrealized appreciation (depreciation)	(847,554)	231,954
Net increase (decrease) in net assets resulting from operations	(45,012)	1,527,220

Distributions to shareholders from net investment income:
Series I	(743,970)	(933,648)
Series ll	(6,999)	(7,576)
Total distributions from net investment income	(750,969)	(941,224)

Share transactions–net:
Series l	(1,446,156)	(2,430,969)
Series ll	3,318	(16,001)
Net increase (decrease) in net assets resulting from share transactions	(1,442,838)	(2,446,970)
Net increase (decrease) in net assets	(2,238,819)	(1,860,974)

Net assets:
Beginning of year	17,982,020	19,842,994
End of year (includes undistributed net investment income of $575,778 and $636,306, respectively)	$15,743,201	$17,982,020

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund, formerly Invesco V.I. Diversified Income Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Core Plus Bond Fund

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Core Plus Bond Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin”

Invesco V.I. Core Plus Bond Fund

amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

Effective April 30, 2015, the Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

Invesco V.I. Core Plus Bond Fund

Prior to April 30, 2015, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Over $250 million	0.55%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective April 30, 2015, the Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of average daily net assets. Prior to April 30, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items listed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $85,070 and reimbursed fund level expenses of $98,666.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $34,605 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Core Plus Bond Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,475,233	$338	$—	$1,475,571
U.S. Treasury Securities	—	2,004,135	—	2,004,135
Corporate Debt Securities	—	10,367,669	—	10,367,669
U.S. Government Sponsored Agency Securities	—	4,192,753	—	4,192,753
Asset-Backed Securities	—	1,422,180	—	1,422,180
Municipal Obligations	—	161,053	—	161,053
Foreign Sovereign Debt Securities	—	64,955	—	64,955
	1,475,233	18,213,083	—	19,688,316
Futures Contracts*	879	—	—	879
Swap Agreements*	—	(8,306)	—	(8,306)
Total Investments	$1,476,112	$18,204,777	$—	$19,680,889

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(8,306)
Interest rate risk:
Futures contracts(b)	10,412	(9,533)
Total	$10,412	$(17,839)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain:
Credit risk	$—	$11,139
Interest rate risk	2,023	—
Change in Net Unrealized Appreciation:
Credit risk	—	$5,246
Interest rate risk	19,350	—
Total	$21,373	$16,385

The table below summarizes the average notional value of futures contracts, and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$7,177,819	$324,250

Invesco V.I. Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	4	March-2016	$868,938	$(1,446)
U.S. Treasury 5 Year Notes	Long	15	March-2016	1,774,805	(4,431)
U.S. Ultra Bond	Short	7	March-2016	(1,110,813)	(3,656)
U.S. 10 Year Notes	Short	22	March-2016	(2,769,938)	10,412
Total Futures Contracts — Interest Rate Risk					$879

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.36%	$250,000	$5,964	$(8,306)

(a)	Implied credit spreads represent the current level as of December 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Bank of America Merrill Lynch	$5,964	$(5,964)	$—	$—	$—

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Bank of America Merrill Lynch	$8,382	$(5,964)	$—	$—	$2,418

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities securities sales of $22,188, which resulted in net realized gains of $443.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Core Plus Bond Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$750,969	$941,224

Tax Components of Net Assets at Period–End:

2015
Undistributed ordinary income	$635,533
Net unrealized appreciation (depreciation) — investments	(135,538)
Net unrealized appreciation (depreciation) — other investments	(8,306)
Temporary book/tax differences	(59,753)
Capital loss carryforward	(7,916,700)
Shares of beneficial interest	23,227,965
Total net assets	$15,743,201

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$557,608	$—	$557,608
December 31, 2017	7,359,092	—	7,359,092
	$7,916,700	$—	$7,916,700

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $58,735,670 and $59,203,427, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $17,821,698 and $16,403,222, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$385,090
Aggregate unrealized (depreciation) of investment securities	(520,628)
Net unrealized appreciation (depreciation) of investment securities	$(135,538)

Cost of investments for tax purposes is $19,823,854.

Invesco V.I. Core Plus Bond Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls and swap transactions, on December 31, 2015, undistributed net investment income was increased by $45,160 and undistributed net realized gain (loss) was decreased by $45,160. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	109,942	$689,898	102,838	$668,280
Series II	1	8	1,535	10,010

Issued as reinvestment of dividends:
Series I	121,962	743,970	147,963	933,648
Series II	1,080	6,568	1,128	7,097

Reacquired:
Series I	(451,515)	(2,880,024)	(622,528)	(4,032,897)
Series II	(515)	(3,258)	(5,168)	(33,108)
Net increase (decrease) in share activity	(219,045)	$(1,442,838)	(374,232)	$(2,446,970)

(a)	There are entities that are a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$6.39	$0.24	$(0.26)	$(0.02)	$(0.30)	$6.07	(0.37)%	$15,587	0.65	%(d)	1.73	%(d)	3.81	%(d)	416%
Year ended 12/31/14	6.23	0.26	0.24	0.50	(0.34)	6.39	8.03	17,821	0.75		1.77		4.04		255
Year ended 12/31/13	6.54	0.27	(0.27)	0.00	(0.31)	6.23	0.05	19,671	0.75		1.76		4.18		150
Year ended 12/31/12	6.19	0.27	0.39	0.66	(0.31)	6.54	10.71	22,741	0.75		1.49		4.19		66
Year ended 12/31/11	6.10	0.29	0.13	0.42	(0.33)	6.19	7.02	22,333	0.75		1.46		4.71		59
Series II
Year ended 12/31/15	6.36	0.22	(0.26)	(0.04)	(0.28)	6.04	(0.64)	156	0.90	(d)	1.98	(d)	3.56	(d)	416
Year ended 12/31/14	6.19	0.24	0.24	0.48	(0.31)	6.36	7.85	161	1.00		2.02		3.79		255
Year ended 12/31/13	6.50	0.25	(0.27)	(0.02)	(0.29)	6.19	(0.26)	172	1.00		2.01		3.93		150
Year ended 12/31/12	6.16	0.25	0.38	0.63	(0.29)	6.50	10.38	277	1.00		1.74		3.94		66
Year ended 12/31/11	6.07	0.28	0.13	0.41	(0.32)	6.16	6.72	227	1.00		1.71		4.46		59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $16,800 and $160 for Series I and Series II shares, respectively.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Plus Bond Fund (formerly known as Invesco V.I. Diversified Income Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$991.70	$3.01	$1,022.18	$3.06	0.60%
Series II	1,000.00	990.50	4.26	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	2.53%
U.S. Treasury Obligations*	3.19%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Plus Bond Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDDI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Diversified Dividend Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	2.07%
Series II Shares	1.82
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 1000 Value Index▼ (Style-Specific Index)	-3.83
Lipper VUF Large-Cap Value Funds Index■ (Peer Group Index)	-3.86

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the year ended December 31, 2015, the US economy improved slowly, though the health of individual economic sectors varied dramatically. The energy sector saw a continued slowdown as oil prices fell in response to increasing supply and slowing global demand. In contrast, continued low interest rates, increased availability of credit and a better employment picture all contributed to an improved consumer outlook. However, US equity markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased investor uncertainty and market volatility. In the fall of 2015, US markets rallied, the Federal Reserve saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    During the reporting period, our total return approach continued to emphasize long-term capital appreciation, current income and capital preservation. We believe the Fund may serve as an equity foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments. As always, we look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk, to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe this process may provide a valuable combination of dividend income, price appreciation and capital preservation. We also maintain a rigorous sell discipline and consider selling or reducing shares in stocks that no longer meet our investment criteria.

    The Fund’s investments in the consumer staples sector performed well during the year and provided the largest contribution to Fund returns. Kraft Heinz (formerly Kraft Foods Group), Campbell Soup and Heineken were among the largest contributors to Fund performance. Kraft Foods Group accepted an attractive offer to merge with H.J. Heinz.

We believed the new combined company had the opportunity to improve profitability through cost savings and to grow revenues through better leverage of its international distribution network. After the merger closed in July 2015, the combined company improved total operating margins and returned to organic top-line growth in Europe. Campbell Soup’s margins improved as it restructured divisions and adopted new budgeting practices, both aimed at reducing costs. The company also gained shelf space in stores with product innovation and expanded offerings in packaged fresh categories.

    Select financials sector holdings also performed well relative to the style-spe-cific benchmark during the reporting period, including Stancorp Financial Group. Shares of the company rose after it received an offer to be acquired in an all-cash transaction at a price well above its stock price at the time of the announcement.

     The energy sector was the worst-performing sector of the market during the year. Although the Fund’s underweight position in this sector helped mitigate the negative impact, several of the Fund’s energy holdings declined. Nabors Industries faced declining pricing and utilization for its rig fleet in North America as producers sharply pulled back on expenditures. This challenging environment was partially offset by earnings growth in the company’s international business. Royal Dutch Shell also underperformed during the reporting period following its announced acquisition of BG Group (not a Fund holding). The market’s negative reaction to this news was driven by concerns surrounding execution risk and potential dilution from the deal.

    Within the industrials sector, the stock price of Joy Global was negatively affected by concerns about a downturn in mining

Portfolio Composition
By sector	% of total net assets

Consumer Staples	24.8%
Financials	14.1
Utilities	12.7
Consumer Discretionary	10.7
Industrials	9.4
Energy	5.8
Health Care	5.3
Telecommunication Services	3.6
Information Technology	2.2
Materials	1.8
Money Market Funds
Plus Other Assets Less Liabilities	9.6

Top 10 Equity Holdings*
	% of total net assets

1.	General Mills, Inc.	3.4%
2.	Campbell Soup Co.	2.7
3.	Coca-Cola Co. (The)	2.7
4.	AT&T Inc.	2.5
5.	Heineken N.V.	2.5
6.	Kraft Heinz Co. (The)	2.0
7.	Eli Lilly and Co.	1.9
8.	Exelon Corp.	1.9
9.	Walgreens Boots Alliance, Inc.	1.9
10.	PPL Corp.	1.8

Total Net Assets	$466.0 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Diversified Dividend Fund

and energy capital expenditures and fears of industry overcapacity. This was a new investment for the Fund during the year. We see the company as attractively valued based on our estimate of its normalized earnings power. In our view, its large installed asset base provides for stable, high margin aftermarket revenues that may support profitability and cash flows across the cycle.

     In addition to Joy Global, we made several other new investments in the energy and industrials sectors as valuations were attractive in areas impacted by the global downturn in commodities. This is an area we approached cautiously, scrutinizing and stress-testing balance sheets and cash flows to measure the ability to withstand likely impairments to asset values.

     This profit cycle has seen the largest profit margin expansion in 50 years, despite a weaker than normal economic expansion versus previous cycles, as measured by gross domestic product growth from recession lows.1 A key question for us is how much of the expansion is structural, due to factors like better supply chain management, and how much is cyclical, due to factors such as corporations benefiting from lower funding costs due to historically low interest rates. We are conservative with our expectations for continued profit growth as other elements gain prominence in the market. For example, share buybacks during the reporting period were near peaks seen in the prior profit cycle2, and merger and acquisition activity surpassed the prior peaks of 1999 and 20073. Further, we have witnessed an unprecedented period of global, coordinated easing by central banks that had driven market valuations higher. The ability to sustain current valuations is uncertain, particularly as central banks’ policies globally begin to diverge. In this environment, we remain diligent in our assessment of each investment’s risk-reward profile.

     The Fund weathered a turbulent year well, consistent with our long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

    It has been our privilege to oversee Invesco V.I. Diversified Dividend Fund, and we thank you for your continued investment.

1	Source: Sanford C. Bernstein & Co., LLC
2	Source: FactSet Research Systems Inc.
3	Source: The Wall Street Journal

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Diversified
Dividend Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Dividend

Fund. He joined Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

Kristina Bradshaw Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Diversified Dividend
Fund. She joined Invesco in 2006. Ms. Bradshaw earned a BBA with honors from The University of Texas at Austin and an MBA from Stanford University’s Graduate School of Business.

Assisted by Invesco’s Dividend Value Team

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (3/1/90)	7.98%
10 Years	6.15
5 Years	12.41
1 Year	2.07

Series II Shares
Inception (6/5/00)	5.02%
10 Years	5.88
5 Years	12.13
1 Year	1.82

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.73% and 0.98%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.74% and 0.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

     The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–90.42%
Aerospace & Defense–3.12%
General Dynamics Corp.	50,583	$6,948,081
Raytheon Co.	60,834	7,575,658
		14,523,739

Air Freight & Logistics–0.69%
United Parcel Service, Inc.–Class B	33,387	3,212,831

Apparel Retail–0.72%
TJX Cos., Inc. (The)	47,086	3,338,868

Apparel, Accessories & Luxury Goods–1.36%
Coach, Inc.	111,317	3,643,405
Columbia Sportswear Co.	55,248	2,693,893
		6,337,298

Asset Management & Custody Banks–1.73%
Federated Investors, Inc.–Class B	159,129	4,559,046
Legg Mason, Inc.	89,714	3,519,480
		8,078,526

Auto Parts & Equipment–0.67%
Johnson Controls, Inc.	78,957	3,118,012

Brewers–2.49%
Heineken N.V. (Netherlands)	135,812	11,591,345

Building Products–0.98%
Masco Corp.	162,092	4,587,204

Construction Machinery & Heavy Trucks–0.60%
Joy Global Inc.	222,039	2,799,912

Data Processing & Outsourced Services–0.96%
Automatic Data Processing, Inc.	52,544	4,451,528

Department Stores–0.81%
Marks & Spencer Group PLC (United Kingdom)	568,647	3,778,723

Drug Retail–1.88%
Walgreens Boots Alliance, Inc.	102,755	8,750,102

Electric Utilities–8.24%
American Electric Power Co., Inc.	95,069	5,539,671
Duke Energy Corp.	100,606	7,182,262
Entergy Corp.	42,643	2,915,075
Exelon Corp.	317,050	8,804,479
Pepco Holdings, Inc.	206,776	5,378,244
PPL Corp.	251,361	8,578,951
		38,398,682

Electrical Components & Equipment–2.46%
ABB Ltd. (Switzerland)	329,496	5,848,276
Emerson Electric Co.	117,781	5,633,465
		11,481,741

	Shares	Value
Food Distributors–1.66%
Sysco Corp.	188,522	$7,729,402

Gas Utilities–1.10%
AGL Resources Inc.	80,704	5,149,722

General Merchandise Stores–1.57%
Target Corp.	100,517	7,298,539

Health Care Equipment–1.05%
Stryker Corp.	52,875	4,914,203

Homebuilding–0.00%
TopBuild Corp.(b)	1	24

Hotels, Resorts & Cruise Lines–0.89%
Accor S.A. (France)	96,375	4,157,133

Household Products–3.11%
Kimberly-Clark Corp.	56,807	7,231,531
Procter & Gamble Co. (The)	91,665	7,279,118
		14,510,649

Housewares & Specialties–1.57%
Newell Rubbermaid Inc.	165,501	7,295,284

Industrial Machinery–1.51%
Flowserve Corp.	102,753	4,323,846
Pentair PLC (United Kingdom)	55,119	2,730,044
		7,053,890

Integrated Oil & Gas–4.20%
Royal Dutch Shell PLC–Class B (United Kingdom)	183,336	4,186,203
Suncor Energy, Inc. (Canada)	280,999	7,251,587
TOTAL S.A. (France)	183,020	8,150,951
		19,588,741

Integrated Telecommunication Services–3.63%
AT&T Inc.	339,095	11,668,259
Deutsche Telekom AG (Germany)	289,172	5,232,220
		16,900,479

Investment Banking & Brokerage–1.16%
Charles Schwab Corp. (The)	164,005	5,400,685

Life & Health Insurance–2.00%
Lincoln National Corp.	56,756	2,852,557
StanCorp Financial Group, Inc.	56,812	6,469,750
		9,322,307

Motorcycle Manufacturers–0.90%
Harley-Davidson, Inc.	92,634	4,204,657

Movies & Entertainment–0.79%
Time Warner Inc.	57,285	3,704,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Multi-Line Insurance–1.53%
Hartford Financial Services Group, Inc. (The)	163,544	$7,107,622

Multi-Utilities–3.31%
Consolidated Edison, Inc.	101,088	6,496,926
Dominion Resources, Inc.	83,455	5,644,896
Sempra Energy	34,952	3,285,837
		15,427,659

Oil & Gas Drilling–0.65%
Nabors Industries Ltd.	357,634	3,043,465

Oil & Gas Equipment & Services–0.97%
Baker Hughes Inc.	98,012	4,523,254

Packaged Foods & Meats–9.98%
Campbell Soup Co.	240,011	12,612,578
General Mills, Inc.	276,694	15,954,176
Kraft Heinz Co. (The)	128,758	9,368,432
Mead Johnson Nutrition Co.	37,153	2,933,229
Mondelez International, Inc.–Class A	125,826	5,642,038
		46,510,453

Paper Packaging–1.28%
Avery Dennison Corp.	45,244	2,834,989
Sonoco Products Co.	76,458	3,124,839
		5,959,828

Paper Products–0.52%
International Paper Co.	63,790	2,404,883

Personal Products–0.65%
L’Oreal S.A. (France)	17,974	3,023,957

Pharmaceuticals–4.23%
Bristol-Myers Squibb Co.	56,484	3,885,534
Eli Lilly and Co.	105,758	8,911,169
Johnson & Johnson	51,538	5,293,984
Novartis AG (Switzerland)	19,209	1,641,838
		19,732,525

Property & Casualty Insurance–0.85%
Travelers Cos., Inc. (The)	34,998	3,949,874

	Shares	Value
Regional Banks–6.18%
Cullen/Frost Bankers, Inc.	38,082	$2,284,920
Fifth Third Bancorp	197,110	3,961,911
KeyCorp	571,233	7,534,563
M&T Bank Corp.	36,652	4,441,489
SunTrust Banks, Inc.	65,116	2,789,570
Zions Bancorp.	285,576	7,796,225
		28,808,678

Restaurants–1.46%
Darden Restaurants, Inc.	106,690	6,789,752

Semiconductors–0.81%
Linear Technology Corp.	89,175	3,787,262

Soft Drinks–2.68%
Coca-Cola Co. (The)	290,989	12,500,887

Specialized REIT’s–0.66%
Four Corners Property Trust, Inc.(b)	36,311	877,274
Weyerhaeuser Co.	72,800	2,182,544
		3,059,818

Systems Software–0.40%
Microsoft Corp.	33,533	1,860,411

Tobacco–2.41%
Altria Group, Inc.	90,788	5,284,770
Philip Morris International Inc.	67,421	5,926,980
		11,211,750
Total Common Stocks & Other Equity Interests (Cost $326,872,111)		421,380,925

Money Market Funds–9.47%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	22,069,706	22,069,706
Premier Portfolio–Institutional Class, 0.24%(c)	22,069,706	22,069,706
Total Money Market Funds (Cost $44,139,412)		44,139,412
TOTAL INVESTMENTS–99.89% (Cost $371,011,523)		465,520,337
OTHER ASSETS LESS LIABILITIES–0.11%		529,195
NET ASSETS–100.00%		$466,049,532

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $326,872,111)	$421,380,925
Investments in affiliated money market funds, at value and cost	44,139,412
Total investments, at value (Cost $371,011,523)	465,520,337
Foreign currencies, at value (Cost $142,152)	141,075
Receivable for:
Investments sold	289,310
Fund shares sold	446,533
Dividends	796,387
Investment for trustee deferred compensation and retirement plans	75,151
Unrealized appreciation on forward foreign currency contracts outstanding	149,851
Total assets	467,418,644

Liabilities:
Payable for:
Investments purchased	424,968
Fund shares reacquired	196,795
Accrued fees to affiliates	278,297
Accrued trustees’ and officers’ fees and benefits	222
Accrued other operating expenses	38,059
Trustee deferred compensation and retirement plans	111,708
Unrealized depreciation on forward foreign currency contracts outstanding	319,063
Total liabilities	1,369,112
Net assets applicable to shares outstanding	$466,049,532

Net assets consist of:
Shares of beneficial interest	$371,587,136
Undistributed net investment income	7,240,781
Undistributed net realized gain (loss)	(7,112,217)
Net unrealized appreciation	94,333,832
$466,049,532

Net Assets:
Series I	$333,572,515
Series II	$132,477,017

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	14,336,280
Series II	5,719,926
Series I:
Net asset value per share	$23.27
Series II:
Net asset value per share	$23.16

Investment income:
Dividends (net of foreign withholding taxes of $136,767)	$11,402,339
Dividends from affiliated money market funds	37,350
Total investment income	11,439,689

Expenses:
Advisory fees	2,203,662
Administrative services fees	854,246
Custodian fees	34,419
Distribution fees — Series II	293,626
Transfer agent fees	28,196
Trustees’ and officers’ fees and benefits	33,468
Other	65,010
Total expenses	3,512,627
Less: Fees waived	(49,324)
Net expenses	3,463,303
Net investment income	7,976,386

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	20,241,634
Foreign currencies	(2,908)
Forward foreign currency contracts	2,283,795
22,522,521
Change in net unrealized appreciation (depreciation) of:
Investment securities	(21,662,250)
Foreign currencies	(1,893)
Forward foreign currency contracts	(584,460)
(22,248,603)
Net realized and unrealized gain	273,918
Net increase in net assets resulting from operations	$8,250,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$7,976,386	$7,354,416
Net realized gain	22,522,521	27,832,198
Change in net unrealized appreciation (depreciation)	(22,248,603)	15,137,416
Net increase in net assets resulting from operations	8,250,304	50,324,030

Distributions to shareholders from net investment income:
Series I	(5,638,058)	(5,512,687)
Series ll	(1,865,729)	(1,491,240)
Total distributions from net investment income	(7,503,787)	(7,003,927)

Share transactions–net:
Series l	2,294,083	(24,086,977)
Series ll	26,825,841	(2,258,538)
Net increase (decrease) in net assets resulting from share transactions	29,119,924	(26,345,515)
Net increase in net assets	29,866,441	16,974,588

Net assets:
Beginning of year	436,183,091	419,208,503
End of year (includes undistributed net investment income of $7,240,781 and $6,919,424, respectively)	$466,049,532	$436,183,091

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Diversified Dividend Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Diversified Dividend Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on

Invesco V.I. Diversified Dividend Fund

short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $49,324.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $108,564 for accounting and fund administrative services and reimbursed $745,682 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $129 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$417,909,691	$47,610,646	$—	$465,520,337
Forward Foreign Currency Contracts*	—	(169,212)	—	(169,212)
Total Investments	$417,909,691	$47,441,434	$—	$465,351,125

*	Unrealized appreciation (depreciation).

Invesco V.I. Diversified Dividend Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$149,851	$(319,063)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$2,283,795
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(584,460)
Total	$1,699,335

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$15,712,902

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/22/16	Citigroup Global Markets Inc.	CAD	92,492	USD	69,480	$66,826	$2,654
01/22/16	Citigroup Global Markets Inc.	CAD	1,716,549	USD	1,288,793	1,240,206	48,587
01/22/16	Citigroup Global Markets Inc.	CAD	92,293	USD	66,200	66,682	(482)
01/22/16	Citigroup Global Markets Inc.	EUR	5,066,699	USD	5,405,357	5,509,293	(103,936)
01/22/16	Citigroup Global Markets Inc.	EUR	72,227	USD	76,549	78,536	(1,987)
01/22/16	Citigroup Global Markets Inc.	EUR	169,737	USD	179,573	184,564	(4,991)
01/22/16	Deutsche Bank Securities Inc.	CAD	1,716,548	USD	1,288,874	1,240,205	48,669
01/22/16	Deutsche Bank Securities Inc.	EUR	5,066,682	USD	5,405,390	5,509,275	(103,885)
01/22/16	Deutsche Bank Securities Inc.	EUR	22,187	USD	24,315	24,125	190
01/22/16	Deutsche Bank Securities Inc.	EUR	38,740	USD	42,287	42,124	163
01/22/16	Goldman Sachs International	CAD	1,716,612	USD	1,288,733	1,240,251	48,482
01/22/16	Goldman Sachs International	CAD	42,311	USD	31,676	30,570	1,106
01/22/16	Goldman Sachs International	EUR	5,066,699	USD	5,405,945	5,509,293	(103,348)
01/22/16	Goldman Sachs International	EUR	22,149	USD	23,650	24,084	(434)
Total Forward Foreign Currency Contracts — Currency Risk							$(169,212)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Diversified Dividend Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Citigroup Global Markets Inc.	$51,241	$(51,241)	$—	$—	$—
Deutsche Bank Securities Inc.	49,022	(49,022)	—	—	—
Goldman Sachs International	49,588	(49,588)	—	—	—
Total	$149,851	$(149,851)	$—	$—	$—

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
Citigroup Global Markets Inc.	$111,396	$(51,241)	$—	$—	$60,155
Deutsche Bank Securities Inc.	103,885	(49,022)	—	—	54,863
Goldman Sachs International	103,782	(49,588)	—	—	54,194
Total	$319,063	$(149,851)	$—	$—	$169,212

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$7,503,787	$7,003,927

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$7,355,589
Net unrealized appreciation — investments	93,906,798
Net unrealized appreciation (depreciation) — other investments	(5,770)
Temporary book/tax differences	(114,808)
Capital loss carryforward	(6,679,413)
Shares of beneficial interest	371,587,136
Total net assets	$466,049,532

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

Invesco V.I. Diversified Dividend Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$6,679,413	$—	$6,679,413

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $73,077,006 and $61,412,520, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$112,471,932
Aggregate unrealized (depreciation) of investment securities	(18,565,134)
Net unrealized appreciation of investment securities	$93,906,798

Cost of investments for tax purposes is $371,613,539.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions and foreign currency transactions, on December 31, 2015, undistributed net investment income was decreased by $151,242 and undistributed net realized gain (loss) was increased by $151,242. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	3,012,818	$71,097,855	2,417,493	$53,705,907
Series II	1,837,158	43,228,055	860,331	18,781,741

Issued as reinvestment of dividends:
Series I	249,693	5,638,058	252,066	5,512,687
Series II	82,958	1,865,729	68,405	1,491,240

Reacquired:
Series I	(3,160,909)	(74,441,830)	(3,800,793)	(83,305,571)
Series II	(778,296)	(18,267,943)	(1,033,108)	(22,531,519)
Net increase (decrease) in share activity	1,243,422	$29,119,924	(1,235,606)	$(26,345,515)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Dividend Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$23.21	$0.43	$0.04	$0.47	$(0.41)	$23.27	2.07%	$333,573	0.70	%(d)	0.71	%(d)	1.84	%(d)	15%
Year ended 12/31/14	20.93	0.40	2.26	2.66	(0.38)	23.21	12.83	330,370	0.72		0.73		1.80		6
Year ended 12/31/13	16.34	0.33	4.70	5.03	(0.44)	20.93	31.04	321,581	0.71		0.72		1.76		20
Year ended 12/31/12	14.04	0.35	2.27	2.62	(0.32)	16.34	18.72	271,407	0.67		0.68		2.29		11
Year ended 12/31/11	14.24	0.31	(0.27)	0.04	(0.24)	14.04	0.20	253,850	0.66		0.67		2.24		38
Series II
Year ended 12/31/15	23.11	0.37	0.04	0.41	(0.36)	23.16	1.82	132,477	0.95	(d)	0.96	(d)	1.59	(d)	15
Year ended 12/31/14	20.85	0.34	2.25	2.59	(0.33)	23.11	12.54	105,813	0.97		0.98		1.55		6
Year ended 12/31/13	16.28	0.29	4.69	4.98	(0.41)	20.85	30.76	97,628	0.96		0.97		1.51		20
Year ended 12/31/12	14.00	0.31	2.26	2.57	(0.29)	16.28	18.37	72,641	0.92		0.93		2.04		11
Year ended 12/31/11	14.20	0.28	(0.28)	0.00	(0.20)	14.00	(0.06)	68,424	0.91		0.92		1.99		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $134,975,378 and sold of $57,441,776 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Financial Services Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $332,826 and $117,450 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$999.60	$3.53	$1,021.68	$3.57	0.70%
Series II	1,000.00	997.90	4.78	1,020.42	4.84	0.95

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VIEWSP-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Equally-Weighted S&P 500 Fund (the Fund), underperformed the Fund’s broad market and style-specific indexes, the S&P 500 Index and the S&P 500 Equal Weight Index, respectively.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.68%
Series II Shares	-2.92
S&P 500 Index▼ (Broad Market Index)	1.38
S&P 500 Equal Weight Index▼ (Style-Specific Index)	-2.20
Lipper VUF Multi-Cap Core Funds Index■ (Peer Group Index)	-2.17

Source(s): ▼FactSet Research Systems Inc., ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the

Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    Invesco V.I. Equally-Weighted S&P 500 Fund seeks total return through growth of capital and current income. The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value or market capitalization. Due to the equally-weighted nature of the Fund and the capitalization-weighted nature of the S&P 500 Index, the Fund will lag when large-cap stocks outperform mid-cap stocks.

    During the reporting period, sectors that contributed the most to Fund performance were the consumer staples, health care and information technology (IT) sectors. The energy, industrials and consumer discretionary sectors were the top detractors from the Fund’s overall performance. Relative to the S&P 500 Index, an underweight allocation in the consumer staples sector and an overweight allocation in the financials sector contributed to Fund results. Overweight allocations in the consumer discretionary, energy, industrials, materials and utilities sectors and underweight allocations in the IT and telecommunication services sectors detracted from Fund results.

    The Fund’s top-performing stock during the year was the Internet television network, Netflix. The firm reported strong earnings and increasing service subscriber growth in the middle of the year. Also contributing to the Fund’s

Portfolio Composition
By sector	% of total net assets

Financials	17.6%
Consumer Discretionary	16.5
Information Technology	13.4
Industrials	12.8
Health Care	11.3
Energy	7.9
Consumer Staples	7.6
Utilities	5.9
Materials	5.3
Telecommunication Services	1.0
Money Market Funds
Plus Other Assets Less Liabilities	0.7

Top 10 Equity Holdings*
% of total net assets

1.	ONEOK, Inc.	0.2%
2.	Southwestern Energy Co.	0.2
3.	First Solar, Inc.	0.2
4.	NRG Energy, Inc.	0.2
5.	CONSOL Energy Inc.	0.2
6.	Alcoa Inc.	0.2
7.	Celgene Corp.	0.2
8.	Darden Restaurants, Inc.	0.2
9.	CenterPoint Energy, Inc.	0.2
10.	Royal Caribbean Cruises Ltd.	0.2

Total Net Assets	$66.6 million

Total Number of Holdings*	504

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Equally-Weighted S&P 500 Fund

performance was Amazon.com. The company announced strong earnings high above analyst estimates due to the company’s growing streaming business. A third contributor to Fund performance was Cablevision Systems, a cable company serving the New York City region. The company’s stock price rose 15% in the third quarter of 2015 after management announced it agreed to be acquired by European telecommunications giant Altice NV (not a Fund holding).

    During the reporting period, the energy sector struggled the most with Chesapeake Energy, CONSOL Energy and Freeport-McMoRan as the top detractors from Fund performance in this sector. Chesapeake Energy, primarily a natural gas company, was hurt by a decrease in natural gas prices. CONSOL Energy was also affected by falling natural gas prices. Freeport-McMoRan, a major metals miner with oil holdings, suffered from a commodities sell-off, with copper and crude oil down during the reporting period.

    Please note, the Fund’s strategy is principally implemented through equity investments, but may also use S&P 500 futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a positive return and contributed to Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the year and thank all our shareholders for your investment in Invesco V.I. Equally-Weighted S&P 500 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco V.I. Equally-Weighted S&P 500 Fund. She joined
Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (11/9/94)	10.44%
10 Years	8.07
5 Years	11.86
1 Year	-2.68

Series II Shares
Inception (7/24/00)	8.03%
10 Years	7.80
5 Years	11.58
1 Year	-2.92

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund.

Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.59% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM

Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the index are valued.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

    The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–99.30%
Advertising–0.40%
Interpublic Group of Cos., Inc. (The)	5,815	$135,373
Omnicom Group Inc.	1,753	132,632
		268,005

Aerospace & Defense–2.18%
Boeing Co. (The)	899	129,986
General Dynamics Corp.	944	129,668
Honeywell International Inc.	1,324	137,127
L-3 Communications Holdings, Inc.	1,091	130,385
Lockheed Martin Corp.	599	130,073
Northrop Grumman Corp.	699	131,978
Precision Castparts Corp.	561	130,158
Raytheon Co.	1,031	128,390
Rockwell Collins, Inc.	1,457	134,481
Textron Inc.	3,186	133,844
United Technologies Corp.	1,394	133,922
		1,450,012

Agricultural & Farm Machinery–0.19%
Deere & Co.	1,686	128,591

Agricultural Products–0.21%
Archer-Daniels-Midland Co.	3,805	139,567

Air Freight & Logistics–0.78%
C.H. Robinson Worldwide, Inc.	2,100	130,242
Expeditors International of Washington, Inc.	2,793	125,964
FedEx Corp.	902	134,389
United Parcel Service, Inc.–Class B	1,342	129,141
		519,736

Airlines–0.79%
American Airlines Group Inc.	3,094	131,031
Delta Air Lines, Inc.	2,641	133,872
Southwest Airlines Co.	2,998	129,094
United Continental Holdings Inc.(b)	2,282	130,759
		524,756

Alternative Carriers–0.21%
Level 3 Communications, Inc.(b)	2,527	137,368

Aluminum–0.22%
Alcoa Inc.	14,696	145,050

Apparel Retail–0.97%
Gap, Inc. (The)	4,995	123,377
L Brands, Inc.	1,347	129,070
Ross Stores, Inc.	2,430	130,758
TJX Cos., Inc. (The)	1,845	130,829
Urban Outfitters, Inc.(b)	5,738	130,539
		644,573

	Shares	Value
Apparel, Accessories & Luxury Goods–1.56%
Coach, Inc.	4,285	$140,248
Fossil Group, Inc.(b)	3,520	128,691
Hanesbrands, Inc.	4,413	129,875
Michael Kors Holdings Ltd.(b)	3,223	129,113
PVH Corp.	1,708	125,794
Ralph Lauren Corp.	1,151	128,314
Under Armour, Inc.–Class A(b)	1,576	127,041
VF Corp.	2,106	131,099
		1,040,175

Application Software–0.99%
Adobe Systems Inc.(b)	1,423	133,677
Autodesk, Inc.(b)	2,130	129,781
Citrix Systems, Inc.(b)	1,733	131,101
Intuit Inc.	1,353	130,564
salesforce.com, inc.(b)	1,692	132,653
		657,776

Asset Management & Custody Banks–2.00%
Affiliated Managers Group, Inc.(b)	851	135,956
Ameriprise Financial, Inc.	1,237	131,641
Bank of New York Mellon Corp. (The)	3,193	131,615
BlackRock, Inc.	403	137,230
Franklin Resources, Inc.	3,599	132,515
Invesco Ltd.(c)	4,143	138,708
Legg Mason, Inc.	3,282	128,753
Northern Trust Corp.	1,862	134,232
State Street Corp.	1,969	130,663
T. Rowe Price Group Inc.	1,837	131,327
		1,332,640

Auto Parts & Equipment–0.61%
BorgWarner, Inc.	3,269	141,319
Delphi Automotive PLC (United Kingdom)	1,587	136,053
Johnson Controls, Inc.	3,238	127,869
		405,241

Automobile Manufacturers–0.39%
Ford Motor Co.	9,515	134,066
General Motors Co.	3,768	128,150
		262,216

Automotive Retail–0.96%
Advance Auto Parts, Inc.	874	131,546
AutoNation, Inc.(b)	2,121	126,539
AutoZone, Inc.(b)	172	127,608
CarMax, Inc.(b)	2,267	122,350
O’Reilly Automotive, Inc.(b)	522	132,285
		640,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–1.85%
AbbVie Inc.	2,409	$142,709
Alexion Pharmaceuticals, Inc.(b)	692	131,999
Amgen Inc.	838	136,033
Baxalta Inc.	3,514	137,151
Biogen Inc.(b)	459	140,615
Celgene Corp.(b)	1,201	143,832
Gilead Sciences, Inc.	1,301	131,648
Regeneron Pharmaceuticals, Inc.(b)	244	132,460
Vertex Pharmaceuticals Inc.(b)	1,106	139,168
		1,235,615

Brewers–0.20%
Molson Coors Brewing Co.–Class B	1,404	131,864

Broadcasting–0.78%
CBS Corp.–Class B	2,779	130,974
Discovery Communications, Inc.–Class A(b)	1,791	47,784
Discovery Communications, Inc.–Class C(b)	3,078	77,627
Scripps Networks Interactive Inc.–Class A	2,383	131,566
TEGNA Inc.	5,115	130,535
		518,486

Building Products–0.39%
Allegion PLC	2,015	132,829
Masco Corp.	4,495	127,208
		260,037

Cable & Satellite–0.60%
Cablevision Systems Corp.–Class A	4,319	137,776
Comcast Corp.–Class A	2,245	126,685
Time Warner Cable Inc.	721	133,811
		398,272

Casinos & Gaming–0.21%
Wynn Resorts Ltd.	2,062	142,670

Coal & Consumable Fuels–0.22%
CONSOL Energy Inc.	18,628	147,161

Commodity Chemicals–0.20%
LyondellBasell Industries N.V.–Class A	1,520	132,088

Communications Equipment–1.19%
Cisco Systems, Inc.	4,976	135,123
F5 Networks, Inc.(b)	1,333	129,248
Harris Corp.	1,579	137,215
Juniper Networks, Inc.	4,549	125,552
Motorola Solutions, Inc.	1,897	129,850
QUALCOMM, Inc.	2,743	137,109
		794,097

Computer & Electronics Retail–0.38%
Best Buy Co., Inc.	4,370	133,066
GameStop Corp.–Class A	4,340	121,694
		254,760

	Shares	Value
Construction & Engineering–0.60%
Fluor Corp.	2,883	$136,135
Jacobs Engineering Group, Inc.(b)	3,109	130,423
Quanta Services, Inc.(b)	6,565	132,941
		399,499

Construction Machinery & Heavy Trucks–0.59%
Caterpillar Inc.	1,990	135,240
Cummins Inc.	1,485	130,695
PACCAR Inc.	2,755	130,587
		396,522

Construction Materials–0.38%
Martin Marietta Materials, Inc.	915	124,971
Vulcan Materials Co.	1,380	131,058
		256,029

Consumer Electronics–0.41%
Garmin Ltd.	3,673	136,525
Harman International Industries, Inc.	1,432	134,909
		271,434

Consumer Finance–0.97%
American Express Co.	1,890	131,450
Capital One Financial Corp.	1,767	127,542
Discover Financial Services	2,478	132,870
Navient Corp.	10,585	121,198
Synchrony Financial(b)	4,344	132,101
		645,161

Data Processing & Outsourced Services–2.17%
Alliance Data Systems Corp.(b)	485	134,136
Automatic Data Processing, Inc.	1,561	132,248
Fidelity National Information Services, Inc.	2,127	128,896
Fiserv, Inc.(b)	1,415	129,416
MasterCard, Inc.–Class A	1,372	133,578
Paychex, Inc.	2,491	131,749
PayPal Holdings, Inc.(b)	3,753	135,859
Total System Services, Inc.	2,422	120,616
Visa Inc.–Class A	1,709	132,533
Western Union Co. (The)	7,124	127,591
Xerox Corp.	12,969	137,860
		1,444,482

Department Stores–0.56%
Kohl’s Corp.	2,815	134,078
Macy’s, Inc.	3,542	123,899
Nordstrom, Inc.	2,348	116,954
		374,931

Distillers & Vintners–0.39%
Brown-Forman Corp.–Class B	1,300	129,064
Constellation Brands, Inc.–Class A	941	134,036
		263,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Distributors–0.20%
Genuine Parts Co.	1,526	$131,068

Diversified Banks–1.19%
Bank of America Corp.	7,782	130,971
Citigroup Inc.	2,553	132,118
Comerica Inc.	3,102	129,756
JPMorgan Chase & Co.	2,032	134,173
U.S. Bancorp	3,076	131,253
Wells Fargo & Co.	2,442	132,747
		791,018

Diversified Chemicals–0.57%
Dow Chemical Co. (The)	2,439	125,559
E. I. du Pont de Nemours and Co.	1,848	123,077
Eastman Chemical Co.	1,929	130,227
		378,863

Diversified Metals & Mining–0.19%
Freeport-McMoRan Inc.	18,870	127,750

Diversified Support Services–0.20%
Cintas Corp.	1,447	131,749

Drug Retail–0.41%
CVS Health Corp.	1,395	136,389
Walgreens Boots Alliance, Inc.	1,592	135,567
		271,956

Electric Utilities–2.64%
American Electric Power Co., Inc.	2,386	139,032
Duke Energy Corp.	1,919	136,997
Edison International	2,198	130,144
Entergy Corp.	1,980	135,353
Eversource Energy	2,661	135,897
Exelon Corp.	5,018	139,350
FirstEnergy Corp.	4,138	131,299
NextEra Energy, Inc.	1,336	138,797
Pepco Holdings, Inc.	4,980	129,530
Pinnacle West Capital Corp.	2,116	136,440
PPL Corp.	3,980	135,837
Southern Co. (The)	2,932	137,188
Xcel Energy, Inc.	3,726	133,801
		1,759,665

Electrical Components & Equipment–0.80%
AMETEK, Inc.	2,450	131,296
Eaton Corp. PLC(b)	2,559	133,170
Emerson Electric Co.	2,862	136,890
Rockwell Automation, Inc.	1,281	131,443
		532,799

Electronic Components–0.39%
Amphenol Corp.–Class A	2,474	129,217
Corning Inc.	6,969	127,393
		256,610

	Shares	Value
Electronic Equipment & Instruments–0.19%
FLIR Systems, Inc.	4,463	$125,276

Electronic Manufacturing Services–0.20%
TE Connectivity Ltd. (Switzerland)	2,066	133,484

Environmental & Facilities Services–0.60%
Republic Services, Inc.	3,012	132,498
Stericycle, Inc.(b)	1,119	134,951
Waste Management, Inc.	2,535	135,293
		402,742

Fertilizers & Agricultural Chemicals–0.78%
CF Industries Holdings, Inc.	3,166	129,204
FMC Corp.	3,424	133,981
Monsanto Co.	1,389	136,844
Mosaic Co. (The)	4,433	122,307
		522,336

Food Distributors–0.20%
Sysco Corp.	3,182	130,462

Food Retail–0.39%
Kroger Co. (The)	3,168	132,517
Whole Foods Market, Inc.	3,827	128,205
		260,722

Footwear–0.19%
NIKE, Inc.–Class B	2,060	128,750

Gas Utilities–0.20%
AGL Resources Inc.	2,075	132,406

General Merchandise Stores–0.59%
Dollar General Corp.	1,853	133,175
Dollar Tree, Inc.(b)	1,702	131,429
Target Corp.	1,812	131,569
		396,173

Gold–0.18%
Newmont Mining Corp.	6,805	122,422

Health Care Distributors–1.01%
AmerisourceBergen Corp.	1,274	132,127
Cardinal Health, Inc.	1,515	135,244
Henry Schein, Inc.(b)	849	134,303
McKesson Corp.	684	134,905
Patterson Cos. Inc.	2,974	134,455
		671,034

Health Care Equipment–2.39%
Abbott Laboratories	2,934	131,766
Baxter International Inc.	3,521	134,326
Becton, Dickinson and Co.	857	132,055
Boston Scientific Corp.(b)	7,194	132,657
C.R. Bard, Inc.	711	134,692
Edwards Lifesciences Corp.(b)	1,629	128,659
Intuitive Surgical, Inc.(b)	248	135,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Medtronic PLC	1,697	$130,533
St. Jude Medical, Inc.	2,147	132,620
Stryker Corp.	1,411	131,138
Varian Medical Systems, Inc.(b)	1,675	135,340
Zimmer Biomet Holdings, Inc.	1,315	134,906
		1,594,140

Health Care Facilities–0.59%
HCA Holdings, Inc.(b)	1,963	132,758
Tenet Healthcare Corp.(b)	4,340	131,502
Universal Health Services, Inc.–Class B	1,089	130,124
		394,384

Health Care REIT’s–0.62%
HCP, Inc.	3,658	139,882
Ventas, Inc.	2,394	135,093
Welltower Inc.	2,059	140,074
		415,049

Health Care Services–0.80%
DaVita HealthCare Partners Inc.(b)	1,867	130,149
Express Scripts Holding Co.(b)	1,531	133,825
Laboratory Corp. of America Holdings(b)	1,074	132,789
Quest Diagnostics Inc.	1,929	137,229
		533,992

Health Care Supplies–0.20%
DENTSPLY International Inc.	2,177	132,470

Health Care Technology–0.20%
Cerner Corp.(b)	2,170	130,569

Home Entertainment Software–0.40%
Activision Blizzard, Inc.	3,497	135,369
Electronic Arts Inc.(b)	1,938	133,179
		268,548

Home Furnishings–0.38%
Leggett & Platt, Inc.	3,007	126,354
Mohawk Industries, Inc.(b)	683	129,354
		255,708

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	997	131,853
Lowe’s Cos., Inc.	1,734	131,854
		263,707

Homebuilding–0.59%
D.R. Horton, Inc.	4,062	130,106
Lennar Corp.–Class A	2,661	130,150
PulteGroup Inc.	7,381	131,529
		391,785

Homefurnishing Retail–0.18%
Bed Bath & Beyond Inc.(b)	2,473	119,322

	Shares	Value
Hotel and Resort REIT’s–0.19%
Host Hotels & Resorts Inc.	8,235	$126,325

Hotels, Resorts & Cruise Lines–1.01%
Carnival Corp.	2,568	139,905
Marriott International Inc.–Class A	1,947	130,527
Royal Caribbean Cruises Ltd.	1,415	143,212
Starwood Hotels & Resorts Worldwide, Inc.	1,912	132,463
Wyndham Worldwide Corp.	1,781	129,390
		675,497

Household Appliances–0.20%
Whirlpool Corp.	890	130,714

Household Products–1.00%
Church & Dwight Co., Inc.	1,534	130,206
Clorox Co. (The)	1,033	131,015
Colgate-Palmolive Co.	1,996	132,974
Kimberly-Clark Corp.	1,091	138,884
Procter & Gamble Co. (The)	1,673	132,853
		665,932

Housewares & Specialties–0.19%
Newell Rubbermaid Inc.	2,875	126,730

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	2,796	131,803

Hypermarkets & Super Centers–0.40%
Costco Wholesale Corp.	813	131,299
Wal-Mart Stores, Inc.	2,193	134,431
		265,730

Independent Power Producers & Energy Traders–0.44%
AES Corp. (The)	14,516	138,918
NRG Energy, Inc.	12,841	151,139
		290,057

Industrial Conglomerates–0.79%
3M Co.	840	126,538
Danaher Corp.	1,399	129,939
General Electric Co.	4,302	134,007
Roper Technologies, Inc.	710	134,751
		525,235

Industrial Gases–0.58%
Air Products and Chemicals, Inc.	997	129,720
Airgas, Inc.	953	131,819
Praxair, Inc.	1,235	126,464
		388,003

Industrial Machinery–1.77%
Dover Corp.	2,108	129,241
Flowserve Corp.	3,156	132,805
Illinois Tool Works Inc.	1,422	131,791
Ingersoll-Rand PLC	2,386	131,922
Parker-Hannifin Corp.	1,361	131,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Machinery–(continued)
Pentair PLC (United Kingdom)	2,516	$124,617
Snap-on Inc.	775	132,858
Stanley Black & Decker Inc.	1,216	129,784
Xylem, Inc.	3,595	131,218
		1,176,226

Industrial REIT’s–0.20%
Prologis, Inc.	3,143	134,898

Insurance Brokers–0.39%
Aon PLC	1,394	128,541
Marsh & McLennan Cos., Inc.	2,371	131,472
		260,013

Integrated Oil & Gas–0.61%
Chevron Corp.	1,505	135,390
Exxon Mobil Corp.	1,750	136,413
Occidental Petroleum Corp.	1,971	133,259
		405,062

Integrated Telecommunication Services–0.80%
AT&T Inc.(d)	3,925	135,059
CenturyLink Inc.	5,226	131,486
Frontier Communications Corp.	28,493	133,063
Verizon Communications Inc.	2,904	134,223
		533,831

Internet Retail–0.99%
Amazon.com, Inc.(b)	203	137,205
Expedia, Inc.	1,056	131,261
Netflix Inc.(b)	1,094	125,132
Priceline Group Inc. (The)(b)	101	128,770
TripAdvisor Inc.(b)	1,577	134,439
		656,807

Internet Software & Services–1.18%
Akamai Technologies, Inc.(b)	2,512	132,207
Alphabet Inc.–Class A(b)	86	66,909
Alphabet Inc.–Class C(b)	88	66,781
eBay Inc.(b)	4,655	127,919
Facebook Inc.–Class A(b)	1,274	133,337
VeriSign, Inc.(b)	1,461	127,633
Yahoo! Inc.(b)	3,956	131,577
		786,363

Investment Banking & Brokerage–0.80%
Charles Schwab Corp. (The)	4,098	134,947
E*TRADE Financial Corp.(b)	4,509	133,647
Goldman Sachs Group, Inc. (The)	737	132,829
Morgan Stanley	4,058	129,085
		530,508

IT Consulting & Other Services–0.99%
Accenture PLC–Class A	1,235	129,057
Cognizant Technology Solutions Corp.– Class A(b)	2,233	134,025

	Shares	Value
IT Consulting & Other Services–(continued)
CSRA Inc.	4,502	$135,060
International Business Machines Corp.	967	133,078
Teradata Corp.(b)	4,809	127,054
		658,274

Leisure Products–0.39%
Hasbro, Inc.	1,904	128,253
Mattel, Inc.	4,959	134,736
		262,989

Life & Health Insurance–1.36%
Aflac, Inc.	2,180	130,582
Lincoln National Corp.	2,571	129,219
MetLife, Inc.	2,762	133,156
Principal Financial Group, Inc.	2,878	129,452
Prudential Financial, Inc.	1,612	131,233
Torchmark Corp.	2,226	127,238
Unum Group	3,835	127,667
		908,547

Life Sciences Tools & Services–1.03%
Agilent Technologies, Inc.	3,239	135,422
Illumina, Inc.(b)	744	142,807
PerkinElmer, Inc.	2,589	138,693
Thermo Fisher Scientific, Inc.	969	137,453
Waters Corp.(b)	1,005	135,253
		689,628

Managed Health Care–1.01%
Aetna Inc.	1,240	134,069
Anthem, Inc.	958	133,583
Cigna Corp.	933	136,526
Humana Inc.	753	134,418
UnitedHealth Group Inc.	1,122	131,992
		670,588

Metal & Glass Containers–0.39%
Ball Corp.	1,825	132,732
Owens-Illinois, Inc.(b)	7,436	129,535
		262,267

Motorcycle Manufacturers–0.19%
Harley-Davidson, Inc.	2,853	129,498

Movies & Entertainment–0.77%
Time Warner Inc.	1,988	128,564
Twenty-First Century Fox, Inc.–Class A	3,480	94,517
Twenty-First Century Fox, Inc.–Class B	1,228	33,438
Viacom Inc.–Class B	3,130	128,831
Walt Disney Co. (The)	1,204	126,516
		511,866

Multi-Line Insurance–0.79%
American International Group, Inc.	2,189	135,652
Assurant, Inc.	1,581	127,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Line Insurance–(continued)
Hartford Financial Services Group, Inc. (The)	2,967	$128,946
Loews Corp.	3,525	135,360
		527,292

Multi-Sector Holdings–0.40%
Berkshire Hathaway Inc.–Class B(b)	998	131,776
Leucadia National Corp.	7,829	136,146
		267,922

Multi-Utilities–2.65%
Ameren Corp.	3,120	134,878
CenterPoint Energy, Inc.	7,801	143,226
CMS Energy Corp.	3,735	134,759
Consolidated Edison, Inc.	2,141	137,602
Dominion Resources, Inc.	2,006	135,686
DTE Energy Co.	1,661	133,196
NiSource Inc.	6,977	136,121
PG&E Corp.	2,517	133,879
Public Service Enterprise Group Inc.	3,516	136,034
SCANA Corp.	2,266	137,070
Sempra Energy	1,425	133,964
TECO Energy, Inc.	4,885	130,185
WEC Energy Group, Inc.	2,680	137,511
		1,764,111

Office REIT’s–0.60%
Boston Properties, Inc.	1,055	134,555
SL Green Realty Corp.	1,163	131,396
Vornado Realty Trust	1,347	134,646
		400,597

Office Services & Supplies–0.21%
Pitney Bowes Inc.	6,646	137,240

Oil & Gas Drilling–0.80%
Diamond Offshore Drilling, Inc.	6,461	136,327
Ensco PLC–Class A	8,703	133,939
Helmerich & Payne, Inc.	2,534	135,696
Transocean Ltd.	10,260	127,019
		532,981

Oil & Gas Equipment & Services–1.15%
Baker Hughes Inc.	2,723	125,666
Cameron International Corp.(b)	2,064	130,445
FMC Technologies, Inc.(b)	4,502	130,603
Halliburton Co.	3,522	119,889
National Oilwell Varco Inc.	3,911	130,979
Schlumberger Ltd.	1,870	130,433
		768,015

Oil & Gas Exploration & Production–3.31%
Anadarko Petroleum Corp.	2,627	127,620
Apache Corp.	3,033	134,877
Cabot Oil & Gas Corp.	8,087	143,059
Chesapeake Energy Corp.	31,300	140,850

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Cimarex Energy Co.	1,283	$114,675
ConocoPhillips	2,704	126,250
Devon Energy Corp.	3,881	124,192
EOG Resources, Inc.	1,737	122,962
EQT Corp.	2,592	135,121
Hess Corp.	2,586	125,369
Marathon Oil Corp.	9,080	114,317
Murphy Oil Corp.	5,766	129,447
Newfield Exploration Co.(b)	3,692	120,211
Noble Energy, Inc.	3,990	131,391
Pioneer Natural Resources Co.	929	116,478
Range Resources Corp.	5,723	140,843
Southwestern Energy Co.(b)	22,069	156,911
		2,204,573

Oil & Gas Refining & Marketing–0.81%
Marathon Petroleum Corp.	2,623	135,976
Phillips 66	1,572	128,590
Tesoro Corp.	1,293	136,243
Valero Energy Corp.	1,928	136,329
		537,138

Oil & Gas Storage & Transportation–1.02%
Columbia Pipeline Group, Inc.	6,943	138,860
Kinder Morgan Inc.	7,815	116,600
ONEOK, Inc.	6,410	158,070
Spectra Energy Corp.	5,733	137,248
Williams Cos., Inc. (The)	4,927	126,624
		677,402

Packaged Foods & Meats–2.60%
Campbell Soup Co.	2,456	129,063
ConAgra Foods, Inc.	3,311	139,592
General Mills, Inc.	2,240	129,158
Hershey Co. (The)	1,488	132,834
Hormel Foods Corp.	1,680	132,854
JM Smucker Co. (The)	1,079	133,084
Kellogg Co.	1,847	133,483
Keurig Green Mountain Inc.	1,462	131,551
Kraft Heinz Co. (The)	1,869	135,988
McCormick & Co., Inc.	1,552	132,789
Mead Johnson Nutrition Co.	1,679	132,557
Mondelez International, Inc.–Class A	3,056	137,031
Tyson Foods, Inc.–Class A	2,478	132,152
		1,732,136

Paper Packaging–0.59%
Avery Dennison Corp.	2,068	129,581
Sealed Air Corp.	3,040	135,584
WestRock Co.	2,844	129,743
		394,908

Paper Products–0.19%
International Paper Co.	3,414	128,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Personal Products–0.20%
Estee Lauder Cos. Inc. (The)–Class A	1,540	$135,612

Pharmaceuticals–2.21%
Allergan PLC(b)	430	134,375
Bristol-Myers Squibb Co.	1,925	132,421
Eli Lilly and Co.	1,562	131,614
Endo International PLC(b)	2,279	139,520
Johnson & Johnson	1,279	131,379
Mallinckrodt PLC(b)	1,877	140,081
Merck & Co., Inc.	2,504	132,261
Mylan N.V.(b)	2,477	133,931
Perrigo Co. PLC	884	127,915
Pfizer Inc.	4,061	131,089
Zoetis Inc.	2,840	136,093
		1,470,679

Property & Casualty Insurance–1.41%
ACE Ltd.	1,150	134,377
Allstate Corp. (The)	2,118	131,507
Chubb Corp. (The)	1,003	133,038
Cincinnati Financial Corp.	2,201	130,233
Progressive Corp. (The)	4,315	137,217
Travelers Cos., Inc. (The)	1,185	133,739
XL Group PLC	3,478	136,268
		936,379

Publishing–0.20%
News Corp.–Class A	7,576	101,216
News Corp.–Class B	2,143	29,916
		131,132

Railroads–0.77%
CSX Corp.	5,061	131,333
Kansas City Southern	1,743	130,150
Norfolk Southern Corp.	1,455	123,078
Union Pacific Corp.	1,684	131,689
		516,250

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	3,766	130,228

Regional Banks–1.99%
BB&T Corp.	3,537	133,734
Fifth Third Bancorp	6,599	132,640
Huntington Bancshares Inc.	12,068	133,472
KeyCorp	10,220	134,802
M&T Bank Corp.	1,077	130,511
People’s United Financial Inc.	8,142	131,493
PNC Financial Services Group, Inc. (The)	1,408	134,196
Regions Financial Corp.	13,896	133,402
SunTrust Banks, Inc.	3,115	133,447
Zions Bancorp.	4,758	129,893
		1,327,590

	Shares	Value
Research & Consulting Services–0.80%
Dun & Bradstreet Corp. (The)	1,262	$131,160
Equifax Inc.	1,207	134,423
Nielsen Holdings PLC	2,863	133,416
Verisk Analytics, Inc.(b)	1,734	133,310
		532,309

Residential REIT’s–0.82%
Apartment Investment & Management Co.–Class A	3,460	138,504
AvalonBay Communities, Inc.	744	136,992
Equity Residential	1,678	136,908
Essex Property Trust, Inc.	563	134,788
		547,192

Restaurants–0.98%
Chipotle Mexican Grill, Inc.(b)	230	110,366
Darden Restaurants, Inc.	2,253	143,381
McDonald’s Corp.	1,121	132,435
Starbucks Corp.	2,176	130,625
Yum! Brands, Inc.	1,826	133,389
		650,196

Retail REIT’s–1.03%
General Growth Properties, Inc.	5,020	136,594
Kimco Realty Corp.	5,180	137,063
Macerich Co. (The)	1,687	136,124
Realty Income Corp.	2,676	138,162
Simon Property Group, Inc.	704	136,886
		684,829

Security & Alarm Services–0.39%
ADT Corp. (The)(d)	3,950	130,271
Tyco International PLC	4,011	127,911
		258,182

Semiconductor Equipment–0.60%
Applied Materials, Inc.	7,107	132,688
KLA-Tencor Corp.	1,918	133,013
Lam Research Corp.	1,649	130,964
		396,665

Semiconductors–2.55%
Analog Devices, Inc.	2,286	126,462
Avago Technologies Ltd. (Singapore)	901	130,780
Broadcom Corp.–Class A	2,270	131,251
First Solar, Inc.(b)	2,356	155,472
Intel Corp.	3,799	130,876
Linear Technology Corp.	3,005	127,622
Microchip Technology Inc.	2,916	135,711
Micron Technology, Inc.(b)	9,274	131,320
NVIDIA Corp.	4,007	132,071
Qorvo, Inc.(b)	2,317	117,935
Skyworks Solutions, Inc.	1,598	122,774
Texas Instruments Inc.	2,316	126,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductors–(continued)
Xilinx, Inc.	2,749	$129,121
		1,698,335

Soft Drinks–0.99%
Coca-Cola Co. (The)	3,079	132,274
Coca-Cola Enterprises, Inc.	2,660	130,978
Dr Pepper Snapple Group, Inc.	1,438	134,022
Monster Beverage Corp.(b)	869	129,446
PepsiCo, Inc.	1,330	132,894
		659,614

Specialized Consumer Services–0.20%
H&R Block, Inc.	4,037	134,472

Specialized Finance–1.02%
CME Group Inc.–Class A	1,412	127,927
Intercontinental Exchange, Inc.	533	136,587
McGraw Hill Financial, Inc.	1,404	138,406
Moody’s Corp.	1,359	136,362
Nasdaq, Inc.	2,373	138,038
		677,320

Specialized REIT’s–1.39%
American Tower Corp.	1,389	134,663
Crown Castle International Corp.	1,534	132,614
Equinix, Inc.	450	136,080
Iron Mountain Inc.	4,867	131,458
Plum Creek Timber Co., Inc.	2,721	129,846
Public Storage	537	133,015
Weyerhaeuser Co.	4,271	128,045
		925,721

Specialty Chemicals–0.79%
Ecolab Inc.	1,157	132,338
International Flavors & Fragrances Inc.	1,116	133,518
PPG Industries, Inc.	1,318	130,245
Sherwin-Williams Co. (The)	496	128,761
		524,862

Specialty Stores–0.79%
Signet Jewelers Ltd.	1,108	137,049
Staples, Inc.	13,706	129,796
Tiffany & Co.	1,730	131,982
Tractor Supply Co.	1,483	126,796
		525,623

Steel–0.20%
Nucor Corp.	3,255	131,177

	Shares	Value
Systems Software–1.01%
CA, Inc.	4,807	$137,288
Microsoft Corp.	2,408	133,596
Oracle Corp.	3,498	127,782
Red Hat, Inc.(b)	1,656	137,133
Symantec Corp.	6,629	139,209
		675,008

Technology Hardware, Storage & Peripherals–1.54%
Apple Inc.	1,149	120,944
EMC Corp.	5,024	129,016
Hewlett Packard Enterprise Co.	9,182	139,566
HP Inc.	10,664	126,262
NetApp, Inc.	4,480	118,854
SanDisk Corp.	1,739	132,147
Seagate Technology PLC	3,619	132,673
Western Digital Corp.	2,097	125,925
		1,025,387

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)	4,048	132,248

Tobacco–0.60%
Altria Group, Inc.	2,306	134,232
Philip Morris International Inc.	1,507	132,481
Reynolds American Inc.	2,921	134,804
		401,517

Trading Companies & Distributors–0.62%
Fastenal Co.	3,298	134,624
United Rentals, Inc.(b)	1,927	139,785
W.W. Grainger, Inc.	681	137,964
		412,373

Trucking–0.39%
J.B. Hunt Transport Services, Inc.	1,779	130,507
Ryder System, Inc.	2,315	131,562
		262,069
Total Common Stocks & Other Equity Interests (Cost $31,623,492)		66,148,584

Money Market Funds–1.02%
Liquid Assets Portfolio–Institutional Class, 0.29%(e)	340,103	340,103
Premier Portfolio–Institutional Class, 0.24%(e)	340,104	340,104
Total Money Market Funds (Cost $680,207)		680,207
TOTAL INVESTMENTS–100.32% (Cost $32,303,699)		66,828,791
OTHER ASSETS LESS LIABILITIES–(0.32)%		(212,280)
NET ASSETS–100.00%		$66,616,511

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non–income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7–day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $31,547,932)	$66,009,876
Investments in affiliates, at value (Cost $755,767)	818,915
Total investments, at value (Cost $32,303,699)	66,828,791
Cash	134,636
Receivable for:
Dividends	94,175
Investment for trustee deferred compensation and retirement plans	27,031
Total assets	67,084,633

Liabilities:
Payable for:
Fund shares reacquired	342,477
Variation margin — futures contracts	7,680
Accrued fees to affiliates	60,442
Accrued trustees’ and officers’ fees and benefits	134
Accrued other operating expenses	28,570
Trustee deferred compensation and retirement plans	28,819
Total liabilities	468,122
Net assets applicable to shares outstanding	$66,616,511

Net assets consist of:
Shares of beneficial interest	$26,288,674
Undistributed net investment income	806,600
Undistributed net realized gain	4,996,739
Net unrealized appreciation	34,524,498
$66,616,511

Net Assets:
Series I	$27,973,835
Series II	$38,642,676

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	1,769,367
Series II	2,502,937
Series I:
Net asset value per share	$15.81
Series II:
Net asset value per share	$15.44

Investment income:
Dividends (net of foreign withholding taxes of $98)	$1,361,704
Dividends from affiliates	4,725
Total investment income	1,366,429

Expenses:
Advisory fees	84,802
Administrative services fees	191,164
Custodian fees	18,601
Distribution fees — Series II	98,592
Transfer agent fees	3,491
Trustees’ and officers’ fees and benefits	19,424
Professional services fees	37,424
Other	32,748
Total expenses	486,246
Less: Fees waived	(1,324)
Net expenses	484,922
Net investment income	881,507

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,018,044
Futures contracts	28,567
6,046,611
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,891,018)
Futures contracts	11,687
(8,879,331)
Net realized and unrealized gain (loss)	(2,832,720)
Net increase (decrease) in net assets resulting from operations	$(1,951,213)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$881,507	$885,227
Net realized gain	6,046,611	11,761,906
Change in net unrealized appreciation (depreciation)	(8,879,331)	(3,351,115)
Net increase (decrease) in net assets resulting from operations	(1,951,213)	9,296,018

Distributions to shareholders from net investment income:
Series I	(415,027)	(495,550)
Series ll	(486,441)	(445,613)
Total distributions from net investment income	(901,468)	(941,163)

Distributions to shareholders from net realized gains:
Series l	(4,799,257)	(5,378,347)
Series ll	(6,706,618)	(5,883,707)
Total distributions from net realized gains	(11,505,875)	(11,262,054)

Share transactions–net:
Series l	44,787	(2,983,654)
Series ll	9,847,549	(29,503)
Net increase (decrease) in net assets resulting from share transactions	9,892,336	(3,013,157)
Net increase (decrease) in net assets	(4,466,220)	(5,920,356)

Net assets:
Beginning of year	71,082,731	77,003,087
End of year (includes undistributed net investment income of $806,600 and $826,603, respectively)	$66,616,511	$71,082,731

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Equally-Weighted S&P 500 Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Equally-Weighted S&P 500 Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $1,324.

Invesco V.I. Equally-Weighted S&P 500 Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $141,164 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$66,828,791	$—	$—	$66,828,791
Futures Contracts*	(594)	—	—	(594)
Total Investments	$66,828,197	$—	$—	$66,828,197

*	Unrealized appreciation (depreciation).

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2015.

	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 12/31/15	Dividend Income
Invesco Ltd.	$138,004	$29,334	$(7,698)	$(19,794)	$(1,138)	$138,708	$3,901

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$—	$(594)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$28,567
Change in Net Unrealized Appreciation:
Equity risk	11,687
Total	$40,254

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$848,868

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	8	March–2016	$814,160	$(594)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$1,474,899	$1,974,729
Long-term capital gain	10,932,444	10,228,488
Total distributions	$12,407,343	$12,203,217

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$981,434
Undistributed long-term gain	6,028,062
Net unrealized appreciation — investments	33,347,537
Temporary book/tax differences	(29,196)
Shares of beneficial interest	26,288,674
Total net assets	$66,616,511

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $17,430,520 and $18,102,626, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,103,115
Aggregate unrealized (depreciation) of investment securities	(1,755,578)
Net unrealized appreciation of investment securities	$33,347,537

Cost of investments for tax purposes is $33,481,254.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions, on December 31, 2015, undistributed net investment income was decreased by $41 and undistributed net realized gain was increased by $41. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	22,265	$427,843	34,739	$771,203
Series II	555,119	10,442,759	94,541	1,914,075

Issued as reinvestment of dividends:
Series I	343,497	5,214,284	311,944	5,873,897
Series II	485,034	7,193,059	342,496	6,329,320

Reacquired:
Series I	(291,860)	(5,597,340)	(452,140)	(9,628,754)
Series II	(435,493)	(7,788,269)	(403,403)	(8,272,898)
Net increase (decrease) in share activity	678,562	$9,892,336	(71,823)	$(3,013,157)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 97% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$19.98	$0.26	$(0.94)	$(0.68)	$(0.28)	$(3.21)	$(3.49)	$15.81	(2.68)%	$27,974	0.55	%(d)	0.55	%(d)	1.38	%(d)	25%
Year ended 12/31/14	21.18	0.29	2.41	2.70	(0.33)	(3.57)	(3.90)	19.98	13.88	33,878	0.59		0.59		1.34		18
Year ended 12/31/13	18.23	0.24	5.94	6.18	(0.38)	(2.85)	(3.23)	21.18	35.42	38,144	0.59		0.59		1.16		18
Year ended 12/31/12	18.33	0.33	2.73	3.06	(0.37)	(2.79)	(3.16)	18.23	17.09	34,914	0.46		0.59		1.69		23
Year ended 12/31/11	18.78	0.29	(0.40)	(0.11)	(0.34)	—	(0.34)	18.33	(0.36)	35,998	0.37		0.51		1.50		21
Series II
Year ended 12/31/15	19.60	0.21	(0.92)	(0.71)	(0.24)	(3.21)	(3.45)	15.44	(2.92)	38,643	0.80	(d)	0.80	(d)	1.13	(d)	25
Year ended 12/31/14	20.84	0.23	2.37	2.60	(0.27)	(3.57)	(3.84)	19.60	13.61	37,205	0.84		0.84		1.09		18
Year ended 12/31/13	17.98	0.19	5.84	6.03	(0.32)	(2.85)	(3.17)	20.84	35.04	38,860	0.84		0.84		0.91		18
Year ended 12/31/12	18.09	0.27	2.71	2.98	(0.30)	(2.79)	(3.09)	17.98	16.88	36,362	0.71		0.84		1.44		23
Year ended 12/31/11	18.53	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	18.09	(0.66)	41,523	0.62		0.76		1.25		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $31,231 and $39,437 for Series I and Series II shares, respectively.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$968.90	$2.63	$1,022.53	$2.70	0.53%
Series II	1,000.00	967.80	3.87	1,021.27	3.97	0.78

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,932,444
Corporate Dividends Received Deduction*	82.81%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIEQI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Equity and Income Fund (the Fund) outperformed the Russell 1000 Value Index but underperformed the Barclays U.S. Government/Credit Index – the Fund’s two style-specific benchmarks.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.29%
Series II Shares	-2.58
Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	0.15
Russell 1000 Value Index▼ (Style-Specific Index)	-3.83
Lipper VUF Mixed-Asset Target Allocation Growth Index■ (Peer Group Index)*	-0.82

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*During the reporting period, the Lipper VUF Mixed-Asset Target Allocation Growth Index became   the Fund’s peer group index.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    For the reporting period, value stocks, as a group, underperformed growth stocks by a large margin, regardless of market capitalization. Sector performance within the Russell 1000 Value Index was mainly negative, with health care, telecommunication services and industrials being the only sectors with positive performance.

    Strong stock selection in the information technology sector was a large contributor to the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. Notably, Amdocs, in the software and services industry, was a large driver of Fund performance, posting a double-digit return for the year. Amdocs’ stock price rallied when the company reported record revenues in July 2015, after expanding its product suite and renewing major service contracts. Also, not owning HP, a component of the style-specific index, helped relative Fund performance, as the stock struggled during the reporting period.

    The Fund’s underweight exposure to the energy sector was another positive contributor to Fund performance relative to the Russell 1000 Value Index. The sector was the worst-performing sector during the reporting period, as continued weakness in oil prices drove down stock prices.

    Stock selection in the consumer discretionary sector also added to relative Fund returns. Within the sector, Carnival was a notable contributor to Fund performance. The stock rose more than 20% for the reporting period. The cruise line operator reported higher-than-expected earnings and raised its outlook for 2016.

    Stock selection in and an underweight allocation to health care stocks detracted from Fund performance relative to the Russell 1000 Value Index. Specifically, underweight exposure to the health care services industry and not owning names like Cigna detracted significantly from the Fund’s relative performance, as those

Portfolio Composition
By security type	% of total net assets

Common Stocks & Other Equity Interests	63.3%
Bonds & Notes	22.2
U.S. Treasury Securities	8.0
Security Types Each Less than 1% of Portfolio	1.2
Money Market Funds Plus Other Assets Less Liabilities	5.3

Top 10 Equity Holdings*
% of total net assets

1. JPMorgan Chase & Co.	3.1%
2. Citigroup Inc.	3.1
3. General Electric Co.	2.4
4. Bank of America Corp.	1.9
5. Morgan Stanley	1.5
6. Carnival Corp.	1.3
7. PNC Financial Services Group, Inc. (The)	1.2
8. Citizens Financial Group Inc.	1.2
9. Merck & Co., Inc.	1.2
10. Target Corp.	1.2

Total Net Assets	$1.2 billion

Total Number of Holdings*	424

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Equity and Income Fund

stocks performed well for the reporting period.

    Stock selection in and underweight exposure to the industrials sector also detracted from the Fund’s performance relative to the Russell 1000 Value Index. In the commercial and professional services industry, Tyco International performed poorly for the reporting period, falling by double digits. In the fourth quarter, Tyco met analysts’ earnings expectations; however, revenue fell short due to the foreign exchange impact of the strong US dollar.

    Stock selection in the consumer staples sector was a large detractor from the Fund’s performance, relative to the Russell 1000 Value Index, for the year. The stock of Archer-Daniels-Midland sold off during the fourth quarter after the company’s third-quarter profits missed analysts’ expectations. Also, the company admitted that it may continue to be challenged by the strong US dollar and depressed ethanol margins.

    The Fund’s allocation to high grade bonds and convertible bonds contributed to relative Fund performance versus the Russell 1000 Value Index, as high grade bonds and convertible bonds outperformed large-cap value equities, which posted negative returns for the year.

    During the reporting period, cash was utilized for investment opportunities, and we held fixed income securities because we believe they can potentially provide income and capital appreciation during equity market downturns. Cash contributed to Fund performance relative to the Russell 1000 Value Index; this is to be expected when a style-specific index posts a negative return.

    We used currency forward contracts during the reporting period, and they had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated. We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage.

    Equity markets experienced continued volatility during the reporting period based on political unrest in Eastern Europe, a sluggish Chinese economy and the effects on the global economy of falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge

Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Brian Jurkash

Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli

Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Matthew Titus

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Equity and Income Fund. He joined the management team effective January 25, 2016, after the close of the reporting period. Mr. Titus joined Invesco in 2016. He earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

During the reporting period, the the Lipper VUF Mixed-Asset Target Allocation

Growth Index became the Fund’s peer group index.

Average Annual Total Returns
As of 12/31/15

Series I Shares
10 Years	6.24%
5 Years	8.19
1 Year	-2.29

Series II Shares
Inception (4/30/03)	7.65%
10 Years	6.13
5 Years	7.98
1 Year	-2.58

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.68% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success,

Invesco V.I. Equity and Income Fund

and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The Barclays U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mixed-Asset Target Allocation Growth Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–63.26%
Aerospace & Defense–0.82%
General Dynamics Corp.	73,358	$10,076,455

Agricultural Products–0.68%
Archer-Daniels-Midland Co.	226,532	8,309,194

Application Software–0.61%
Citrix Systems, Inc.(b)	98,290	7,435,638

Asset Management & Custody Banks–1.64%
Northern Trust Corp.	120,524	8,688,575
State Street Corp.	171,440	11,376,758
		20,065,333

Automobile Manufacturers–0.58%
General Motors Co.	208,955	7,106,559

Biotechnology–0.78%
Amgen Inc.	47,420	7,697,689
Baxalta Inc.	47,778	1,864,775
		9,562,464

Broadcasting–0.18%
CBS Corp.–Class B	45,660	2,151,956

Cable & Satellite–1.56%
Comcast Corp.–Class A	197,231	11,129,745
Time Warner Cable Inc.	43,062	7,991,877
		19,121,622

Communications Equipment–2.66%
Cisco Systems, Inc.	469,720	12,755,247
Juniper Networks, Inc.	357,487	9,866,641
QUALCOMM, Inc.	199,595	9,976,756
		32,598,644

Construction Machinery & Heavy Trucks–0.46%
Caterpillar Inc.	82,474	5,604,933

Data Processing & Outsourced Services–0.70%
PayPal Holdings, Inc.(b)	237,678	8,603,944

Diversified Banks–8.65%
Bank of America Corp.	1,385,286	23,314,363
Citigroup Inc.	724,801	37,508,452
Comerica Inc.	174,529	7,300,548
JPMorgan Chase & Co.	574,457	37,931,396
		106,054,759

Electric Utilities–0.49%
FirstEnergy Corp.	190,008	6,028,954

Fertilizers & Agricultural Chemicals–0.41%
Mosaic Co. (The)	183,082	5,051,232

	Shares	Value
Food Distributors–0.53%
Sysco Corp.	157,294	$6,449,054

General Merchandise Stores–1.15%
Target Corp.	194,683	14,135,933

Health Care Equipment–1.52%
Baxter International Inc.	204,694	7,809,076
Medtronic PLC	139,982	10,767,415
		18,576,491

Health Care Services–0.55%
Express Scripts Holding Co.(b)	76,595	6,695,169

Hotels, Resorts & Cruise Lines–1.28%
Carnival Corp.	287,547	15,665,561

Household Products–0.88%
Procter & Gamble Co. (The)	135,594	10,767,519

Hypermarkets & Super Centers–0.99%
Wal-Mart Stores, Inc.	197,617	12,113,922

Industrial Conglomerates–2.38%
General Electric Co.	938,051	29,220,289

Industrial Machinery–0.53%
Ingersoll-Rand PLC	117,609	6,502,602

Insurance Brokers–2.01%
Aon PLC	89,341	8,238,133
Marsh & McLennan Cos., Inc.	158,077	8,765,370
Willis Group Holdings PLC	157,458	7,647,735
		24,651,238

Integrated Oil & Gas–3.00%
Exxon Mobil Corp.	87,386	6,811,738
Occidental Petroleum Corp.	113,002	7,640,065
Royal Dutch Shell PLC–Class A (United Kingdom)	609,666	13,696,601
TOTAL S.A. (France)	193,505	8,617,910
		36,766,314

Integrated Telecommunication Services–1.09%
Koninklijke KPN N.V. (Netherlands)	584,219	2,206,030
Orange S.A. (France)	130,599	2,190,973
Telecom Italia S.p.A. (Italy)(b)	1,220,070	1,537,798
Telefónica, S.A. (Spain)	95,993	1,059,537
Verizon Communications Inc.	138,536	6,403,134
		13,397,472

Internet Software & Services–0.70%
eBay Inc.(b)	312,667	8,592,089

Investment Banking & Brokerage–2.96%
Charles Schwab Corp. (The)	274,871	9,051,502
Goldman Sachs Group, Inc. (The)	46,532	8,386,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Morgan Stanley	594,077	$18,897,590
		36,335,554

IT Consulting & Other Services–0.37%
Amdocs Ltd.	82,989	4,528,710

Managed Health Care–0.95%
Anthem, Inc.	43,700	6,093,528
UnitedHealth Group Inc.	47,603	5,600,017
		11,693,545

Movies & Entertainment–0.47%
Time Warner Inc.	89,689	5,800,188

Multi-Utilities–0.50%
PG&E Corp.	115,679	6,152,966

Oil & Gas Equipment & Services–1.20%
Baker Hughes Inc.	157,487	7,268,025
Weatherford International PLC(b)	881,951	7,399,569
		14,667,594

Oil & Gas Exploration & Production–2.43%
Anadarko Petroleum Corp.	69,939	3,397,636
Apache Corp.	276,270	12,285,727
Canadian Natural Resources Ltd. (Canada)	340,599	7,436,262
Devon Energy Corp.	207,920	6,653,440
		29,773,065

Other Diversified Financial Services–0.82%
Voya Financial, Inc.	272,268	10,049,412

Packaged Foods & Meats–0.89%
Mondelez International, Inc.–Class A	243,999	10,940,915

Pharmaceuticals–4.90%
Eli Lilly and Co.	111,412	9,387,575
Merck & Co., Inc.	270,838	14,305,663
Novartis AG (Switzerland)	116,646	9,970,005
Pfizer Inc.	245,974	7,940,041
Sanofi (France)	87,305	7,457,467
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	167,574	10,999,557
		60,060,308

Publishing–0.46%
Thomson Reuters Corp.	148,004	5,604,082

Railroads–0.59%
CSX Corp.	277,380	7,198,011

Regional Banks–4.17%
BB&T Corp.	178,654	6,754,908
Citizens Financial Group Inc.	567,806	14,870,839
Fifth Third Bancorp	438,302	8,809,870
First Horizon National Corp.	383,886	5,574,025

	Shares	Value
Regional Banks–(continued)
PNC Financial Services Group, Inc. (The)	158,222	$15,080,139
		51,089,781

Security & Alarm Services–0.61%
Tyco International PLC	234,685	7,484,105

Semiconductor Equipment–0.71%
Applied Materials, Inc.	463,411	8,651,883

Semiconductors–0.87%
Intel Corp.	308,030	10,611,633

Specialized Finance–0.45%
CME Group Inc.–Class A	60,647	5,494,618

Systems Software–0.92%
Microsoft Corp.	204,435	11,342,054

Technology Hardware, Storage & Peripherals–0.60%
NetApp, Inc.	279,352	7,411,209

Tobacco–0.95%
Philip Morris International Inc.	132,692	11,664,954

Wireless Telecommunication Services–0.61%
Vodafone Group PLC–ADR (United Kingdom)	232,193	7,490,546
Total Common Stocks & Other Equity Interests (Cost $638,976,935)		775,350,473

	Principal Amount
Bonds & Notes–22.23%
Advertising–0.03%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$370,000	369,597

Aerospace & Defense–0.22%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	288,000	287,231
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/2016	670,000	674,804
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	149,000	141,763
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	1,005,000	1,011,172
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	190,000	169,278
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	365,000	352,726
		2,636,974

Agricultural & Farm Machinery–0.10%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	1,275,000	1,257,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Agricultural Products–0.02%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	$255,000	$303,041

Air Freight & Logistics–0.11%
FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	440,000	454,646
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	910,000	946,698
		1,401,344

Airlines–0.21%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 10/01/2026	423,821	425,675
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	242,408	250,559
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	241,942	253,963
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	447,246	461,223
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 07/02/2018	143,285	153,226
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	545,000	551,472
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/2023(c)	510,689	524,569
		2,620,687

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	358,000	353,204

Apparel, Accessories & Luxury Goods–0.14%
Iconix Brand Group Inc., Sr. Unsec. Sub. Conv. Bonds, 1.50%, 03/15/2018	1,448,000	716,760
Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/2016	1,086,000	977,400
		1,694,160

Application Software–0.50%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	4,600,000	5,025,500
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(c)(d)	1,090,000	1,053,894
		6,079,394

	Principal Amount	Value
Asset Management & Custody Banks–0.06%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	$425,000	$420,258
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	315,000	309,861
		730,119

Auto Parts & Equipment–0.15%
Johnson Controls, Inc., Sr. Unsec. Notes, 5.50%, 01/15/2016	1,885,000	1,887,259

Automobile Manufacturers–0.27%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	555,000	553,250
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.50%, 01/15/2016	2,030,000	2,030,789
4.13%, 08/04/2025	687,000	686,121
		3,270,160

Automotive Retail–0.09%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	660,000	675,179
5.75%, 05/01/2020	399,000	435,457
		1,110,636

Biotechnology–0.59%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	720,000	707,571
Amgen Inc., Sr. Unsec. Notes, 2.30%, 06/15/2016	735,000	739,363
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	2,182,000	2,926,608
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	485,000	499,261
4.63%, 05/15/2044	1,390,000	1,320,322
5.00%, 08/15/2045	169,000	170,411
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.05%, 12/01/2016	350,000	356,018
4.40%, 12/01/2021	492,000	530,837
		7,250,391

Brewers–0.07%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/2016	870,000	871,976

Broadcasting–0.49%
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/2023	6,063,000	5,968,266

Cable & Satellite–0.30%
CCO Safari II, LLC, Sr. Sec. Gtd. First Lien Notes, 4.46%, 07/23/2022(c)	1,065,000	1,064,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/2033	$115,000	$114,921
5.70%, 05/15/2018	445,000	486,991
Sr. Unsec. Gtd. Notes, 4.40%, 08/15/2035	720,000	729,861
6.45%, 03/15/2037	305,000	379,147
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/2042(c)	440,000	337,798
8.38%, 03/01/2039(c)	80,000	88,135
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	175,000	195,658
5.95%, 04/01/2041	215,000	258,213
		3,655,629

Catalog Retail–0.25%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/2023(d)	1,526,000	2,302,352
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	880,000	763,443
		3,065,795

Commodity Chemicals–0.08%
Montell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	745,000	930,926

Communications Equipment–0.41%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(c)	1,610,000	2,099,037
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	3,098,000	2,917,929
		5,016,966

Consumer Finance–0.03%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	336,000	333,338

Data Processing & Outsourced Services–0.21%
Visa Inc., Sr. Unsec. Global Notes, 3.15%, 12/14/2025	825,000	828,140
4.15%, 12/14/2035	670,000	678,573
4.30%, 12/14/2045	385,000	391,805
Xerox Corp., Sr. Unsec. Global Notes, 4.80%, 03/01/2035	714,000	662,756
		2,561,274

Diversified Banks–1.89%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/27/2016	2,180,000	2,199,781
ABN AMRO Bank N.V. (Netherlands), Sr. Unsec. Notes, 1.38%, 01/22/2016(c)	1,955,000	1,955,688

	Principal Amount	Value
Diversified Banks–(continued)
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Global Notes, 0.90%, 02/12/2016	$955,000	$954,898
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/2017	975,000	1,044,056
Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/2018	350,000	376,565
Sr. Unsec. Medium-Term Notes, 1.25%, 01/11/2016	600,000	600,049
Barclays Bank PLC (United Kingdom), Series BKNT, Sr. Unsec. Global Notes, 6.75%, 05/22/2019	510,000	582,831
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	700,000	695,165
BNP Paribas S.A. (France), Unsec. Sub. Gtd. Medium-Term Notes, 4.25%, 10/15/2024	530,000	525,945
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/2044	250,000	260,673
6.68%, 09/13/2043	815,000	1,006,942
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/2016(c)	565,000	568,188
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	325,000	354,399
HSBC Finance Corp., Sr. Unsec. Global Notes, 5.50%, 01/19/2016	1,655,000	1,657,750
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.50%, 01/24/2022	80,000	86,248
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	345,000	343,557
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	640,000	611,200
Series X, Jr. Unsec. Sub. Global Notes, 6.10%(e)	1,080,000	1,093,500
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(e)	695,000	695,869
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/2018	550,000	552,365
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	200,000	205,854
Societe Generale S.A. (France), Sr. Unsec. Bonds, 2.63%, 09/16/2020(c)	890,000	890,642
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	735,000	742,977
5.63%, 11/24/2045(c)	680,000	652,179
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	715,000	716,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Wells Fargo & Co., Sr. Unsec. Global Notes, 1.50%, 01/16/2018	$180,000	$179,443
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	655,000	661,158
Sr. Unsec. Notes, 3.90%, 05/01/2045	1,415,000	1,297,791
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	450,000	456,088
4.65%, 11/04/2044	1,200,000	1,172,780
		23,141,463

Diversified Capital Markets–0.06%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	686,000	736,624

Diversified Chemicals–0.10%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	795,000	787,404
Solvay Finance America LLC (Belgium), Sr. Unsec. Gtd. Notes, 4.45%, 12/03/2025(c)	477,000	471,898
		1,259,302

Diversified Metals & Mining–0.05%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	200,000	240,345
9.00%, 05/01/2019	295,000	345,451
		585,796

Diversified Real Estate Activities–0.04%
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	460,000	450,266

Diversified Support Services–0.03%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/2016	380,000	381,530

Drug Retail–0.19%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	375,000	371,397
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	903,087	996,265
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	602,000	590,528
4.50%, 11/18/2034	444,000	406,614
		2,364,804

Electric Utilities–0.26%
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (c)(e)	965,000	917,908
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	150,000	161,854
4.88%, 01/22/2044(c)	930,000	903,267

	Principal Amount	Value
Electric Utilities–(continued)
Georgia Power Co., Sr. Unsec. Notes, 3.00%, 04/15/2016	$875,000	$879,836
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	200,000	222,916
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	50,000	63,708
		3,149,489

Environmental & Facilities Services–0.04%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	469,000	440,249

Fertilizers & Agricultural Chemicals–0.02%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	305,000	304,707

Food Retail–0.09%
Kraft Heinz Co. (The), Sr. Unsec. Gtd. Notes, 1.60%, 06/30/2017(c)	1,080,000	1,077,332

General Merchandise Stores–0.21%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	365,000	348,854
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/2022	760,000	772,420
Sr. Unsec. Notes, 5.88%, 07/15/2016	1,440,000	1,477,670
		2,598,944

Gold–0.01%
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2022	129,000	115,200

Health Care Distributors–0.24%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	1,095,000	1,092,994
Sr. Unsec. Notes, 3.25%, 03/01/2016	1,820,000	1,826,558
		2,919,552

Health Care Equipment–0.74%
Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/2044	750,000	760,299
Sr. Unsec. Global Notes, 1.75%, 11/08/2016	345,000	346,896
3.88%, 05/15/2024	685,000	697,227
Sr. Unsec. Notes, 2.68%, 12/15/2019	314,000	316,126
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	731,000	739,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Health Care Equipment–(continued)
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	$1,076,000	$1,089,114
4.00%, 04/01/2043	525,000	490,595
4.38%, 03/15/2035	382,000	386,915
4.63%, 03/15/2044	525,000	538,310
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/2017	1,104,000	1,511,790
Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 02/15/2020(c)	2,063,000	2,144,231
		9,021,058

Health Care Facilities–0.49%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	2,241,000	2,239,599
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(d)	3,465,000	3,750,863
		5,990,462

Health Care REIT’s–0.12%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	505,000	491,269
4.20%, 03/01/2024	480,000	478,500
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	215,000	237,580
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/2022	200,000	206,607
		1,413,956

Health Care Services–0.25%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	575,000	571,347
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/2016	1,590,000	1,600,842
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	602,000	592,351
4.70%, 02/01/2045	264,000	242,258
		3,006,798

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,050,000	831,882

Hotels, Resorts & Cruise Lines–0.03%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/2017	335,000	337,231

Housewares & Specialties–0.10%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	1,160,000	1,185,254

	Principal Amount	Value
Hypermarkets & Super Centers–0.04%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 3.30%, 04/22/2024	$360,000	$371,880
6.50%, 08/15/2037	50,000	64,537
		436,417

Industrial Machinery–0.17%
Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	690,000	719,969
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/2044	250,000	217,291
5.25%, 10/01/2054	1,321,000	1,129,729
		2,066,989

Insurance Brokers–0.03%
Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/2023	410,000	426,066

Integrated Oil & Gas–0.30%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.24%, 05/10/2019	552,000	547,127
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	1,428,000	1,416,697
1.72%, 06/24/2018	520,000	517,474
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	300,000	278,208
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	570,000	551,021
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	334,000	317,202
		3,627,729

Integrated Telecommunication Services–0.52%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	520,000	506,358
3.40%, 05/15/2025	289,000	278,300
4.50%, 05/15/2035	463,000	431,445
5.35%, 09/01/2040	101,000	100,232
6.15%, 09/15/2034	140,000	149,417
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/2017	550,000	547,492
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 03/15/2022	330,000	333,894
5.15%, 03/15/2042	90,000	84,162
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	360,000	436,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	$325,000	$304,557
4.52%, 09/15/2048	1,988,000	1,786,921
5.01%, 08/21/2054	694,000	638,336
5.15%, 09/15/2023	450,000	494,412
6.40%, 02/15/2038	300,000	342,415
		6,434,896

Investment Banking & Brokerage–1.51%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	400,000	443,089
Unsec. Sub. Notes, 4.25%, 10/21/2025	552,000	549,127
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/2017(c)(f)	3,328,000	4,751,519
1.00%, 09/28/2020(c)(g)	6,230,000	7,054,104
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	3,060,000	3,056,175
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	1,142,000	1,055,556
Morgan Stanley, Sr. Unsec. Global Notes, 6.38%, 07/24/2042	705,000	879,837
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	680,000	702,077
		18,491,484

IT Consulting & Other Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	490,000	503,821

Life & Health Insurance–0.08%
MetLife, Inc., Sr. Unsec. Global Notes, 4.60%, 05/13/2046	470,000	475,714
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	410,000	430,597
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	110,000	135,549
		1,041,860

Life Sciences Tools & Services–0.06%
Thermo Fisher Scientific Inc., Sr. Unsec. Global Notes, 2.25%, 08/15/2016	710,000	714,029

Managed Health Care–0.05%
Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/2020	605,000	637,479

Movies & Entertainment–0.12%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	1,130,000	1,154,719

	Principal Amount	Value
Movies & Entertainment–(continued)
Viacom Inc., Sr. Unsec. Global Deb., 4.85%, 12/15/2034	$347,000	$284,286
		1,439,005

Multi-Line Insurance–0.26%
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	385,000	382,435
4.38%, 01/15/2055	720,000	623,267
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	325,000	362,725
Sr. Unsec. Notes, 7.35%, 11/15/2019	25,000	28,910
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(c)	930,000	908,391
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	910,000	914,554
		3,220,282

Multi-Utilities–0.03%
Enable Midstream Partners, LP, Sr. Unsec. Gtd. Global Notes, 2.40%, 05/15/2019	440,000	396,255
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/2019	15,000	16,336
		412,591

Office REIT’s–0.05%
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	605,000	606,818

Office Services & Supplies–0.04%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	500,000	492,600

Oil & Gas Drilling–0.05%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/2017	150,000	142,252
Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.40%, 12/01/2042	222,000	133,269
5.85%, 01/15/2044	467,000	282,168
		557,689

Oil & Gas Equipment & Services–0.07%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(d)	1,126,000	893,059

Oil & Gas Exploration & Production–0.53%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/2019	1,902,000	1,085,329
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	859,000	835,420
4.15%, 11/15/2034	921,000	802,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	$430,000	$396,404
3.25%, 05/15/2022	167,000	141,859
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	830,000	656,691
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	555,000	350,170
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/2017	3,053,000	2,270,669
		6,538,576

Oil & Gas Storage & Transportation–0.61%
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	357,000	260,275
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	25,000	23,827
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	155,000	162,935
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	370,000	354,831
3.20%, 02/01/2016	2,150,000	2,150,730
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	245,000	269,738
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	422,000	332,331
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	355,000	303,427
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2038	120,000	120,267
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	536,000	413,381
Sr. Unsec. Notes, 2.95%, 06/15/2016	1,065,000	1,069,750
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	645,000	481,439
5.50%, 02/15/2020	535,000	555,377
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	185,000	203,694
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	600,000	477,767
Williams Partners L.P., Sr. Unsec. Global Notes, 5.10%, 09/15/2045	67,000	44,228
5.40%, 03/04/2044	447,000	300,400
		7,524,397

Other Diversified Financial Services–0.13%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	624,000	614,155
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	935,000	921,215
		1,535,370

	Principal Amount	Value
Packaged Foods & Meats–0.37%
ConAgra Foods, Inc., Sr. Unsec. Global Notes, 1.30%, 01/25/2016	$600,000	$600,088
General Mills Inc., Sr. Unsec. Global Notes, 0.88%, 01/29/2016	905,000	904,921
2.20%, 10/21/2019	850,000	853,275
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/2024(c)	765,000	743,956
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	64,000	64,564
Mondelez International, Inc., Sr. Unsec. Global Notes, 4.13%, 02/09/2016	1,200,000	1,203,295
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	214,000	218,985
		4,589,084

Paper Packaging–0.10%
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	1,139,000	1,192,833

Paper Products–0.02%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	245,000	257,056

Personal Products–0.10%
Unilever Capital Corp. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.75%, 02/10/2016	1,280,000	1,282,693

Pharmaceuticals–1.09%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/2017	909,000	909,191
4.85%, 06/15/2044	950,000	943,018
Allergan, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 04/01/2016	905,000	914,967
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	590,000	596,053
GlaxoSmithKline Capital Inc. (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 5.65%, 05/15/2018	75,000	81,781
6.38%, 05/15/2038	70,000	89,475
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	1,455,000	1,529,569
Merck & Co., Inc., Sr. Unsec. Global Notes, 0.70%, 05/18/2016	1,930,000	1,930,249
Merck Sharp & Dohme Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 06/30/2019	280,000	308,939
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/2018	405,000	399,415
Sanofi (France), Sr. Unsec. Global Notes, 2.63%, 03/29/2016	2,830,000	2,841,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Zoetis Inc., Sr. Unsec. Global Notes, 1.15%, 02/01/2016	$2,545,000	$2,544,874
4.70%, 02/01/2043	365,000	321,062
		13,410,483

Property & Casualty Insurance–0.27%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	730,000	686,963
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	385,000	388,961
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	855,000	1,086,919
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	665,000	701,406
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	420,000	445,839
		3,310,088

Railroads–0.33%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	1,990,000	2,106,735
Canadian National Railway Co. (Canada), Sr. Unsec. Notes, 5.80%, 06/01/2016	400,000	408,055
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	380,000	420,123
Union Pacific Corp., Sr. Unsec. Global Notes, 3.65%, 02/15/2024	101,000	105,626
Sr. Unsec. Notes, 4.15%, 01/15/2045	440,000	435,187
4.85%, 06/15/2044	570,000	619,609
		4,095,335

Regional Banks–0.61%
BB&T Corp., Series A, Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/2016	815,000	817,168
Fifth Third Bancorp, Sr. Unsec. Notes, 3.63%, 01/25/2016	2,730,000	2,734,308
PNC Bank, N.A., Series BKNT, Sr. Unsec. Notes, 1.30%, 10/03/2016	1,610,000	1,612,787
SunTrust Banks, Inc., Sr. Unsec. Notes, 3.60%, 04/15/2016	2,310,000	2,322,430
		7,486,693

Reinsurance–0.07%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	780,000	824,802

Renewable Electricity–0.05%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	581,000	552,907

	Principal Amount	Value
Research & Consulting Services–0.04%
Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	$505,000	$483,325

Semiconductor Equipment–0.40%
Lam Research Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/2025	600,000	569,285
Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	3,026,000	4,347,984
		4,917,269

Semiconductors–1.26%
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2025(c)	1,803,000	1,800,746
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	3,601,000	3,011,336
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018	4,339,000	7,248,842
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.00%, 12/01/2020(c)	3,620,000	3,389,225
		15,450,149

Soft Drinks–0.54%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	1,735,000	1,745,991
Dr Pepper Snapple Group, Inc., Sr. Unsec. Gtd. Global Notes, 2.90%, 01/15/2016	1,585,000	1,585,836
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/2024	659,000	689,088
Sr. Unsec. Notes, 2.50%, 05/10/2016	2,525,000	2,540,952
		6,561,867

Specialized Finance–0.38%
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	865,000	857,475
4.25%, 09/15/2024	430,000	423,281
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	745,000	738,569
4.88%, 10/01/2025(c)	735,000	734,363
Intercontinental Exchange, Inc., Sr. Unsec. Gtd. Global Notes, 3.75%, 12/01/2025	675,000	677,471
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	935,000	995,450
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/2022	195,000	197,113
		4,623,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Specialty Stores–0.06%
GNC Holdings, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 08/15/2020(c)	$839,000	$675,919

Steel–0.04%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.85%, 06/01/2019	446,000	424,258
Sr. Unsec. Global Notes, 6.13%, 06/01/2018	15,000	13,706
7.75%, 03/01/2041	115,000	79,494
		517,458

Systems Software–0.41%
FireEye, Inc., Series A, Sr. Unsec. Conv. Notes, 1.00%, 06/01/2020(c)(d)	1,085,000	928,353
Series B, Sr. Unsec. Conv. Notes, 1.63%, 06/01/2022(c)(d)	1,085,000	875,460
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	403,000	372,404
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	2,326,000	2,302,740
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/2034	600,000	596,160
		5,075,117

Technology Hardware, Storage & Peripherals–0.62%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	716,000	698,143
Hewlett Packard Enterprise Co., Sr. Unsec. Gtd. Notes, 2.85%, 10/05/2018(c)	1,385,000	1,385,134
6.20%, 10/15/2035(c)	695,000	671,456
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/2020	3,936,000	4,093,440
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	325,000	272,187
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/2034(c)	702,000	501,930
		7,622,290

Thrifts & Mortgage Finance–0.88%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	710,000	990,450
5.00%, 05/01/2017	6,201,000	6,410,284
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/2019	412,000	532,767
3.00%, 11/15/2017	2,275,000	2,859,391
		10,792,892

	Principal Amount	Value
Tobacco–0.24%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	$214,000	$214,339
Sr. Unsec. Global Notes, 2.50%, 05/16/2016	1,065,000	1,071,513
3.60%, 11/15/2023	405,000	422,320
4.88%, 11/15/2043	1,210,000	1,280,460
		2,988,632

Trucking–0.05%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/2016(c)	670,000	671,451

Wireless Telecommunication Services–0.22%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	600,000	538,379
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/2016	255,000	256,671
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	538,000	575,692
6.11%, 01/15/2020(c)	770,000	839,538
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	585,000	548,511
		2,758,791
Total Bonds & Notes (Cost $269,167,697)		272,422,549

U.S. Treasury Securities–8.02%
U.S. Treasury Bills–0.01%(h)
0.24%, 05/26/2016(i)	10,000	9,984
0.29%, 05/26/2016(i)	135,000	134,791
		144,775

U.S. Treasury Notes–7.43%
2.25%, 03/31/2016	2,000,000	2,009,087
0.75%, 06/30/2017	9,000,000	8,972,537
0.88%, 11/30/2017	19,563,000	19,509,816
0.75%, 02/28/2018	6,200,000	6,148,178
1.25%, 12/15/2018	23,475,000	23,429,849
1.25%, 01/31/2019	8,000,000	7,975,899
3.63%, 08/15/2019	1,525,000	1,637,439
3.38%, 11/15/2019	300,000	320,387
3.63%, 02/15/2020	46,000	49,627
2.63%, 11/15/2020	600,000	623,509
1.63%, 11/30/2020	3,539,200	3,519,152
2.00%, 11/30/2022	1,063,000	1,057,024
2.25%, 11/15/2025	15,874,500	15,835,817
		91,088,321

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
U.S. Treasury Bonds–0.58%
4.50%, 08/15/2039	$40,000	$51,129
4.38%, 05/15/2040	80,000	100,558
2.88%, 08/15/2045	7,099,200	6,885,698
		7,037,385
Total U.S. Treasury Securities (Cost $98,209,614)		98,270,481

	Shares
Preferred Stocks–0.88%
Asset Management & Custody Banks–0.21%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	43,000	2,424,125
State Street Corp., Series D, 5.90% Pfd.	5,468	151,354
		2,575,479

Diversified Banks–0.03%
Wells Fargo & Co., 5.85% Pfd.	12,000	313,440

Oil & Gas Storage & Transportation–0.31%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	95,499	3,867,710

Regional Banks–0.33%
KeyCorp, Series A, $7.75 Conv. Pfd.	30,290	4,016,454
Total Preferred Stocks (Cost $8,871,203)		10,773,083

	Principal Amount
U.S. Government Sponsored Agency Securities–0.32%
Federal Home Loan Mortgage Corp. (FHLMC)–0.32%
Unsec. Global Notes, 5.00%, 04/18/2017	$1,500,000	1,577,356
5.50%, 08/23/2017	140,000	150,046
4.88%, 06/13/2018	1,000,000	1,086,566
6.75%, 03/15/2031	750,000	1,077,102
Total U.S. Government Sponsored Agency Securities (Cost $3,699,586)		3,891,070

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 6.50%, 02/01/2026	$232	$264
5.50%, 02/01/2037	63	69
		333

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 6.00%, 01/01/2017	153	155
5.50%, 03/01/2021	141	150
8.00%, 08/01/2021	1,406	1,465
9.50%, 04/01/2030	3,956	4,562
		6,332
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $6,393)		6,665

	Shares
Money Market Funds–5.00%
Liquid Assets Portfolio–Institutional Class, 0.29%(j)	30,665,862	30,665,862
Premier Portfolio–Institutional Class, 0.24%(j)	30,665,862	30,665,862
Total Money Market Funds (Cost $61,331,724)		61,331,724
TOTAL INVESTMENTS–99.71% (Cost $1,080,263,152)		1,222,046,045
OTHER ASSETS LESS LIABILITIES–0.29%		3,502,710
NET ASSETS–100.00%		$1,225,548,755

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures

Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $51,126,816, which represented 4.17% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Exchangeable for a basket of four common stocks and one ordinary share.
(g)	Exchangeable for a basket of five common stocks.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $1,018,931,428)	$1,160,714,321
Investments in affiliated money market funds, at value and cost	61,331,724
Total investments, at value (Cost $1,080,263,152)	1,222,046,045
Cash	36,968
Foreign currencies, at value (Cost $317,643)	316,366
Receivable for:
Investments sold	295,582
Fund shares sold	253,705
Dividends and interest	4,135,419
Investment for trustee deferred compensation and retirement plans	135,752
Unrealized appreciation on forward foreign currency contracts outstanding	623,951
Total assets	1,227,843,788

Liabilities:
Payable for:
Investments purchased	262,283
Fund shares reacquired	357,607
Variation margin — futures contracts	20,469
Accrued fees to affiliates	1,461,023
Accrued trustees’ and officers’ fees and benefits	390
Accrued other operating expenses	38,593
Trustee deferred compensation and retirement plans	154,668
Total liabilities	2,295,033
Net assets applicable to shares outstanding	$1,225,548,755

Net assets consist of:
Shares of beneficial interest	$1,030,292,492
Undistributed net investment income	18,089,251
Undistributed net realized gain	34,754,581
Net unrealized appreciation	142,412,431
$1,225,548,755

Net Assets:
Series I	$96,287,258
Series II	$1,129,261,497

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,933,346
Series II	69,869,982
Series I:
Net asset value per share	$16.23
Series II:
Net asset value per share	$16.16

Investment income:
Dividends (net of foreign withholding taxes of $528,436)	$19,898,701
Dividends from affiliated money market funds	73,092
Interest	9,249,817
Total investment income	29,221,610

Expenses:
Advisory fees	5,047,266
Administrative services fees	3,444,909
Custodian fees	61,925
Distribution fees — Series II	3,128,375
Transfer agent fees	34,121
Trustees’ and officers’ fees and benefits	41,965
Other	91,252
Total expenses	11,849,813
Less: Fees waived	(131,138)
Net expenses	11,718,675
Net investment income	17,502,935

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	41,679,660
Foreign currencies	(31,860)
Forward foreign currency contracts	6,027,559
Futures contracts	(229,954)
47,445,405
Change in net unrealized appreciation (depreciation) of:
Investment securities	(100,174,695)
Foreign currencies	4,183
Forward foreign currency contracts	(877,239)
Futures contracts	133,902
(100,913,849)
Net realized and unrealized gain (loss)	(53,468,444)
Net increase (decrease) in net assets resulting from operations	$(35,965,509)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$17,502,935	$22,445,326
Net realized gain	47,445,405	121,129,530
Change in net unrealized appreciation (depreciation)	(100,913,849)	(32,934,416)
Net increase (decrease) in net assets resulting from operations	(35,965,509)	110,640,440

Distributions to shareholders from net investment income:
Series I	(2,355,976)	(1,165,658)
Series ll	(27,649,010)	(19,943,171)
Total distributions from net investment income	(30,004,986)	(21,108,829)

Distributions to shareholders from net realized gains:
Series l	(8,165,729)	(3,150,794)
Series ll	(106,824,586)	(61,507,641)
Total distributions from net realized gains	(114,990,315)	(64,658,435)

Share transactions–net:
Series l	36,709,676	11,041,950
Series ll	6,488,787	23,062,524
Net increase in net assets resulting from share transactions	43,198,463	34,104,474
Net increase (decrease) in net assets	(137,762,347)	58,977,650

Net assets:
Beginning of year	1,363,311,102	1,304,333,452
End of year (includes undistributed net investment income of $18,089,251 and $23,975,461, respectively)	$1,225,548,755	$1,363,311,102

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Equity and Income Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Equity and Income Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco V.I. Equity and Income Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $131,138.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $312,035 for accounting and fund administrative services and reimbursed $3,132,874 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $5,332 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Equity and Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$805,752,301	$41,702,979	$—	$847,455,280
U.S. Treasury Securities	—	98,270,481	—	98,270,481
U.S. Government Sponsored Agency Securities	—	3,897,735	—	3,897,735
Corporate Debt Securities	—	272,422,549	—	272,422,549
	805,752,301	416,293,744	—	1,222,046,045
Forward Foreign Currency Contracts*	—	623,951	—	623,951
Futures Contracts*	18,250	—	—	18,250
Total Investments	$805,770,551	$416,917,695	$—	$1,222,688,246

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$623,951	$—
Interest rate risk:
Futures contracts(b)	21,464	(3,214)
Total	$645,415	$(3,214)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts
Realized Gain (Loss):
Currency risk	$6,027,559	$—
Interest rate risk	—	(229,954)
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(877,239)	—
Interest rate risk	—	133,902
Total	$5,150,320	$(96,052)

Invesco V.I. Equity and Income Fund

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$81,944,082	$10,403,330

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/15/16	Bank of New York Mellon (The)	CAD	6,688,718	USD	4,921,595	$4,832,522	$89,073
01/15/16	Bank of New York Mellon (The)	CHF	3,731,195	USD	3,767,628	3,727,508	40,120
01/15/16	Bank of New York Mellon (The)	EUR	8,186,625	USD	8,928,579	8,900,184	28,395
01/15/16	Bank of New York Mellon (The)	GBP	5,411,755	USD	8,121,745	7,978,066	143,679
01/15/16	Bank of New York Mellon (The)	ILS	16,101,622	USD	4,144,988	4,139,048	5,940
01/15/16	State Street Bank and Trust Co.	CAD	6,688,717	USD	4,920,598	4,832,521	88,077
01/15/16	State Street Bank and Trust Co.	CHF	3,731,195	USD	3,768,389	3,727,508	40,881
01/15/16	State Street Bank and Trust Co.	EUR	8,186,625	USD	8,931,158	8,900,184	30,974
01/15/16	State Street Bank and Trust Co.	GBP	5,411,755	USD	8,124,451	7,978,066	146,385
01/15/16	State Street Bank and Trust Co.	ILS	16,101,622	USD	4,149,475	4,139,048	10,427
Total Open Forward Foreign Currency Contracts — Currency Risk							$623,951

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling

ILS	– Israeli Shekel
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	33	March-2016	$(3,904,570)	$11,272
U.S. Treasury 10 Year Notes	Short	23	March-2016	(2,895,844)	10,192
U.S. Treasury 30 Year Bonds	Short	18	March-2016	(2,767,500)	(3,214)
Total Futures Contracts — Interest Rate Risk					$18,250

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

Assets:
	Gross Amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Bank of New York Mellon (The)	$307,207	$—	$—	$—	$307,207
State Street Bank and Trust Co.	316,744	—	—	—	316,744
Total	$623,951	$—	$—	$—	$623,951

Invesco V.I. Equity and Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$38,507,602	$21,108,829
Long-term capital gain	106,487,699	64,658,435
Total distributions	$144,995,301	$85,767,264

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$22,576,561
Undistributed long-term gain	41,897,454
Net unrealized appreciation — investments	133,028,480
Net unrealized appreciation (depreciation) — other investments	(12,663)
Temporary book/tax differences	(295,658)
Capital loss carryforward	(1,937,911)
Shares of beneficial interest	1,030,292,492
Total net assets	$1,225,548,755

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$1,413,888	$—	$1,413,888
December 31, 2017	524,023	—	524,023
	$1,937,911	$—	$1,937,911

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Equity and Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $347,592,910 and $381,878,421, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $736,666,295 and $738,807,882, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$185,139,837
Aggregate unrealized (depreciation) of investment securities	(52,111,357)
Net unrealized appreciation of investment securities	$133,028,480

Cost of investments for tax purposes is $1,089,017,565.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premiums and contingent payment debt instruments, on December 31, 2015, undistributed net investment income was increased by $6,615,841 and undistributed net realized gain was decreased by $6,615,841. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	2,393,497	$43,442,791	1,020,293	$19,539,518
Series II	4,982,232	91,088,229	5,344,545	100,231,484

Issued as reinvestment of dividends:
Series I	666,352	10,521,705	232,944	4,316,452
Series II	8,548,862	134,473,596	4,409,898	81,450,812

Reacquired:
Series I	(949,803)	(17,254,820)	(673,937)	(12,814,020)
Series II	(12,109,186)	(219,073,038)	(8,476,370)	(158,619,772)
Net increase in share activity	3,531,954	$43,198,463	1,857,373	$34,104,474

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equity and Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$18.93	$0.28		$(0.78)	$(0.50)	$(0.49)	$(1.71)	$(2.20)	$16.23	(2.29)%	$96,287	0.64	%(d)	0.65	%(d)	1.55	%(d)	87%
Year ended 12/31/14	18.58	0.37	(e)	1.28	1.65	(0.35)	(0.95)	(1.30)	18.93	9.03	72,391	0.66		0.67		1.92	(e)	85
Year ended 12/31/13	15.08	0.27		3.51	3.78	(0.28)	—	(0.28)	18.58	25.18	60,288	0.66		0.67		1.59		41
Year ended 12/31/12	13.65	0.28		1.42	1.70	(0.27)	—	(0.27)	15.08	12.49	53,990	0.66		0.67		1.85		31
Year ended 12/31/11	14.06	0.25		(0.41)	(0.16)	(0.25)	—	(0.25)	13.65	(1.19)	56,053	0.66		0.67		1.83		28
Series II
Year ended 12/31/15	18.86	0.23		(0.78)	(0.55)	(0.44)	(1.71)	(2.15)	16.16	(2.58)	1,129,261	0.89	(d)	0.90	(d)	1.30	(d)	87
Year ended 12/31/14	18.52	0.32	(e)	1.28	1.60	(0.31)	(0.95)	(1.26)	18.86	8.77	1,290,920	0.91		0.92		1.67	(e)	85
Year ended 12/31/13	15.05	0.23		3.50	3.73	(0.26)	—	(0.26)	18.52	24.88	1,244,045	0.91		0.92		1.34		41
Year ended 12/31/12	13.63	0.25		1.44	1.69	(0.27)	—	(0.27)	15.05	12.39	962,938	0.81		0.92		1.70		31
Year ended 12/31/11	14.05	0.25		(0.42)	(0.17)	(0.25)	—	(0.25)	13.63	(1.30)	864,716	0.71		0.92		1.78		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $84,964,454 and sold of $24,142,395 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $83,583 and $1,251,350 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.27 and 1.41% and $0.22 and 1.16% for Series I and Series II shares, respectively.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$963.80	$3.17	$1,021.98	$3.26	0.64%
Series II	1,000.00	962.40	4.40	1,020.72	4.53	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$106,487,699
Corporate Dividends Received Deduction*	36.49%
U.S. Treasury Obligations*	4.57%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGCE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Global Core Equity Fund (the Fund), underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-1.42%
Series II Shares	-1.65
MSCI World Indext▼ (Broad Market/Style-Specific Index)	-0.87
Lipper VUF Global Multi-Cap Value Funds Classification Average■ (Peer Group)	-5.78

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds, as more fragile emerging markets began to falter.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity – and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall of 2015, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While European equity markets were fairly resilient, or flat, for the year, many emerging markets – particularly China, Brazil and Russia – struggled and ended the year down significantly.

    During the year, stock selection in the energy, financials and telecommunication services sectors benefited Fund performance relative to the Fund’s broad market/style-specific benchmark. In addition, underweight exposure to the energy and materials sectors benefited Fund performance. The largest detractors from Fund performance relative to the MSCI World Index included stock selection in the consumer discretionary, consumer staples, industrials and information technology (IT) sectors.

    From a geographic perspective, stock selection in Germany and the Netherlands was beneficial to the Fund’s relative performance. Also aiding performance was the Fund’s underweight exposure to Australia. Conversely, stock selection in Japan and the US was the largest detractor from the Fund’s relative performance.

    Randstad Holdings, a Dutch staffing and human resources services company, was a top contributor for the year. The company benefited from Europe’s improving employment outlook. We sold our position within the holding before the end of the reporting period.

    In the positive-performing financials sector, First Republic Bank performed strongly after reporting strong operational execution and growth.

    Detracting from the Fund’s performance was American Express. The stock’s performance was hurt after the company announced it would end its partnership program with Costco (not a Fund holding).

    In addition, Komatsu, a Japanese industrial firm, was hurt by global mining trends, particularly in China.

    During the reporting period, our largest overweight positions relative to the MSCI World Index were in the consumer discretionary, consumer staples, industrials and IT sectors. The Fund also had a slight overweight position in the telecommunication services sector. The largest underweight positions were in the energy and materials sectors.

    As always, we are focused on companies that provide an attractive return on invested capital, trade at attractive valuations and have management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the

Portfolio Composition
By country	% of total net assets

United States	57.9%
United Kingdom	11.2
Japan	7.6
Switzerland	4.8
France	4.5
Netherlands	3.1
Countries each less than 2.0% of portfolio	10.9

Top 10 Equity Holdings
% of total net assets

1. Alphabet Inc.-Class C	3.4%
2. American Express Co.	3.0
3. Berkshire Hathaway Inc.- Class A	2.8
4. Roche Holding AG	2.7
5. Allergan PLC	2.4
6. Vodafone Group PLC- Class A-ADR	2.3
7. Royal Dutch Shell PLC- Class A-ADR	2.2
8. Priceline Group Inc. (The)	2.1
9. International Business Machines Corp.	2.0
10. Progressive Corp. (The)	2.0

Total Net Assets	$78.5 million

Total Number of Holdings	83

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of December 31, 2015.

Invesco V.I. Global Core Equity Fund

evolving economic backdrop.

    We thank you for your continued investment in Invesco V.I. Global Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Esselink Portfolio Manager, is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 2007.

Mr. Esselink earned a bachelor of science degree from the Rotterdam School of Economics, where he studied commercial economics.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Core Equity Fund.

He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (1/2/97)	4.54%
10 Years	2.07
5 Years	4.27
1 Year	-1.42

Series II Shares
10 Years	1.82%
5 Years	4.02
1 Year	-1.65

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund Share class returns will differ from the predecessor fund because of different expenses.

    Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31% respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European

Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

    The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi-Cap Value Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated,

Invesco V.I. Global Core Equity Fund

index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–99.96%
Australia–1.08%
Australia and New Zealand Banking Group Ltd.	42,026	$848,185

Canada–1.07%
Toronto-Dominion Bank (The)	12,649	495,670
Vermilion Energy, Inc.	12,548	340,953
	836,623

China–0.95%
Baidu, Inc.–ADR(a)	3,931	743,116

Finland–1.01%
Sampo Oyj–Class A	15,641	792,782

France–4.48%
Danone	20,738	1,399,553
LVMH Moet Hennessy Louis Vuitton S.E.	5,784	904,194
Publicis Groupe S.A.	18,280	1,212,411
	3,516,158

Hong Kong–1.39%
AIA Group Ltd.	182,800	1,089,035

Ireland–1.53%
Shire PLC–ADR	5,839	1,196,995

Israel–0.63%
Teva Pharmaceutical Industries Ltd.–ADR	7,531	494,335

Japan–7.56%
ASICS Corp.	37,800	782,337
FANUC Corp.	2,600	448,217
KDDI Corp.	40,600	1,051,011
Komatsu Ltd.	51,000	830,985
Mitsubishi UFJ Financial Group, Inc.	197,800	1,224,163
ORIX Corp.	57,000	799,605
Toyota Motor Corp.	13,000	797,941
	5,934,259

Netherlands–3.14%
GrandVision N.V.(b)	35,065	1,052,216
Koninklijke DSM N.V.	12,648	632,934
Koninklijke Philips N.V.	30,581	777,535
	2,462,685

Singapore–0.99%
DBS Group Holdings Ltd.	66,600	779,692

Sweden–0.62%
Sandvik AB	56,573	489,874

Switzerland–4.78%
ABB Ltd.	48,532	861,402
Roche Holding AG	7,598	2,093,814
TE Connectivity Ltd.	12,362	798,709
	3,753,925

	Shares	Value
Taiwan–1.61%
Taiwan Semiconductor Manufacturing Co. Ltd.	292,000	$1,259,427

United Kingdom–11.22%
British American Tobacco PLC	10,713	594,970
Diageo PLC	56,831	1,549,757
Kingfisher PLC	114,071	552,328
Liberty Global PLC–Series A(a)	14,901	631,206
Liberty Global PLC–Series C(a)	33,216	1,354,216
Liberty Global PLC LiLAC–Series A(a)	745	30,821
Liberty Global PLC LiLAC–Series C(a)	1,660	71,380
Rio Tinto PLC	17,448	509,147
Royal Dutch Shell PLC–Class A–ADR	37,508	1,717,491
Vodafone Group PLC–ADR	55,513	1,790,849
	8,802,165

United States–57.90%
AbbVie Inc.	20,617	1,221,351
ACE Ltd.	7,297	852,654
Allergan PLC(a)	5,897	1,842,812
Alphabet Inc.–Class C(a)	3,482	2,642,420
American Express Co.	33,940	2,360,527
Amphenol Corp.–Class A	13,981	730,228
Apple Inc.	5,314	559,352
Archer-Daniels-Midland Co.	13,945	511,503
Berkshire Hathaway Inc.–Class A(a)	11	2,175,800
Biogen Inc.(a)	3,155	966,534
BioMarin Pharmaceutical Inc.(a)	2,378	249,119
Cabot Oil & Gas Corp.	16,490	291,708
Celgene Corp.(a)	11,227	1,344,545
Cisco Systems, Inc.	19,280	523,548
Coca-Cola Co. (The)	24,636	1,058,363
Cognizant Technology Solutions Corp.– Class A(a)	9,974	598,639
Comcast Corp.–Class A	20,264	1,143,498
Concho Resources Inc.(a)	4,568	424,184
Dick’s Sporting Goods, Inc.	18,666	659,843
Eaton Corp. PLC(a)	23,218	1,208,265
Eli Lilly and Co.	7,694	648,296
EMC Corp.	22,695	582,808
EOG Resources, Inc.	9,491	671,868
Express Scripts Holding Co.(a)	7,500	655,575
Exxon Mobil Corp.	18,296	1,426,173
First Republic Bank	18,730	1,237,304
General Electric Co.	39,721	1,237,309
Halliburton Co.	26,998	919,012
HCA Holdings, Inc.(a)	13,385	905,228
Hertz Global Holdings, Inc.(a)	55,922	795,770
Illumina, Inc.(a)	1,060	203,462
Incyte Corp.(a)	1,270	137,731
International Business Machines Corp.	11,369	1,564,602
Macy’s, Inc.	21,212	741,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
United States–(continued)
Marsh & McLennan Cos., Inc.	18,956	$1,051,110
Moody’s Corp.	11,976	1,201,672
Nielsen Holdings PLC	21,105	983,493
Northern Trust Corp.	14,319	1,032,257
Priceline Group Inc. (The)(a)	1,280	1,631,936
Progressive Corp. (The)	48,779	1,551,172
QUALCOMM, Inc.	24,552	1,227,232
Twitter, Inc.(a)	26,352	609,785
United Parcel Service, Inc.–Class B	7,869	757,234

	Shares	Value
United States–(continued)
Vertex Pharmaceuticals Inc.(a)	1,910	$240,335
Wal-Mart Stores, Inc.	15,993	980,371
Walt Disney Co. (The)	10,158	1,067,403
		45,426,027
TOTAL INVESTMENTS–99.96% (Cost $78,909,447)		78,425,283
OTHER ASSETS LESS LIABILITIES–0.04%		27,963
NET ASSETS–100.00%		$78,453,246

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2015 represented 1.34% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $78,909,447)	$78,425,283
Foreign currencies, at value (Cost $47,954)	46,089
Receivable for:
Fund shares sold	38,201
Dividends	140,658
Investment for trustee deferred compensation and retirement plans	32,336
Total assets	78,682,567

Liabilities:
Payable for:
Fund shares reacquired	19,564
Amount due custodian	99,238
Accrued fees to affiliates	50,095
Accrued trustees’ and officers’ fees and benefits	135
Accrued other operating expenses	25,710
Trustee deferred compensation and retirement plans	34,579
Total liabilities	229,321
Net assets applicable to shares outstanding	$78,453,246

Net assets consist of:
Shares of beneficial interest	$83,993,834
Undistributed net investment income	654,359
Undistributed net realized gain (loss)	(5,704,949)
Net unrealized appreciation (depreciation)	(489,998)
$78,453,246

Net Assets:
Series I	$65,166,974
Series II	$13,286,272

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,800,253
Series II	1,591,011
Series I:
Net asset value per share	$8.35
Series II:
Net asset value per share	$8.35

Investment income:
Dividends (net of foreign withholding taxes of $113,071)	$1,772,151
Dividends from affiliated money market funds	353
Total investment income	1,772,504

Expenses:
Advisory fees	583,531
Administrative services fees	226,118
Custodian fees	25,072
Distribution fees — Series II	37,675
Transfer agent fees	10,917
Trustees’ and officers’ fees and benefits	20,020
Other	61,586
Total expenses	964,919
Less: Fees waived	(679)
Net expenses	964,240
Net investment income	808,264

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,110,134
Foreign currencies	(30,411)
1,079,723
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,800,325)
Foreign currencies	(977)
(2,801,302)
Net realized and unrealized gain (loss)	(1,721,579)
Net increase (decrease) in net assets resulting from operations	$(913,315)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$808,264	$1,192,210
Net realized gain	1,079,723	16,897,503
Change in net unrealized appreciation (depreciation)	(2,801,302)	(17,272,407)
Net increase (decrease) in net assets resulting from operations	(913,315)	817,306

Distributions to shareholders from net investment income:
Series I	(951,512)	(1,568,741)
Series ll	(150,626)	(282,838)
Total distributions from net investment income	(1,102,138)	(1,851,579)

Distributions to shareholders from net realized gains:
Series l	(2,459,784)	—
Series ll	(507,950)	—
Total distributions from net realized gains	(2,967,734)	—

Share transactions–net:
Series l	(4,453,265)	(9,243,389)
Series ll	(1,936,288)	(5,156,863)
Net increase (decrease) in net assets resulting from share transactions	(6,389,553)	(14,400,252)
Net increase (decrease) in net assets	(11,372,740)	(15,434,525)

Net assets:
Beginning of year	89,825,986	105,260,511
End of year (includes undistributed net investment income of $654,359 and $978,644, respectively)	$78,453,246	$89,825,986

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Global Core Equity Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Global Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and

Invesco V.I. Global Core Equity Fund

Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $679.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $176,118 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $282 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Global Core Equity Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$848,185	$—	$848,185
Canada	836,623	—	—	836,623
China	743,116	—	—	743,116
Finland	—	792,782	—	792,782
France	—	3,516,158	—	3,516,158
Hong Kong	—	1,089,035	—	1,089,035
Ireland	1,196,995	—	—	1,196,995
Israel	494,335	—	—	494,335
Japan	—	5,934,259	—	5,934,259
Netherlands	—	2,462,685	—	2,462,685
Singapore	—	779,692	—	779,692
Sweden	—	489,874	—	489,874
Switzerland	798,709	2,955,216	—	3,753,925
Taiwan	—	1,259,427	—	1,259,427
United Kingdom	6,105,110	2,697,055	—	8,802,165
United States	45,426,027	—	—	45,426,027
Total Investments	$55,600,915	$22,824,368	$—	$78,425,283

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$1,102,138	$1,851,579
Long-term capital gain	2,967,734	—
Total distributions	$4,069,872	$1,851,579

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$703,774
Net unrealized appreciation (depreciation) — investments	(545,866)
Net unrealized appreciation (depreciation) — other investments	(5,834)
Temporary book/tax differences	(35,073)
Capital loss carryforward	(5,657,589)
Shares of beneficial interest	83,993,834
Total net assets	$78,453,246

Invesco V.I. Global Core Equity Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the tax treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$5,657,589	$—	$5,657,589

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $64,869,556 and $73,837,992, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,823,582
Aggregate unrealized (depreciation) of investment securities	(6,369,448)
Net unrealized appreciation (depreciation) of investment securities	$(545,866)

Cost of investments for tax purposes is $78,971,149.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2015, undistributed net investment income was decreased by $30,411, undistributed net realized gain (loss) was increased by $33,679 and shares of beneficial interest was decreased by $3,268. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	579,461	$5,386,251	549,322	$5,025,349
Series II	16,698	149,459	18,390	164,182

Issued as reinvestment of dividends:
Series I	421,668	3,411,296	172,959	1,568,741
Series II	81,327	657,932	31,158	282,599

Reacquired:
Series I	(1,455,728)	(13,250,812)	(1,740,296)	(15,837,479)
Series II	(299,886)	(2,743,679)	(610,889)	(5,603,644)
Net increase (decrease) in share activity	(656,460)	$(6,389,553)	(1,579,356)	$(14,400,252)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$8.94	$0.09	$(0.23)	$(0.14)	$(0.13)	$(0.32)	$(0.45)	$8.35	(1.42)%	$65,167	1.06	%(d)	1.06	%(d)	0.98	%(d)	75%
Year ended 12/31/14	9.06	0.12	(0.05)	0.07	(0.19)	—	(0.19)	8.94	0.69	73,816	1.06		1.06		1.26		123
Year ended 12/31/13	7.54	0.15	1.54	1.69	(0.17)	—	(0.17)	9.06	22.50	83,982	1.08		1.08		1.81		32
Year ended 12/31/12	6.80	0.14	0.79	0.93	(0.19)	—	(0.19)	7.54	13.75	74,517	1.00		1.08		1.98		23
Year ended 12/31/11	7.87	0.20	(1.02)	(0.82)	(0.25)	—	(0.25)	6.80	(10.89)	78,125	0.97		1.00		2.70		62
Series II
Year ended 12/31/15	8.93	0.07	(0.23)	(0.16)	(0.10)	(0.32)	(0.42)	8.35	(1.65)	13,286	1.31	(d)	1.31	(d)	0.73	(d)	75
Year ended 12/31/14	9.04	0.10	(0.05)	0.05	(0.16)	—	(0.16)	8.93	0.48	16,010	1.31		1.31		1.01		123
Year ended 12/31/13	7.52	0.13	1.53	1.66	(0.14)	—	(0.14)	9.04	22.25	21,279	1.33		1.33		1.56		32
Year ended 12/31/12	6.79	0.12	0.78	0.90	(0.17)	—	(0.17)	7.52	13.41	21,001	1.25		1.33		1.73		23
Year ended 12/31/11	7.86	0.18	(1.02)	(0.84)	(0.23)	—	(0.23)	6.79	(11.12)	21,742	1.22		1.25		2.45		62

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31. 2011, the portfolio turnover calculation excludes the value of securities purchased of $68,458,544 and sold of $8,561.566 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dividend Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $72,024 for Series I and $15,070 for Series II, respectively.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$945.60	$5.25	$1,019.81	$5.45	1.07%
Series II	1,000.00	945.40	6.47	1,018.55	6.72	1.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,967,734
Corporate Dividends Received Deduction*	60.65%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Global Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIGHC-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Global Health Care Fund (the Fund), underperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	3.16%
Series II Shares	2.89
MSCI World Index▼ (Broad Market Index)	-0.87
MSCI World Health Care Index▼ (Style-Specific Index)	6.60
Lipper VUF Health/Biotechnology Funds Classification Average■ (Peer Group)	8.48

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to withstand these headwinds, even as more fragile emerging markets began to falter.

    As the year began, concerns that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall of 2015, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While US and European equity markets were fairly resilient, or flat, for the year, many emerging markets struggled – particularly China, Brazil and Russia – and ended the year down significantly.

    The 10 sectors of the MSCI World Index were split evenly, with half delivering positive returns and the other half negative. Energy had a double-digit loss for the reporting period, while the health care sector had the highest return for the reporting period. Although the sector posted a gain for the year, the health care sector experienced significant pressure in the fall of 2015, as political candidates and the media focused attention on drug pricing and price increases. This caused a sell-off particularly in the biotechnology and specialty pharmaceutical industries though both industries ended the reporting period with a positive return.

    The biotechnology and pharmaceuticals industries were the largest contributors to the Fund’s relative performance versus the Fund’s style-specific benchmark, and included some of the Fund’s top contributors for the year.

    The top individual contributor to Fund performance was Incyte, a biopharmaceutical firm focused primarily on oncology drugs. During the reporting period, the company reported strong sales of Jakafi, its drug used to treat a rare bone marrow disorder.

    Another key contributor to Fund performance was Salix Pharmaceuticals, a company that specializes in developing and marketing products for the prevention and treatment of gastrointestinal disorders. Reflecting an ongoing trend towards consolidation within the health care sector, Salix was acquired by Valeant (not a Fund holding) in April for approximately $11 billion. We sold our holdings in Salix Pharmaceuticals before the close of the reporting period.

    On the negative side, the Fund’s underperformance relative to its style-specific index was largely attributable to stock selection and an overweight position in the health care facilities industry. Within the industry, a number of the Fund’s holdings were among the largest individual detractors, including hospital operation Community Health Systems and assisted living operator Brookdale Senior Living. Community Health Systems reported declining profits and weaker earnings as the initial benefits from the Affordable Care Act waned, and the rate of uninsured admissions increased. Brookdale’s earnings were below expectations, and company management lowered earnings estimates for the remainder of its fiscal year, as occupancy was lower than anticipated.

Portfolio Composition
By country	% of total net assets

United States	72.2%
Switzerland	6.4
Ireland	4.7
France	3.1
United Kingdom	2.7
Japan	2.3
Countries each less than 2.0%of portfolio	4.8
Money Market Funds Plus Other Assets Less Liabilities	3.8

Top 10 Equity Holdings*
% of total net assets

1. Allergan PLC	5.3%
2. Roche Holding AG	4.1
3. Shire PLC-ADR	4.1
4. Biogen Inc.	4.0
5. Merck & Co., Inc.	3.9
6. Celgene Corp.	2.9
7. AbbVie Inc.	2.8
8. Bristol-Myers Squibb Co.	2.7
9. Amgen Inc.	2.6
10. Vertex Pharmaceuticals Inc.	2.5

Total Net Assets	$313 million

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Global Health Care Fund

    Stock selection in the health care equipment industry, and stock selection and an underweight allocation in the health care services and managed care industries also detracted from results during the reporting period. The Fund’s cash position also tempered the Fund’s results relative to the style-specific benchmark.

    During the reporting period, we used currency forward contracts to hedge currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the style-specific benchmark. This was primarily due to the continued strength of the US dollar relative to many major foreign currencies.

    Over the course of the year, we reduced our exposure to the health care equipment, managed care and health care facilities industries, and we increased our exposure to the biotechnology and pharmaceutical industries. We maintained an underweight position in the large-cap pharmaceuticals industry relative to the style-specific benchmark; however, it was the Fund’s largest absolute industry exposure at the end of the reporting period. The Fund’s largest overweight position was in the biotechnology industry.

    At the end of the reporting period, we continued to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust product portfolios, strong development pipelines and our view that many of these companies could be targets for acquisition. We remained primarily focused on companies with new product cycles, less reimbursement risk and less competition. At the end of the reporting period, the Fund was primarily invested in US stocks, and the Fund’s non-US allocation was focused mainly on European large-cap pharmaceuticals, which had fewer patent expiration concerns than their US counterparts.

    As always, thank you for your continued investment in Invesco V.I. Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, Portfolio Manager,is manager of Invesco V.I. Global Health Care Fund.

He joined Invesco in 2005.

Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

Invesco V.I. Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/21/97)	9.28%
10 Years	9.43
5 Years	16.87
1 Year	3.16

Series II Shares
Inception (4/30/04)	8.84%
10 Years	9.16
5 Years	16.58
1 Year	2.89

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Health Care Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the

income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/ Biotechnology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of

Invesco V.I. Global Health Care Fund

the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not refiect sales charges. Performance of the peer group, if applicable, refiects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–96.19%
Biotechnology–31.31%
AbbVie Inc.	146,879	$8,701,112
ACADIA Pharmaceuticals Inc.(b)	50,257	1,791,662
Alder Biopharmaceuticals, Inc.(b)	62,419	2,061,699
Alexion Pharmaceuticals, Inc.(b)	27,580	5,260,885
AMAG Pharmaceuticals, Inc.(b)	34,007	1,026,671
Amgen Inc.	49,331	8,007,901
Atara Biotherapeutics Inc.(b)	12,715	335,803
Biogen Inc.(b)	41,107	12,593,129
BioMarin Pharmaceutical Inc.(b)	58,473	6,125,631
Bluebird Bio, Inc.(b)	24,590	1,579,170
Celgene Corp.(b)	76,223	9,128,466
DBV Technologies S.A.–ADR (France)(b)	87,018	3,159,624
Flexion Therapeutics, Inc.(b)	46,869	903,166
Gilead Sciences, Inc.	46,577	4,713,127
Heron Therapeutics, Inc.(b)	101,754	2,716,832
Incyte Corp.(b)	55,269	5,993,923
Medivation Inc.(b)	78,920	3,814,993
Neurocrine Biosciences, Inc.(b)	41,363	2,339,905
Prothena Corp. PLC (Ireland)(b)	28,656	1,951,760
REGENXBIO Inc.(b)	34,956	580,270
Sarepta Therapeutics, Inc.(b)	51,061	1,969,933
Spark Therapeutics, Inc.(b)	39,502	1,789,836
Synergy Pharmaceuticals, Inc.(b)	231,515	1,312,690
United Therapeutics Corp.(b)	12,090	1,893,415
Vanda Pharmaceuticals Inc.(b)	35,918	334,397
Vertex Pharmaceuticals Inc.(b)	62,784	7,900,111
		97,986,111

Drug Retail–0.43%
Raia Drogasil S.A. (Brazil)	148,860	1,333,456

Health Care Distributors–2.03%
Cardinal Health, Inc.	38,001	3,392,350
McKesson Corp.	14,953	2,949,180
		6,341,530

Health Care Equipment–3.87%
Olympus Corp. (Japan)	98,500	3,879,568
ResMed Inc.	68,936	3,701,174
Wright Medical Group N.V.(b)	188,175	4,550,071
		12,130,813

Health Care Facilities–3.92%
Brookdale Senior Living Inc.(b)	125,971	2,325,425
Community Health Systems Inc.(b)	42,877	1,137,527
HCA Holdings, Inc.(b)	70,205	4,747,964
Tenet Healthcare Corp.(b)	25,028	758,348
Universal Health Services, Inc.–Class B	27,711	3,311,187
		12,280,451

	Shares	Value
Health Care Services–2.32%
Air Methods Corp.(b)	46,991	$1,970,332
Express Scripts Holding Co.(b)	59,956	5,240,754
InnovaCare Inc.(b)(c)	122,652	49,061
		7,260,147

Life Sciences Tools & Services–2.10%
Agilent Technologies, Inc.	46,191	1,931,246
Thermo Fisher Scientific, Inc.	32,846	4,659,205
		6,590,451

Managed Health Care–3.65%
Aetna Inc.	49,605	5,363,293
Qualicorp S.A. (Brazil)	109,000	388,853
UnitedHealth Group Inc.	48,107	5,659,307
		11,411,453

Pharmaceuticals–46.56%
Agile Therapeutics, Inc.(b)	76,590	747,518
Akorn, Inc.(b)	58,143	2,169,315
Allergan PLC(b)	53,272	16,647,500
AstraZeneca PLC–ADR (United Kingdom)	147,423	5,005,011
Bayer AG (Germany)	36,021	4,519,242
Bristol-Myers Squibb Co.	124,580	8,569,858
Cempra, Inc.(b)	48,971	1,524,467
Dermira, Inc.(b)	83,583	2,892,808
Eli Lilly and Co.	80,656	6,796,075
Endo International PLC(b)	78,716	4,818,994
GlaxoSmithKline PLC–ADR (United Kingdom)	81,899	3,304,625
Hikma Pharmaceuticals PLC (Jordan)	90,408	3,061,486
Jazz Pharmaceuticals PLC(b)	29,212	4,106,039
Johnson & Johnson	45,453	4,668,932
Lipocine Inc.(b)	121,754	1,574,279
Medicines Co. (The)(b)	60,102	2,244,209
Merck & Co., Inc.	230,990	12,200,892
Mylan N.V.(b)	75,010	4,055,791
Nippon Shinyaku Co., Ltd. (Japan)	94,000	3,470,870
Novartis AG–ADR (Switzerland)	84,031	7,230,027
Pfizer Inc.	154,913	5,000,592
Roche Holding AG (Switzerland)	46,919	12,929,674
Sanofi–ADR (France)	150,275	6,409,229
Shire PLC–ADR (Ireland)	62,947	12,904,135
Supernus Pharmaceuticals Inc.(b)	133,231	1,790,625
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	86,393	5,670,836
Zogenix, Inc.(b)	95,229	1,403,675
		145,716,704
Total Common Stocks & Other Equity Interests (Cost $234,061,143)		301,051,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

	Shares	Value
Money Market Funds–3.79%
Liquid Assets Portfolio–Institutional Class, 0.29%(d)	5,925,229	$5,925,229
Premier Portfolio–Institutional Class, 0.24%(d)	5,925,229	5,925,229
Total Money Market Funds (Cost $11,850,458)		11,850,458
TOTAL INVESTMENTS–99.98% (Cost $245,911,601)		312,901,574
OTHER ASSETS LESS LIABILITIES–0.02%		73,185
NET ASSETS–100.00%		$312,974,759

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2015 represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $234,061,143)	$301,051,116
Investments in affiliated money market funds, at value and cost	11,850,458
Total investments, at value (Cost $245,911,601)	312,901,574
Foreign currencies, at value (Cost $73,782)	66,737
Receivable for:
Fund shares sold	31,035
Dividends	413,157
Investment for trustee deferred compensation and retirement plans	66,032
Other assets	38,949
Total assets	313,517,484

Liabilities:
Payable for:
Fund shares reacquired	170,769
Accrued fees to affiliates	262,177
Accrued trustees’ and officers’ fees and benefits	103
Accrued other operating expenses	33,262
Trustee deferred compensation and retirement plans	76,414
Total liabilities	542,725
Net assets applicable to shares outstanding	$312,974,759

Net assets consist of:
Shares of beneficial interest	$209,595,838
Undistributed net investment income (loss)	(79,216)
Undistributed net realized gain	36,488,168
Net unrealized appreciation	66,969,969
$312,974,759

Net Assets:
Series I	$209,510,963
Series II	$103,463,796

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,599,400
Series II	3,376,060
Series I:
Net asset value per share	$31.75
Series II:
Net asset value per share	$30.65

Investment income:
Dividends (net of foreign withholding taxes of $176,467)	$3,504,060
Dividends from affiliated money market funds	16,416
Total investment income	3,520,476

Expenses:
Advisory fees	2,470,444
Administrative services fees	905,536
Custodian fees	20,970
Distribution fees — Series II	244,955
Transfer agent fees	40,745
Trustees’ and officers’ fees and benefits	25,006
Other	58,465
Total expenses	3,766,121
Less: Fees waived	(29,599)
Net expenses	3,736,522
Net investment income (loss)	(216,046)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	36,561,187
Foreign currencies	(10,922)
Forward foreign currency contracts	524,173
37,074,438
Change in net unrealized appreciation (depreciation) of:
Investment securities	(30,221,986)
Foreign currencies	(7,102)
Forward foreign currency contracts	(370,285)
(30,599,373)
Net realized and unrealized gain	6,475,065
Net increase in net assets resulting from operations	$6,259,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(216,046)	$(199,494)
Net realized gain	37,074,438	29,406,927
Change in net unrealized appreciation (depreciation)	(30,599,373)	17,172,506
Net increase in net assets resulting from operations	6,259,019	46,379,939

Distributions to shareholders from net realized gains:
Series l	(20,284,975)	(7,510,881)
Series ll	(9,450,446)	(2,701,370)
Total distributions from net realized gains	(29,735,421)	(10,212,251)

Share transactions–net:
Series l	3,788,123	12,895,089
Series ll	34,032,284	10,544,688
Net increase in net assets resulting from share transactions	37,820,407	23,439,777
Net increase in net assets	14,344,005	59,607,465

Net assets:
Beginning of year	298,630,754	239,023,289
End of year (includes undistributed net investment income (loss) of $(79,216) and $(74,525), respectively)	$312,974,759	$298,630,754

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Health Care Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Global Health Care Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Invesco V.I. Global Health Care Fund

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $29,599.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $81,007 for accounting and fund administrative services and reimbursed $824,529 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $1,254 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$284,991,673	$27,860,840	$49,061	$312,901,574

Invesco V.I. Global Health Care Fund

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$524,173
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(370,285)
Total	$153,888

The table below summarizes the eleven month average notional value of forward foreign currency contracts.

Forward Foreign Currency Contracts
Average notional value	$8,689,248

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$487,576	$989,626
Long-term capital gain	29,247,845	9,222,625
Total distributions	$29,735,421	$10,212,251

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$5,116,806
Undistributed long-term gain	31,371,361
Net unrealized appreciation — investments	66,989,973
Net unrealized appreciation (depreciation) — other investments	(20,004)
Temporary book/tax differences	(79,215)
Shares of beneficial interest	209,595,838
Total net assets	$312,974,759

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

Invesco V.I. Global Health Care Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $157,243,839 and $128,953,569, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$77,909,808
Aggregate unrealized (depreciation) of investment securities	(10,919,835)
Net unrealized appreciation of investment securities	$66,989,973

Cost of investments is the same for tax and financial reporting purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2015, undistributed net investment income (loss) was increased by $211,355 and undistributed net realized gain was decreased by $211,355. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	1,916,081	$69,260,617	1,630,036	$52,263,554
Series II	907,124	31,689,711	460,983	14,311,931

Issued as reinvestment of dividends:
Series I	636,492	20,284,975	232,319	7,510,881
Series II	307,032	9,450,446	86,004	2,701,370

Reacquired:
Series I	(2,481,998)	(85,757,469)	(1,490,077)	(46,879,346)
Series II	(218,560)	(7,107,873)	(213,643)	(6,468,613)
Net increase in share activity	1,066,171	$37,820,407	705,622	$23,439,777

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Health Care Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$33.78	$0.00	$1.08	$1.08	$—	$(3.11)	$(3.11)	$31.75	3.16%	$209,511	1.06	%(d)	1.07	%(d)	0.01	%(d)	42%
Year ended 12/31/14	29.32	(0.00)	5.71	5.71	—	(1.25)	(1.25)	33.78	19.67	220,561	1.08		1.09		(0.01)		29
Year ended 12/31/13	21.00	0.01	8.49	8.50	(0.18)	—	(0.18)	29.32	40.54	180,535	1.09		1.10		0.03		32
Year ended 12/31/12	17.37	0.12 (e)	3.51	3.63	—	—	—	21.00	20.90	128,898	1.12		1.13		0.63	(e)	43
Year ended 12/31/11	16.71	0.00	0.66	0.66	—	—	—	17.37	3.95	114,476	1.11		1.12		0.03		42
Series II
Year ended 12/31/15	32.80	(0.08)	1.04	0.96	—	(3.11)	(3.11)	30.65	2.89	103,464	1.31	(d)	1.32	(d)	(0.24	)(d)	42
Year ended 12/31/14	28.57	(0.08)	5.56	5.48	—	(1.25)	(1.25)	32.80	19.38	78,070	1.33		1.34		(0.26)		29
Year ended 12/31/13	20.49	(0.05)	8.27	8.22	(0.14)	—	(0.14)	28.57	40.16	58,488	1.34		1.35		(0.22)		32
Year ended 12/31/12	16.99	0.07 (e)	3.43	3.50	—	—	—	20.49	20.60	32,823	1.37		1.38		0.38	(e)	43
Year ended 12/31/11	16.38	(0.04)	0.65	0.61	—	—	—	16.99	3.72	27,448	1.36		1.37		(0.22)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $232,484 and $97,982, for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.01) and (0.02)% and $(0.06) and (0.27)% for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$926.10	$5.15	$1,019.86	$5.40	1.06%
Series II	1,000.00	925.10	6.36	1,018.60	6.67	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$29,247,845
Corporate Dividends Received Deduction*	99.73%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Health Care Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGRE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Global Real Estate Fund (the Fund) underperformed its style-specific benchmark, the Custom Invesco Global Real Estate Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-1.48%
Series II Shares	-1.74
MSCI World Index▼ (Broad Market Index)	-0.87
Custom Invesco Global Real Estate Index■ (Style-Specific Index)	-1.19
Lipper VUF Real Estate Funds Classification Average¿ (Peer Group)	2.33
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While developed equity markets were fairly resilient during the year, many emerging markets – particularly Greece and Brazil – struggled and ended the year down significantly.

    Real estate supply and demand fundamentals and capital flows provided a supportive operating environment for listed real estate companies in 2015. Prime commercial property valuations in most markets rose throughout the year as global capital continued to circulate in search of quality real assets.

    Key contributors to relative performance versus the Fund’s style-specific benchmark included positive security selection in Japan, Singapore and the UK. Overweight allocation in Japan and the UK, as well as underweight allocation in Singapore, Brazil and Hong Kong, also contributed to relative Fund returns.

    Primary detractors from relative Fund performance were security selections in China, Australia, the UAE and the Netherlands. Overweight allocation in the UAE and underweight allocation in Switzerland and Spain also detracted from relative Fund returns.

    Top contributors to the Fund’s absolute performance included AvalonBay Communities and Simon Property Group. AvalonBay, which owns and manages distinctive apartment homes in several US markets, offered an above-average cash flow growth profile. Regional mall landlord Simon Property is one of the largest global real estate companies with retail properties and investments across North America, Europe and Asia. Heightened concerns regarding moderating retail sales growth and potential store closures prompted us to reduce our position in Simon Property toward the end of the year, although the position remained overweight relative to the Fund’ style-specific index.

    Top absolute detractors from Fund performance included Ventas and Sun Hung Kai Properties. We eliminated our position in Ventas, a health care-focused US real estate investment trust (REIT), during the year due to a moderation in the company’s internal and external growth opportunities. Sun Hung Kai is one of the largest property companies in Hong Kong focusing on premium residential and commercial development. In general, Hong Kong developer stocks underperformed

Portfolio Composition
By country	% of total net assets
United States	48.2%
Japan	9.9
Hong Kong	6.9
United Kingdom	5.7
China	5.1
Australia	5.0
France	3.2
Germany	3.0
Countries Each Less
Than 2.0% Of Portfolio	11.6
Money Market Funds
Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
	% of total net assets
1.	Simon Property Group, Inc.	4.6%
2.	AvalonBay Communities, Inc.	4.2
3.	HCP, Inc.	2.7
4.	Mitsubishi Estate Co. Ltd.	2.6
5.	Land Securities Group PLC	2.5
6.	Mitsui Fudosan Co., Ltd.	2.3
7.	Boston Properties, Inc.	2.1
8.	Unibail-Rodamco S.E.	1.9
9.	Sun Hung Kai Properties Ltd.	1.9
10.	Prologis, Inc.	1.8

Total Net Assets	$416.8 million
Total Number of Holdings*	149

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Global Real Estate Fund

amid concerns about a rate hike in US and slowing economic growth in China.

    At the end of the reporting period, listed real estate companies were generally well positioned from a capital allocation and risk management perspective. Most companies undertaking active development were delivering buildings into supply-hungry markets and collecting rewards for doing so. Additionally, despite good availability of debt financing, listed real estate continued to show moderate levels of financial leverage.

    Overall, we maintained a bias toward companies with higher quality assets and lower-leveraged balance sheets – particularly those in supply-constrained real estate markets. We also favored companies with above-average growth prospects, given that rates may continue to rise modestly over the mid-term.

    We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco V.I. Global Real Estate Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998.
Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of
Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in 1998.
Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.
3	Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (3/31/98)	8.08%
10 Years	4.82
5 Years	6.80
1 Year	-1.48

Series II Shares
Inception (4/30/04)	8.15%
10 Years	4.57
5 Years	6.54
1 Year	-1.74

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/ emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    REIT risk/real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real

Invesco V.I. Global Real Estate Fund

estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid. If a real estate related company defaults on certain types of debt obligations, the Fund may own real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February, 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) index from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global (net) index from July 1, 2014. FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide. FTSE EPRA/NAREIT Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

    The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2015

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.65%
Australia–5.05%
DEXUS Property Group	269,414	$1,460,993
Goodman Group	655,189	2,966,530
Mirvac Group	1,071,461	1,533,351
Scentre Group	1,078,745	3,269,434
Stockland	945,791	2,808,006
Vicinity Centres	2,638,065	5,346,497
Westfield Corp.	531,274	3,655,151
		21,039,962

Brazil–0.37%
BR Malls Participacoes S.A.	147,200	410,067
Even Construtora e Incorporadora S.A.	255,800	266,082
EZ Tec Empreendimentos e Participacoes S.A.	126,547	405,144
Multiplan Empreendimentos Imobiliarios S.A.	49,600	473,965
		1,555,258

Canada–1.99%
Allied Properties REIT	130,800	2,983,315
Canadian REIT	67,600	2,054,153
First Capital Realty, Inc.	96,701	1,281,988
H&R REIT	134,200	1,943,944
		8,263,400

China–5.08%
Beijing Capital Land Ltd.–Class H	278,000	126,375
China Jinmao Holdings Group Ltd.	2,318,000	787,488
China Overseas Land & Investment Ltd.	1,232,000	4,277,528
China Resources Land Ltd.	1,202,444	3,468,069
China Vanke Co., Ltd.–Class H	402,000	1,187,830
CIFI Holdings (Group) Co. Ltd.	4,314,000	956,662
Dalian Wanda Commercial Properties Co. Ltd.–Class H(a)	105,907	613,132
Global Logistic Properties Ltd.	810,000	1,219,556
Greentown China Holdings Ltd.(b)	762,000	750,609
Guangzhou R&F Properties Co. Ltd.–Class H	516,800	631,488
KWG Property Holding Ltd.	1,149,500	849,171
Longfor Properties Co. Ltd.	1,093,000	1,621,280
Shenzhen Investment Ltd.	3,696,000	1,717,703
Shimao Property Holdings Ltd.	164,000	288,494
Shui On Land Ltd.	5,368,500	1,468,688
Sino-Ocean Land Holdings Ltd.	1,907,500	1,212,241
		21,176,314

France–3.23%
ICADE	39,455	2,648,833
Klepierre	36,250	1,607,551
Mercialys S.A.	66,829	1,353,393
Unibail-Rodamco S.E.	30,864	7,825,691
		13,435,468

	Shares	Value
Germany–3.02%
Deutsche Wohnen AG	97,436	$2,712,336
LEG Immobilien AG	65,093	5,340,856
Vonovia SE	146,664	4,542,875
		12,596,067

Hong Kong–6.92%
Cheung Kong Property Holdings Ltd.	652,500	4,209,345
Henderson Land Development Co. Ltd.	141,000	858,322
Hongkong Land Holdings Ltd.	550,900	3,841,750
Link REIT	602,500	3,594,377
New World China Land Ltd.	446,000	357,371
New World Development Co. Ltd.	2,504,000	2,456,971
Sun Hung Kai Properties Ltd.	650,000	7,801,150
Swire Properties Ltd.	1,438,800	4,135,446
Wharf Holdings Ltd. (The)	286,000	1,578,622
		28,833,354

India–0.11%
Ascendas India Trust	762,800	468,025

Indonesia–0.49%
PT Bumi Serpong Damai Tbk	5,171,700	663,608
PT Lippo Karawaci Tbk	4,123,900	308,190
PT Pakuwon Jati Tbk	19,626,100	697,325
PT Summarecon Agung Tbk	3,297,200	390,209
		2,059,332

Ireland–0.36%
Green REIT PLC	859,866	1,488,594

Japan–9.88%
Activia Properties, Inc.	495	2,101,683
Advance Residence Investment Corp.	172	378,588
Daiwa House REIT Investment Corp.	41	160,080
GLP J-REIT(a)	213	206,067
GLP J-REIT	790	764,288
Hulic Reit, Inc.	232	323,808
Japan Hotel REIT Investment Corp.	3,940	2,912,232
Japan Logistics Fund Inc.	208	403,276
Japan Real Estate Investment Corp.	1,055	5,130,907
Japan Retail Fund Investment Corp.	1,095	2,102,744
Kenedix Retail REIT Corp.	473	1,001,735
Mitsubishi Estate Co. Ltd.	523,000	10,840,191
Mitsui Fudosan Co., Ltd.	390,000	9,772,414
Nippon Prologis REIT Inc.	441	796,921
Nomura Real Estate Master Fund, Inc.	1,235	1,535,080
Tokyu Fudosan Holdings, Corp.	272,700	1,706,366
United Urban Investment Corp.	773	1,048,471
		41,184,851

Malaysia–0.36%
IGB REIT	1,957,500	610,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Malaysia–(continued)
IOI Properties Group Berhad	875,300	$458,619
KLCCP Stapled Group	121,500	199,475
SP Setia Berhad Group	317,600	236,670
		1,505,592

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/09; Cost $0)(a)(b)	3,053,090	0

Mexico–0.77%
Fibra Uno Administracion S.A. de C.V.	1,104,000	2,432,982
Macquarie Mexico Real Estate Management S.A. de C.V.	600,200	765,635
		3,198,617

Netherlands–0.82%
Wereldhave N.V.	61,042	3,422,883

Philippines–0.76%
Ayala Land, Inc.	1,381,900	1,012,196
Megaworld Corp.	7,163,100	647,310
Robinsons Land Corp.	726,100	425,706
SM Prime Holdings Inc.	2,326,900	1,076,511
		3,161,723

Singapore–1.64%
Ascendas REIT	1,246,700	1,996,581
Ascendas REIT–Rts.(b)	46,751	2,044
CapitaLand Ltd.	1,140,100	2,675,692
CapitaLand Retail China Trust	397,000	416,469
Mapletree Industrial Trust	1,619,400	1,735,948
		6,826,734

South Africa–0.85%
Growthpoint Properties Ltd.	1,233,004	1,852,187
Hyprop Investments Ltd.	122,659	819,749
Resilient REIT Ltd.	119,154	887,372
		3,559,308

Spain–0.74%
Inmobiliaria Colonial S.A.(b)	2,246,890	1,560,650
Merlin Properties Socimi, S.A.	122,793	1,532,385
		3,093,035

Sweden–1.41%
Castellum AB	95,566	1,354,034
Fabege AB	131,440	2,160,696
Wihlborgs Fastigheter AB	116,723	2,354,459
		5,869,189

Thailand–0.33%
Central Pattana PCL	429,100	555,593
L.P.N. Development PCL	337,700	149,391
Land and Houses PCL	1,195,500	305,178
Pruksa Real Estate PCL	514,100	376,322
		1,386,484

	Shares	Value
United Arab Emirates–0.60%
Emaar Malls Group PJSC(b)	1,077,988	$807,212
Emaar Properties PJSC	1,104,262	1,701,734
		2,508,946

United Kingdom–5.72%
Big Yellow Group PLC	76,232	905,762
Derwent London PLC	59,485	3,213,446
Great Portland Estates PLC	436,160	5,316,469
Kennedy Wilson Europe Real Estate PLC	106,574	1,893,343
Land Securities Group PLC	595,182	10,318,352
UNITE Group PLC (The)	226,379	2,185,661
		23,833,033

United States–48.15%
American Campus Communities, Inc.	115,334	4,767,908
American Homes 4 Rent–Class A	129,675	2,160,386
AvalonBay Communities, Inc.	94,651	17,428,089
Boston Properties, Inc.	69,664	8,884,947
Brandywine Realty Trust	118,679	1,621,155
Brixmor Property Group, Inc.	277,684	7,169,801
Brookdale Senior Living Inc.(b)	144,808	2,673,156
Camden Property Trust	27,408	2,103,838
Care Capital Properties, Inc.	110,487	3,377,588
Cousins Properties, Inc.	422,945	3,988,371
CyrusOne Inc.	116,589	4,366,258
DiamondRock Hospitality Co.	321,669	3,104,106
Empire State Realty Trust Inc.–Class A	230,677	4,168,333
Equinix, Inc.	12,095	3,657,528
Equity Lifestyle Properties, Inc.	24,492	1,632,882
Essex Property Trust, Inc.	10,156	2,431,448
Extra Space Storage Inc.	79,245	6,990,201
Federal Realty Investment Trust	37,493	5,477,727
First Industrial Realty Trust, Inc.	138,120	3,056,596
General Growth Properties, Inc.	214,300	5,831,103
HCP, Inc.	291,862	11,160,803
Healthcare Realty Trust, Inc.	213,992	6,060,253
Healthcare Trust of America, Inc.–Class A	138,860	3,745,054
Hilton Worldwide Holdings Inc.	224,610	4,806,654
Hudson Pacific Properties Inc.	160,957	4,529,330
InfraREIT Inc.	79,400	1,468,900
Kilroy Realty Corp.	40,143	2,540,249
LaSalle Hotel Properties	51,470	1,294,985
Mid-America Apartment Communities, Inc.	54,861	4,981,927
Prologis, Inc.	172,396	7,399,236
Public Storage	29,155	7,221,694
QTS Realty Trust, Inc.–Class A	47,448	2,140,379
Realty Income Corp.	90,241	4,659,143
Retail Opportunity Investments Corp.	220,663	3,949,868
Rexford Industrial Realty, Inc.	129,294	2,115,250
RLJ Lodging Trust	28,428	614,898
Simon Property Group, Inc.	97,851	19,026,148
Sunstone Hotel Investors, Inc.	148,000	1,848,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–(continued)
Terreno Realty Corp.	10,610	$239,998
Vornado Realty Trust	71,600	7,157,136
Washington REIT	119,100	3,222,846
Weingarten Realty Investors	162,899	5,633,047
		200,707,739
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $372,352,750)		411,173,908

Money Market Funds–0.81%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	1,675,884	1,675,884
Premier Portfolio–Institutional Class, 0.24%(c)	1,675,884	1,675,884
Total Money Market Funds (Cost $3,351,768)		3,351,768
TOTAL INVESTMENTS–99.46% (Cost $375,704,518)		414,525,676
OTHER ASSETS LESS LIABILITIES–0.54%		2,270,547
NET ASSETS–100.00%		$416,796,223

Investment Abbreviations:

REIT	– Real Estate Investment Trust
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $819,199, which represented less than 1% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $372,352,750)	$411,173,908
Investments in affiliated money market funds, at value and cost	3,351,768
Total investments, at value (Cost $375,704,518)	414,525,676
Foreign currencies, at value (Cost $1,289,938)	1,286,595
Receivable for:
Investments sold	2,698,225
Fund shares sold	89,167
Dividends	1,590,240
Investment for trustee deferred compensation and retirement plans	58,863
Other assets	901
Total assets	420,249,667

Liabilities:
Payable for:
Investments purchased	2,677,754
Fund shares reacquired	249,935
Accrued fees to affiliates	395,868
Accrued trustees’ and officers’ fees and benefits	163
Accrued other operating expenses	61,798
Trustee deferred compensation and retirement plans	67,926
Total liabilities	3,453,444
Net assets applicable to shares outstanding	$416,796,223

Net assets consist of:
Shares of beneficial interest	$375,618,799
Undistributed net investment income	(1,060,884)
Undistributed net realized gain	3,426,950
Net unrealized appreciation	38,811,358
$416,796,223

Net Assets:
Series I	$208,795,864
Series II	$208,000,359

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	12,765,273
Series II	13,074,397
Series I:
Net asset value per share	$16.36
Series II:
Net asset value per share	$15.91

Investment income:
Dividends (net of foreign withholding taxes of $582,030)	$12,361,682
Dividends from affiliated money market funds	5,164
Total investment income	12,366,846

Expenses:
Advisory fees	3,188,088
Administrative services fees	1,160,410
Custodian fees	245,096
Distribution fees — Series II	530,168
Transfer agent fees	42,813
Trustees’ and officers’ fees and benefits	26,489
Other	79,049
Total expenses	5,272,113
Less: Fees waived	(9,029)
Net expenses	5,263,084
Net investment income	7,103,762

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	22,006,812
Foreign currencies	(175,428)
21,831,384
Change in net unrealized appreciation (depreciation) of:
Investment securities	(36,965,340)
Foreign currencies	23,726
(36,941,614)
Net realized and unrealized gain (loss)	(15,110,230)
Net increase (decrease) in net assets resulting from operations	$(8,006,468)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$7,103,762	$7,143,594
Net realized gain	21,831,384	11,244,543
Change in net unrealized appreciation (depreciation)	(36,941,614)	31,597,399
Net increase (decrease) in net assets resulting from operations	(8,006,468)	49,985,536

Distributions to shareholders from net investment income:
Series I	(7,476,164)	(3,251,796)
Series ll	(7,026,530)	(2,549,836)
Total distributions from net investment income	(14,502,694)	(5,801,632)

Share transactions–net:
Series l	9,891,161	(3,501,175)
Series ll	19,285,906	9,465,501
Net increase in net assets resulting from share transactions	29,177,067	5,964,326
Net increase in net assets	6,667,905	50,148,230

Net assets:
Beginning of year	410,128,318	359,980,088
End of year (includes undistributed net investment income of $(1,060,884) and $3,345,301, respectively)	$416,796,223	$410,128,318
Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Real Estate Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Global Real Estate Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Invesco V.I. Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $9,029.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $103,312 for accounting and fund administrative services and reimbursed $1,057,098 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Global Real Estate Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2015, there were transfers from Level 1 to Level 2 of $4,485,114 and from Level 2 to Level 1 of $8,160,332, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$21,039,962	$—	$21,039,962
Brazil	266,082	1,289,176	—	1,555,258
Canada	8,263,400	—	—	8,263,400
China	1,187,830	19,988,484	—	21,176,314
France	1,353,393	12,082,075	—	13,435,468
Germany	8,053,192	4,542,875	—	12,596,067
Hong Kong	357,371	28,475,983	—	28,833,354
India	468,025	—	—	468,025
Indonesia	—	2,059,332	—	2,059,332
Ireland	1,488,594	—	—	1,488,594
Japan	1,535,080	39,649,771	—	41,184,851
Malaysia	1,306,117	199,475	—	1,505,592
Malta	—	—	0	0
Mexico	3,198,617	—	—	3,198,617
Netherlands	—	3,422,883	—	3,422,883
Philippines	1,502,217	1,659,506	—	3,161,723
Singapore	1,737,992	5,088,742	—	6,826,734
South Africa	2,671,936	887,372	—	3,559,308
Spain	—	3,093,035	—	3,093,035
Sweden	—	5,869,189	—	5,869,189
Thailand	305,178	1,081,306	—	1,386,484
United Arab Emirates	—	2,508,946	—	2,508,946
United Kingdom	905,762	22,927,271	—	23,833,033
United States	204,059,507	—	—	204,059,507
Total Investments	$238,660,293	$175,865,383	$—	$414,525,676

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Global Real Estate Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$14,502,694	$5,801,632

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$5,798,886
Undistributed long-term gain	7,348,517
Net unrealized appreciation — investments	28,110,059
Net unrealized appreciation (depreciation) — other investments	(9,799)
Temporary book/tax differences	(70,239)
Shares of beneficial interest	375,618,799
Total net assets	$416,796,223

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $328,366,240 and $302,317,692, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$47,732,555
Aggregate unrealized (depreciation) of investment securities	(19,622,496)
Net unrealized appreciation of investment securities	$28,110,059

Cost of investments for tax purposes is $386,415,617.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2015, undistributed net investment income was increased by $2,992,747, undistributed net realized gain was decreased by $2,992,207 and shares of beneficial interest was decreased by $540. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	3,027,072	$52,252,851	3,252,789	$54,247,717
Series II	2,517,858	42,781,073	3,484,973	56,243,205

Issued as reinvestment of dividends:
Series I	478,321	7,476,164	200,852	3,251,796
Series II	461,968	7,026,530	161,586	2,549,836

Reacquired:
Series I	(2,911,646)	(49,837,854)	(3,695,733)	(61,000,688)
Series II	(1,836,058)	(30,521,697)	(3,133,157)	(49,327,540)
Net increase in share activity	1,737,515	$29,177,067	271,310	$5,964,326

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$17.24	$0.31	$(0.59)	$(0.28)	$(0.60)	$16.36	(1.48)%	$208,796	1.11	%(d)	1.11	%(d)	1.79	%(d)	72%
Year ended 12/31/14	15.29	0.33	1.89	2.22	(0.27)	17.24	14.62	209,829	1.10		1.10		1.99		44
Year ended 12/31/13	15.47	0.22	0.21	0.43	(0.61)	15.29	2.71	189,835	1.10		1.10		1.41		49
Year ended 12/31/12	12.14	0.27	3.14	3.41	(0.08)	15.47	28.12	176,933	1.14		1.14		1.94		51
Year ended 12/31/11	13.58	0.24	(1.16)	(0.92)	(0.52)	12.14	(6.51)	134,254	1.14		1.14		1.77		47
Series II
Year ended 12/31/15	16.79	0.26	(0.58)	(0.32)	(0.56)	15.91	(1.74)	208,000	1.36	(d)	1.36	(d)	1.54	(d)	72
Year ended 12/31/14	14.90	0.28	1.84	2.12	(0.23)	16.79	14.34	200,299	1.35		1.35		1.74		44
Year ended 12/31/13	15.11	0.18	0.20	0.38	(0.59)	14.90	2.44	170,145	1.35		1.35		1.16		49
Year ended 12/31/12	11.87	0.23	3.07	3.30	(0.06)	15.11	27.85	124,219	1.39		1.39		1.69		51
Year ended 12/31/11	13.31	0.20	(1.13)	(0.93)	(0.51)	11.87	(6.73)	62,349	1.39		1.39		1.52		47

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $215,377 and $212,067 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,005.00	$5.66	$1,019.56	$5.70	1.12%
Series II	1,000.00	1,003.50	6.92	1,018.30	6.97	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGOV-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Government Securities Fund (the Fund) had positive performance, but underperformed the Fund’s style-specific index, the Barclays U.S Government  Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	0.34%
Series II Shares	0.06
Barclays U.S. Aggregate Index▼(Broad Market Index)	0.55
Barclays U.S. Government Index▼ (Style-Specific Index)	0.86
Lipper VUF General U.S. Government Funds Index■ (Peer Group Index)	0.67

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Economic data during 2015 was generally positive, but there were certainly pockets of weakness (manufacturing, mining and drilling), as the year came to an end. Employment was strong during the year, pushing the unemployment rate down to 5%.1 Manufacturing started out the year relatively strong, but began to show signs of weakness as energy prices continued to test new lows. Housing remained relatively robust, and final consumer sales, including sales of autos, were very strong throughout the year. One of the missing components to a strong economic environment was rising inflation, as inflation in the price of goods (food, apparel, gas) remained unusually low, largely due to falling commodity and energy prices, while inflation on the service side (rents, medical care, education) was relatively strong. Combining goods inflation and service inflation produced very low inflation points.

    What 2015 is most likely to be remembered for is the US Federal Reserve (the

Fed) hiking rates for the first time since 2006. Market expectations for Fed hikes were pushed from early 2015 to late 2015 as inflation remained stubbornly low. As employment continued to look strong, and the market began to build in a large enough probability of a Fed rate hike, the Fed took advantage of that opportunity and raised the federal funds target rate to a range of 0.25% to 0.50% (up from a range of zero to 0.25%).2 Interest rates reacted accordingly as the very front end of the yield curve moved higher by 40 basis points during the year but rates further out the yield curve moved substantially less than that.3 A basis point is one one-hundredth of a percentage point.

    The year began positively for bonds as lower oil prices and a stronger dollar pushed long-end yields down significantly. That tone changed as the European Central Bank expanded its quantitative easing program dramatically in the first quarter of 2015, prompting a scramble by the market to add risky assets. However, when data suggested that China’s economy, the world’s second-largest, was slowing more quickly than expected, reverberations began to be felt around the globe.

    Fixed income overall had a mixed year, as Treasury rates moved somewhat higher throughout 2015 and growing global economic risk and concerns about Fed tightening monetary policy forced credit spreads wider. Agency mortgage-backed securities underperformed Treasuries for most of the year before a strong showing in December brought excess returns close to flat.

    Given this market backdrop, the Fund’s total return was positive, but the Fund underperformed its style-specific benchmark, the Barclays U.S. Government Index.

    Positive contributors to Fund performance included our underweight allocation to Treasuries relative to the style-specific benchmark as well as our yield curve positioning. In addition, our exposure to 15-year conventional mortgages and ultra-high coupon 30-year fixed rate mortgages performed well.

    There were several factors that detracted from the Fund’s performance during the year. Our small exposure to Treasury Inflation Protected Securities and volatility hedges to protect against large moves in interest rates offset our positive performance. In addition, the widening of credit spreads had an impact on our commercial mortgage-backed security positions.

    The Fund uses duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. Duration was managed

Portfolio Composition
By security type	% of total net assets

U.S. Government Sponsored Agency Mortgage-Backed Securities	50.0%
Non-U.S. Government Sponsored Agency Securities	19.9
U.S. Treasury Securities	18.9
U.S. Government Sponsored Agency Securities	9.5
Money Market Funds Plus Other Assets Less Liabilities	1.7

Top 10 Debt Issuers*
% of total net assets

1.	U.S. Treasury	18.5%
2.	Federal National Mortgage Association	13.4
3.	Federal Home Loan Mortgage Corp.	13.2
4.	Freddie Mac REMICs	8.2
5.	Fannie Mae REMICs	7.7
6.	Government National Mortgage Association	4.2
7.	Ginnie Mae REMICs	4.0
8.	Federal Agriculture Mortgage Corp.	3.2
9.	La Hipotecaria Panamanian Mortgage Trust	3.0
10.	Tennessee Valley Authority	2.7

Total Net Assets	$588.5 million

Total Number of Holdings*	740

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding US Treasury bills and money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Government Securities Fund

with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk.

    Please note that our strategy is implemented using derivative instruments, including futures, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: Bloomberg LP

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/5/93)	4.46%
10 Years	3.90
5 Years	2.39
1 Year	0.34

Series II Shares
Inception (9/19/01)	3.51%
10 Years	3.64
5 Years	2.13
1 Year	0.06

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above,

for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

¢	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
¢	Unless otherwise noted, all data provided by Invesco.
¢	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments,

thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage-and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have

Invesco V.I. Government Securities Fund

to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2015

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–50.02%
Collateralized Mortgage Obligations–20.11%
Fannie Mae REMICs, 4.00%, 07/25/2018 to 07/25/2040	$4,570,211	$4,797,214
5.00%, 08/25/2019	1,109,363	1,145,952
4.50%, 10/25/2022	46,991	47,015
3.00%, 10/25/2025 to 09/25/2036	1,415,644	1,441,443
2.50%, 03/25/2026	1,436,217	1,452,166
7.00%, 09/18/2027	437,487	485,765
6.50%, 03/25/2032	1,174,293	1,345,260
5.75%, 10/25/2035	659,671	727,960
0.52%, 05/25/2036(a)	4,336,939	4,351,336
4.25%, 02/25/2037	1,877,210	1,963,173
0.72%, 03/25/2037 to 03/25/2040(a)	5,347,111	5,387,242
0.62%, 06/25/2038(a)	6,939,838	6,958,194
6.57%, 06/25/2039(a)	4,760,214	5,544,439
0.77%, 02/25/2041(a)	4,853,881	4,883,897
0.69%, 05/25/2041(a)	2,791,089	2,803,535
0.74%, 11/25/2041(a)	2,080,045	2,092,254
Federal Home Loan Bank 5.77%, 03/23/2018	1,009,869	1,081,532
Freddie Mac REMICs, 4.00%, 12/15/2017 to 06/15/2039	2,989,394	3,142,354
5.00%, 02/15/2018 to 04/15/2019	1,116,819	1,145,414
4.50%, 07/15/2018	315,842	325,572
3.00%, 10/15/2018 to 04/15/2026	3,071,859	3,140,502
3.50%, 12/15/2027	382	382
0.70%, 12/15/2035 to 03/15/2040(a)	7,059,025	7,103,695
0.50%, 03/15/2036(a)	4,088,030	4,117,262
0.54%, 11/15/2036(a)	6,810,198	6,790,788
0.60%, 05/15/2037 to 06/15/2037(a)	5,156,071	5,184,069
1.06%, 11/15/2039(a)	1,271,184	1,298,173
0.65%, 03/15/2040 to 02/15/2042(a)	15,926,878	16,011,751
Ginnie Mae REMICs, 6.00%, 01/16/2025	710,445	781,265
4.50%, 01/16/2034 to 09/16/2034	781,322	793,469
5.73%, 08/20/2034(a)	1,658,752	1,861,826
4.00%, 12/20/2036 to 02/20/2038	768,870	781,985
5.88%, 01/20/2039(a)	5,687,352	6,413,908
1.14%, 09/16/2039(a)	2,027,684	2,078,113
4.50%, 07/20/2041(a)	1,264,438	1,341,559
1.73%, 09/20/2041(a)	5,565,746	5,766,139
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(a)	10,915,047	1,050,573
1.63%, 11/20/2064(a)	7,157,586	745,954
1.68%, 12/20/2064(a)	18,419,034	1,950,576
		118,333,706

	Principal Amount	Value
Federal Deposit Insurance Co. (FDIC)–0.03%
Series 2010-S1, Class 1A, Structured Sale Gtd., Floating Rate Notes, 0.79%, 02/25/2048(a)(b)	$157,461	$157,502

Federal Home Loan Mortgage Corp. (FHLMC)–12.31%
Pass Through Ctfs., 6.50%, 03/01/2016 to 12/01/2035	4,131,820	4,751,663
7.00%, 12/01/2016 to 12/01/2037	4,862,400	5,530,196
6.00%, 04/01/2017 to 07/01/2038	1,008,281	1,087,908
5.00%, 07/01/2018 to 01/01/2040	2,254,857	2,472,145
10.50%, 08/01/2019	88	89
4.50%, 09/01/2020 to 08/01/2041	13,540,595	14,745,822
8.50%, 09/01/2020 to 08/01/2031	577,698	658,043
10.00%, 03/01/2021	16,049	17,300
9.00%, 06/01/2021 to 06/01/2022	107,796	114,608
8.00%, 12/01/2021 to 09/01/2036	2,017,746	2,298,234
7.50%, 09/01/2022 to 06/01/2035	1,446,885	1,649,457
5.50%, 12/01/2022	622,037	659,196
3.50%, 08/01/2026	1,163,540	1,223,590
3.00%, 05/01/2027	1,863,592	1,936,392
7.05%, 05/20/2027	134,702	150,055
6.03%, 10/20/2030	1,007,476	1,152,722
Pass Through Ctfs., ARM, 2.62%, 09/01/2035(a)	7,104,676	7,504,406
2.57%, 07/01/2036(a)	5,536,574	5,867,066
2.32%, 10/01/2036(a)	3,359,356	3,534,641
2.75%, 10/01/2036(a)	227,534	241,836
2.84%, 11/01/2037(a)	2,850,930	3,017,182
2.66%, 01/01/2038(a)	133,816	142,949
2.37%, 06/01/2043(a)	4,782,774	4,969,310
2.92%, 02/01/2045(a)	2,922,157	2,978,974
2.78%, 08/01/2045(a)	2,514,529	2,562,500
3.12%, 09/01/2045(a)	3,106,176	3,183,573
		72,449,857

Federal National Mortgage Association (FNMA)–13.37%
Pass Through Ctfs., 7.00%, 02/01/2016 to 06/01/2036	6,486,194	7,114,252
6.50%, 03/01/2016 to 11/01/2037	4,192,622	4,668,856
7.50%, 04/01/2017 to 08/01/2037	6,382,584	7,413,115
6.00%, 09/01/2017 to 10/01/2038	3,245,451	3,649,348
5.00%, 11/01/2017 to 12/01/2033	513,690	541,256
8.50%, 11/01/2017 to 08/01/2037	1,460,701	1,679,258
8.00%, 12/01/2017 to 11/01/2037	4,563,439	5,401,711
4.50%, 04/01/2019 to 08/01/2041	10,217,766	10,991,768
5.50%, 03/01/2021 to 05/01/2035	2,297,472	2,623,541
6.75%, 07/01/2024	515,007	588,963
6.95%, 10/01/2025	21,422	22,291
3.50%, 03/01/2027 to 08/01/2027	13,157,090	13,825,013
3.00%, 05/01/2027 to 08/01/2027	6,025,331	6,241,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM, 2.63%, 10/01/2034(a)	$3,035,390	$3,224,278
2.46%, 05/01/2035(a)	544,005	575,400
2.37%, 03/01/2038(a)	148,459	157,599
2.79%, 02/01/2042(a)	2,324,086	2,405,334
2.29%, 06/01/2043(a)	3,717,929	3,744,798
2.26%, 08/01/2043(a)	3,780,781	3,837,723
		78,706,378

Government National Mortgage Association (GNMA)–4.20%
Pass Through Ctfs., 6.50%, 05/20/2016 to 01/15/2035	4,810,834	5,479,648
7.50%, 03/15/2017 to 10/15/2035	3,098,066	3,573,428
7.00%, 04/15/2017 to 12/15/2036	1,215,840	1,333,962
8.00%, 05/15/2017 to 01/15/2037	1,681,051	1,984,770
10.50%, 09/15/2017	137	137
8.50%, 12/15/2017 to 01/15/2037	184,559	194,307
10.00%, 06/15/2019	7,092	7,531
6.00%, 09/15/2020 to 08/15/2033	781,172	866,969
5.00%, 02/15/2025	205,494	225,207
6.95%, 08/20/2025 to 08/20/2027	328,815	338,191
6.38%, 10/20/2027 to 04/20/2028	368,030	419,618
6.10%, 12/20/2033	4,935,499	5,696,553
3.50%, 10/20/2042	4,461,084	4,598,570
		24,718,891
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $288,499,534)		294,366,334

Non-U.S. Government Sponsored Agency Securities–19.84%
Collateralized Mortgage Obligations–14.32%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.94%, 09/15/2048(a)	17,004,375	1,096,020
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.10%, 05/15/2032(a)(b)	2,460,000	2,423,495
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class B, Floating Rate Pass Through Ctfs., 1.38%, 06/15/2033(a)(b)	6,100,000	5,991,812
Commercial Mortgage Trust, Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.33%, 06/08/2030(a)(b)	5,900,000	5,894,340
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(a)(b)	4,620,000	4,687,883
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.37%, 08/10/2055(a)	6,200,000	6,430,145
Credit Suisse Mortgage Capital Trust, Series 2015-TOWN, Class B, Floating Rate Pass Through Ctfs., 2.23%, 03/15/2017(a)(b)	7,100,000	7,063,390

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 04/22/2013; Cost $10,201,863)(b)	$9,856,872	$10,300,431
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.50%, 09/08/2039 (Acquired 11/05/2010; Cost $17,575,178)(a)(b)	17,011,667	17,581,558
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	6,054,022	6,028,690
Towd Point Mortgage Trust, Series 2015-1, Class AES, Pass Through Ctfs., 3.00%, 10/25/2053(b)	5,069,908	5,066,153
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.14%, 05/15/2048(a)	5,900,000	5,873,423
Series 2015-C29, Class C, Variable Rate Pass Through Ctfs., 4.22%, 06/15/2048(a)	6,224,000	5,850,731
		84,288,071

Bonds & Notes–3.59%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	3,800,000	4,508,069
Private Export Funding Corp., Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	1,540,000	1,702,383
Series DD, Sec. Gtd. Notes, 2.13%, 07/15/2016	5,000,000	5,028,968
Series FF, Sec. Gtd. Notes, 1.38%, 02/15/2017	5,000,000	5,008,725
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,909,305
		21,157,450

Structured Agency Credit Risk Notes (STACR)–1.93%
Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 2.42%, 02/25/2024(a)(c)	4,300,000	4,288,783
Series 2014-DN2, Class M2, Floating Rate STACR® Debt Notes, 1.87%, 04/25/2024(a)(c)	6,050,000	5,950,000
Series 2014-DN4, Class M2, Floating Rate STACR® Debt Notes, 2.62%, 10/25/2024(a)(c)	1,100,000	1,103,565
		11,342,348
Total Non-U.S. Government Sponsored Agency Securities (Cost $116,448,237)		116,787,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount		Value
U.S. Treasury Securities–18.89%
U.S. Treasury Bills–0.39%(d)(e)
0.06%, 05/26/2016	$95,000		$94,853
0.23%, 05/26/2016	45,000		44,930
0.24%, 05/26/2016	110,000		109,830
0.29%, 05/26/2016	1,830,000		1,827,164
0.31%, 05/26/2016	245,000		244,620
			2,321,397

U.S. Treasury Notes–14.45%
0.63%, 08/31/2017	3,400,000		3,378,496
0.75%, 12/31/2017	5,000,000		4,967,554
0.88%, 01/31/2018	5,400,000		5,374,256
1.13%, 06/15/2018	7,400,000		7,385,635
1.00%, 08/15/2018	7,300,000		7,256,215
1.50%, 12/31/2018	5,500,000		5,526,385
1.63%, 06/30/2019	4,000,000		4,018,634
1.63%, 07/31/2019	2,700,000		2,710,055
1.75%, 09/30/2019	2,500,000		2,517,528
1.38%, 04/30/2020	2,000,000		1,974,269
1.38%, 08/31/2020	2,000,000		1,968,346
2.00%, 09/30/2020	4,000,000		4,044,206
1.75%, 12/31/2020	8,000,000		7,995,128
2.13%, 06/30/2021	4,500,000		4,556,838
2.13%, 08/15/2021	2,700,000		2,732,001
2.00%, 10/31/2021	2,500,000		2,506,984
2.00%, 11/15/2021	3,300,000		3,309,221
2.13%, 06/30/2022	3,000,000		3,014,986
2.00%, 07/31/2022	7,000,000		6,982,476
2.25%, 11/15/2025	2,800,000		2,793,177
			85,012,390

U.S. Treasury Bonds–3.07%
8.75%, 05/15/2020	3,500,000		4,535,663
7.88%, 02/15/2021	1,100,000		1,423,969
5.38%, 02/15/2031	3,800,000		5,147,934
3.38%, 05/15/2044	6,000,000		6,431,805
3.00%, 05/15/2045	500,000		496,995
			18,036,366

U.S. Treasury Inflation — Indexed Bonds–0.49%
0.75%, 02/15/2045	3,282,565	(f)	2,856,239

U.S. Treasury Inflation — Indexed Notes–0.49%
0.38%, 07/15/2025	3,008,820	(f)	2,912,183
Total U.S. Treasury Securities (Cost $110,058,928)			111,138,575

	Principal Amount	Value
U.S. Government Sponsored Agency Securities–9.53%
Federal Agricultural Mortgage Corp. (FAMC)–3.19%
Sr. Unsec. Medium-Term Notes, 2.00%, 07/27/2016	$4,000,000	$4,028,854
Series 2007-1, Sec. Gtd. Notes, 5.13%, 04/19/2017(b)	14,000,000	14,757,316
		18,786,170

Federal Farm Credit Bank (FFCB)–0.46%
Unsec. Medium-Term Notes, 5.75%, 12/07/2028	2,100,000	2,681,116

Federal Home Loan Bank (FHLB)–1.74%
Unsec. Bonds, 3.38%, 06/12/2020	6,220,000	6,643,467
2.88%, 09/11/2020	3,455,000	3,617,471
		10,260,938

Federal Home Loan Mortgage Corp. (FHLMC)–0.86%
Unsec. Global Notes, 2.38%, 01/13/2022	5,000,000	5,074,348

Financing Corp (FICO)–0.56%
Sec. Bonds, 9.80%, 04/06/2018	700,000	830,803
Series E, Sec. Bonds, 9.65%, 11/02/2018	1,985,000	2,431,936
		3,262,739

Tennessee Valley Authority (TVA)–2.72%
Sr. Unsec. Global Notes, 4.88%, 12/15/2016	13,553,000	14,072,337
Sr. Unsec. Global Notes, 1.88%, 08/15/2022	2,000,000	1,949,210
		16,021,547
Total U.S. Government Sponsored Agency Securities (Cost $54,705,679)		56,086,858

	Shares
Money Market Funds–1.11%
Government & Agency Portfolio–Institutional Class, 0.13% (Cost $6,528,420)(g)	6,528,420	6,528,420
TOTAL INVESTMENTS–99.39% (Cost $576,240,798)		584,908,056
OTHER ASSETS LESS LIABILITIES–0.61%		3,573,192
NET ASSETS–100.00%		$588,481,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
IO	– Interest Only
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2015.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $79,952,570, which represented 13.59% of the Fund’s Net Assets.
(c)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(f)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $569,712,378)	$578,379,636
Investments in affiliated money market funds, at value and cost	6,528,420
Total investments, at value (Cost $576,240,798)	584,908,056
Cash	47,813
Receivable for:
Short positions covered	133,867
Investments sold	16,743
Variation margin — futures	424,513
Fund shares sold	1,007,997
Dividends and interest	2,019,725
Principal paydowns	669,670
Investment for trustee deferred compensation and retirement plans	217,072
Other assets	10,827
Total assets	589,456,283

Liabilities:
Payable for:
Fund shares reacquired	243,474
Accrued fees to affiliates	483,883
Accrued trustees’ and officers’ fees and benefits	178
Trustee deferred compensation and retirement plans	247,500
Total liabilities	975,035
Net assets applicable to shares outstanding	$588,481,248

Net assets consist of:
Shares of beneficial interest	$589,458,017
Undistributed net investment income	11,306,883
Undistributed net realized gain (loss)	(21,231,111)
Net unrealized appreciation	8,947,459
$588,481,248

Net Assets:
Series I	$393,089,700
Series II	$195,391,548

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	34,122,078
Series II	17,108,388
Series I:
Net asset value per share	$11.52
Series II:
Net asset value per share	$11.42

Investment income:
Interest	$14,139,983
Dividends from affiliated money market funds	3,372
Total investment income	14,143,355

Expenses:
Advisory fees	3,005,040
Administrative services fees	1,698,764
Custodian fees	23,353
Distribution fees — Series II	501,090
Transfer agent fees	23,347
Trustees’ and officers’ fees and benefits	35,806
Other	111,449
Total expenses	5,398,849
Less: Fees waived	(2,458)
Net expenses	5,396,391
Net investment income	8,746,964

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,566,774
Futures contracts	1,475,129
Securities sold short	83,601
Swap agreements	206,340
3,331,844
Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,011,751)
Futures contracts	(2,874,753)
(9,886,504)
Net realized and unrealized gain (loss)	(6,554,660)
Net increase in net assets resulting from operations	$2,192,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$8,746,964	$9,666,678
Net realized gain	3,331,844	9,333,238
Change in net unrealized appreciation (depreciation)	(9,886,504)	11,266,181
Net increase in net assets resulting from operations	2,192,304	30,266,097

Distributions to shareholders from net investment income:
Series I	(9,684,904)	(16,177,318)
Series ll	(3,821,202)	(6,330,149)
Total distributions from net investment income	(13,506,106)	(22,507,467)

Share transactions–net:
Series l	(73,711,835)	(96,681,441)
Series ll	(13,837,280)	(16,660,069)
Net increase (decrease) in net assets resulting from share transactions	(87,549,115)	(113,341,510)
Net increase (decrease) in net assets	(98,862,917)	(105,582,880)

Net assets:
Beginning of year	687,344,165	792,927,045
End of year (includes undistributed net investment income of $11,306,883 and $12,310,425, respectively)	$588,481,248	$687,344,165

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Government Securities Fund

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Government Securities Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Securities Sold Short — The Fund may enter into short sales of securities which it concurrently holds (“covered”) or for which it holds no corresponding position (“not covered”). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund’s security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales. Margin interest earned is shown in the Statement of Operations as Interest and margin interest expenses incurred are shown in the Statement of Operations as Interest, facilities and maintenance fees.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

M.	Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the

Invesco V.I. Government Securities Fund

owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and

Invesco V.I. Government Securities Fund

Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $2,458.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $152,202 for accounting and fund administrative services and reimbursed $1,546,562 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Government Securities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,528,420	$—	$—	$6,528,420
U.S. Treasury Securities	—	111,138,575	—	111,138,575
U.S. Government Sponsored Agency Securities	—	350,453,192	—	350,453,192
Structured Agency Credit Risk Notes	—	11,342,348	—	11,342,348
Corporate Debt Securities	—	16,649,381	—	16,649,381
Collateralized Municipal Obligations	—	84,288,071	—	84,288,071
Foreign Sovereign Debt Securities	—	4,508,069	—	4,508,069
	6,528,420	578,379,636	—	584,908,056
Futures Contracts*	280,201	—	—	280,201
Total Investments	$6,808,621	$578,379,636	$—	$585,188,257

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$374,287	$(94,086)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Options(a)	Swap Agreements
Realized Gain (Loss):
Interest rate risk	$1,475,129	$(633,372)	$206,340
Change in Net Unrealized Appreciation (Depreciation):
Interest rate risk	(2,874,753)	172,976	—
Total	$(1,399,624)	$(460,396)	$206,340

(a)	Options purchased are included in the net realized gain (loss) from investment securities and change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the twelve months average notional value of futures contracts, the eight months average notional value of options purchased, options written and the four months average notional value of swap agreements outstanding during the period.

	Futures Contracts	Options Purchased	Swap Agreements
Average notional value	$142,014,147	$104,875,000	$38,750,000

Invesco V.I. Government Securities Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Short	95	March-2016	$(20,637,266)	$27,777
U.S. Treasury 5 Year Notes	Long	213	March-2016	25,202,227	(65,738)
U.S. Treasury 10 Year Notes	Long	85	March-2016	10,702,031	(27,607)
U.S. Treasury 30 Year Notes	Short	36	March-2016	(5,535,000)	(741)
U.S. Treasury Ultra Bonds	Long	397	March-2016	62,998,937	346,510
Total Futures Contracts — Interest Rate Risk					$280,201

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$13,506,106	$22,507,467

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$11,569,186
Net unrealized appreciation — investments	8,665,387
Temporary book/tax differences	(553,768)
Capital loss carryforward	(20,657,574)
Shares of beneficial interest	589,458,017
Total net assets	$588,481,248

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and TIPS.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Government Securities Fund

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$3,845,837	$—	$3,845,837
Not subject to expiration	9,837,916	6,973,821	16,811,737
	$13,683,753	$6,973,821	$20,657,574

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $280,816,740 and $349,006,467, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $95,735,680 and $119,727,855, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,371,770
Aggregate unrealized (depreciation) of investment securities	(2,706,383)
Net unrealized appreciation of investment securities	$8,665,387

Cost of investments for tax purposes is $576,242,669.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and dollar rolls, on December 31, 2015, undistributed net investment income was increased by $3,755,600 and undistributed net realized gain (loss) was decreased by $3,755,600. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	5,071,141	$59,701,741	3,780,129	$44,538,169
Series II	2,597,649	30,202,874	2,344,721	27,332,900

Issued as reinvestment of dividends:
Series I	834,905	9,684,904	1,398,212	16,177,318
Series II	331,990	3,821,202	551,407	6,330,149

Reacquired:
Series I	(12,198,556)	(143,098,480)	(13,365,628)	(157,396,928)
Series II	(4,103,260)	(47,861,356)	(4,310,995)	(50,323,118)
Net increase (decrease) in share activity	(7,466,131)	$(87,549,115)	(9,602,154)	$(113,341,510)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$11.74	$0.17	$(0.13)	$0.04	$(0.26)	$11.52	0.34%	$393,090	0.77	%(d)	0.77	%(d)	1.44	%(d)	59%
Year ended 12/31/14	11.64	0.16	0.32	0.48	(0.38)	11.74	4.14	474,556	0.78		0.78		1.36		55
Year ended 12/31/13	12.40	0.13	(0.45)	(0.32)	(0.44)	11.64	(2.62)	565,690	0.74		0.76		1.10		139
Year ended 12/31/12	12.49	0.19	0.12	0.31	(0.40)	12.40	2.47	873,212	0.65		0.76		1.49		118
Year ended 12/31/11	12.00	0.25	0.67	0.92	(0.43)	12.49	7.91	970,029	0.63		0.75		2.03		85
Series II
Year ended 12/31/15	11.64	0.14	(0.13)	0.01	(0.23)	11.42	0.06	195,392	1.02	(d)	1.02	(d)	1.19	(d)	59
Year ended 12/31/14	11.54	0.13	0.31	0.44	(0.34)	11.64	3.88	212,788	1.03		1.03		1.11		55
Year ended 12/31/13	12.29	0.10	(0.45)	(0.35)	(0.40)	11.54	(2.85)	227,237	0.99		1.01		0.85		139
Year ended 12/31/12	12.39	0.16	0.12	0.28	(0.38)	12.29	2.22	261,083	0.90		1.01		1.24		118
Year ended 12/31/11	11.92	0.21	0.67	0.88	(0.41)	12.39	7.63	295,318	0.88		1.00		1.78		85

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $309,171,077 and sold of $25,033,352 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $439,573 and $200,436 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,002.60	$3.84	$1,021.37	$3.87	0.76%
Series II	1,000.00	1,001.50	5.10	1,020.11	5.14	1.01

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	10.41%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIGRI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Growth and Income Fund (the Fund) outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.06%
Series II Shares	-3.31
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 1000 Value Index▼ (Style-Specific Index)	-3.83
Lipper VUF Large-Cap Value Funds Index■ (Peer Group Index)	-3.86

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    For the reporting period, value stocks, as a group, underperformed growth stocks by a large margin, regardless of market capitalization. Sector performance within the Russell 1000 Value Index was mainly negative, with health care, telecommunication services and industrials being the only sectors with positive performance.

    Strong stock selection in the information technology sector was a large contributor to the Fund’s performance relative to its style-specific index for the reporting period. Notably, Amdocs, in the software and services industry, was a large driver of Fund performance, posting a double-digit return for the year. Amdocs’ stock price rallied when the company reported record revenues in July 2015, after expanding its product suite and renewing major service contracts. Also, not owning HP, a component of the style-specific index, helped relative Fund performance, as the stock struggled during the reporting period.

    Stock selection in the consumer discretionary sector also added to Fund performance relative to the style-specific benchmark. Within the sector, Carnival was a notable contributor to Fund performance. The stock rose more than 20% for the reporting period. The cruise line operator reported higher-than-expected earnings and raised its outlook for 2016.

    Energy was the worst-performing sector during the year, with continued weak oil prices driving down stock prices throughout the sector. As such, the Fund’s meaningful underweight exposure to the sector relative to the style-specific index was a positive contributor to the Fund’s relative return.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the

Portfolio Composition
By sector	% of total net assets

Financials	31.3%
Health Care	13.6
Information Technology	12.6
Energy	10.8
Consumer Discretionary	8.8
Industrials	8.2
Consumer Staples	7.5
Telecommunication Services	2.6
Utilities	1.6
Materials	0.6
Money Market Funds
Plus Other Assets Less Liabilities	2.4

Top 10 Equity Holdings*
% of total net assets

1.	Citigroup Inc.	4.6%
2.	JPMorgan Chase & Co.	4.6
3.	General Electric Co.	3.7
4.	Bank of America Corp.	2.9
5.	Morgan Stanley	2.3
6.	Carnival Corp.	2.2
7.	PNC Financial Services
	Group, Inc. (The)	1.9
8.	Citizens Financial Group Inc.	1.8
9.	Royal Dutch Shell PLC- Class A	1.8
10.	Merck & Co., Inc.	1.8

Total Net Assets	$1.6 billion

Total Number of Holdings*	82

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Growth and Income Fund

portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated.

    Stock selection in the consumer staples sector was a large detractor from the Fund’s performance, relative to the style-specific index, for the year. The stock of Archer-Daniels-Midland sold off during the fourth quarter after the company’s third-quarter profits missed analysts’ expectations. Also, the company admitted that it may continue to be challenged by the strong US dollar and depressed ethanol margins.

    Stock selection in and underweight exposure to the industrials sector also detracted from the Fund’s relative performance. In the commercial and professional services industry, Tyco International performed poorly for the reporting period, falling by double digits. In the fourth quarter, Tyco met analysts’ earnings expectations; however, revenue fell short due to the foreign exchange impact of the strong US dollar.

    Stock selection in the materials sector also detracted from Fund performance. Mosaic, a potash producer for fertilizer, was a large detractor, posting a negative return for the reporting period due to the impact of slowing emerging market economies and waning demand for fertilizer.

    Equity markets experienced continued volatility during the reporting period based on political unrest in Eastern Europe, a sluggish Chinese economy and the effects on the global economy of falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Brian Jurkash

Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli

Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Matthew Titus

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Growth and Income Fund. He joined the management team effective January 25, 2016, after the close of the reporting period. Mr. Titus joined Invesco in 2016. He earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (12/23/96)	8.51%
10 Years	6.23
5 Years	10.00
1 Year	-3.06

Series II Shares
Inception (9/18/00)	5.89%
10 Years	5.96
5 Years	9.71
1 Year	-3.31

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.83% and 1.08%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2017. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–97.63%
Aerospace & Defense–1.24%
General Dynamics Corp.	143,572	$19,721,050

Agricultural Products–1.02%
Archer-Daniels-Midland Co.	439,124	16,107,068

Application Software–0.93%
Citrix Systems, Inc.(b)	195,255	14,771,041

Asset Management & Custody Banks–2.54%
Northern Trust Corp.	249,071	17,955,528
State Street Corp.	335,335	22,252,831
		40,208,359

Automobile Manufacturers–0.88%
General Motors Co.	408,903	13,906,791

Biotechnology–1.22%
Amgen Inc.	96,375	15,644,554
Baxalta Inc.	94,218	3,677,328
		19,321,882

Broadcasting–0.26%
CBS Corp.–Class B	88,254	4,159,411

Cable & Satellite–2.33%
Comcast Corp.–Class A	381,525	21,529,456
Time Warner Cable Inc.	83,298	15,459,276
		36,988,732

Communications Equipment–4.16%
Cisco Systems, Inc.	930,393	25,264,822
Juniper Networks, Inc.	746,056	20,591,146
QUALCOMM, Inc.	400,647	20,026,340
		65,882,308

Construction Machinery & Heavy Trucks–0.69%
Caterpillar Inc.	161,034	10,943,871

Data Processing & Outsourced Services–1.09%
PayPal Holdings, Inc.(b)	476,278	17,241,264

Diversified Banks–13.02%
Bank of America Corp.	2,714,630	45,687,223
Citigroup Inc.	1,408,785	72,904,624
Comerica Inc.	365,154	15,274,392
JPMorgan Chase & Co.	1,096,551	72,405,262
		206,271,501

Electric Utilities–0.77%
FirstEnergy Corp.	384,914	12,213,321

Fertilizers & Agricultural Chemicals–0.64%
Mosaic Co. (The)	366,929	10,123,571

	Shares	Value
Food Distributors–0.80%
Sysco Corp.	309,856	$12,704,096

General Merchandise Stores–1.77%
Target Corp.	385,947	28,023,612

Health Care Equipment–2.34%
Baxter International Inc.	402,703	15,363,120
Medtronic PLC	282,834	21,755,591
		37,118,711

Health Care Services–0.84%
Express Scripts Holding Co.(b)	151,889	13,276,617

Hotels, Resorts & Cruise Lines–2.17%
Carnival Corp.	629,602	34,300,717

Household Products–1.32%
Procter & Gamble Co. (The)	263,030	20,887,212

Hypermarkets & Super Centers–1.51%
Wal-Mart Stores, Inc.	389,677	23,887,200

Industrial Conglomerates–3.67%
General Electric Co.	1,866,532	58,142,472

Industrial Machinery–0.80%
Ingersoll-Rand PLC	230,468	12,742,576

Insurance Brokers–3.05%
Aon PLC	176,648	16,288,712
Marsh & McLennan Cos., Inc.	310,122	17,196,265
Willis Group Holdings PLC	304,366	14,783,057
		48,268,034

Integrated Oil & Gas–4.90%
Exxon Mobil Corp.	182,120	14,196,254
Occidental Petroleum Corp.	248,390	16,793,648
Royal Dutch Shell PLC–Class A (United Kingdom)	1,275,324	28,651,104
TOTAL S.A. (France)	404,765	18,026,552
		77,667,558

Integrated Telecommunication Services–1.66%
Koninklijke KPN N.V. (Netherlands)	1,169,017	4,414,246
Orange S.A. (France)	251,913	4,226,178
Telecom Italia S.p.A. (Italy)(b)	2,353,446	2,966,326
Telefónica, S.A. (Spain)	189,927	2,096,348
Verizon Communications Inc.	273,917	12,660,444
		26,363,542

Internet Software & Services–1.04%
eBay Inc.(b)	602,002	16,543,015

Investment Banking & Brokerage–4.48%
Charles Schwab Corp. (The)	539,682	17,771,728
Goldman Sachs Group, Inc. (The)	90,442	16,300,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Morgan Stanley	1,159,115	$36,871,448
		70,943,538

IT Consulting & Other Services–0.58%
Amdocs Ltd.	169,267	9,236,900

Managed Health Care–1.51%
Anthem, Inc.	84,353	11,762,182
UnitedHealth Group Inc.	103,408	12,164,917
		23,927,099

Movies & Entertainment–0.72%
Time Warner Inc.	176,096	11,388,128

Multi-Utilities–0.82%
PG&E Corp.	243,262	12,939,106

Oil & Gas Equipment & Services–1.97%
Baker Hughes Inc.	341,179	15,745,411
Weatherford International PLC(b)	1,847,283	15,498,704
		31,244,115

Oil & Gas Exploration & Production–3.94%
Anadarko Petroleum Corp.	152,267	7,397,131
Apache Corp.	557,484	24,791,313
Canadian Natural Resources Ltd. (Canada)	785,198	17,143,145
Devon Energy Corp.	410,227	13,127,264
		62,458,853

Other Diversified Financial Services–1.25%
Voya Financial, Inc.	538,134	19,862,526

Packaged Foods & Meats–1.36%
Mondelez International, Inc.–Class A	479,618	21,506,071

Pharmaceuticals–7.69%
Eli Lilly and Co.	221,264	18,643,705
Merck & Co., Inc.	537,889	28,411,297
Novartis AG (Switzerland)	259,785	22,204,429
Pfizer Inc.	499,918	16,137,353
Sanofi (France)	169,462	14,475,198
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	334,643	21,965,966
		121,837,948

Publishing–0.70%
Thomson Reuters Corp.	291,722	11,045,877

	Shares	Value
Railroads–0.89%
CSX Corp.	542,801	$14,085,686

Regional Banks–6.31%
BB&T Corp.	364,799	13,793,050
Citizens Financial Group Inc.	1,114,600	29,191,374
Fifth Third Bancorp	854,707	17,179,611
First Horizon National Corp.	713,760	10,363,795
PNC Financial Services Group, Inc. (The)	309,136	29,463,752
		99,991,582

Security & Alarm Services–0.93%
Tyco International PLC	459,894	14,666,020

Semiconductor Equipment–1.09%
Applied Materials, Inc.	923,406	17,239,990

Semiconductors–1.33%
Intel Corp.	610,744	21,040,131

Specialized Finance–0.68%
CME Group Inc.–Class A	119,204	10,799,882

Systems Software–1.43%
Microsoft Corp.	407,357	22,600,166

Technology Hardware, Storage & Peripherals–0.92%
NetApp, Inc.	549,931	14,589,669

Tobacco–1.45%
Philip Morris International Inc.	260,749	22,922,445

Wireless Telecommunication Services–0.92%
Vodafone Group PLC–ADR (United Kingdom)	451,622	14,569,326
Total Common Stocks & Other Equity Interests (Cost $1,408,119,640)		1,546,680,590

Money Market Funds–2.54%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	20,132,678	20,132,678
Premier Portfolio–Institutional Class, 0.24%(c)	20,132,679	20,132,679
Total Money Market Funds (Cost $40,265,357)		40,265,357
TOTAL INVESTMENTS–100.17% (Cost $1,448,384,997)		1,586,945,947
OTHER ASSETS LESS LIABILITIES–(0.17)%		(2,768,861)
NET ASSETS–100.00%		$1,584,177,086

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $1,408,119,640)	$1,546,680,590
Investments in affiliated money market funds, at value and cost	40,265,357
Total investments, at value (Cost $1,448,384,997)	1,586,945,947
Cash	66,836
Foreign currencies, at value (Cost $664,359)	661,785
Receivable for:
Investments sold	602,901
Fund shares sold	33,235
Dividends	3,436,874
Fund expenses absorbed	16,142
Investment for trustee deferred compensation and retirement plans	178,310
Unrealized appreciation on forward foreign currency contracts outstanding	1,305,569
Total assets	1,593,247,599

Liabilities:
Payable for:
Investments purchased	526,466
Fund shares reacquired	6,355,876
Accrued fees to affiliates	1,931,284
Accrued trustees’ and officers’ fees and benefits	358
Accrued other operating expenses	46,262
Trustee deferred compensation and retirement plans	210,267
Total liabilities	9,070,513
Net assets applicable to shares outstanding	$1,584,177,086

Net assets consist of:
Shares of beneficial interest	$1,252,263,152
Undistributed net investment income	17,242,643
Undistributed net realized gain	174,839,336
Net unrealized appreciation	139,831,955
$1,584,177,086

Net Assets:
Series I	$149,066,116
Series II	$1,435,110,970

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,605,377
Series II	73,313,397
Series I:
Net asset value per share	$19.60
Series II:
Net asset value per share	$19.58

Investment income:
Dividends (net of foreign withholding taxes of $1,166,787)	$41,170,843
Dividends from affiliated money market funds	67,430
Total investment income	41,238,273

Expenses:
Advisory fees	10,623,034
Administrative services fees	4,848,871
Custodian fees	98,200
Distribution fees — Series II	4,319,625
Transfer agent fees	32,702
Trustees’ and officers’ fees and benefits	52,342
Other	92,595
Total expenses	20,067,369
Less: Fees waived	(1,130,627)
Net expenses	18,936,742
Net investment income	22,301,531

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	165,335,667
Foreign currencies	(153,556)
Forward foreign currency contracts	13,419,594
178,601,705
Change in net unrealized appreciation (depreciation) of:
Investment securities	(268,899,884)
Foreign currencies	14,851
Forward foreign currency contracts	(2,077,668)
(270,962,701)
Net realized and unrealized gain (loss)	(92,360,996)
Net increase (decrease) in net assets resulting from operations	$(70,059,465)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$22,301,531	$42,740,162
Net realized gain	178,601,705	395,204,349
Change in net unrealized appreciation (depreciation)	(270,962,701)	(249,263,259)
Net increase (decrease) in net assets resulting from operations	(70,059,465)	188,681,252

Distributions to shareholders from net investment income:
Series I	(4,613,558)	(2,868,324)
Series ll	(39,391,652)	(27,337,329)
Total distributions from net investment income	(44,005,210)	(30,205,653)

Distributions to shareholders from net realized gains:
Series l	(23,975,128)	(18,653,014)
Series ll	(230,492,529)	(213,598,375)
Total distributions from net realized gains	(254,467,657)	(232,251,389)

Share transactions–net:
Series l	20,537,185	(3,091,739)
Series ll	(58,547,345)	(438,796,408)
Net increase (decrease) in net assets resulting from share transactions	(38,010,160)	(441,888,147)
Net increase (decrease) in net assets	(406,542,492)	(515,663,937)

Net assets:
Beginning of year	1,990,719,578	2,506,383,515
End of year (includes undistributed net investment income of $17,242,643 and $39,229,409, respectively)	$1,584,177,086	$1,990,719,578

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Growth and Income Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Growth and Income Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating

Invesco V.I. Growth and Income Fund

expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2017. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $1,130,627.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $400,181 for accounting and fund administrative services and reimbursed $4,448,690 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $11,911 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,504,360,764	$82,585,183	$—	$1,586,945,947
Forward Foreign Currency Contracts*	—	1,305,569	—	1,305,569
Total Investments	$1,504,360,764	$83,890,752	$—	$1,588,251,516

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$1,305,569	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

Invesco V.I. Growth and Income Fund

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$13,419,594
Change in Unrealized Appreciation (Depreciation):
Currency risk	(2,077,668)
Total	$11,341,926

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$178,582,944

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
01/15/16	Bank of New York Mellon (The)	CAD	14,420,929	USD	10,610,997	$10,418,956	$192,041
01/15/16	State Street Bank and Trust Co.	CAD	14,420,928	USD	10,608,850	10,418,955	189,895
01/15/16	Bank of New York Mellon (The)	CHF	8,309,831	USD	8,390,972	8,301,621	89,351
01/15/16	State Street Bank and Trust Co.	CHF	8,309,830	USD	8,392,666	8,301,620	91,046
01/15/16	Bank of New York Mellon (The)	EUR	16,403,132	USD	17,889,748	17,832,854	56,894
01/15/16	State Street Bank and Trust Co.	EUR	16,403,132	USD	17,894,915	17,832,854	62,061
01/15/16	Bank of New York Mellon (The)	GBP	11,037,449	USD	16,564,562	16,271,523	293,039
01/15/16	State Street Bank and Trust Co.	GBP	11,037,450	USD	16,570,082	16,271,524	298,558
01/15/16	Bank of New York Mellon (The)	ILS	32,154,719	USD	8,277,485	8,265,623	11,862
01/15/16	State Street Bank and Trust Co.	ILS	32,154,719	USD	8,286,444	8,265,622	20,822
Total open forward foreign currency contracts — Currency Risk							$1,305,569

Currency Abbreviations:

CAD	–Canadian Dollar
CHF	–Swiss Franc

EUR	–Euro
GBP	–British Pound Sterling

ILS	–Israeli Shekel
USD	–U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Bank of New York Mellon (The)	$662,382	$—	$—	$—	$662,382
State Street Bank and Trust Co.	643,187	—	—	—	643,187
Total	$1,305,569	$—	$—	$—	$1,305,569

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $260,266.

Invesco V.I. Growth and Income Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$59,704,246	$46,556,343
Long-term capital gain	238,768,621	215,900,699
Total distributions	$298,472,867	$262,457,042

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$17,466,631
Undistributed long-term gain	176,902,217
Net unrealized appreciation — investments	137,803,637
Net unrealized appreciation (depreciation) — other investments	(34,564)
Temporary book/tax differences	(223,987)
Shares of beneficial interest	1,252,263,152
Total net assets	$1,584,177,086

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $401,424,966 and $674,845,397, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$253,827,900
Aggregate unrealized (depreciation) of investment securities	(116,024,263)
Net unrealized appreciation of investment securities	$137,803,637

Cost of investments for tax purposes is $1,449,142,310.

Invesco V.I. Growth and Income Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2015, undistributed net investment income was decreased by $283,087, undistributed net realized gain was increased by $283,087. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	873,247	$20,855,550	581,688	$15,339,280
Series II	9,865,909	222,630,272	4,416,406	110,573,933

Issued as reinvestment of dividends:
Series I	1,523,917	28,588,686	878,063	21,521,338
Series II	14,393,823	269,884,181	9,846,167	240,935,704

Reacquired:
Series I	(1,228,356)	(28,907,051)	(1,513,399)	(39,952,357)
Series II	(23,832,436)	(551,061,798)	(30,433,883)	(790,306,045)
Net increase in share activity	1,596,104	$(38,010,160)	(16,224,958)	$(441,888,147)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$25.15	$0.33		$(1.30)	$(0.97)	$(0.74)	$(3.84)	$(4.58)	$19.60	(3.06)%	$149,066	0.78	%(e)	0.84	%(e)	1.41	%(e)	22%
Year ended 12/31/14	26.29	0.59	(d)	2.02	2.61	(0.50)	(3.25)	(3.75)	25.15	10.28	161,866	0.78		0.83		2.22	(d)	31
Year ended 12/31/13	20.07	0.32		6.47	6.79	(0.36)	(0.21)	(0.57)	26.29	34.08	170,637	0.75		0.83		1.37		29
Year ended 12/31/12	17.77	0.33		2.27	2.60	(0.30)	—	(0.30)	20.07	14.63	139,947	0.66		0.84		1.72		31
Year ended 12/31/11	18.40	0.30		(0.70)	(0.40)	(0.23)	—	(0.23)	17.77	(2.01)	156,617	0.61		0.84		1.65		28
Series II
Year ended 12/31/15	25.09	0.27		(1.29)	(1.02)	(0.65)	(3.84)	(4.49)	19.58	(3.26)	1,435,111	1.03	(e)	1.09	(e)	1.16	(e)	22
Year ended 12/31/14	26.23	0.52	(d)	2.01	2.53	(0.42)	(3.25)	(3.67)	25.09	9.96	1,828,854	1.03		1.08		1.97	(d)	31
Year ended 12/31/13	20.03	0.26		6.46	6.72	(0.31)	(0.21)	(0.52)	26.23	33.77	2,335,747	1.00		1.08		1.12		29
Year ended 12/31/12	17.74	0.28		2.27	2.55	(0.26)	—	(0.26)	20.03	14.35	1,946,286	0.91		1.09		1.47		31
Year ended 12/31/11	18.37	0.25		(0.69)	(0.44)	(0.19)	—	(0.19)	17.74	(2.26)	1,724,830	0.86		1.09		1.40		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 1.29%, and $0.28 and 1.04%, for Series I and Series II, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $158,156 and $1,727,850 for Series I and Series II shares, respectively.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$950.10	$3.83	$1,021.27	$3.97	0.78%
Series II	1,000.00	948.70	5.06	1,020.01	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$238,768,621
Corporate Dividends Received Deduction*	61.60%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIHYI-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. High Yield Fund (the Fund) outperformed the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	-3.17%
Series II Shares	-3.37
Barclays U.S. Aggregate Index▼ (Broad Market Index)	0.55
Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	-4.43
Lipper VUF High Current Yield Bond Funds Classification Average■ (Peer Group)	-3.29

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The high yield market produced negative results for the year ended December 31, 2015, as the market sold off during the second half of the year. The US economy continued its modest, but steady growth, during the year – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline, which hurt commodity- and materials-based economies and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending.

    The high yield market had a fairly strong first quarter and despite increased volatility in the second quarter, performed well through the first half of 2015. The second half of the year was a different story as credit concerns in commodity sectors remained prevalent in the market and spread to other sectors as well. There was also uncertainty regarding the Fed interest rate hike as a significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates. This increased investor uncertainty and market volatility. The global economy continued to expand, albeit slowly, during

2015. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. Late in the fourth quarter, investors became fearful about the level of liquidity in the high yield market after the closure of a distressed debt fund. However, these fears were overblown, as the fund was a highly concentrated portfolio that invested in illiquid, distressed names and was not representative of most high yield funds. Additionally, the normally strong seasonal performance did not occur as investors were decidedly risk averse. The lowest credit tier of the market underperformed as investors remained risk averse through year end.

    The par-weighted high yield default rate decreased to 1.82% in December 2015, which is consistent with the default rate seen over the last few years.1 New issuance was down again in 2015 after the record-breaking year in 2013, which saw $399 billion of new issuance.1 Due to the challenging macroeconomic backdrop, new issuance slowed down considerably in the second half of the year and ended at $293 billion.1

    The Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market, and which is the Fund’s style-specific index, generated a negative return for the year ended December 31, 2015. Likewise, the Fund generated negative returns for the year; however, it outperformed its style-specific index.

Portfolio Composition†
By credit quality, based on total investments*

BBB	4.8%
BB	45.3
B	40.0
CCC	7.5
Non-Rated	2.4

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top 10 Debt Issuers*

1.	HCA, Inc.	2.0%
2.	Valeant Pharmaceuticals International, Inc.	1.9
3.	T-Mobile USA, Inc.	1.6
4.	Tenet Healthcare Corp.	1.5
5.	CCO Holdings LLC/CCO Holdings Capital Corp.	1.5
6.	International Lease Finance Corp.	1.4
7.	Treehouse Foods Inc.	1.3
8.	DISH DBS Corp.	1.3
9.	Alphabet Holding Co., Inc.	1.2
10.	TransDigm Inc.	1.2

Total Net Assets	$144.4 million

Total Number of Holdings*	292

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding US Treasury bills and money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. High Yield Fund

    The most significant contributor to the Fund’s performance versus its style-specific index was credit selection in the independent energy sector. Additionally, underweight exposure to the metals and mining and the oil field services sectors contributed to the Fund’s relative performance, as these were two of the worst-performing sectors in the market. Also helping relative performance was our overweight allocation to, and credit selection in, the building materials sector.

    The leading detractor from Fund performance was the environmental sector; this was due both to an overweight allocation and to our credit selection. Similarly, the cable satellite and midstream sectors were detractors due to both credit selection and sector allocation. Additionally, issuer selection in the home construction, automotive and transportation sectors hindered Fund performance relative to the style-specific index. Finally, our underweight exposure to higher-rated credits throughout the year hurt our relative performance as the highest-rated tier of the high yield market outperformed.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-dollar-denominated debt. The use of currency forward contracts had a positive impact on the Fund’s performance relative to our style-specific index for the reporting period. This was due to the strengthening of the US dollar. We also used credit default swaps (CDX) to efficiently manage the portfolio and to take advantage of relative value opportunities. The use of CDX also had a small benefit to Fund performance.

    At the close of 2015, we were awaiting fourth quarter earnings reports. We generally expected fourth quarter earnings to look similar to third quarter earnings in that the known trouble spots were still likely under pressure. We remained underweight in the metals and mining sector, as we expect little fundamental improvement in the coming months. The building materials and home builders sectors continued to be an attractive area for us. Despite the December 2015 interest rate hike, we believe there may be continued gains in these sectors. We were slightly underweight in the energy sector, specifically the exploration and production segment of the sector. Within the energy sector, we found the most value in higher-related credits with exposure to the Permian Basin in Texas. We think mergers and acquisitions may accelerate going forward, and that this will be an area of investor interest. With recent market volatility, average yields are above the 9% level, and we believe there is some value in the market through careful credit selection.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Source: JP Morgan High Yield Market Monitor

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/1/98)	3.86%
10 Years	6.07
5 Years	4.51
1 Year	-3.17

Series II Shares
Inception (3/26/02)	6.65%
10 Years	5.82
5 Years	4.28
1 Year	-3.37

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.99% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the FRB’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

    Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original

Invesco V.I. High Yield Fund

purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, noninvestment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

    The Lipper VUF High Current Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Current Yield Bond Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2015

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–92.30%
Advertising–0.26%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 05/01/2023	$370,000	$376,938

Aerospace & Defense–3.61%
Aerojet Rocketdyne Holdings, Inc., Sec. Gtd. Second Lien Global Notes, 7.13%, 03/15/2021	461,000	482,321
Bombardier Inc. (Canada), Sr. Unsec. Notes,
7.50%, 03/15/2018(b)	290,000	285,650
7.50%, 03/15/2025(b)	432,000	302,940
7.75%, 03/15/2020(b)	797,000	650,551
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2025(b)	110,000	112,338
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	749,000	716,231
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	500,000	511,250
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/2023(b)	380,000	388,075
TransDigm Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/2020	520,000	505,050
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(b)	1,297,000	1,264,575
		5,218,981

Agricultural & Farm Machinery–0.29%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	564,000	423,000

Airlines–0.50%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	690,000	722,775

Alternative Carriers–2.21%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	565,000	577,712
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	1,122,000	1,150,050
Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes,
5.13%, 05/01/2023(b)	190,000	190,950
5.38%, 01/15/2024(b)	780,000	787,800
5.38%, 05/01/2025(b)	480,000	478,800
		3,185,312

Apparel Retail–0.81%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	995,000	881,819
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	411,000	293,351
		1,175,170

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.17%
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/2021	$244,000	$251,930

Auto Parts & Equipment–1.21%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	670,000	701,825
Dana Holding Corp., Sr. Unsec. Notes,
5.38%, 09/15/2021	133,000	133,000
5.50%, 12/15/2024	313,000	305,566
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 5.63%, 05/31/2020(b)	220,000	224,708
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	368,000	375,820
		1,740,919

Biotechnology–0.00%
Savient Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/2018(c)	120,000	0

Broadcasting–1.45%
IHeartCommunications, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	514,000	505,005
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	411,000	424,358
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	299,000	291,525
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	374,000	393,635
Tribune Media Co., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(b)	475,000	476,187
		2,090,710

Building Products–4.54%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	408,000	417,690
BMC Stock Holdings, Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(b)	742,000	774,463
Builders FirstSource, Inc.,
Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	1,210,000	1,278,062
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	435,000	433,369
Building Materials Corp. of America, Sr. Unsec. Notes,
5.38%, 11/15/2024(b)	1,115,000	1,117,787
6.00%, 10/15/2025(b)	250,000	258,750
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	1,010,000	1,031,462
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021(b)	215,000	179,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Building Products–(continued)
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	$150,000	$158,063
Norbord Inc. (Canada),
Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(b)	449,000	453,490
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	460,000	455,400
		6,558,061

Cable & Satellite–7.10%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes,
5.13%, 05/01/2023(b)	1,118,000	1,123,590
5.38%, 05/01/2025(b)	1,010,000	1,012,525
CCOH Safari LLC, Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	998,000	1,005,485
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	333,000	278,888
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.13%, 05/01/2020	600,000	595,500
5.88%, 11/15/2024	1,480,000	1,317,200
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	517,000	550,605
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	1,028,000	812,120
Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	370,000	357,975
Numericable-SFR SA (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	1,645,000	1,603,875
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	890,000	855,005
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	590,000	548,700
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	200,000	186,500
		10,247,968

Casinos & Gaming–1.71%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	1,245,000	1,285,462
Churchill Downs Inc., Sr. Unsec. Gtd. Notes, 5.38%, 12/15/2021(b)	329,000	332,290
MGM Resorts International, Sr. Unsec. Gtd. Notes,
6.00%, 03/15/2023	375,000	373,125
7.75%, 03/15/2022	319,000	339,735
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(b)	135,000	135,338
		2,465,950

	Principal Amount	Value
Commercial Printing–0.48%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	$698,000	$695,382

Computer & Electronics Retail–0.46%
Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	879,000	657,052

Construction & Engineering–0.65%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	913,000	939,185

Construction Machinery & Heavy Trucks–3.35%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	1,182,000	1,207,117
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	1,142,000	1,003,532
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	186,000	160,193
6.75%, 06/15/2021	497,000	459,725
Navistar International Corp.,
Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	770,000	515,900
Sr. Unsec. Sub. Conv. Bonds, 4.75%, 04/15/2019	455,000	219,538
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 03/01/2022	1,088,000	1,094,800
5.38%, 03/01/2025	179,000	177,210
		4,838,015

Construction Materials–0.37%
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. First Lien Notes, 5.88%, 03/25/2019(b)	430,000	410,650
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/2021(b)	120,000	118,350
		529,000

Consumer Finance–0.92%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.63%, 03/30/2025	599,000	590,015
5.13%, 09/30/2024	176,000	181,060
Unsec. Sub. Global Notes, 5.75%, 11/20/2025	170,000	172,550
Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/2023(b)	380,000	380,000
		1,323,625

Data Processing & Outsourced Services–0.98%
First Data Corp.,
Sr. Sec. First Lien Notes, 5.00%, 01/15/2024(b)	343,000	343,000
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,065,000	1,068,994
		1,411,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Diversified Banks–0.38%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	$500,000	$544,548

Diversified Chemicals–0.39%
Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(b)	317,000	226,655
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	350,000	335,125
		561,780

Diversified Metals & Mining–0.72%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.88%, 04/01/2022(b)	175,000	110,250
8.25%, 11/01/2019(b)	845,000	680,225
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/2020	102,000	75,735
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	188,000	173,900
		1,040,110

Electrical Components & Equipment–1.03%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	858,000	858,000
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	270,000	263,925
5.00%, 10/01/2025(b)	370,000	358,900
		1,480,825

Environmental & Facilities Services–0.52%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	746,000	755,325

Food Retail–1.19%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	1,386,000	1,432,777
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	291,000	290,273
		1,723,050

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Hong Kong), Sr. Sec. Gtd. First Lien Global PIK Notes, 8.00%, 01/30/2020(d)(e)	3,003	2,474
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/2017(b)(c)(e)	40,000	200
		2,674

Gas Utilities–0.92%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes,
6.50%, 05/01/2021	425,000	365,500
6.75%, 01/15/2022	127,000	107,315
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	308,000	255,640

	Principal Amount	Value
Gas Utilities–(continued)
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$750,000	$603,750
		1,332,205

General Merchandise Stores–0.31%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	434,000	452,445

Health Care Equipment–0.38%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Sec. Second Lien Notes, 8.13%, 06/15/2021(b)	611,000	549,900

Health Care Facilities–5.72%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	948,000	900,600
Amsurg Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 07/15/2022	415,000	411,888
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	397,202	377,838
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	344,000	363,780
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	801,000	848,810
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	698,000	705,852
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	334,000	370,740
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	640,000	633,600
5.88%, 02/15/2026	310,000	311,550
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	248,000	233,120
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	965,000	943,287
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 02/01/2020	360,000	345,600
6.75%, 06/15/2023	749,000	690,953
8.13%, 04/01/2022	1,125,000	1,119,375
		8,256,993

Health Care Services–0.95%
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	765,000	772,650
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	600,000	604,500
		1,377,150

Home Improvement Retail–0.79%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	1,365,000	1,134,656

Homebuilding–4.43%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	1,502,000	1,299,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Homebuilding–(continued)
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	$270,000	$270,000
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	1,275,000	1,174,594
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	784,000	790,860
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	92,000	78,775
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2019(b)	770,000	500,500
8.00%, 11/01/2019(b)	990,000	622,462
KB Home, Sr. Unsec. Gtd. Notes,
7.00%, 12/15/2021	181,000	179,190
7.50%, 09/15/2022	105,000	105,131
Lennar Corp., Sr. Unsec. Gtd. Notes, 4.88%, 12/15/2023	140,000	139,825
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	405,000	405,506
7.15%, 04/15/2020	270,000	285,863
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/2023(b)	143,000	147,290
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	408,000	402,900
		6,402,126

Household Products–1.90%
Central Garden & Pet Co., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/2023	207,000	210,105
Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	357,000	362,801
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	1,088,000	1,056,720
9.88%, 08/15/2019	100,000	100,750
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	1,018,000	1,014,183
		2,744,559

Independent Power Producers & Energy Traders–1.07%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	544,000	554,880
Calpine Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	73,000	75,190
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	26,000	23,270
5.50%, 02/01/2024	867,000	769,462
Red Oak Power LLC, Series A, Sr. Sec. First Lien Ltd. Bonds, 8.54%, 11/30/2019	111,779	116,530
		1,539,332

	Principal Amount	Value
Industrial Conglomerates–0.46%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 1/31/2013–7/28/2014; Cost $754,288)(b)	$742,000	$660,380

Industrial Machinery–0.88%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	606,000	518,130
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	755,000	750,281
		1,268,411

Integrated Telecommunication Services–1.39%
Frontier Communications Corp., Sr. Unsec. Notes,
8.88%, 09/15/2020(b)	248,000	252,030
11.00%, 09/15/2025(b)	218,000	217,728
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	310,000	318,912
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	1,235,000	1,225,737
		2,014,407

Internet Software & Services–1.63%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	930,000	962,550
Equinix Inc., Sr. Unsec. Notes,
5.38%, 01/01/2022	106,000	109,710
5.38%, 04/01/2023	641,000	657,025
5.88%, 01/15/2026	486,000	501,795
Equinix, Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	125,000	128,750
		2,359,830

Leisure Facilities–0.17%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	240,000	243,900

Leisure Products–1.11%
Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/2023(b)	459,000	446,951
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	1,115,000	1,149,844
		1,596,795

Managed Health Care–0.22%
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 11/15/2022(b)	315,000	316,575

Marine–0.84%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013–7/16/2015; Cost $1,393,645)(b)	1,388,000	1,217,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Metal & Glass Containers–2.23%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 12/15/2020	$487,000	$496,740
Berry Plastics Corp., Sec. Gtd. Second Lien Notes,
5.50%, 05/15/2022	878,000	875,805
6.00%, 10/15/2022(b)	371,000	379,348
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	542,000	518,287
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(b)	249,000	218,498
Owens-Brockway Glass Container, Inc., Sr. Unsec. Gtd. Notes,
5.00%, 01/15/2022(b)	200,000	196,750
5.88%, 08/15/2023(b)	209,000	213,441
6.38%, 08/15/2025(b)	312,000	322,530
		3,221,399

Movies & Entertainment–0.19%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes,
5.75%, 06/15/2025	75,000	75,562
5.88%, 02/15/2022	200,000	203,500
		279,062

Oil & Gas Equipment & Services–0.24%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/2022	443,000	348,863

Oil & Gas Exploration & Production–4.70%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 11/01/2021	339,000	272,895
6.00%, 12/01/2020	250,000	211,250
Carrizo Oil & Gas, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 04/15/2023	220,000	181,500
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2020	209,000	184,443
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	716,000	180,790
Chesapeake Energy Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	440,000	215,600
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 10/01/2022	302,000	279,350
5.50%, 04/01/2023	1,045,000	964,012
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	552,000	184,920
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	599,000	602,744
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	527,000	442,680
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/2022	759,000	702,075
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	509,000	491,185

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	$215,000	$153,188
Sr. Unsec. Notes, 5.38%, 10/01/2022	226,000	162,720
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/2022(b)	600,000	552,000
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 01/01/2023	796,000	591,030
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/2020	511,300	421,822
		6,794,204

Oil & Gas Refining & Marketing–0.56%
MPLX LP, Sr. Unsec. Gtd. Notes, 5.50%, 02/15/2023(b)	913,000	812,572

Oil & Gas Storage & Transportation–2.13%
Energy Transfer Equity, L.P.,
Sr. Sec. First Lien Notes, 5.50%, 06/01/2027	308,000	232,540
Sr. Sec. Gtd. First Lien Notes, 7.50%, 10/15/2020	600,000	555,000
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes,
6.00%, 05/15/2023	68,000	55,080
6.75%, 08/01/2022	580,000	498,800
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	950,000	769,500
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	316,000	213,300
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	414,000	275,310
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	500,000	480,000
		3,079,530

Packaged Foods & Meats–1.25%
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	720,000	750,816
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	300,000	276,750
REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	230,000	209,875
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	331,000	348,378
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	203,000	214,926
		1,800,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Paper Packaging–0.41%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes,
4.75%, 04/15/2021	$27,000	$27,675
4.88%, 11/15/2022	550,000	560,313
		587,988

Paper Products–1.05%
Clearwater Paper Corp.,
Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	394,000	372,330
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)	359,000	346,435
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/2019	471,000	473,355
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	326,000	327,630
		1,519,750

Personal Products–1.23%
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/2017(d)	1,820,000	1,779,050

Pharmaceuticals–2.92%
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes,
7.00%, 04/15/2023(b)	833,000	726,792
9.50%, 10/21/2022(b)	200,000	198,000
Endo Finance LLC/ Endo Ltd./Endo Finco Inc., Sr. Unsec. Gtd. Notes,
6.00%, 07/15/2023(b)	250,000	250,000
6.00%, 02/01/2025(b)	200,000	198,500
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	137,000	138,370
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes,
5.50%, 03/01/2023(b)	388,000	345,320
5.63%, 12/01/2021(b)	16,000	14,880
5.88%, 05/15/2023(b)	200,000	180,000
6.13%, 04/15/2025(b)	1,844,000	1,659,600
6.75%, 08/15/2018(b)	200,000	200,000
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	335,000	299,825
		4,211,287

Restaurants–0.44%
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	596,000	632,505

Security & Alarm Services–0.21%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	292,000	308,060

Semiconductor Equipment–0.41%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/2022	603,000	589,433

	Principal Amount	Value
Semiconductors–0.71%
Freescale Semiconductor Inc., Sr. Sec. Gtd. First Lien Notes, 6.00%, 01/15/2022(b)	$195,000	$204,202
Micron Technology, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/15/2022	308,000	303,380
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	500,000	518,750
		1,026,332

Specialized Consumer Services–0.76%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	1,086,000	1,099,575

Specialized Finance–4.51%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	414,000	425,385
Aircastle Ltd., Sr. Unsec. Notes,
5.13%, 03/15/2021	555,000	575,119
5.50%, 02/15/2022	720,000	741,600
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	531,000	542,948
5.00%, 08/01/2023	760,000	775,200
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	821,000	845,630
International Lease Finance Corp.,
Sr. Unsec. Global Notes, 5.88%, 08/15/2022	1,162,000	1,252,055
Sr. Unsec. Notes, 8.25%, 12/15/2020	597,000	708,937
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	640,000	652,800
		6,519,674

Specialized REIT’s–1.05%
Crown Castle International Corp.,
Sr. Unsec. Global Notes, 5.25%, 01/15/2023	825,000	871,406
Sr. Unsec. Notes, 4.88%, 04/15/2022	613,000	638,286
		1,509,692

Specialty Chemicals–0.68%
Platform Specialty Products Corp., Sr. Unsec. Bonds, 10.38%, 05/01/2021(b)	119,000	119,000
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	880,000	864,600
		983,600

Steel–0.73%
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes,
5.13%, 10/01/2021	341,000	317,556
5.50%, 10/01/2024	788,000	722,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Steel–(continued)
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/2020(b)	$31,000	$19,336
		1,059,882

Tires & Rubber–0.12%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Global Bonds, 5.13%, 11/15/2023	174,000	177,915

Trading Companies & Distributors–0.58%
United Rentals North America Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	41,000	40,180
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	775,000	795,344
		835,524

Trucking–0.36%
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	520,000	519,350

Wireless Telecommunication Services–6.36%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	1,025,000	926,344
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 05/15/2022(b)	500,000	452,500
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	400,000	330,000
Digicel Ltd. (Jamaica),
Sr. Unsec. Gtd. Notes, 6.75%, 03/01/2023(b)	500,000	420,625
Sr. Unsec. Notes, 6.00%, 04/15/2021(b)	600,000	510,750
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	1,117,000	1,105,830
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	355,000	329,263
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.63%, 02/15/2025	919,000	680,060
7.88%, 09/15/2023	865,000	650,912
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	298,000	301,353
6.84%, 04/28/2023	87,000	90,371
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,132,000	1,147,565
6.63%, 04/01/2023	706,000	722,767
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	1,395,000	1,313,044
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.50%, 04/30/2020(b)	200,000	210,000
		9,191,384
Total U.S. Dollar Denominated Bonds and Notes (Cost $149,553,211)		133,315,289

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–4.10%(f)
Cable & Satellite–0.63%
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/2027(b)	GBP	150,000	$203,543
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 5.13%, 01/15/2025(b)	GBP	500,000	702,064
			905,607

Casinos & Gaming–0.26%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	190,909	299,299
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 8.88%, 09/01/2018(b)	GBP	55,314	85,385
			384,684

Diversified Support Services–0.14%
AA Bond Co. Ltd. (United Kingdom), Sec. Ltd. Second Lien Notes, 5.50%, 07/31/2022(b)	GBP	150,000	210,896

Environmental & Facilities Services–0.03%
Waste Italia S.p.A. (Italy), Sr. Sec. Gtd. First Lien Notes, 10.50%, 11/15/2019(b)	EUR	100,000	42,383

Hotels, Resorts & Cruise Lines–0.40%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	231,000	262,964
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	200,000	309,630
			572,594

Industrial Machinery–0.08%
SIG Combibloc Holdings S.C.A. (Luxembourg), Sr. Unsec. Bonds, 7.75%, 02/15/2023(b)	EUR	100,000	113,832

Internet Software & Services–0.22%
United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/2020(b)	EUR	280,000	321,848

Movies & Entertainment–1.35%
Entertainment One Ltd. (Canada), Sr. Sec. Gtd. Bonds, 6.88%, 12/15/2022(b)	GBP	380,000	560,177
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 9.00%, 08/01/2018(b)	GBP	110,000	168,967
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/01/2018(b)	GBP	795,000	1,221,171
			1,950,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Other Diversified Financial Services–0.55%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/01/2019(b)	GBP	300,000	$475,241
Financiere Gaillon 8 SAS (France), Sr. Sec. First Lien Notes, 7.00%, 09/30/2019(b)	EUR	280,000	314,718
			789,959

Packaged Foods & Meats–0.44%
Hydra Dutch Holdings 2 B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 8.00%, 04/15/2019(b)	EUR	226,744	253,806
Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	250,000	377,184
			630,990
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $6,307,309)			5,923,108

Variable Rate Senior Loan Interests–1.33%(g)
Packaged Foods & Meats–1.33%
Treehouse Foods Inc., Term Loan, 0.00%, 11/01/2016(h) (Cost $1,920,000)		1,920,000	1,920,000

U.S. Treasury Bills–0.82%(i)(j)
0.00%, 05/26/2016		$50,000	49,922
0.11%, 05/26/2016		540,000	539,163
0.23%, 05/26/2016		180,000	179,721
0.24%, 05/26/2016		70,000	69,892
0.26%, 05/26/2016		95,000	94,853
0.29%, 05/26/2016		135,000	134,791
0.31%, 05/26/2016		115,000	114,822
Total U.S. Treasury Bills (Cost $1,184,045)			1,183,164

	Shares
Common Stocks & Other Equity Interests–0.54%
Automobile Manufacturers–0.49%
General Motors Co.(k)		13,101	445,565
General Motors Co.–Wts. expiring 07/10/16(k)(l)		6,025	146,889
General Motors Co.–Wts. expiring 07/10/19(k)(l)		6,025	98,569

	Shares	Value
Automobile Manufacturers–(continued)
Motors Liquidation Co. GUC Trust	1,538	$22,378
		713,401

Broadcasting–0.00%
Adelphia Communications Corp.(l)(m)	3,280	1,230
Adelphia Recovery Trust–Series ACC-1(m)	318,570	3
Adelphia Recovery Trust–Series Arahova(m)	109,170	219
		1,452

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Hong Kong)(e)(l)	6,205	1,365

Integrated Telecommunication Services–0.05%
Hawaiian Telecom Holdco Inc.(n)	545	13,549
Largo Ltd.–Class A (Luxembourg)(n)	17,563	5,726
Largo Ltd.–Class B (Luxembourg)(n)	158,069	51,534
		70,809

Paper Products–0.00%
Verso Corp.(l)	2,150	43
Total Common Stocks & Other Equity Interests (Cost $1,782,003)		787,070

Preferred Stock–0.24%
Oil & Gas Exploration & Production–0.24%
WPX Energy, Inc., Series A, $3.13, Conv. Pfd. (Cost $556,500)	11,130	349,816

Money Market Funds–0.31%
Liquid Assets Portfolio–Institutional Class, 0.29%(o)	220,817	220,817
Premier Portfolio–Institutional Class, 0.24%(o)	220,817	220,817
Total Money Market Funds (Cost $441,634)		441,634
TOTAL INVESTMENTS–99.64% (Cost $161,744,702)		143,920,081
OTHER ASSETS LESS LIABILITIES–0.36%		513,519
NET ASSETS–100.00%		$144,433,600

Investment Abbreviations:

Conv.	— Convertible
EUR	— Euro
GBP	— British Pound
Gtd.	— Guaranteed
PIK	— Payment in Kind
Pfd.	— Preferred
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
Wts.	— Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $66,196,278, which represented 45.83% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2015 was $200, which represented less than 1% of the Fund’s Net Assets.
(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	7.75%	8.50%
Emerald Plantation Holdings Ltd., Sr. Sec. Gtd. First Lien Global PIK Note	6.00	8.00

(e)	Acquired as part of the Sino-Forest Corp. reorganization.
(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(g)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(h)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1M, Note 1N and Note 4.
(k)	Acquired as part of the General Motors reorganization.
(l)	Non-income producing security.
(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	Non-income producing security acquired as part of the Hawaiian Telecom bankruptcy reorganization.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $161,303,068)	$143,478,447
Investments in affiliated money market funds, at value and cost	441,634
Total investments, at value (Cost $161,744,702)	143,920,081
Foreign currencies, at value (Cost $222,265)	220,110
Receivable for:
Investments sold	3,897
Variation margin — centrally cleared swap agreements	5,561
Fund shares sold	20,367
Dividends and interest	2,384,130
Investment for trustee deferred compensation and retirement plans	74,237
Unrealized appreciation on forward foreign currency contracts outstanding	99,916
Total assets	146,728,299

Liabilities:
Payable for:
Investments purchased	1,920,000
Fund shares reacquired	80,557
Variation margin — futures	21,375
Accrued fees to affiliates	129,437
Accrued trustees’ and officers’ fees and benefits	95
Accrued other operating expenses	11,266
Trustee deferred compensation and retirement plans	78,561
Unrealized depreciation on forward foreign currency contracts outstanding	53,408
Total liabilities	2,294,699
Net assets applicable to shares outstanding	$144,433,600

Net assets consist of:
Shares of beneficial interest	$168,278,516
Undistributed net investment income	7,047,286
Undistributed net realized gain (loss)	(13,060,075)
Net unrealized appreciation (depreciation)	(17,832,127)
$144,433,600

Net Assets:
Series I	$73,593,661
Series II	$70,839,939

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	14,538,583
Series II	14,086,852
Series I:
Net asset value per share	$5.06
Series II:
Net asset value per share	$5.03

Investment income:
Interest (net of foreign withholding taxes of $2,309)	$9,876,410
Dividends	35,857
Dividends from affiliated money market funds	3,661
Total investment income	9,915,928

Expenses:
Advisory fees	991,791
Administrative services fees	409,843
Custodian fees	22,748
Distribution fees — Series II	174,561
Transfer agent fees	26,098
Trustees’ and officers’ fees and benefits	21,387
Professional services fees	130,844
Other	27,218
Total expenses	1,804,490
Less: Fees waived	(6,380)
Net expenses	1,798,110
Net investment income	8,117,818

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $33,818)	(6,848,649)
Foreign currencies	(39,207)
Forward foreign currency contracts	545,358
Futures contracts	(44,072)
Swap agreements	110,861
(6,275,709)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,445,118)
Foreign currencies	(1,637)
Forward foreign currency contracts	(45,145)
Futures contracts	34,435
Swap agreements	(51,703)
(6,509,168)
Net realized and unrealized gain (loss)	(12,784,877)
Net increase (decrease) in net assets resulting from operations	$(4,667,059)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$8,117,818	$7,724,559
Net realized gain (loss)	(6,275,709)	2,534,012
Change in net unrealized appreciation (depreciation)	(6,509,168)	(8,227,254)
Net increase (decrease) in net assets resulting from operations	(4,667,059)	2,031,317

Distributions to shareholders from net investment income:
Series I	(4,255,607)	(4,795,964)
Series ll	(3,746,705)	(2,707,280)
Total distributions from net investment income	(8,002,312)	(7,503,244)

Share transactions–net:
Series l	(14,390,517)	(946,144)
Series ll	17,464,885	17,576,271
Net increase in net assets resulting from share transactions	3,074,368	16,630,127
Net increase (decrease) in net assets	(9,595,003)	11,158,200

Net assets:
Beginning of year	154,028,603	142,870,403
End of year (includes undistributed net investment income of $7,047,286 and $7,223,759, respectively)	$144,433,600	$154,028,603

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. High Yield Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. High Yield Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission

Invesco V.I. High Yield Fund

merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount,

Invesco V.I. High Yield Fund

recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Other Risks — The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.625%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $6,380.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees

Invesco V.I. High Yield Fund

paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $359,843 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,519,811	$58,709	$0	$1,578,520
Corporate Debt Securities	—	133,315,289	0	133,315,289
Foreign Debt Securities	—	5,923,108	—	5,923,108
Variable Rate Senior Loan Interests	—	1,920,000	—	1,920,000
U.S. Treasury Securities	—	1,183,164	—	1,183,164
	1,519,811	142,400,270	0	143,920,081
Forward Foreign Currency Contracts*	—	46,508	—	46,508
Futures Contracts*	34,435	—	—	34,435
Swap Agreements*	—	(81,941)	—	(81,941)
Total Investments	$1,554,246	$142,364,837	$0	$143,919,083

*	Unrealized appreciation (depreciation).

Invesco V.I. High Yield Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(81,941)
Currency risk:
Forward foreign currency contracts(b)	99,916	(53,408)
Interest rate risk:
Futures contracts(c)	34,435	—
Total	$134,351	$(135,349)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$110,861
Currency risk	545,358	—	—
Interest rate risk	—	(44,072)	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	$—	$—	$(51,703)
Currency risk	(45,145)	—	—
Interest rate risk	—	34,435	—
Total	$500,213	$(9,637)	$59,158
The table below summarizes the twelve month average notional value of forward foreign currency contracts, the eleven month average notional value of swap agreements and the eight month average notional value of futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$8,459,494	$10,394,160	$4,228,263

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/11/16	Deutsche Bank Securities Inc.	GBP	2,822,272	USD	4,250,596	$4,160,946	$89,650
03/11/16	Goldman Sachs International	EUR	1,696,586	USD	1,798,405	1,847,143	(48,738)
03/11/16	Goldman Sachs International	GBP	346,151	USD	519,020	510,339	8,681
03/11/16	Goldman Sachs International	USD	543,530	EUR	500,683	545,115	1,585
03/11/16	Goldman Sachs International	USD	170,900	GBP	112,750	166,230	(4,670)
Total Forward Foreign Currency Contracts — Currency Risk							$46,508

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Invesco V.I. High Yield Fund

Open Futures Contracts — Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. 10 Year Treasury Notes	Short	72	March-2016	$(9,065,250)	$34,435

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index	Sell	5.00%	12/20/20	4.71%	$7,570,000	$167,003	$(81,941)

(a)	Implied credit spreads represent the current level as of December 31, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

CME	– Chicago Mercantile Exchange

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Credit Suisse Securities (USA) LLC(a)	$167,003	$(81,941)	$—	$—	$85,062
Deutsche Bank Securities Inc.(b)	89,650	—	—	—	89,650
Goldman Sachs International(b)	10,266	(10,266)	—	—	—
Total	$266,919	$(92,207)	$—	$—	$174,712

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Credit Suisse Securities (USA) LLC(a)	$81,941	$(81,941)	$—	$—	$—
Goldman Sachs International(b)	53,408	(10,266)	—	—	43,142
Total	$135,349	$(92,207)	$—	$—	$43,142

(a)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation). Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Forward foreign currency contracts Counterparty.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities sales of $2,814,362, which resulted in net realized gains of $33,818.

Invesco V.I. High Yield Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Unfunded Loan Commitments

As of December 31, 2015, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Treehouse Foods, Inc.	Term Loan	$1,920,000	$1,920,000

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$8,002,312	$7,503,244

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$7,126,526
Net unrealized appreciation (depreciation) — investments	(18,077,150)
Net unrealized appreciation (depreciation) — other investments	(88,448)
Temporary book/tax differences	(79,240)
Capital loss carryforward	(12,726,604)
Shares of beneficial interest	168,278,516
Total net assets	$144,433,600

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. High Yield Fund

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$2,969,049	$—	$2,969,049
December 31, 2017	3,028,860	—	3,028,860
Not subject to expiration	4,625,679	2,103,016	6,728,695
	$10,623,588	$2,103,016	$12,726,604

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $160,655,661 and $152,080,576, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$529,002
Aggregate unrealized (depreciation) of investment securities	(18,606,152)
Net unrealized appreciation (depreciation) of investment securities	$(18,077,150)

Cost of investments for tax purposes is $161,997,231.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and swap agreements, on December 31, 2015, undistributed net investment income was decreased by $291,979 and undistributed net realized gain (loss) was increased by $291,979. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	8,771,889	$47,952,255	8,876,121	$51,313,881
Series II	9,834,516	53,843,244	4,956,536	28,473,807

Issued as reinvestment of dividends:
Series I	819,963	4,255,608	856,422	4,795,964
Series II	726,105	3,746,705	486,047	2,707,280

Reacquired:
Series I	(12,114,611)	(66,598,380)	(9,955,032)	(57,055,989)
Series II	(7,329,220)	(40,125,064)	(2,419,660)	(13,604,816)
Net increase in share activity	708,642	$3,074,368	2,800,434	$16,630,127

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended December 31, 2015, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Bank of America, N.A.	$1,920,000	$1,920,000

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$5.53	$0.29	$(0.46)	$(0.17)	$(0.30)	$5.06	(3.17)%	$73,594	1.03	%(d)	1.03	%(d)	5.23	%(d)	99%
Year ended 12/31/14	5.70	0.29	(0.19)	0.10	(0.27)	5.53	1.73	94,345	0.92		0.98		5.11		103
Year ended 12/31/13	5.61	0.33	0.05	0.38	(0.29)	5.70	7.01	98,455	0.81		1.03		5.79		74
Year ended 12/31/12	5.04	0.33	0.53	0.86	(0.29)	5.61	17.17	93,529	0.79		1.04		6.10		58
Year ended 12/31/11	5.35	0.35	(0.29)	0.06	(0.37)	5.04	0.96	106,557	0.83		1.06		6.84		71
Series II
Year ended 12/31/15	5.50	0.27	(0.45)	(0.18)	(0.29)	5.03	(3.37)	70,840	1.28	(d)	1.28	(d)	4.98	(d)	99
Year ended 12/31/14	5.67	0.28	(0.19)	0.09	(0.26)	5.50	1.59	59,683	1.17		1.23		4.86		103
Year ended 12/31/13	5.59	0.32	0.05	0.37	(0.29)	5.67	6.76	44,416	1.06		1.28		5.54		74
Year ended 12/31/12	5.03	0.32	0.52	0.84	(0.28)	5.59	16.96	21,004	1.04		1.29		5.85		58
Year ended 12/31/11	5.35	0.33	(0.29)	0.04	(0.36)	5.03	0.61	5,363	1.08		1.31		6.59		71

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $32,385,318 and sold of $10,521,731 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. High Yield Securities Fund into the Fund. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $30,901,742 and sold of $8,109,618 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $88,862 and $69,824 for Series I and Series II shares, respectively.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$944.40	$4.90	$1,020.16	$5.09	1.00%
Series II	1,000.00	944.00	6.12	1,018.90	6.36	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.92%
U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIGR-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. International Growth Fund (the Fund), underperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.34%
Series II Shares	-2.61
MSCI All Country World ex-U.S. Index▼ (Broad Market Index)*	-5.66
MSCI EAFE Index▼ (Former Broad Market Index)*	-0.81
Custom Invesco International Growth Index■ (Style-Specific Index)	-1.25
Lipper VUF International Large-Cap Growth Funds Index¿ (Peer Group Index)	-0.69

Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

*	The Fund has elected to use the MSCI All Country World ex-U.S. Index as its broad market benchmark rather than the MSCI EAFE Index because the MSCI All Country World ex-U.S. Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Global equity markets faced significant headwinds during the year ended December 31, 2015. Developed markets were generally able to better withstand these headwinds than more fragile emerging markets, many of which faltered.

    As the year began, the view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. At the same time, oil prices continued to decline as increased supply outstripped demand. This had the effect of hurting commodity- and materials-based economies – and companies in related sectors. A colder-than-expected winter in the US and concerns about a possible Greek exit from the eurozone contributed to market uncertainty. During the summer of 2015, China’s surprise devaluation of the renminbi and a significant downturn in its financial markets triggered a massive sell-off in global equity markets, particularly in already-vulnerable emerging markets. In the fall, markets around the world began to regain their footing, but the impact of a late-year crash in oil prices offset these gains.

    The global economy continued to expand, albeit slowly, during 2015. However, that growth became increasingly uneven across developed and emerging economies. Central bank policies also began to diverge as the Fed followed through on its commitment to normalize monetary policy by raising interest rates – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing. While European equity markets were fairly resilient, or flat, for the year, many emerging markets – particularly China, Brazil and Russia – struggled and ended the year down significantly.

    In this environment, we continued to construct the Fund’s portfolio with a bottom-up approach, selecting stocks on an individual basis. During the reporting period, Fund holdings in the information technology, materials and consumer discretionary sectors outperformed those of the Fund’s style-specific benchmark and were among the strongest contributors to the Fund’s relative performance. An underweight allocation to the weak-performing materials sector was supportive from a relative perspective versus the Fund’s style-specific benchmark. The Fund’s holdings in the energy, financials and industrials sectors, however, underperformed those of the Fund’s style-specific benchmark and were the most significant detractors from the Fund’s relative performance.

    On a geographic basis, the Fund’s holdings in Germany and Singapore outperformed those of the Fund’s style-specific benchmark and were among the most significant contributors to Fund performance during the reporting period. Overweight exposure to the UK was supportive from a relative basis as well. The Fund’s holdings in China, Brazil, France and Thailand, however, underperformed those of the Fund’s style-specific benchmark and were among the most significant detractors from relative results. The Fund’s holdings in Japan delivered double-digit gains, outperforming the Fund’s style-specific benchmark. However, a meaningful underweight exposure to Japan relative to the Fund’s style-specific benchmark dragged on Fund performance.

    From an individual securities perspective, Sky was one of the most significant contributors to Fund performance during the year. Sky, a British-based, pan-European broadcasting company, reported solid results with revenues and margins beating consensus expectations. The company’s strong management team executed the company’s business plan well and the company’s cost discipline was clearly evident in its latest results. We believe the stock remained attractively valued given potential for good growth over the next three to five years.

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	23.9%
Financials	17.6
Information Technology	16.1
Consumer Staples	11.5
Health Care	9.9
Industrials	9.2
Materials	3.6
Energy	3.5
Money Market Funds
Plus Other Assets Less Liabilities	4.7

Top 10 Equity Holdings*
% of total net assets

1.	Sky PLC	3.6%
2.	Teva Pharmaceutical Industries Ltd.-ADR	2.8
3.	RELX PLC	2.7
4.	WPP PLC	2.5
5.	British American Tobacco PLC	2.4
6.	CGI Group Inc.-Class A	2.3
7.	Deutsche Boerse AG	2.2
8.	CK Hutchison Holdings Ltd.	2.2
9.	Avago Technologies Ltd.	2.2
10.	Japan Tobacco, Inc.	2.0

Total Net Assets	$1.8 billion

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. International Growth Fund

    As noted previously, the Fund’s financials sector exposure was a key area of absolute and relative weakness. The Fund’s emerging market bank stocks, including Brazil-based Banco Bradesco and Thailand-based Kasikornbank, showed particular weakness. Banco Bradesco is one of the largest banking and financial services companies in Brazil. The bank was hurt by deterioration in credit quality, impacting profitability. Further concerns over additional deterioration led us to sell out of the company in the latter part of the reporting period.

    As bottom-up investors, our primary focus is on finding high-quality growth companies that are trading at attractive valuations through a process we call earnings, quality and valuation (EQV). Macroeconomic and political movements are not our primary concern and do not drive our stock selection decisions.

    Over the reporting period, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We believe the volatility displayed by the markets during the past year has created long-term opportunities for our shareholders. It’s rare to find a thriving business at a compelling valuation when everything is going right; those valuations typically occur when fear dominates the market. On a stock-by-stock basis, we saw the decline over the past year in broad global equities as a buying opportunity.

    For example, the pullback in China allowed us to add a China-based beverage manufacturer, Kweichow Moutai, to the portfolio. Moutai is the premier brand in Chinese spirits and is an integral part of Chinese culture. The business was started during the Qing dynasty hundreds of years ago, and today, the company has a significant share of the high-end spirits market in China. The company has net cash on its books, has high operating margin and was trading at a significant discount to its own history and to global peers. The sell-off in China local shares provided us with an opportunity to initiate a new position in the company.

    Additional companies we purchased for the portfolio over the year included (but were not limited to) British retail and commercial bank Lloyds Banking Group, Switzerland-based global luxury consumer goods holding company Cie Financière Richemont, Swiss watch manufacturer Swatch Group and Australian rail freight company Aurizon Holdings.

We trimmed or sold some of the Fund’s holdings with EQV characteristics that were no longer as compelling as when we first initiated Fund positions in them, including (but not limited to) ABB, Adidas, Banco Bradesco, Encana, Hyundai Mobis and Keppel.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in the Invesco V.I. International Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clas Olsson Portfolio Manager and Chief Investment Officer of Invesco’s international growth investments team, is lead manager of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Matthew Dennis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

Richard Nield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. International Growth
Fund. He joined Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source(s): Invesco, FactSet Research Systems Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The Fund has elected to use the MSCI All Country World ex-U.S. Index as its broad market benchmark rather than the MSCI EAFE Index because the MSCI All

Country World ex-U.S. Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The Lipper VUF International Large-Cap Growth Funds Index is not shown on the chart as the index does not have 10 years of performance history.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/5/93)	7.12%
10 Years	5.34
5 Years	4.67
1 Year	-2.34

Series II Shares
Inception (9/19/01)	7.35%
10 Years	5.07
5 Years	4.40
1 Year	-2.61

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Invesco V.I. International Growth Fund

About indexes used in this report

The MSCI All Country World Ex-U.S. Index is considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco International Growth Index is composed of the MSCI EAFE® Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter. The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States. Both MSCI indexes are computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.

    The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–95.26%
Australia–4.74%
Amcor Ltd.	3,567,153	$34,707,392
Aurizon Holdings Ltd.	5,389,756	17,142,211
Brambles Ltd.	1,833,976	15,347,893
CSL Ltd.	221,194	16,865,662
		84,063,158

Belgium–1.33%
Anheuser-Busch InBev SA/NV	190,693	23,555,361

Brazil–1.67%
BM&FBOVESPA S.A.	7,319,934	20,003,006
BRF S.A.	686,948	9,608,392
		29,611,398

Canada–7.14%
Canadian National Railway Co.	259,250	14,487,583
Cenovus Energy Inc.	995,591	12,587,395
CGI Group Inc.–Class A(a)	1,003,444	40,162,408
Fairfax Financial Holdings Ltd.	40,276	19,114,769
Great-West Lifeco Inc.	511,843	12,768,803
Suncor Energy, Inc.	1,059,019	27,329,522
		126,450,480

China–4.77%
Baidu, Inc.–ADR(a)	137,980	26,083,739
Great Wall Motor Co. Ltd.–Class H	14,236,000	16,478,411
Industrial & Commercial Bank of China Ltd.–Class H	22,797,000	13,653,991
Kweichow Moutai Co., Ltd.–Class A	841,825	28,207,705
		84,423,846

Denmark–2.82%
Carlsberg A/S–Class B	340,927	30,141,515
Novo Nordisk A/S–Class B	344,814	19,819,031
		49,960,546

France–3.25%
Publicis Groupe S.A.	508,237	33,708,530
Schneider Electric S.E.	420,675	23,951,503
		57,660,033

Germany–8.27%
Allianz S.E.	165,350	29,292,694
Deutsche Boerse AG	445,214	39,379,438
Deutsche Post AG	583,392	16,429,240
ProSiebenSat.1 Media SE	546,294	27,633,745
SAP S.E.	424,338	33,839,137
		146,574,254

Hong Kong–3.27%
CK Hutchison Holdings Ltd.	2,926,768	39,282,777
Galaxy Entertainment Group Ltd.	5,964,000	18,595,284
		57,878,061

	Shares	Value
Israel–2.78%
Teva Pharmaceutical Industries Ltd.–ADR	751,774	$49,346,445

Japan–7.85%
Denso Corp.	190,700	9,092,458
FANUC Corp.	86,100	14,842,886
Japan Tobacco, Inc.	963,700	35,384,309
Keyence Corp.	23,000	12,623,446
Komatsu Ltd.	856,337	13,953,009
Toyota Motor Corp.	372,200	22,845,652
Yahoo Japan Corp.	7,460,800	30,321,161
		139,062,921

Mexico–2.14%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	139,953	12,924,659
Grupo Televisa S.A.B.–ADR	917,941	24,977,175
		37,901,834

Singapore–3.60%
Avago Technologies Ltd.	265,505	38,538,051
United Overseas Bank Ltd.	1,831,300	25,210,030
		63,748,081

South Korea–1.40%
Samsung Electronics Co., Ltd.	23,236	24,759,029

Spain–1.23%
Amadeus IT Holding S.A.–Class A	494,195	21,761,025

Sweden–4.37%
Getinge AB–Class B	669,496	17,419,451
Investor AB–Class B	780,666	28,715,601
Sandvik AB	925,147	8,010,981
Telefonaktiebolaget LM Ericsson–Class B	2,403,568	23,277,136
		77,423,169

Switzerland–8.72%
Cie Financiere Richemont S.A.	179,299	12,879,008
Julius Baer Group Ltd.	513,764	24,630,519
Novartis AG	144,152	12,321,007
Roche Holding AG	119,629	32,966,687
Swatch Group AG (The)	33,590	11,721,515
Syngenta AG	76,297	29,882,008
UBS Group AG	1,564,616	30,107,814
		154,508,558

Taiwan–1.89%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,468,665	33,412,129

Thailand–1.13%
Kasikornbank PCL–NVDR	4,820,800	20,099,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
Turkey–0.82%
Akbank T.A.S.	6,317,779	$14,514,666

United Kingdom–22.07%
Aberdeen Asset Management PLC	3,189,257	13,605,977
British American Tobacco PLC	758,208	42,108,722
Compass Group PLC	1,808,417	31,324,066
Informa PLC	1,872,364	16,919,691
Kingfisher PLC	5,147,232	24,922,744
Lloyds Banking Group PLC	18,450,778	19,874,466
Next PLC	163,524	17,529,033
RELX PLC	2,698,992	47,318,322
Royal Dutch Shell PLC–Class B	981,695	22,415,535
Sky PLC	3,869,284	63,302,979
Smith & Nephew PLC	1,472,829	26,067,833
Unilever N.V.	506,707	21,953,391

	Shares	Value
United Kingdom–(continued)
WPP PLC	1,896,874	$43,660,221
		391,002,980
Total Common Stocks & Other Equity Interests (Cost $1,339,195,119)		1,687,717,481

Money Market Funds–4.79%
Liquid Assets Portfolio–Institutional Class, 0.29%(b)	42,414,237	42,414,237
Premier Portfolio–Institutional Class, 0.24%(b)	42,414,236	42,414,236
Total Money Market Funds (Cost $84,828,473)		84,828,473
TOTAL INVESTMENTS–100.05% (Cost $1,424,023,592)		1,772,545,954
OTHER ASSETS LESS LIABILITIES–(0.05)%		(962,718)
NET ASSETS–100.00%		$1,771,583,236

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $1,339,195,119)	$1,687,717,481
Investments in affiliated money market funds, at value and cost	84,828,473
Total investments, at value (Cost $1,424,023,592)	1,772,545,954
Foreign currencies, at value (Cost $2,910,461)	2,893,166
Receivable for:
Investments sold	12,366,327
Fund shares sold	1,041,278
Dividends	2,993,972
Investment for trustee deferred compensation and retirement plans	227,946
Other assets	190
Total assets	1,792,068,833

Liabilities:
Payable for:
Investments purchased	17,297,851
Fund shares reacquired	1,038,578
Accrued fees to affiliates	1,840,626
Accrued trustees’ and officers’ fees and benefits	370
Accrued other operating expenses	45,221
Trustee deferred compensation and retirement plans	262,951
Total liabilities	20,485,597
Net assets applicable to shares outstanding	$1,771,583,236

Net assets consist of:
Shares of beneficial interest	$1,479,842,475
Undistributed net investment income	11,241,353
Undistributed net realized gain	(67,891,586)
Net unrealized appreciation	348,390,994
$1,771,583,236

Net Assets:
Series I	$601,760,008
Series II	$1,169,823,228

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	17,970,104
Series II	35,400,963
Series I:
Net asset value per share	$33.49
Series II:
Net asset value per share	$33.04

Investment income:
Dividends (net of foreign withholding taxes of $3,622,920)	$43,106,401
Dividends from affiliated money market funds	114,567
Total investment income	43,220,968

Expenses:
Advisory fees	12,963,212
Administrative services fees	4,851,126
Custodian fees	526,519
Distribution fees — Series II	2,988,396
Transfer agent fees	85,057
Trustees’ and officers’ fees and benefits	53,280
Other	117,984
Total expenses	21,585,574
Less: Fees waived	(189,629)
Net expenses	21,395,945
Net investment income	21,825,023

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	5,456,428
Foreign currencies	717,638
6,174,066
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $742,607)	(80,677,751)
Foreign currencies	131,741
(80,546,010)
Net realized and unrealized gain (loss)	(74,371,944)
Net increase (decrease) in net assets resulting from operations	$(52,546,921)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$21,825,023	$25,036,827
Net realized gain	6,174,066	110,044,435
Change in net unrealized appreciation (depreciation)	(80,546,010)	(132,352,415)
Net increase (decrease) in net assets resulting from operations	(52,546,921)	2,728,847

Distributions to shareholders from net investment income:
Series I	(9,305,810)	(10,756,299)
Series ll	(15,698,757)	(15,248,241)
Total distributions from net investment income	(25,004,567)	(26,004,540)

Share transactions–net:
Series l	(22,289,286)	(30,328,366)
Series ll	144,406,516	31,387,888
Net increase in net assets resulting from share transactions	122,117,230	1,059,522
Net increase (decrease) in net assets	44,565,742	(22,216,171)

Net assets:
Beginning of year	1,727,017,494	1,749,233,665
End of year (includes undistributed net investment income of $11,241,353 and $13,673,897, respectively)	$1,771,583,236	$1,727,017,494

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. International Growth Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. International Growth Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver

Invesco V.I. International Growth Fund

agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $189,629.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $393,424 for accounting and fund administrative services and reimbursed $4,457,702 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2015, there were transfers from Level 1 to Level 2 of $166,562,665 and from Level 2 to Level 1 of $140,085,544, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$84,063,158	$—	$84,063,158
Belgium	—	23,555,361	—	23,555,361
Brazil	9,608,392	20,003,006	—	29,611,398
Canada	126,450,480	—	—	126,450,480
China	26,083,739	58,340,107	—	84,423,846
Denmark	—	49,960,546	—	49,960,546
France	—	57,660,033	—	57,660,033
Germany	73,218,575	73,355,679	—	146,574,254
Hong Kong	—	57,878,061	—	57,878,061
Israel	49,346,445	—	—	49,346,445
Japan	—	139,062,921	—	139,062,921
Mexico	37,901,834	—	—	37,901,834
Singapore	38,538,051	25,210,030	—	63,748,081
South Korea	—	24,759,029	—	24,759,029

Invesco V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total
Spain	$—	$21,761,025	$—	$21,761,025
Sweden	—	77,423,169	—	77,423,169
Switzerland	29,882,008	124,626,550	—	154,508,558
Taiwan	33,412,129	—	—	33,412,129
Thailand	—	20,099,507	—	20,099,507
Turkey	14,514,666	—	—	14,514,666
United Kingdom	81,724,199	309,278,781	—	391,002,980
United States	84,828,473	—	—	84,828,473
Total Investments	$605,508,991	$1,167,036,963	$—	$1,772,545,954

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$25,004,567	$26,004,540

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$21,642,362
Net unrealized appreciation — investments	322,164,043
Net unrealized appreciation (depreciation) — other investments	(131,368)
Temporary book/tax differences	(277,655)
Capital loss carryforward	(51,656,621)
Shares of beneficial interest	1,479,842,475
Total net assets	$1,771,583,236

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. International Growth Fund

The Fund has a capital loss carryforward as of December 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$3,949,297	$—	$3,949,297
December 31, 2017	9,904,769	—	9,904,769
December 31, 2018	37,802,555	—	37,802,555
	$51,656,621	$—	$51,656,621

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $530,274,350 and $373,939,938, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$408,821,791
Aggregate unrealized (depreciation) of investment securities	(86,657,748)
Net unrealized appreciation of investment securities	$322,164,043

Cost of investments for tax purposes is $1,450,381,911.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2015, undistributed net investment income was increased by $747,000 and undistributed net realized gain was decreased by $747,000. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	2,880,432	$101,462,241	3,030,640	$108,099,105
Series II	9,692,762	342,834,084	6,960,184	245,055,431

Issued as reinvestment of dividends:
Series I	294,235	9,253,708	304,681	10,743,048
Series II	505,433	15,698,757	437,790	15,248,241

Reacquired:
Series I	(3,775,855)	(133,005,235)	(4,195,088)	(149,170,519)
Series II	(6,163,474)	(214,126,325)	(6,504,328)	(228,915,784)
Net increase in share activity	3,433,533	$122,117,230	33,879	$1,059,522

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$34.87	$0.48	$(1.33)	$(0.85)	$(0.53)	$33.49	(2.34)%	$601,760	1.00	%(d)	1.01	%(d)	1.35	%(d)	22%
Year ended 12/31/14	35.32	0.56	(0.44)	0.12	(0.57)	34.87	0.33	647,530	1.01		1.02		1.58		26
Year ended 12/31/13	30.03	0.44	5.25	5.69	(0.40)	35.32	19.01	686,305	1.01		1.02		1.37		24
Year ended 12/31/12	26.37	0.35	3.73	4.08	(0.42)	30.03	15.53	591,491	1.00		1.01		1.24		24
Year ended 12/31/11	28.69	0.50	(2.38)	(1.88)	(0.44)	26.37	(6.74)	544,143	1.02		1.03		1.75		26
Series II
Year ended 12/31/15	34.42	0.38	(1.31)	(0.93)	(0.45)	33.04	(2.61)	1,169,823	1.25	(d)	1.26	(d)	1.10	(d)	22
Year ended 12/31/14	34.88	0.47	(0.43)	0.04	(0.50)	34.42	0.09	1,079,488	1.26		1.27		1.33		26
Year ended 12/31/13	29.68	0.36	5.18	5.54	(0.34)	34.88	18.72	1,062,929	1.26		1.27		1.12		24
Year ended 12/31/12	26.08	0.28	3.69	3.97	(0.37)	29.68	15.26	827,361	1.25		1.26		0.99		24
Year ended 12/31/11	28.35	0.42	(2.36)	(1.94)	(0.33)	26.08	(6.99)	607,269	1.27		1.28		1.50		26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $23,376,285 and sold of $8,831,296 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $638,672 and $1,195,358 for Series I and Series II, respectively.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$944.90	$4.90	$1,020.16	$5.09	1.00%
Series II	1,000.00	943.40	6.12	1,018.90	6.36	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0661
Foreign Source Income	$0.8943

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Managed Volatility Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIMGV-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Managed Volatility Fund (the Fund), outperformed the Russell 1000 Value Index, the Fund’s broad market benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.15%
Series II Shares	-2.37
Russell 1000 Value Index▼ (Broad Market Index)	-3.83
Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	0.15
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index■ (Peer Group Index)*	-0.82
Lipper VUF Equity Income Funds Index■ (Former Peer Group Index)*	-3.77

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*	During the reporting period, the Fund elected to use the Lipper VUF Mixed-Asset Target Allocation Growth Funds Index as its peer group benchmark rather than the Lipper VUF Equity Income Funds Index because the Lipper VUF Mixed-Asset Target Allocation Growth Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall of 2015, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    For the reporting period, most US equity market indexes delivered muted gains, at best, with value underperforming growth by a large margin, across market-cap. Sector performance within the Russell 1000 Value Index was mainly negative, with the health care, telecommunication services and industrials being the only sectors with positive results.

    On the positive side, the Fund’s underweight allocation in the energy sector was a significant contributor to the Fund’s performance relative to the broad market benchmark. The sector was the worst-performing sector during the year, as continued weakness in oil prices drove down stock prices.

    Strong stock selection within the information technology sector was also a large contributor to the Fund’s relative returns for the reporting period. Notably, Amdocs, in the software and services industry, was a large driver of performance, posting double-digit returns for the reporting period. Amdocs’ stock price increased when the company reported record revenues in July 2015, after expanding its product suite and renewing major service contracts. In addition, not owning HP helped the Fund’s relative performance, as the company’s stock struggled during the year.

    Stock selection in the consumer discretionary sector also added to relative returns. Within the sector, Carnival was a notable contributor, posting returns of over 20% for the reporting period. The cruise line operator reported higher-

Portfolio Composition
By sector	% of total net assets

Financials	28.4%
Health Care	14.1
Information Technology	13.6
Consumer Discretionary	9.0
Energy	8.3
Consumer Staples	6.8
Industrials	6.2
U.S. Government Securities	5.3
Telecommunication Services	2.8
Utilities	1.7
Materials	0.5
Money Market Funds
Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*
% of total net assets

1.	JPMorgan Chase & Co.	3.2%
2.	Citigroup Inc.	3.0
3.	General Electric Co.	2.5
4.	Bank of America Corp.	1.9
5.	Morgan Stanley	1.6
6.	Carnival Corp.	1.3
7.	PNC Financial Services Group, Inc. (The)	1.3
8.	Citizens Financial Group Inc.	1.3
9.	Target Corp.	1.2
10.	Merck & Co., Inc.	1.2

Total Net Assets	$53.9 million

Total Number of Holdings*	266

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Managed Volatility Fund

than-expected earnings and raised its outlook for 2016.

    On the negative side, stock selection in the health care sector and our allocation to health care stocks detracted from the Fund’s performance relative to the Russell 1000 Value Index. Specifically, an underweight allocation to health care services and not owning names like Cigna were large detractors, as those stocks performed well for the reporting period.

    Stock selection in the consumer staples sector also hurt the Fund’s relative performance. Notably, positions in Archer-Daniels-Midland declined during the fourth quarter as investors weighed third-quarter profits that missed analyst expectations and guidance that the company may continue to have a challenging operating environment due to the strong US dollar and depressed ethanol margins.

    Stock selection in and an underweight allocation to the industrials sector also dampened the Fund’s relative performance. Tyco International, within the commercial and professional services industry, performed poorly for the reporting period, posting negative double-digit returns. In the fourth quarter, Tyco International met analysts’ earnings expectations; however, revenue numbers fell short due to the impact from foreign currency versus the strong US dollar.

    The Fund’s allocation to high-grade bonds and convertible bonds contributed to relative performance versus the Russell 1000 Value Index, as the holdings within traditional and convertible bonds outperformed large value equities, which posted negative returns. The Fund’s fixed income allocation potentially may provide income and capital preservation during equity and market downturns.

    Currency forward contracts were used during the reporting period and had a large positive impact on the Fund’s performance relative to its broad market benchmark for the reporting period. This was mainly due to the strength of the US dollar compared to the foreign currencies in which the Fund’s non-US holdings were denominated. We used currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage.

    As part of our mandate, and to potentially reduce portfolio volatility during a market downturn, we sold short S&P 500 futures contracts during the reporting period for the purpose of reducing equity exposure in the Fund. S&P 500 futures contracts were used solely for the purpose of reducing volatility and not for speculative purposes. The use of S&P 500 futures contracts had a slight positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets experienced continued volatility during the reporting period. Reasons for volatility included political unrest in Eastern Europe, a sluggish Chinese economy and the effects on the global economy of falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your continued investment in Invesco V.I. Managed Volatility Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge

Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Brian Jurkash

Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2000. Mr. Jurkash earned a BBA degree in finance from Stephen F. Austin State University and an MBA in finance from the University of Houston.

Sergio Marcheli

Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Duy Nguyen

Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco Solutions, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

James Roeder

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Matthew Titus

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Managed Volatility Fund. He joined the management team effective January 25, 2016, after the close of the reporting period. Mr. Titus earned a bachelor’s degree in accounting and economics from Luther College in Decorah, Iowa, and an MBA from Ohio State University.

Invesco V.I. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund elected to use the Lipper VUF Mixed-Asset Target Allocation Growth Funds Index as its peer group benchmark rather than the Lipper VUF Equity Income Funds Index because the Lipper VUF Mixed-Asset Target Allocation Growth Funds Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (12/30/94)	7.19%
10 Years	7.03
5 Years	9.53
1 Year	-2.15

Series II Shares
Inception (4/30/04)	9.10%
10 Years	6.76
5 Years	9.26
1 Year	-2.37

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Invesco V.I. Managed Volatility Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.

    Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Hedging risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). Hedging may be ineffective due to unexpected changes in the market, changes in the values of the security and related security, or changes in the correlation of the security and related security. For gross currency hedges, there is an additional risk that these transactions create exposure to currencies in which the Fund’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses it can also reduce or eliminate gains.

    Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In addition, the Fund’s investment strategy to manage volatility may cause the Fund to under-perform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Real estate investment trust (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.

    Short sales risk. If the Fund sells short a security that it does not own and the security increases in value, the Fund will pay a higher price to repurchase the security. The more the Fund pays, the more

Invesco V.I. Managed Volatility Fund

it will lose on the transaction, which adversely affects its share price. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

    Volatility management risk. The risk that the Adviser’s strategy for managing portfolio volatility may not produce the desired result or that the Adviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Fund will maintain its target volatility level. Additionally, maintenance of the target volatility level will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Fund’s managed volatility strategy may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The gains and losses of the Fund’s futures positions may not correlate with the Fund’s direct investments in equity securities; as a result, these futures contracts may decline in value at the same time as the Fund’s direct investments in equity securities decline in value. The proprietary and third-party risk models used by the Adviser may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its target maximum annual volatility level for various reasons, including errors in using or building the models, technical issues implementing the models and various non-quantitative factors (such as, market or trading system dysfunctions, and investor fear or over-reaction).

    Zero coupon securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Barclays U.S. Government/ Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

    The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

    The Lipper VUF Equity Income Funds Index is an unmanaged index considered representative of equity income variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–65.28%
Aerospace & Defense–0.84%
General Dynamics Corp.	3,302	$453,563

Agricultural Products–0.68%
Archer-Daniels-Midland Co.	10,010	367,167

Application Software–0.61%
Citrix Systems, Inc.(b)	4,336	328,018

Asset Management & Custody Banks–1.70%
Northern Trust Corp.	5,509	397,144
State Street Corp.	7,830	519,599
		916,743

Automobile Manufacturers–0.59%
General Motors Co.	9,419	320,340

Biotechnology–0.82%
Amgen Inc.	2,190	355,503
Baxalta Inc.	2,221	86,685
		442,188

Broadcasting–0.17%
CBS Corp.–Class B	1,905	89,783

Cable & Satellite–1.55%
Comcast Corp.–Class A	8,598	485,185
Time Warner Cable Inc.	1,876	348,167
		833,352

Communications Equipment–2.72%
Cisco Systems, Inc.	20,986	569,875
Juniper Networks, Inc.	16,047	442,897
QUALCOMM, Inc.	9,029	451,314
		1,464,086

Construction Machinery & Heavy Trucks–0.46%
Caterpillar Inc.	3,624	246,287

Data Processing & Outsourced Services–0.76%
PayPal Holdings, Inc.(b)	11,259	407,576

Diversified Banks–8.79%
Bank of America Corp.	62,108	1,045,278
Citigroup Inc.	31,555	1,632,971
Comerica Inc.	7,897	330,331
JPMorgan Chase & Co.(c)	26,167	1,727,807
		4,736,387

Electric Utilities–0.54%
FirstEnergy Corp.	9,229	292,836

Fertilizers & Agricultural Chemicals–0.44%
Mosaic Co. (The)	8,637	238,295

Food Distributors–0.54%
Sysco Corp.	7,088	290,608

	Shares	Value
General Merchandise Stores–1.20%
Target Corp.	8,906	$646,665

Health Care Equipment–1.61%
Baxter International Inc.	9,226	351,972
Medtronic PLC	6,701	515,441
		867,413

Health Care Services–0.57%
Express Scripts Holding Co.(b)	3,502	306,110

Hotels, Resorts & Cruise Lines–1.32%
Carnival Corp.	13,087	712,980

Household Products–0.88%
Procter & Gamble Co. (The)	5,963	473,522

Hypermarkets & Super Centers–1.06%
Wal-Mart Stores, Inc.	9,319	571,255

Industrial Conglomerates–2.50%
General Electric Co.	43,274	1,347,985

Industrial Machinery–0.54%
Ingersoll-Rand PLC	5,271	291,433

Insurance Brokers–2.09%
Aon PLC	4,071	375,387
Marsh & McLennan Cos., Inc.	7,069	391,976
Willis Group Holdings PLC	7,350	356,989
		1,124,352

Integrated Oil & Gas–3.13%
Exxon Mobil Corp.	4,039	314,840
Occidental Petroleum Corp.	5,159	348,800
Royal Dutch Shell PLC–Class A (United Kingdom)	27,892	626,615
TOTAL S.A. (France)	8,844	393,875
		1,684,130

Integrated Telecommunication Services–1.12%
Koninklijke KPN N.V. (Netherlands)	26,771	101,088
Orange S.A. (France)	6,004	100,725
Telecom Italia S.p.A. (Italy)(b)	56,069	70,670
Telefónica, S.A. (Spain)	4,742	52,341
Verizon Communications Inc.	6,021	278,291
		603,115

Internet Software & Services–0.70%
eBay Inc.(b)	13,770	378,399

Investment Banking & Brokerage–3.05%
Charles Schwab Corp. (The)	12,047	396,708
Goldman Sachs Group, Inc. (The)	2,149	387,314
Morgan Stanley	27,032	859,888
		1,643,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
IT Consulting & Other Services–0.43%
Amdocs Ltd.	4,238	$231,268

Managed Health Care–0.99%
Anthem, Inc.	1,980	276,091
UnitedHealth Group Inc.	2,182	256,691
		532,782

Movies & Entertainment–0.47%
Time Warner Inc.	3,931	254,218

Multi-Utilities–0.52%
PG&E Corp.	5,265	280,045

Oil & Gas Equipment & Services–1.24%
Baker Hughes Inc.	7,167	330,757
Weatherford International PLC(b)	39,910	334,845
		665,602

Oil & Gas Exploration & Production–2.52%
Anadarko Petroleum Corp.	3,228	156,816
Apache Corp.	12,524	556,942
Canadian Natural Resources Ltd. (Canada)	15,515	338,738
Devon Energy Corp.	9,515	304,480
		1,356,976

Other Diversified Financial Services–0.82%
Voya Financial, Inc.	11,987	442,440

Packaged Foods & Meats–0.91%
Mondelez International, Inc.–Class A	10,900	488,756

Pharmaceuticals–5.15%
Eli Lilly and Co.	4,992	420,626
Merck & Co., Inc.	12,134	640,918
Novartis AG (Switzerland)	5,780	494,030
Pfizer Inc.	11,361	366,733
Sanofi (France)	4,087	349,106
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	7,624	500,439
		2,771,852

Publishing–0.47%
Thomson Reuters Corp.	6,705	253,881

Railroads–0.60%
CSX Corp.	12,503	324,453

Regional Banks–4.34%
BB&T Corp.	8,345	315,524
Citizens Financial Group Inc.	26,278	688,221
Fifth Third Bancorp	19,932	400,633
First Horizon National Corp.	16,205	235,297
PNC Financial Services Group, Inc. (The)	7,316	697,288
		2,336,963

Security & Alarm Services–0.62%
Tyco International PLC	10,522	335,546

	Shares	Value
Semiconductor Equipment–0.71%
Applied Materials, Inc.	20,418	$381,204

Semiconductors–0.90%
Intel Corp.	14,086	485,263

Specialized Finance–0.43%
CME Group Inc.–Class A	2,577	233,476

Systems Software–0.93%
Microsoft Corp.	9,009	499,819

Technology Hardware, Storage & Peripherals–0.64%
NetApp, Inc.	12,989	344,598

Tobacco–0.96%
Philip Morris International Inc.	5,879	516,823

Wireless Telecommunication Services–0.65%
Vodafone Group PLC–ADR (United Kingdom)	10,765	347,279
Total Common Stocks & Other Equity Interests (Cost $34,867,938)		35,161,742

	Principal Amount
Bonds and Notes–25.91%
Aerospace & Defense–0.24%
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/2016	$35,000	35,251
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	52,000	49,475
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	35,000	35,215
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	10,000	8,909
		128,850

Airlines–0.16%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 10/01/2026	23,546	23,649
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	17,071	17,645
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	30,000	30,356
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/2023(d)	14,696	15,095
		86,745

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	19,000	18,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.14%
Iconix Brand Group Inc.,
Sr. Unsec. Sub. Conv. Bonds, 1.50%, 03/15/2018	$66,000	$32,670
Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/2016	49,000	44,100
		76,770

Application Software–0.64%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	268,000	292,790
Nuance Communications, Inc., Sr. Unsec. Conv. Notes, 1.00%, 12/15/2022(d)(e)	51,000	49,311
		342,101

Asset Management & Custody Banks–0.51%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(d)	40,000	39,554
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(d)	150,000	153,784
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(d)	85,000	83,613
		276,951

Auto Parts & Equipment–0.28%
Johnson Controls, Inc., Sr. Unsec. Notes, 5.50%, 01/15/2016	150,000	150,180

Automobile Manufacturers–0.37%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.13%, 08/04/2025	200,000	199,744

Biotechnology–0.72%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	38,000	37,344
Amgen Inc., Sr. Unsec. Notes, 2.30%, 06/15/2016	35,000	35,208
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	115,000	154,244
Celgene Corp., Sr. Unsec. Global Notes,
4.63%, 05/15/2044	100,000	94,987
5.00%, 08/15/2045	9,000	9,075
Gilead Sciences, Inc., Sr. Unsec. Global Notes,
3.05%, 12/01/2016	30,000	30,516
4.40%, 12/01/2021	25,000	26,973
		388,347

Brewers–0.07%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/2016	40,000	40,091

Broadcasting–0.59%
Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/2023	324,000	318,938

Cable & Satellite–0.79%
CCO Safari II, LLC, Sr. Sec. Gtd. First Lien Notes, 4.46%, 07/23/2022(d)	60,000	59,995

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	$150,000	$164,154
Sr. Unsec. Gtd. Notes, 4.40%, 08/15/2035	35,000	35,479
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(d)	150,000	165,253
		424,881

Catalog Retail–0.31%
Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/2023(e)	81,000	122,209
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	50,000	43,377
		165,586

Communications Equipment–0.48%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(d)	81,000	105,604
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(e)	165,000	155,409
		261,013

Consumer Finance–0.03%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	18,000	17,857

Data Processing & Outsourced Services–0.23%
Visa Inc., Sr. Unsec. Global Notes,
3.15%, 12/14/2025	40,000	40,152
4.15%, 12/14/2035	30,000	30,384
4.30%, 12/14/2045	20,000	20,353
Xerox Corp., Sr. Unsec. Global Notes, 4.80%, 03/01/2035	38,000	35,273
		126,162

Diversified Banks–1.91%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/27/2016	115,000	116,043
BNP Paribas S.A. (France), Unsec. Sub. Gtd. Medium-Term Notes, 4.25%, 10/15/2024	200,000	198,470
Citigroup Inc., Unsec. Sub. Notes, 4.00%, 08/05/2024	60,000	59,654
HSBC Finance Corp., Sr. Unsec. Global Notes, 5.50%, 01/19/2016	100,000	100,166
JPMorgan Chase & Co., Unsec. Sub. Global Notes, 4.25%, 10/01/2027	15,000	14,937
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(f)	150,000	143,250
Series X, Jr. Unsec. Sub. Global Notes, 6.10%(f)	60,000	60,750
Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(f)	40,000	40,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Diversified Banks–(continued)
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	$30,000	$30,282
Sr. Unsec. Notes, 3.90%, 05/01/2045	75,000	68,788
Unsec. Sub. Medium-Term Notes,
4.10%, 06/03/2026	95,000	96,285
4.65%, 11/04/2044	100,000	97,732
		1,026,407

Diversified Chemicals–0.08%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	43,000	42,589

Diversified Real Estate Activities–0.05%
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	25,000	24,471

Drug Retail–0.14%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	20,000	19,808
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes,
3.30%, 11/18/2021	32,000	31,390
4.50%, 11/18/2034	24,000	21,979
		73,177

Electric Utilities–0.08%
Georgia Power Co., Sr. Unsec. Notes, 3.00%, 04/15/2016	45,000	45,249

Environmental & Facilities Services–0.04%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	25,000	23,467

Fertilizers & Agricultural Chemicals–0.03%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	15,000	14,986

Food Retail–0.10%
Kraft Heinz Co. (The), Sr. Unsec. Gtd. Notes, 1.60%, 06/30/2017(d)	56,000	55,862

General Merchandise Stores–0.23%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	20,000	19,115
Target Corp., Sr. Unsec. Notes, 5.88%, 07/15/2016	100,000	102,616
		121,731

Health Care Distributors–0.17%
McKesson Corp., Sr. Unsec. Notes, 3.25%, 03/01/2016	90,000	90,324

Health Care Equipment–1.27%
Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/2044	170,000	172,335
Sr. Unsec. Global Notes, 1.75%, 11/08/2016	15,000	15,082
3.88%, 05/15/2024	165,000	167,945
Sr. Unsec. Notes, 2.68%, 12/15/2019	17,000	17,115

	Principal Amount	Value
Health Care Equipment–(continued)
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes,
3.15%, 03/15/2022	$58,000	$58,707
4.38%, 03/15/2035	21,000	21,270
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/2017	94,000	128,721
Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 02/15/2020(d)	101,000	104,977
		686,152

Health Care Facilities–0.80%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	174,000	173,891
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(e)	235,000	254,388
		428,279

Health Care REIT’s–0.05%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	25,000	24,320

Health Care Services–0.38%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	30,000	29,810
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/2016	120,000	120,818
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.20%, 02/01/2022	33,000	32,471
4.70%, 02/01/2045	22,000	20,188
		203,287

Industrial Machinery–0.04%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	22,000	18,815

Integrated Oil & Gas–0.17%
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	77,000	76,390
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	18,000	17,095
		93,485

Integrated Telecommunication Services–0.93%
AT&T Inc., Sr. Unsec. Global Notes,
3.00%, 06/30/2022	28,000	27,265
3.40%, 05/15/2025	15,000	14,444
4.50%, 05/15/2035	25,000	23,296
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/2042	150,000	140,271
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	150,000	182,065
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	120,000	112,452
		499,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Internet Retail–0.02%
Amazon.com, Inc., Sr. Unsec. Global Notes, 4.80%, 12/05/2034	$9,000	$9,458

Investment Banking & Brokerage–0.85%
Goldman Sachs Group, Inc. (The), Unsec. Sub. Notes, 4.25%, 10/21/2025	27,000	26,860
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(e)	163,000	162,796
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	62,000	57,307
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes,
2.38%, 07/23/2019	175,000	174,595
4.00%, 07/23/2025	35,000	36,136
		457,694

Life & Health Insurance–0.05%
MetLife, Inc., Sr. Unsec. Global Notes, 4.60%, 05/13/2046	25,000	25,304

Movies & Entertainment–0.14%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	61,000	62,334
Viacom Inc., Sr. Unsec. Global Deb., 4.85%, 12/15/2034	19,000	15,566
		77,900

Multi-Line Insurance–0.66%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/2019	150,000	182,088
American International Group, Inc., Sr. Unsec. Global Notes,
2.30%, 07/16/2019	20,000	19,867
4.38%, 01/15/2055	40,000	34,626
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(d)	70,000	68,373
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(d)	50,000	50,250
		355,204

Multi-Utilities–0.33%
Enable Midstream Partners, LP, Sr. Unsec. Gtd. Global Notes, 2.40%, 05/15/2019	200,000	180,116

Office REIT’s–0.27%
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	150,000	146,814

Oil & Gas Equipment & Services–0.12%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(e)	84,000	66,623

Oil & Gas Exploration & Production–0.59%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/2019	129,000	73,611
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes,
2.88%, 11/15/2021	46,000	44,737
4.15%, 11/15/2034	49,000	42,671

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Devon Energy Corp., Sr. Unsec. Global Notes,
2.25%, 12/15/2018	$25,000	$23,047
3.25%, 05/15/2022	6,000	5,097
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/2017	174,000	129,412
		318,575

Oil & Gas Storage & Transportation–0.48%
Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	19,000	13,852
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes,
3.20%, 02/01/2016	150,000	150,051
2.55%, 10/15/2019	20,000	19,180
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	23,000	18,113
Spectra Energy Partners, L.P., Sr. Unsec. Notes, 2.95%, 06/15/2016	55,000	55,246
Williams Partners L.P., Sr. Unsec. Global Notes, 5.10%, 09/15/2045	2,000	1,320
		257,762

Other Diversified Financial Services–0.15%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(d)	31,000	30,511
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(d)	50,000	49,263
		79,774

Packaged Foods & Meats–0.72%
ConAgra Foods, Inc., Sr. Unsec. Global Notes, 1.30%, 01/25/2016	30,000	30,004
General Mills, Inc., Sr. Unsec. Global Notes, 0.88%, 01/29/2016	45,000	44,996
2.20%, 10/21/2019	45,000	45,173
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/2024(d)	200,000	194,498
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	3,000	3,027
Mondelez International, Inc., Sr. Unsec. Global Notes, 4.13%, 02/09/2016	60,000	60,165
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	11,000	11,256
		389,119

Personal Products–0.19%
Unilever Capital Corp. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.75%, 02/10/2016	100,000	100,210

Pharmaceuticals–1.63%
Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes,
1.85%, 03/01/2017	49,000	49,010
4.85%, 06/15/2044	150,000	148,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Allergan, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 04/01/2016	$50,000	$50,551
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(d)	200,000	202,052
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	76,000	79,895
Merck & Co., Inc., Sr. Unsec. Global Notes, 0.70%, 05/18/2016	100,000	100,013
Sanofi (France), Sr. Unsec. Global Notes, 2.63%, 03/29/2016	145,000	145,609
Zoetis Inc., Sr. Unsec. Global Notes, 1.15%, 02/01/2016	100,000	99,995
		876,023

Property & Casualty Insurance–0.31%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(d)	100,000	94,105
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	57,000	72,461
		166,566

Railroads–0.08%
Canadian National Railway Co. (Canada), Sr. Unsec. Notes, 5.80%, 06/01/2016	20,000	20,403
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	25,000	24,726
		45,129

Regional Banks–0.55%
BB&T Corp., Series A, Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/2016	40,000	40,106
Fifth Third Bancorp, Sr. Unsec. Notes, 3.63%, 01/25/2016	140,000	140,221
SunTrust Banks, Inc., Sr. Unsec. Notes, 3.60%, 04/15/2016	115,000	115,619
		295,946

Renewable Electricity–0.27%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	150,000	142,747

Research & Consulting Services–0.04%
Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	25,000	23,927

Retail REIT’s–0.28%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/2018	150,000	150,080

Semiconductor Equipment–0.59%
Lam Research Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/2025	35,000	33,209
Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	198,000	284,501
		317,710

Semiconductors–1.78%
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2025(d)	94,000	93,882

	Principal Amount	Value
Semiconductors–(continued)
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(e)	$243,000	$203,209
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018	297,000	496,176
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.00%, 12/01/2020(d)	174,000	162,907
		956,174

Soft Drinks–0.45%
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	30,000	30,190
Dr Pepper Snapple Group, Inc., Sr. Unsec. Gtd. Global Notes, 2.90%, 01/15/2016	80,000	80,042
PepsiCo, Inc., Sr. Unsec. Notes, 2.50%, 05/10/2016	130,000	130,822
		241,054

Specialized Finance–0.64%
Air Lease Corp., Sr. Unsec. Global Notes,
2.63%, 09/04/2018	45,000	44,609
4.25%, 09/15/2024	35,000	34,453
Aviation Capital Group Corp., Sr. Unsec. Notes,
2.88%, 09/17/2018(d)	35,000	34,698
4.88%, 10/01/2025(d)	40,000	39,965
Intercontinental Exchange, Inc., Sr. Unsec. Gtd. Global Notes, 3.75%, 12/01/2025	30,000	30,110
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/2024	150,000	160,238
		344,073

Specialty Stores–0.06%
GNC Holdings, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 08/15/2020(d)	42,000	33,836

Systems Software–0.58%
FireEye, Inc.,
Series A, Sr. Unsec. Conv. Notes, 1.00%, 06/01/2020(d)(e)	52,000	44,492
Series B, Sr. Unsec. Conv. Notes, 1.63%, 06/01/2022(d)(e)	52,000	41,958
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	37,000	34,191
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	162,000	160,380
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/2034	30,000	29,808
		310,829

Technology Hardware, Storage & Peripherals–0.86%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	39,000	38,027
Hewlett Packard Enterprise Co., Sr. Unsec. Gtd. Notes,
2.85%, 10/05/2018(d)	65,000	65,006
6.20%, 10/15/2035(d)	35,000	33,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–(continued)
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/2020	$237,000	$246,480
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	65,000	54,438
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/2034(d)	37,000	26,455
		464,220

Thrifts & Mortgage Finance–0.69%
MGIC Investment Corp., Sr. Unsec. Conv. Notes,
5.00%, 05/01/2017	170,000	175,737
2.00%, 04/01/2020	46,000	64,170
Radian Group Inc., Sr. Unsec. Conv. Notes,
3.00%, 11/15/2017	72,000	90,495
2.25%, 03/01/2019	30,000	38,794
		369,196

Tobacco–0.12%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	11,000	11,018
Sr. Unsec. Global Notes, 2.50%, 05/16/2016	55,000	55,336
		66,354

Wireless Telecommunication Services–0.35%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(d)	178,000	190,471
Total Bonds and Notes (Cost $14,363,539)		13,954,243

	Principal Amount	Value
U.S. Treasury Securities–5.31%
U.S. Treasury Notes–5.31%
0.88%, 11/30/2017	$2,335,000	$2,328,652
1.25%, 12/15/2018	235,000	234,548
1.63%, 11/30/2020	274,300	272,746
2.00%, 11/30/2022	21,000	20,882
Total U.S. Treasury Securities (Cost $2,862,135)		2,856,828

	Shares
Preferred Stocks–0.20%
Asset Management & Custody Banks–0.20%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd. (Cost $118,793)	1,900	107,112

Money Market Funds–3.33%
Liquid Assets Portfolio–Institutional Class, 0.29%(g)	897,839	897,839
Premier Portfolio–Institutional Class, 0.24%(g)	897,839	897,839
Total Money Market Funds (Cost $1,795,678)		1,795,678
TOTAL INVESTMENTS–100.03% (Cost $54,008,083)		53,875,603
OTHER ASSETS LESS LIABILITIES–(0.03)%		(14,856)
NET ASSETS–100.00%		$53,860,747

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $2,289,584, which represented 4.25% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Perpetual bond with no specified maturity date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:

Investments, at value (Cost $52,212,405)	$52,079,925
Investments in affiliated money market funds, at value and cost	1,795,678
Total investments, at value (Cost $54,008,083)	53,875,603
Foreign currencies, at value (Cost $17,470)	17,387
Receivable for:
Investments sold	15,074
Variation margin — futures	28,389
Fund shares sold	4,585
Dividends and interest	180,744
Investment for trustee deferred compensation and retirement plans	63,931
Unrealized appreciation on forward foreign currency contracts outstanding	28,890
Other assets	1,529
Total assets	54,216,132

Liabilities:
Payable for:
Investments purchased	11,847
Fund shares reacquired	206,392
Accrued fees to affiliates	35,251
Accrued trustees’ and officers’ fees and benefits	134
Accrued other operating expenses	33,478
Trustee deferred compensation and retirement plans	68,283
Total liabilities	355,385
Net assets applicable to shares outstanding	$53,860,747

Net assets consist of:
Shares of beneficial interest	$51,973,510
Undistributed net investment income	779,551
Undistributed net realized gain	1,212,324
Net unrealized appreciation (depreciation)	(104,638)
$53,860,747

Net Assets:
Series I	$52,360,323
Series II	$1,500,424

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	4,600,770
Series II	133,255
Series I:
Net asset value per share	$11.38
Series II:
Net asset value per share	$11.26

Investment income:
Dividends (net of foreign withholding taxes of $26,650)	$963,848
Dividends from affiliated money market funds	2,992
Interest	438,249
Total investment income	1,405,089

Expenses:
Advisory fees	392,932
Administrative services fees	202,433
Custodian fees	20,682
Distribution fees — Series II	4,082
Transfer agent fees	19,902
Trustees’ and officers’ fees and benefits	20,285
Professional services fees	42,789
Other	21,437
Total expenses	724,542
Less: Fees waived	(12,515)
Net expenses	712,027
Net investment income	693,062

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,128,188
Foreign currencies	(5,153)
Forward foreign currency contracts	324,151
Futures contracts	155,499
1,602,685
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,461,461)
Foreign currencies	2,131
Forward foreign currency contracts	(52,359)
Futures contracts	(224)
(3,511,913)
Net realized and unrealized gain (loss)	(1,909,228)
Net increase (decrease) in net assets resulting from operations	$(1,216,166)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$693,062	$882,573
Net realized gain	1,602,685	22,977,439
Change in net unrealized appreciation (depreciation)	(3,511,913)	(11,008,043)
Net increase (decrease) in net assets resulting from operations	(1,216,166)	12,851,969

Distributions to shareholders from net investment income:
Series I	(883,070)	(1,956,705)
Series ll	(18,185)	(44,780)
Total distributions from net investment income	(901,255)	(2,001,485)

Distributions to shareholders from net realized gains:
Series l	(22,008,256)	(3,200,299)
Series ll	(561,485)	(80,119)
Total distributions from net realized gains	(22,569,741)	(3,280,418)

Share transactions–net:
Series l	5,715,114	1,534,064
Series ll	321,994	(63,252)
Net increase in net assets resulting from share transactions	6,037,108	1,470,812
Net increase (decrease) in net assets	(18,650,054)	9,040,878

Net assets:
Beginning of year	72,510,801	63,469,923
End of year (includes undistributed net investment income of $779,551 and $717,068, respectively)	$53,860,747	$72,510,801

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Managed Volatility Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Managed Volatility Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Invesco V.I. Managed Volatility Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective May 1, 2015, the Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. Prior to May 1, 2015, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.03% and Series II shares to 1.28% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $12,515.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $152,433 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $241 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Managed Volatility Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$35,118,076	$1,946,456	$—	$37,064,532
U.S. Treasury Securities	—	2,856,828	—	2,856,828
Corporate Debt Securities	—	13,954,243	—	13,954,243
	35,118,076	18,757,527	—	53,875,603
Forward Foreign Currency Contracts*	—	28,890	—	28,890
Futures Contracts*	(224)	—	—	(224)
Total Investments	$35,117,852	$18,786,417	$—	$53,904,269

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$28,890	$—
Equity risk:
Futures contracts(b)	—	(224)
Total	$28,890	$(224)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts
Realized Gain:
Currency risk	$324,151	$—
Equity risk	—	155,499
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(52,359)	—
Equity risk	—	(224)
Total	$271,792	$155,275

The table below summarizes the twelve month average notional value of forward foreign currency contracts and the six month average notional value of futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$4,124,901	$8,909,631

Invesco V.I. Managed Volatility Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
1/15/16	Bank of New York Mellon (The)	CAD	303,940	USD	223,641	$219,593	$4,048
1/15/16	State Street Bank and Trust Co.	CAD	303,940	USD	223,595	219,593	4,002
1/15/16	Bank of New York Mellon (The)	CHF	184,887	USD	186,692	184,704	1,988
1/15/16	State Street Bank and Trust Co.	CHF	184,887	USD	186,730	184,704	2,026
1/15/16	Bank of New York Mellon (The)	EUR	378,978	USD	413,324	412,010	1,314
1/15/16	State Street Bank and Trust Co.	EUR	378,977	USD	413,443	412,009	1,434
1/15/16	Bank of New York Mellon (The)	GBP	248,767	USD	373,340	366,735	6,605
1/15/16	State Street Bank and Trust Co.	GBP	248,768	USD	373,465	366,736	6,729
1/15/16	Bank of New York Mellon (The)	ILS	732,563	USD	188,581	188,311	270
1/15/16	State Street Bank and Trust Co.	ILS	732,564	USD	188,785	188,311	474
Total Open Forward Foreign Currency Contracts — Currency Risk							$28,890

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILS	– Israeli Shekel
USD	– U.S. Dollar

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Short	14	March-2016	$(1,424,780)	$(224)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2015.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Bank of New York Mellon (The)	$14,225	$—	$—	$—	$14,225
State Street Bank and Trust Co.	14,665	—	—	—	14,665
Total	$28,890	$—	$—	$—	$28,890

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Managed Volatility Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$2,074,591	$2,001,485
Long-term capital gain	21,396,405	3,280,418
Total distributions	$23,470,996	$5,281,903

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$983,365
Undistributed long-term gain	1,392,683
Net unrealized appreciation (depreciation) — investments	(418,713)
Net unrealized appreciation (depreciation) — other investments	(824)
Temporary book/tax differences	(69,274)
Shares of beneficial interest	51,973,510
Total net assets	$53,860,747

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and adjustments to contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $16,507,760 and $27,113,903, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $55,540,421 and $58,150,021, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,493,489
Aggregate unrealized (depreciation) of investment securities	(3,912,202)
Net unrealized appreciation (depreciation) of investment securities	$(418,713)

Cost of investments for tax purposes is $54,294,316.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and contingent payment debt instrumentals, on December 31, 2015, undistributed net investment income was increased by $270,676 and undistributed net realized gain was decreased by $270,676. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Managed Volatility Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	281,770	$4,951,536	717,540	$13,584,291
Series II	4,400	73,277	16,173	299,184

Issued as reinvestment of dividends:
Series I	2,053,034	22,891,326	276,664	5,157,004
Series II	52,506	579,670	6,744	124,899

Reacquired:
Series I	(1,451,733)	(22,127,748)	(906,605)	(17,207,231)
Series II	(18,649)	(330,953)	(26,293)	(487,335)
Net increase in share activity	921,328	$6,037,108	84,223	$1,470,812

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$19.02	$0.18	$(0.74)	$(0.56)	$(0.27)	$(6.81)	$(7.08)	$11.38	(2.15)%	$52,360	1.08	%(d)	1.10	%(d)	1.07	%(d)	117%
Year ended 12/31/14	17.03	0.24	3.23	3.47	(0.56)	(0.92)	(1.48)	19.02	20.57	70,717	1.03		1.10		1.26		201
Year ended 12/31/13	16.20	0.47	1.25	1.72	(0.52)	(0.37)	(0.89)	17.03	10.76	61,806	1.07		1.08		2.73		15
Year ended 12/31/12	16.74	0.52	0.10	0.62	(0.54)	(0.62)	(1.16)	16.20	3.61	64,158	0.99		1.03		3.10		3
Year ended 12/31/11	14.87	0.51	1.90	2.41	(0.54)	—	(0.54)	16.74	16.45	70,956	0.92		1.04		3.23		14
Series II
Year ended 12/31/15	18.88	0.13	(0.72)	(0.59)	(0.22)	(6.81)	(7.03)	11.26	(2.37)	1,500	1.33	(d)	1.35	(d)	0.82	(d)	117
Year ended 12/31/14	16.91	0.19	3.21	3.40	(0.51)	(0.92)	(1.43)	18.88	20.30	1,794	1.28		1.35		1.01		201
Year ended 12/31/13	16.09	0.43	1.23	1.66	(0.47)	(0.37)	(0.84)	16.91	10.45	1,664	1.32		1.33		2.48		15
Year ended 12/31/12	16.63	0.47	0.10	0.57	(0.49)	(0.62)	(1.11)	16.09	3.34	1,637	1.24		1.28		2.85		3
Year ended 12/31/11	14.78	0.47	1.88	2.35	(0.50)	—	(0.50)	16.63	16.15	1,878	1.17		1.29		2.98		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $63,856 and $1,633 for Series I and Series II shares, respectively.

Invesco V.I. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Managed Volatility Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Managed Volatility Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$969.30	$5.56	$1,019.56	$5.70	1.12%
Series II	1,000.00	968.10	6.80	1,018.30	6.97	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$21,396,405
Corporate Dividends Received Deduction*	53.46%
U.S. Treasury Obligations*	3.71%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Managed Volatility Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMCCE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Mid Cap Core Equity Fund (the Fund), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-4.03%
Series II Shares	-4.28
S&P 500 Index▼ (Broad Market Index)	1.38
Russell Midcap Index▼ (Style-Specific Index)	-2.44
Lipper VUF Mid-Cap Core Funds Index■ (Peer Group Index)	-4.26

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatilty.

In the fall of 2015, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    During the year, stock selection in the energy, financials and materials sectors benefited Fund performance relative to the style-specific benchmark. The largest detractors from Fund performance included stock selection in the consumer discretionary, health care, industrials and information technology (IT) sectors.

    One of the most significant contributors to Fund performance for the year was Salix Pharmaceuticals. Salix received multiple takeover offers before agreeing to be acquired by Valeant Pharmaceuticals (not a Fund holding).

    Insurance company Progressive was also a contributor to Fund performance. During the year, the company released a strong earnings report with better-than-expected top-line growth supported by continued gains in market share. This positive outlook boosted the company’s stock price.

    The largest detractor from Fund performance relative to the Russell Midcap Index was Kennametal. The industrial machinery specialist struggled due to its exposure to the slumping energy sector. In addition, the company’s exposure to China, particularly in the automotive and coal industries, hurt its stock price.

    NetApp posted disappointing results and announced a cautious earnings outlook as the company struggled to find customers for its data-storage products amid a shift to various cloud storage offerings and several next-generation storage competitors.

Portfolio Composition
By sector	% of total net assets

Financials	20.9%
Information Technology	16.3
Industrials	13.2
Consumer Discretionary	10.4
Health Care	10.0
Materials	5.3
Consumer Staples	4.5
Energy	4.3
Utilities	3.7
Money Market Funds
Plus Other Assets Less Liabilities	11.4

Top 10 Equity Holdings*
% of total net assets

1.	Progressive Corp. (The)	3.1%
2.	First Republic Bank	3.0
3.	Moody’s Corp.	2.7
4.	Brown & Brown, Inc.	2.5
5.	St. James’s Place PLC	2.3
6.	Amphenol Corp.-Class A	2.2
7.	Torchmark Corp.	2.2
8.	Arch Capital Group Ltd.	2.2
9.	CMS Energy Corp.	2.1
10.	Stanley Black & Decker Inc.	2.0

Total Net Assets	$320.0 million

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Mid Cap Core Equity Fund

    The Fund’s conservative positioning and allocation to cash hurt Fund performance during the year. We have been quite active in deploying cash during periods of market volatility. Though the Fund’s allocation to cash decreased during the year, our position detracted from Fund performance.

    During the reporting period, our largest overweight position relative to the Russell Midcap Index was in the IT sector. The Fund also had a slight overweight position in the energy sector. The largest underweight positions were in the consumer discretionary, consumer staples, financials, health care, industrials, materials and utilities sectors.

    As always, we are focused on companies that provide an attractive return on invested capital, trade at attractive valuations and have management teams with a long-term perspective. In short, we seek to take advantage of the market’s volatile behavior and short-term focus. We believe our conservative approach should position the Fund to navigate the evolving economic backdrop.

    We thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s global core equity team, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Brian Nelson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Assisted by Invesco’s Global Core Equity Team

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (9/10/01)	6.86%
10 Years	5.67
5 Years	6.05
1 Year	-4.03

Series II Shares
Inception (9/10/01)	6.60%
10 Years	5.41
5 Years	5.79
1 Year	-4.28

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–88.59%
Advertising–1.06%
Publicis Groupe S.A. (France)	51,303	$3,402,642

Aerospace & Defense–0.82%
Meggitt PLC (United Kingdom)	474,071	2,618,598

Apparel, Accessories & Luxury Goods–1.16%
PVH Corp.	50,481	3,717,926

Application Software–1.00%
Synopsys, Inc.(b)	70,220	3,202,734

Asset Management & Custody Banks–1.76%
Northern Trust Corp.	77,931	5,618,046

Auto Parts & Equipment–1.12%
Dana Holding Corp.	259,119	3,575,842

Biotechnology–1.35%
United Therapeutics Corp.(b)	27,548	4,314,292

Brewers–1.30%
Molson Coors Brewing Co.–Class B	44,172	4,148,634

Communications Equipment–2.50%
F5 Networks, Inc.(b)	45,706	4,431,654
Juniper Networks, Inc.	129,481	3,573,675
	8,005,329

Computer & Electronics Retail–0.86%
GameStop Corp.–Class A	97,761	2,741,218

Data Processing & Outsourced Services–1.81%
Jack Henry & Associates, Inc.	74,325	5,801,810

Electronic Components–2.23%
Amphenol Corp.–Class A	136,755	7,142,714

Electronic Equipment & Instruments–1.31%
FLIR Systems, Inc.	149,207	4,188,240

Environmental & Facilities Services–1.54%
Republic Services, Inc.	112,300	4,940,077

Health Care Distributors–1.78%
Cardinal Health, Inc.	63,675	5,684,267

Health Care Equipment–2.38%
ResMed Inc.	74,034	3,974,885
Wright Medical Group N.V.(b)	151,037	3,652,075
	7,626,960

Health Care Facilities–1.43%
Community Health Systems Inc.(b)	92,674	2,458,641
Tenet Healthcare Corp.(b)	69,661	2,110,729
	4,569,370

	Shares	Value
Homebuilding–1.79%
D.R. Horton, Inc.	178,392	$5,713,896

Homefurnishing Retail–0.90%
Aaron’s, Inc.	128,088	2,867,890

Hotels, Resorts & Cruise Lines–1.48%
Norwegian Cruise Line Holdings Ltd.(b)	80,898	4,740,623

Household Appliances–0.97%
Whirlpool Corp.	21,114	3,101,013

Industrial Machinery–9.15%
Flowserve Corp.	46,211	1,944,559
Kennametal Inc.	183,660	3,526,272
Lincoln Electric Holdings, Inc.	74,603	3,871,149
Nordson Corp.	50,048	3,210,579
Parker-Hannifin Corp.	25,044	2,428,767
Stanley Black & Decker Inc.	61,012	6,511,811
Timken Co. (The)	116,913	3,342,543
Xylem, Inc.	122,002	4,453,073
	29,288,753

Insurance Brokers–2.48%
Brown & Brown, Inc.	247,235	7,936,243

IT Consulting & Other Services–1.04%
EPAM Systems, Inc.(b)	42,275	3,323,661

Life & Health Insurance–4.54%
St. James’s Place PLC (United Kingdom)	501,157	7,391,533
Torchmark Corp.	124,804	7,133,797
	14,525,330

Life Sciences Tools & Services–1.52%
Agilent Technologies, Inc.	116,560	4,873,374

Marine–0.62%
Kirby Corp.(b)	37,465	1,971,408

Multi-Utilities–3.66%
CMS Energy Corp.	185,370	6,688,149
WEC Energy Group, Inc.	97,944	5,025,507
	11,713,656

Office REIT’s–1.01%
Boston Properties, Inc.	25,439	3,244,490

Oil & Gas Equipment & Services–0.99%
Core Laboratories N.V.	29,113	3,165,748

Oil & Gas Exploration & Production–3.27%
Cabot Oil & Gas Corp.	183,971	3,254,447
Concho Resources Inc.(b)	41,565	3,859,726
Vermilion Energy, Inc. (Canada)	123,219	3,348,096
		10,462,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Packaged Foods & Meats–3.22%
Hain Celestial Group, Inc. (The)(b)	47,693	$1,926,320
JM Smucker Co. (The)	41,281	5,091,599
Mead Johnson Nutrition Co.	41,743	3,295,610
		10,313,529

Paper Packaging–0.73%
Packaging Corp. of America	36,944	2,329,319

Pharmaceuticals–1.50%
Endo International PLC(b)	78,440	4,802,097

Property & Casualty Insurance–5.36%
Arch Capital Group Ltd.(b)	101,919	7,108,850
Progressive Corp. (The)	316,325	10,059,135
		17,167,985

Regional Banks–3.04%
First Republic Bank	147,331	9,732,686

Semiconductor Equipment–1.40%
Teradyne, Inc.	216,713	4,479,458

Semiconductors–3.71%
Linear Technology Corp.	146,958	6,241,306
Xilinx, Inc.	119,939	5,633,535
		11,874,841

Specialized Finance–2.67%
Moody’s Corp.	85,062	8,535,121

	Shares	Value
Specialty Chemicals–4.61%
Albemarle Corp.	93,037	$5,211,002
International Flavors & Fragrances Inc.	51,197	6,125,209
Koninklijke DSM N.V. (Netherlands)	68,006	3,403,174
		14,739,385

Specialty Stores–1.06%
Dick’s Sporting Goods, Inc.	95,598	3,379,389

Technology Hardware, Storage & Peripherals–1.33%
NetApp, Inc.	160,800	4,266,024

Trucking–1.13%
Hertz Global Holdings, Inc.(b)	253,255	3,603,819
Total Common Stocks & Other Equity Interests (Cost $239,407,582)		283,450,706

Money Market Funds–11.61%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	18,573,375	18,573,375
Premier Portfolio–Institutional Class, 0.24%(c)	18,573,376	18,573,376
Total Money Market Funds (Cost $37,146,751)		37,146,751
TOTAL INVESTMENTS–100.20% (Cost $276,554,333)		320,597,457
OTHER ASSETS LESS LIABILITIES–(0.20)%		(636,784)
NET ASSETS–100.00%		$319,960,673

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $239,407,582)	$283,450,706
Investments in affiliated money market funds, at value and cost	37,146,751
Total investments, at value (Cost $276,554,333)	320,597,457
Foreign currencies, at value (Cost $13,802)	13,700
Receivable for:
Fund shares sold	16,277
Dividends	344,557
Investment for trustee deferred compensation and retirement plans	104,692
Total assets	321,076,683

Liabilities:
Payable for:
Investments purchased	443,885
Fund shares reacquired	257,944
Accrued fees to affiliates	279,572
Accrued trustees’ and officers’ fees and benefits	157
Accrued other operating expenses	14,588
Trustee deferred compensation and retirement plans	119,864
Total liabilities	1,116,010
Net assets applicable to shares outstanding	$319,960,673

Net assets consist of:
Shares of beneficial interest	$255,170,214
Undistributed net investment income	35,124
Undistributed net realized gain	20,712,185
Net unrealized appreciation	44,043,150
$319,960,673

Net Assets:
Series I	$201,684,981
Series II	$118,275,692

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	16,638,905
Series II	9,927,067
Series I:
Net asset value per share	$12.12
Series II:
Net asset value per share	$11.91

Investment income:
Dividends (net of foreign withholding taxes of $48,255)	$4,213,408
Dividends from affiliated money market funds	44,884
Total investment income	4,258,292

Expenses:
Advisory fees	2,614,579
Administrative services fees	985,391
Custodian fees	14,805
Distribution fees — Series II	316,137
Transfer agent fees	37,620
Trustees’ and officers’ fees and benefits	27,277
Other	50,358
Total expenses	4,046,167
Less: Fees waived	(80,636)
Net expenses	3,965,531
Net investment income	292,761

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	20,871,033
Foreign currencies	(60,534)
20,810,499
Change in net unrealized appreciation (depreciation) of:
Investment securities	(34,095,694)
Foreign currencies	67
(34,095,627)
Net realized and unrealized gain (loss)	(13,285,128)
Net increase (decrease) in net assets resulting from operations	$(12,992,367)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$292,761	$845,635
Net realized gain	20,810,499	32,956,386
Change in net unrealized appreciation (depreciation)	(34,095,627)	(16,651,461)
Net increase (decrease) in net assets resulting from operations	(12,992,367)	17,150,560

Distributions to shareholders from net investment income:
Series I	(774,992)	(103,075)
Series ll	(130,328)	—
Total distributions from net investment income	(905,320)	(103,075)

Distributions to shareholders from net realized gains:
Series l	(20,812,280)	(29,565,808)
Series ll	(11,890,260)	(14,396,190)
Total distributions from net realized gains	(32,702,540)	(43,961,998)

Share transactions–net:
Series l	(23,442,519)	(18,688,127)
Series ll	7,145,332	20,690,882
Net increase (decrease) in net assets resulting from share transactions	(16,297,187)	2,002,755
Net increase (decrease) in net assets	(62,897,414)	(24,911,758)

Net assets:
Beginning of year	382,858,087	407,769,845
End of year (includes undistributed net investment income of $35,124 and $708,217, respectively)	$319,960,673	$382,858,087

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Mid Cap Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Mid Cap Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.725%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Mid Cap Core Equity Fund

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $80,636.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $87,945 for accounting and fund administrative services and reimbursed $897,446 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $46 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$306,400,108	$14,197,349	$—	$320,597,457

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $906,764.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$4,519,294	$12,133,140
Long-term capital gain	29,088,566	31,931,933
Total distributions	$33,607,860	$44,065,073

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$4,125,767
Undistributed long-term gain	16,899,277
Net unrealized appreciation — investments	43,891,386
Net unrealized appreciation — other investments	29
Temporary book/tax differences	(126,000)
Shares of beneficial interest	255,170,214
Total net assets	$319,960,673

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $134,301,611 and $152,779,855, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$68,618,053
Aggregate unrealized (depreciation) of investment securities	(24,726,667)
Net unrealized appreciation of investment securities	$43,891,386

Cost of investments for tax purposes is $276,706,071.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2015, undistributed net investment income was decreased by $60,534 and undistributed net realized gain was increased by $60,534. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	482,475	$6,548,148	728,130	$11,027,954
Series II	1,781,612	24,401,427	2,443,423	36,548,302

Issued as reinvestment of dividends:
Series I	1,770,900	21,587,272	2,092,304	29,668,883
Series II	1,002,551	12,020,588	1,030,508	14,396,190

Reacquired:
Series I	(3,723,891)	(51,577,939)	(3,914,889)	(59,384,964)
Series II	(2,128,890)	(29,276,683)	(2,042,206)	(30,253,610)
Net increase (decrease) in share activity	(815,243)	$(16,297,187)	337,270	$2,002,755

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$14.06	$0.02	$(0.58)	$(0.56)	$(0.05)	$(1.33)	$(1.38)	$12.12	(4.03)%	$201,685	1.01	%(d)	1.03	%(d)	0.17	%(d)	44%
Year ended 12/31/14	15.13	0.05	0.64	0.69	(0.01)	(1.75)	(1.76)	14.06	4.43	254,553	1.01		1.04		0.29		38
Year ended 12/31/13	12.71	0.01	3.59	3.60	(0.11)	(1.07)	(1.18)	15.13	28.81	290,550	1.01		1.04		0.09		34
Year ended 12/31/12	11.56	0.09	1.18	1.27	(0.01)	(0.11)	(0.12)	12.71	10.96	286,607	1.02		1.05		0.69		59
Year ended 12/31/11	12.39	0.01	(0.80)	(0.79)	(0.04)	—	(0.04)	11.56	(6.38)	322,102	1.01		1.03		0.08		57
Series II
Year ended 12/31/15	13.84	(0.01)	(0.57)	(0.58)	(0.02)	(1.33)	(1.35)	11.91	(4.28)	118,276	1.26	(d)	1.28	(d)	(0.08	)(d)	44
Year ended 12/31/14	14.95	0.01	0.63	0.64	—	(1.75)	(1.75)	13.84	4.17	128,305	1.26		1.29		0.04		38
Year ended 12/31/13	12.58	(0.02)	3.54	3.52	(0.08)	(1.07)	(1.15)	14.95	28.46	117,219	1.26		1.29		(0.16)		34
Year ended 12/31/12	11.47	0.06	1.16	1.22	—	(0.11)	(0.11)	12.58	10.62	90,648	1.27		1.30		0.44		59
Year ended 12/31/11	12.28	(0.02)	(0.78)	(0.80)	(0.01)	—	(0.01)	11.47	(6.50)	65,196	1.26		1.28		(0.17)		57

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $234,177 and $126,455 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$925.50	$4.90	$1,020.11	$5.14	1.01%
Series II	1,000.00	924.50	6.11	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$29,088,566
Corporate Dividends Received Deduction*	99.77%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIMCG-AR-1

NOT FDIC INSURED   |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Mid Cap Growth Fund (the Fund) outperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	1.21%
Series II Shares	1.04
S&P 500 Index▼ (Broad Market Index)	1.38
Russell Midcap Growth Index▼ (Style-Specific Index)	-0.20
Lipper VUF Mid-Cap Growth Funds Index¡ (Peer Group Index)	-0.20

Source(s): ▼FactSet Research Systems Inc.; ¡Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources - companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity-

and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    In this environment, the Fund managed a positive return that outperformed its style-specific benchmark. Solid outperformance across the consumer discretionary, industrials and health care sectors was driven primarily by positive stock selection. This more than offset underperformance resulting from stock selection in the financials sector and the Fund’s intentional underweight exposure to the consumer staples sector during the year

    The Fund outperformed its style-specific benchmark by the widest margin in the consumer discretionary sector. One of the largest contributors to Fund performance in this sector was Gentherm, which manufactures seat control systems for the automotive industry. The stock began the year recovering from a price drop, as a major customer had issues rolling out a new truck platform. As the customer’s launch progressed and Gentherm released strong earnings results, the stock rebounded and was up sharply. Royal Caribbean also contributed to Fund performance, reporting improving financial results and raising future guidance as the cruise line benefited from low fuel prices and increasing consumer spending. O’Reilly Automotive was also a positive driver of Fund results for the year.

    The Fund also outperformed its style-specific benchmark in the industrials sector. AO Smith and Lennox International both reported solid earnings and benefited from improved housing sentiment and orders from homebuilders through the year.

    The Fund outperformed its style-specific benchmark in the health care sector as well, and Synageva was the largest overall contributor to Fund performance. Synageva develops ‘orphan’ medications that treat rare life-threatening diseases. The company’s stock appreciated when it was bought by another company for a premium more than double its previous trading price. We sold our position in the company, locking in the gain for our shareholders.

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	21.9%
Information Technology	19.6
Health Care	17.4
Industrials	14.2
Financials	12.7
Consumer Staples	5.6
Materials	3.7
Telecommunication Services	1.8
Energy	1.1
Money Market Funds Plus Other Assets Less Liabilities	2.0

Top 10 Equity Holdings*
% of total net assets

1.	Constellation Brands, Inc.-Class A	2.6%
2.	E*TRADE Financial Corp.	2.3
3.	Palo Alto Networks, Inc.	2.2
4.	Intercontinental Exchange, Inc.	2.2
5.	ServiceNow, Inc.	2.1
6.	Alexion Pharmaceuticals, Inc.	2.0
7.	Brunswick Corp.	1.9
8.	NXP Semiconductors N.V.	1.9
9.	McGraw Hill Financial, Inc.	1.9
10.	Signet Jewelers Ltd.	1.8

Total Net Assets	$262.3 million
Total Number of Holdings*	82

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Mid Cap Growth Fund

    The Fund underperformed its style-specific benchmark by the widest margin in the financials sector. Wisdomtree Investments was a detractor from Fund performance as equity markets pulled back and investment flows slowed overall, turning negative for its lead hedged currency product, and leading to reduced earnings expectations for the company. Realogy Holdings is a real estate brokerage and relocation firm, which also reported some disappointing financial results later in the year that pressured the stock. MGIC Investment, which provides mortgage insurance and related services, was also down during the year despite relatively solid business fundamentals. Investors focused on the potential risk that future private mortgage insurance business would face pricing pressures from public mortgage insurance.

    The consumer staples sector was the strongest-performing area of the Fund’s style-specific index during the year. The Fund had a modest but intentional underweight exposure to this relatively expensive area of the market and underperformed as a result. We purchased Hain Celestial Group and Whitewave Foods during the year, and both companies underperformed. However, beverage distributor Constellation Brands was one of the top overall contributors to Fund performance during the year.

    As we’ve discussed, the Fund’s performance was positive during the reporting period. However, stocks remain volatile and we caution investors against making investment decisions based on short-term performance.

    We thank you for your commitment to Invesco V.I. Mid Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Invesco V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
10 Years	7.09%
5 Years	8.78
1 Year	1.21

Series II Shares
Inception (9/25/00)	0.51%
10 Years	6.98
5 Years	8.50
1 Year	1.04

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at
800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.00%
Airlines–2.24%
Southwest Airlines Co.	67,674	$2,914,042
United Continental Holdings Inc.(b)	51,826	2,969,630
		5,883,672

Apparel Retail–1.17%
L Brands, Inc.	31,984	3,064,707

Apparel, Accessories & Luxury Goods–0.71%
Under Armour, Inc.–Class A(b)	23,023	1,855,884

Application Software–4.13%
Cadence Design Systems, Inc.(b)	182,002	3,787,461
Mobileye N.V.(b)(c)	75,160	3,177,765
SolarWinds, Inc.(b)	35,971	2,118,692
Tyler Technologies, Inc.(b)	10,013	1,745,466
		10,829,384

Asset Management & Custody Banks–0.79%
WisdomTree Investments, Inc.	132,933	2,084,389

Auto Parts & Equipment–1.09%
Gentherm Inc.(b)	60,242	2,855,471

Automobile Manufacturers–1.10%
Tesla Motors, Inc.(b)	12,022	2,885,400

Automotive Retail–2.33%
Advance Auto Parts, Inc.	16,903	2,544,071
O’Reilly Automotive, Inc.(b)	14,093	3,571,448
		6,115,519

Biotechnology–4.65%
Alexion Pharmaceuticals, Inc.(b)	27,925	5,326,694
BioMarin Pharmaceutical Inc.(b)	37,552	3,933,948
Medivation Inc.(b)	60,475	2,923,361
		12,184,003

Building Products–4.44%
A.O. Smith Corp.	54,067	4,142,073
Allegion PLC	26,511	1,747,605
Lennox International Inc.	25,714	3,211,678
Owens Corning	53,828	2,531,531
		11,632,887

Communications Equipment–2.24%
Palo Alto Networks, Inc.(b)	33,422	5,886,951

Construction Machinery & Heavy Trucks–0.64%
WABCO Holdings Inc.(b)	16,486	1,685,858

Construction Materials–0.50%
Vulcan Materials Co.	13,722	1,303,178

Consumer Electronics–1.44%
Harman International Industries, Inc.	40,115	3,779,234

	Shares	Value
Data Processing & Outsourced Services–1.60%
Alliance Data Systems Corp.(b)	7,996	$2,211,454
Fidelity National Information Services, Inc.	32,924	1,995,194
		4,206,648

Distillers & Vintners–2.61%
Constellation Brands, Inc.–Class A	48,019	6,839,826

Diversified Support Services–1.33%
KAR Auction Services Inc.	94,139	3,485,967

Electrical Components & Equipment–1.00%
Acuity Brands, Inc.	11,162	2,609,676

Electronic Components–1.60%
Amphenol Corp.–Class A	80,337	4,196,002

Footwear–0.77%
Skechers U.S.A., Inc.–Class A(b)	66,925	2,021,804

General Merchandise Stores–1.37%
Burlington Stores, Inc.(b)	83,898	3,599,224

Health Care Equipment–4.01%
Boston Scientific Corp.(b)	227,841	4,201,388
DexCom Inc.(b)	29,325	2,401,717
Hologic, Inc.(b)	101,269	3,918,098
		10,521,203

Health Care Facilities–1.70%
Universal Health Services, Inc.–Class B	12,901	1,541,541
VCA, Inc.(b)	52,879	2,908,345
		4,449,886

Health Care Services–0.81%
Team Health Holdings, Inc.(b)	48,430	2,125,593

Health Care Supplies–0.72%
Penumbra, Inc.(b)	35,049	1,885,987

Hotels, Resorts & Cruise Lines–1.41%
Royal Caribbean Cruises Ltd.	36,659	3,710,257

Household Appliances–0.76%
Whirlpool Corp.	13,509	1,984,067

Housewares & Specialties–1.67%
Jarden Corp.(b)	76,611	4,376,020

Industrial Conglomerates–1.51%
Carlisle Cos. Inc.	44,564	3,952,381

Industrial Machinery–1.72%
Stanley Black & Decker Inc.	42,308	4,515,533

Internet Software & Services–2.19%
Akamai Technologies, Inc.(b)	17,956	945,024
CoStar Group Inc.(b)	7,566	1,563,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value
Internet Software & Services–(continued)
LinkedIn Corp.–Class A(b)	14,363	$3,232,824
		5,741,665

Investment Banking & Brokerage–3.64%
E*TRADE Financial Corp.(b)	200,178	5,933,276
Lazard Ltd.–Class A	80,349	3,616,508
		9,549,784

IT Consulting & Other Services–0.86%
Gartner, Inc.(b)	24,972	2,264,960

Leisure Products–1.89%
Brunswick Corp.	98,347	4,967,507

Life Sciences Tools & Services–2.51%
Illumina, Inc.(b)	15,110	2,900,289
VWR Corp.(b)	130,218	3,686,472
		6,586,761

Managed Health Care–1.41%
Centene Corp.(b)	56,351	3,708,459

Metal & Glass Containers–1.25%
Berry Plastics Group Inc.(b)	90,353	3,268,972

Movies & Entertainment–1.44%
Cinemark Holdings, Inc.	113,212	3,784,677

Oil & Gas Exploration & Production–1.12%
Concho Resources Inc.(b)	11,195	1,039,568
Diamondback Energy Inc.(b)	15,310	1,024,239
EQT Corp.	16,759	873,646
		2,937,453

Packaged Foods & Meats–1.36%
Hain Celestial Group, Inc. (The)(b)	40,599	1,639,793
WhiteWave Foods Co. (The)(b)	49,791	1,937,368
		3,577,161

Pharmaceuticals–1.61%
Pacira Pharmaceuticals, Inc.(b)	54,984	4,222,221

Real Estate Services–0.49%
Realogy Holdings Corp.(b)	35,233	1,291,994

Regional Banks–1.17%
SVB Financial Group(b)	25,861	3,074,873

Research & Consulting Services–0.86%
IHS Inc.–Class A(b)	19,098	2,261,776

Restaurants–1.27%
Domino’s Pizza, Inc.	30,006	3,338,168

Semiconductors–4.24%
Cavium Inc.(b)	66,596	4,376,023
NXP Semiconductors N.V. (Netherlands)(b)	58,142	4,898,464
Qorvo, Inc.(b)	36,161	1,840,595
		11,115,082

	Shares	Value
Soft Drinks–1.66%
Monster Beverage Corp.(b)	29,160	$4,343,674

Specialized Finance–4.07%
Intercontinental Exchange, Inc.	22,603	5,792,245
McGraw Hill Financial, Inc.	49,427	4,872,513
		10,664,758

Specialized REIT’s–1.32%
Equinix, Inc.	11,487	3,473,669

Specialty Chemicals–1.93%
PPG Industries, Inc.	33,539	3,314,324
Valspar Corp. (The)	21,087	1,749,167
		5,063,491

Specialty Stores–3.46%
Signet Jewelers Ltd.	39,032	4,827,868
Tractor Supply Co.	49,759	4,254,395
		9,082,263

Systems Software–2.14%
ServiceNow, Inc.(b)	64,867	5,614,888

Technology Hardware, Storage & Peripherals–0.55%
Western Digital Corp.	24,195	1,452,910

Thrifts & Mortgage Finance–1.23%
MGIC Investment Corp.(b)	364,272	3,216,522

Trucking–0.47%
Old Dominion Freight Line, Inc.(b)	20,747	1,225,525

Wireless Telecommunication Services–1.80%
SBA Communications Corp.–Class A(b)	44,841	4,711,444
Total Common Stocks & Other Equity Interests (Cost $205,161,561)		257,067,268

Money Market Funds–2.11%
Liquid Assets Portfolio–Institutional Class, 0.29%(d)	2,767,197	2,767,197
Premier Portfolio–Institutional Class, 0.24%(d)	2,767,197	2,767,197
Total Money Market Funds (Cost $5,534,394)		5,534,394
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.11% (Cost $210,695,955)		262,601,662

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.11%
Liquid Assets Portfolio–Institutional Class, 0.29% (Cost $284,415)(d)(e)	284,415	284,415
TOTAL INVESTMENTS–100.22% (Cost $210,980,370)		262,886,077
OTHER ASSETS LESS LIABILITIES–(0.22)%		(569,693)
NET ASSETS–100.00%		$262,316,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2015.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $205,161,561)*	$257,067,268
Investments in affiliated money market funds, at value and cost	5,818,809
Total investments, at value (Cost $210,980,370)	262,886,077
Receivable for:
Investments sold	261,668
Fund shares sold	104,599
Dividends	87,791
Investment for trustee deferred compensation and retirement plans	108,933
Other assets	18,052
Total assets	263,467,120

Liabilities:
Payable for:
Investments purchased	281,569
Fund shares reacquired	181,869
Collateral upon return of securities loaned	284,415
Accrued fees to affiliates	261,203
Accrued trustees’ and officers’ fees and benefits	151
Accrued other operating expenses	20,906
Trustee deferred compensation and retirement plans	120,623
Total liabilities	1,150,736
Net assets applicable to shares outstanding	$262,316,384

Net assets consist of:
Shares of beneficial interest	$186,872,935
Undistributed net investment income (loss)	(124,407)
Undistributed net realized gain	23,662,149
Net unrealized appreciation	51,905,707
$262,316,384

Net Assets:
Series I	$103,632,031
Series II	$158,684,353

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	19,254,110
Series II	29,765,414
Series I:
Net asset value per share	$5.38
Series II:
Net asset value per share	$5.33

*	At December 31, 2015, securities with an aggregate value of $283,276 were on loan to brokers.

Investment income:
Dividends	$2,027,511
Dividends from affiliated money market funds (includes securities lending income of $16,787)	23,305
Total investment income	2,050,816

Expenses:
Advisory fees	2,094,819
Administrative services fees	741,761
Custodian fees	13,175
Distribution fees — Series II	418,748
Transfer agent fees	51,503
Trustees’ and officers’ fees and benefits	25,228
Other	56,785
Total expenses	3,402,019
Less: Fees waived	(10,480)
Net expenses	3,391,539
Net investment income (loss)	(1,340,723)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	27,134,624
Change in net unrealized appreciation (depreciation) of investment securities	(22,951,719)
Net realized and unrealized gain	4,182,905
Net increase in net assets resulting from operations	$2,842,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(1,340,723)	$(1,399,535)
Net realized gain	27,134,624	36,941,281
Change in net unrealized appreciation (depreciation)	(22,951,719)	(15,377,922)
Net increase in net assets resulting from operations	2,842,182	20,163,824

Distributions to shareholders from net realized gains:
Series l	(8,511,702)	—
Series ll	(12,748,108)	—
Total distributions from net realized gains	(21,259,810)	—

Share transactions–net:
Series l	4,687,810	(17,038,304)
Series ll	7,356,724	(22,232,293)
Net increase (decrease) in net assets resulting from share transactions	12,044,534	(39,270,597)
Net increase (decrease) in net assets	(6,373,094)	(19,106,773)

Net assets:
Beginning of year	268,689,478	287,796,251
End of year (includes undistributed net investment income (loss) of $(124,407) and $(121,602), respectively)	$262,316,384	$268,689,478

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Mid Cap Growth Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Mid Cap Growth Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $10,480.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants;

Invesco V.I. Mid Cap Growth Fund

and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $69,241 for accounting and fund administrative services and reimbursed $672,520 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $1,688 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Growth Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Long-term capital gain	$21,259,810	$—

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$24,259,663
Net unrealized appreciation — investments	51,308,351
Temporary book/tax differences	(124,565)
Shares of beneficial interest	186,872,935
Total net assets	$262,316,384

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $168,405,958 and $179,342,363, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$60,644,999
Aggregate unrealized (depreciation) of investment securities	(9,336,648)
Net unrealized appreciation of investment securities	$51,308,351

Cost of investments for tax purposes is $211,577,726.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2015, undistributed net investment income (loss) was increased by $1,337,918, undistributed net realized gain was decreased by $926 and shares of beneficial interest was decreased by $1,336,992. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Growth Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	3,619,346	$21,736,576	2,719,313	$15,046,775
Series II	6,398,975	37,748,394	3,222,420	17,657,513

Issued as reinvestment of dividends:
Series I	1,612,065	8,511,702	—	—
Series II	2,437,497	12,748,108	—	—

Reacquired:
Series I	(4,381,375)	(25,560,468)	(5,866,476)	(32,085,079)
Series II	(7,323,786)	(43,139,778)	(7,324,414)	(39,889,806)
Net increase (decrease) in share activity	2,362,722	$12,044,534	(7,249,157)	$(39,270,597)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$5.78	$(0.02)	$0.08	$0.06	$—	$(0.46)	$(0.46)	$5.38	1.21%	$103,632	1.07	%(d)	1.07	%(d)	(0.33	)%(d)	62%
Year ended 12/31/14	5.35	(0.02)	0.45	0.43	—	—	—	5.78	8.04	106,390	1.07		1.07		(0.36)		71
Year ended 12/31/13	3.92	(0.02)	1.47	1.45	(0.02)	—	(0.02)	5.35	37.01	115,319	1.08		1.08		(0.41)		76
Year ended 12/31/12	3.69	0.02 (e)	0.41	0.43	—	(0.20)	(0.20)	3.92	11.60	88,091	1.06		1.12		0.54	(e)	92
Year ended 12/31/11	4.05	(0.01)	(0.35)	(0.36)	—	—	—	3.69	(8.89)	11	1.00		1.14		(0.36)		137
Series II
Year ended 12/31/15	5.74	(0.03)	0.08	0.05	—	(0.46)	(0.46)	5.33	1.04	158,684	1.32	(d)	1.32	(d)	(0.58	)(d)	62
Year ended 12/31/14	5.33	(0.03)	0.44	0.41	—	—	—	5.74	7.69	162,299	1.32		1.32		(0.61)		71
Year ended 12/31/13	3.91	(0.03)	1.46	1.43	(0.01)	—	(0.01)	5.33	36.60	172,478	1.33		1.33		(0.66)		76
Year ended 12/31/12	3.68	0.01 (e)	0.42	0.43	—	(0.20)	(0.20)	3.91	11.63	143,588	1.31		1.37		0.29	(e)	92
Year ended 12/31/11	4.06	(0.02)	(0.36)	(0.38)	—	—	—	3.68	(9.36)	65,080	1.25		1.39		(0.61)		137

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $158,450,343 and sold of $99,449,268 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Development Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $111,810 and $167,499 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes special cash dividends received of $3.92 per share owned of Aveta Inc. on August 16, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.28% and $0.00 and 0.03% for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$936.00	$5.22	$1,019.81	$5.45	1.07%
Series II	1,000.00	935.50	6.44	1,018.55	6.72	1.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$21,259,810
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Money Market Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMKT-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion

Fund information

This annual report for Invesco V.I. Money Market Fund (the Fund) covers the year ended December 31, 2015.

    As of December 31, 2015, the Fund’s net assets totaled $761.7 million. As of the same date, the Fund’s weighted average maturity was 11 days and the Fund’s weighted average life was 21 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

     Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

The two biggest developments affecting money market funds and the money market fund industry in 2015 were the US Federal Reserve’s (the Fed) interest rate hike and the blossoming impact of money market fund reform.

    Money market investors cheered in December when the Fed raised its federal funds target rate for the first time since 2006, before the financial crisis in 2008. The Fed raised this key rate from a range of zero to 0.25% to a range of 0.25% to 0.50%.1

    Moderate economic growth, improvement in employment and the need to remove “emergency accommodation” were the primary reasons for the Fed’s action. More rate hikes are expected, but at a slower pace than past Fed regimes. Inflation running below the Fed’s target and economic weakness overseas could be reasons for the Fed to temper future interest rate hikes.

    In July 2014, the US Securities and Exchange Commission announced new money market fund reforms. These reforms, intended to further strengthen the resiliency of money market funds during times of economic stress, will take effect fully on October 14, 2016. These new regulations are expected to influence the shape of the money market fund industry for years to come.

    To date, the most significant impact of money market reform on money market funds has been the shift from prime funds to government funds. Many money market funds, including Invesco V.I. Money Market Fund, have announced their intentions to convert to government money market funds. Under the new rules, government money market funds will be permitted to transact at a stable, or constant, net asset value of $1.00 per share and must invest at least 99.5% of their assets in cash, US government securities (as defined under federal securities laws), and/ or repurchase agreements collateralized by US government securities.

    As fund companies adjust their fund preferences in advance of the October 2016 final implementation date, large amounts of assets have moved into government funds from other types of money market funds. We expect additional flows into government funds in 2016. These flows are likely to keep government funds’ yields suppressed relative to prime funds’ yields. Following the Fed’s December rate hike, we started to see some divergence on yields of prime and government funds.

    A prospectus supplement was filed and distributed to contract owners on November 3, 2015, describing the details of the conversion of Invesco V.I. Money Market Fund. At the close of the reporting period, the Fund remained a prime money market fund; it will change its name and investment strategy to qualify as, and begin operating as, a government money market fund effective on or about April 29, 2016, after the close of the reporting period.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

Portfolio Composition by Maturity
In days, as of 12/31/15	% of total net assets

1 - 7	49.4%
8 - 30	26.0
31 - 60	13.1
61 - 90	10.0
91 - 180	0.7
181+	0.8

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

Invesco V.I. Money Market Fund

Invesco V.I. Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit and time deposits. To the extent the Fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.

    Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations; decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

    Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore amendments to money market fund regulations that could impact the Fund’s operations and possibly negatively impact its return.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Repurchase agreement risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

    Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

Invesco V.I. Money Market Fund

Schedule of Investments

December 31, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Paper–53.25%(a)
Asset-Backed Securities–Consumer Receivables–6.68%
Barton Capital S.A.(b)	0.20%	01/04/2016	$10,000	$9,999,833
Barton Capital S.A.(b)	0.50%	02/17/2016	6,000	5,996,083
Old Line Funding, LLC(b)(c)	0.44%	03/01/2016	10,000	10,000,000
Old Line Funding, LLC(b)(c)	0.45%	03/04/2016	5,000	5,000,000
Old Line Funding, LLC(b)(c)	0.54%	02/16/2016	10,000	10,000,000
Old Line Funding, LLC(b)(c)	0.61%	02/22/2016	3,200	3,200,000
Thunder Bay Funding, LLC(b)(c)	0.44%	03/01/2016	1,700	1,700,000
Thunder Bay Funding, LLC(b)	0.50%	03/21/2016	5,000	4,994,445
				50,890,361

Asset-Backed Securities–Fully Supported–2.02%
Fairway Finance Co., LLC (CEP–Bank of Montreal)(b)(c)(d)	0.39%	01/06/2016	1,000	1,000,000
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(d)	0.39%	01/07/2016	2,600	2,599,831
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(d)	0.40%	01/07/2016	2,800	2,799,813
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(d)	0.40%	02/23/2016	4,000	3,997,645
Kells Funding LLC (CEP–FMS Wertmanagement)(b)(d)	0.43%	03/14/2016	5,000	4,995,640
				15,392,929

Asset-Backed Securities–Fully Supported Bank–19.18%
Cedar Springs Capital Co. (CEP–UBS AG)(b)(d)	0.53%	02/19/2016	4,118	4,115,029
Collateralized Commercial Paper Co., LLC (CEP–JPMorgan Securities LLC)(c)	0.48%	02/10/2016	2,500	2,500,000
Collateralized Commercial Paper II Co., LLC (CEP–JPMorgan Securities LLC)(b)(c)	0.44%	03/01/2016	10,000	10,000,000
Collateralized Commercial Paper II Co., LLC (CEP–JPMorgan Securities LLC)(b)(c)	0.46%	01/08/2016	3,500	3,500,000
Lexington Parker Capital Co., LLC (Multi–CEP’s)(b)(d)	0.31%	01/08/2016	30,000	29,998,192
Lexington Parker Capital Co., LLC (Multi–CEP’s)(b)(d)	0.32%	01/05/2016	5,000	4,999,822
Liberty Street Funding LLC (CEP–Bank of Nova Scotia)(b)(d)	0.35%	01/08/2016	15,000	14,998,987
LMA Americas LLC (CEP–Credit Agricole Corporate & Investment Bank)(b)(d)	0.40%	01/05/2016	25,000	24,998,889
Manhattan Asset Funding Co., LLC (CEP–Sumitomo Mitsui Banking Corp.)(b)(d)	0.50%	02/12/2016	6,000	5,996,500
Regency Markets No. 1 LLC (CEP–HSBC Bank PLC)(b)(d)	0.42%	01/08/2016	20,000	19,998,367
Victory Receivables Corp. (CEP–Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)(d)	0.30%	01/08/2016	25,000	24,998,542
				146,104,328

Asset-Backed Securities–Multi-Purpose–3.94%
Nieuw Amsterdam Receivables Corp.(b)(d)	0.20%	01/07/2016	5,000	4,999,833
Nieuw Amsterdam Receivables Corp.(b)(d)	0.29%	01/05/2016	25,000	24,999,195
				29,999,028

Consumer Finance–1.44%
BMW US Capital LLC(b)(d)	0.36%	01/08/2016	6,000	5,999,580
Toyota Motor Credit Corp.(d)	0.32%	01/29/2016	5,000	4,998,775
				10,998,355

Diversified Banks–12.56%
Commonwealth Bank of Australia(b)(c)(d)	0.42%	03/04/2016	15,000	15,000,000
Commonwealth Bank of Australia(b)(c)(d)	0.44%	03/07/2016	5,000	5,000,000
Commonwealth Bank of Australia(b)(c)(d)	0.53%	05/13/2016	5,000	4,999,792
ING (US) Funding LLC(d)	0.38%	01/19/2016	10,000	9,998,100
National Australia Bank Ltd.(b)(c)(d)	0.47%	01/29/2016	5,000	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Banks–(continued)
Nordea Bank AB(b)(d)	0.35%	01/05/2016	$3,200	$3,199,876
Nordea Bank AB(b)(d)	0.38%	02/17/2016	2,500	2,498,760
Societe Generale S.A.(b)(d)	0.38%	01/05/2016	30,000	29,998,733
United Overseas Bank Ltd.(b)(d)	0.42%	01/12/2016	20,000	19,997,433
				95,692,694

Integrated Oil & Gas–1.45%
Exxon Mobil Corp.	0.34%	01/08/2016	11,000	10,999,273

Regional Banks–3.62%
Banque et Caisse d’Epargne de l’Etat(d)	0.42%	01/12/2016	2,600	2,599,666
Landesbank Hessen-Thueringen Girozentrale(b)(d)	0.20%	01/04/2016	15,000	14,999,750
Landesbank Hessen-Thueringen Girozentrale(b)(d)	0.42%	01/26/2016	10,000	9,997,084
				27,596,500

Specialized Finance–2.36%
Caisse des Depots et Consignations(b)(d)	0.49%	01/14/2016	15,000	14,997,346
Nederlandse Waterschapsbank N.V.(b)(d)	0.35%	01/04/2016	3,000	2,999,912
				17,997,258
Total Commercial Paper (Cost $405,670,726)				405,670,726

Certificates of Deposit–12.19%
Bank of Montreal(d)	0.44%	03/22/2016	2,700	2,700,000
Bank of Nova Scotia(c)(d)	0.43%	03/09/2016	1,600	1,600,000
Bank of Nova Scotia(c)(d)	0.45%	09/30/2016	700	700,000
Canadian Imperial Bank of Commerce(c)(d)	0.43%	01/08/2016	2,000	2,000,000
China Construction Bank Corp.(d)	0.42%	01/04/2016	10,000	10,000,000
Mitsubishi UFJ Trust & Banking Corp.(c)(d)	0.62%	01/27/2016	1,900	1,900,000
Norinchukin Bank (The)(d)	0.42%	02/02/2016	20,000	20,000,000
Rabobank Nederland(c)(d)	0.41%	02/04/2016	10,000	10,000,000
Royal Bank of Canada(c)(d)	0.44%	02/08/2016	2,000	2,000,000
Royal Bank of Canada(c)(d)	0.48%	10/03/2016	2,000	2,000,000
Standard Chartered Bank(c)(d)	0.48%	03/08/2016	15,000	15,000,000
Standard Chartered Bank(c)(d)	0.49%	01/15/2016	5,000	5,000,000
Standard Chartered Bank(d)	0.65%	02/26/2016	3,900	3,901,261
Sumitomo Mitsui Trust Bank Ltd.(d)	0.30%	01/04/2016	3,000	3,000,000
Sumitomo Mitsui Trust Bank Ltd.(d)	0.30%	01/04/2016	3,300	3,300,000
Toronto-Dominion Bank (The)(c)(d)	0.55%	01/20/2016	9,750	9,750,000
Total Certificates of Deposit (Cost $92,851,261)				92,851,261

Variable Rate Demand Notes–3.19%(e)
Credit Enhanced–3.19%
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(f)	0.43%	12/01/2028	3,310	3,310,000
Cleveland (City of) & Cuyahoga (County of), Ohio Port Authority (Carnegie/96th Research Building LLC); Series 2003, VRD RB (LOC–PNC Bank, N.A.)(f)	0.01%	01/01/2033	3,500	3,500,000
Collier (County of), Florida Industrial Development Authority (Allete, Inc.); Series 2006, Ref. VRD IDR (LOC–Wells Fargo Bank, N.A.)(f)(g)	0.05%	10/01/2025	1,000	1,000,000
Gary Chicago International Airport Authority (Gary Jet Center); Series 2011, VRD Multi–Modal Special Purpose Facility RB (LOC–BMO Harris Bank, N.A.)(f)(g)	0.10%	05/01/2036	7,145	7,145,000
Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, VRD Hospital Facilities RB (LOC–PNC Bank, N.A.)(f)	0.01%	05/15/2017	400	400,000
Keep Memory Alive; Series 2013, VRD Taxable Bonds (LOC–PNC Bank, N.A.)(f)	0.38%	05/01/2037	3,620	3,620,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Credit Enhanced–(continued)
M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(f)	0.49%	01/01/2033	$2,060	$2,060,000
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(f)	0.38%	03/01/2039	1,000	1,000,000
Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(f)	0.42%	12/01/2027	2,085	2,085,000
Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight); Series 1998 A, VRD Priority RB (LOC–U.S. Bank, N.A.)(f)(g)	0.20%	12/01/2018	145	145,000
Total Variable Rate Demand Notes (Cost $24,265,000)				24,265,000

U.S. Government Sponsored Agency Securities–0.66%
Overseas Private Investment Corp. (OPIC)–0.66%
Unsec. Gtd. VRD Bonds(e) (Cost $5,000,000)	0.33%	09/15/2020	5,000	5,000,000

Notes–0.39%
Wells Fargo Bank, N.A., Unsec. Medium-Term Floating Rate Notes(c) (Cost $3,000,000)	0.74%	10/29/2016	3,000	3,000,000
TOTAL INVESTMENTS (excluding Repurchase Agreements)–69.68% (Cost $530,786,987)				530,786,987

			Repurchase Amount
Repurchase Agreements–29.80%(h)
Bank of Nova Scotia (The), joint agreement dated 12/31/2015, aggregate maturing value of $200,006,889 (collateralized by U.S. Treasury obligations valued at $204,000,000; 1.75%-6.50%, 03/31/2018-11/01/2045)	0.31%	01/04/2016	38,001,309	38,000,000
Bank of Nova Scotia (The), joint agreement dated 12/31/2015, aggregate maturing value of $300,009,667 (collateralized by U.S. Treasury obligations valued at $306,000,095; 0%-8.88%, 01/31/2016-05/15/2045)	0.29%	01/04/2016	38,001,224	38,000,000
BNP Paribas Securities Corp., joint agreement dated 12/31/2015, aggregate maturing value of $300,009,667 (collateralized by U.S. Treasury obligations valued at $306,000,089; 0.18%-8.88%, 07/31/2016-08/15/2043)	0.29%	01/04/2016	38,001,224	38,000,000
Citigroup Global Markets Inc., joint agreement dated 12/31/2015, aggregate maturing value of $250,009,444 (collateralized by U.S. government sponsored agency obligations valued at $255,000,928; 0%-6.21%, 01/07/2016-06/05/2036)	0.34%	01/04/2016	38,001,436	38,000,000
Citigroup Global Markets Inc., open agreement dated 12/03/2015, maturing value of $5,041,569 (collateralized by a foreign corporate obligation valued at $5,500,000; 0.46%, 12/02/2041)(i)	0.82%	—	—	5,000,000
Mitsubishi UFJ Securities (USA) Inc., joint agreement dated 12/31/2015, aggregate maturing value of $200,006,889 (collateralized by domestic agency mortgage-backed securities valued at $204,000,000; 2.09%-5.00%, 06/01/2024-10/01/2045)	0.31%	01/04/2016	38,001,309	38,000,000
RBC Capital Markets Corp., term agreement dated 12/30/2015, maturing value of $20,000,000 (collateralized by domestic agency mortgage-backed securities and domestic non-agency asset-backed securities valued at $20,441,061; 0.48%-6.45%, 11/25/2035-02/20/2045)(d)	1.17%	02/26/2016	20,019,705	20,000,000
Wells Fargo Securities, LLC, joint agreement dated 12/31/2015, aggregate maturing value of $600,023,333 (collateralized by a domestic agency mortgage-backed security valued at $612,000,000; 3.50%, 06/01/2045)	0.35%	01/04/2016	12,042,649	12,042,181
Total Repurchase Agreements (Cost $227,042,181)				227,042,181
TOTAL INVESTMENTS(j)(k)–99.48% (Cost $757,829,168)				757,829,168
OTHER ASSETS LESS LIABILITIES–0.52%				3,968,725
NET ASSETS–100.00%				$761,797,893

Investment Abbreviations:

CEP	– Credit Enhancement Provider
IDR	– Industrial Development Revenue Bonds
Gtd.	– Guaranteed
LOC	– Letter of Credit
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Unsec.	– Unsecured
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2015 was $376,634,912, which represented 49.44% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2015.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: France: 9.2%; Japan: 8.4%; Canada: 7.5%; Netherlands: 7.0%; Denmark: 6.0%; Great Britain: 5.8%; Switzerland: 5.1%; other countries less than 5% each: 8.9%.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2015.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Security subject to the alternative minimum tax.
(h)	Principal amount equals value at period-end. See Note 1I.
(i)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(j)	Also represents cost for federal income tax purposes.
(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Societe Generale S.A.	6.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, excluding repurchase agreements, at value and cost	$530,786,987
Repurchase agreements, at value and cost	227,042,181
Total investments, at value and cost	757,829,168
Receivable for:
Investments sold	25,000
Fund shares sold	4,554,344
Interest	82,289
Fund expenses absorbed	39,895
Investment for trustee deferred compensation and retirement plans	50,448
Total assets	762,581,144

Liabilities:
Payable for:
Fund shares reacquired	505,269
Dividends	139
Accrued fees to affiliates	202,197
Accrued trustees’ and officers’ fees and benefits	124
Accrued other operating expenses	17,268
Trustee deferred compensation and retirement plans	58,254
Total liabilities	783,251
Net assets applicable to shares outstanding	$761,797,893

Net assets consist of:
Shares of beneficial interest	$761,803,456
Undistributed net investment income	(11,145)
Undistributed net realized gain	5,582
$761,797,893

Net Assets:
Series I	$737,857,912
Series II	$23,939,981

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	737,850,853
Series II	23,939,741
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$1,460,635

Expenses:
Advisory fees	2,403,103
Administrative services fees	802,709
Custodian fees	16,348
Distribution fees — Series II	51,199
Transfer agent fees	14,010
Trustees’ and officers’ fees and benefits	28,699
Other	83,579
Total expenses	3,399,647
Less: Fees waived and expenses reimbursed	(2,010,656)
Net expenses	1,388,991
Net investment income	71,644
Net realized gain from investment securities	5,582
Net increase in net assets resulting from operations	$77,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$71,644	$69,709
Net realized gain	5,582	1,738
Net increase in net assets resulting from operations	77,226	71,447

Distributions to shareholders from net investment income:
Series I	(69,408)	(67,296)
Series ll	(2,236)	(2,413)
Total distributions from net investment income	(71,644)	(69,709)

Share transactions–net:
Series l	131,299,685	184,059,944
Series ll	6,443,746	1,613,097
Net increase in net assets resulting from share transactions	137,743,431	185,673,041
Net increase in net assets	137,749,013	185,674,779

Net assets:
Beginning of year	624,048,880	438,374,101
End of year (includes undistributed net investment income of $(11,145) and $(9,539), respectively)	$761,797,893	$624,048,880

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net

Invesco V.I. Money Market Fund

investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.40%
Over $250 million	0.35%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse

Invesco V.I. Money Market Fund

expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2015, Invesco voluntarily waived advisory fees of $1,959,457 and reimbursed class level expenses of $51,199 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $154,704 for accounting and fund administrative services and reimbursed $648,005 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $1,700,142 and securities sales of $2,200,252, which resulted in net realized gains (losses) of $0.

Invesco V.I. Money Market Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$71,644	$69,709

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$54,420
Temporary book/tax differences	(59,983)
Shares of beneficial interest	761,803,456
Total net assets	$761,797,893

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on December 31, 2015, undistributed net investment income was decreased by $1,606, undistributed net realized gain was decreased by $291 and shares of beneficial interest was increased by $1,897. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Money Market Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	1,241,321,035	$1,241,321,035	1,289,451,981	$1,289,451,981
Series II	34,663,428	34,663,428	40,068,335	40,068,335

Issued as reinvestment of dividends:
Series I	67,722	67,722	64,806	64,806
Series II	2,236	2,236	2,413	2,413

Reacquired:
Series I	(1,110,089,072)	(1,110,089,072)	(1,105,456,843)	(1,105,456,843)
Series II	(28,221,918)	(28,221,918)	(38,457,651)	(38,457,651)
Net increase in share activity	137,743,431	$137,743,431	185,673,041	$185,673,041

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 95% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net realized gains (losses) on securities	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Year ended 12/31/15	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.01%	$737,858	0.21	%(c)	0.51	%(c)	0.01	%(c)
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	606,553	0.16		0.50		0.01
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	422,491	0.16		0.70		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	156,931	0.23		0.54		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	198,533	0.17		0.57		0.05
Series II
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	23,940	0.21	(c)	0.76	(c)	0.01	(c)
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	17,496	0.16		0.75		0.01
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	15,883	0.16		0.95		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	746	0.23		0.79		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	1,022	0.17		0.82		0.05

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are based on average daily net assets (000’s omitted) of $630,407 and $20,480 for Series I and Series II shares, respectively.

NOTE 11–Significant Event

On September 17, 2015, the Board of Trustees approved changes to the Fund’s investment strategies that reposition the Fund as a government money market fund, including changing the Fund’s name to Invesco V.I. Government Money Market Fund. These approved changes were made in connection with the U.S. Securities and Exchange Commission amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs money market funds and defines government money market funds. The Fund will change from a prime money market fund to a government money market fund. The Fund will invest at least 99.5% of its total assets in cash, government securities and repurchase agreements collateralized by cash or government securities. These changes are scheduled to take effect on or about April 29, 2016.

Invesco V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,000.10	$1.16	$1,024.05	$1.17	0.23%
Series II	1,000.00	1,000.10	1.16	1,024.05	1.17	0.23

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Money Market Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VISPI-AR-1

NOT FDIC INSURED   |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. S&P 500 Index Fund (the Fund) underperformed the Fund’s broad market/style-specific index, the S&P 500 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	1.03%
Series II Shares	0.78
S&P 500 Index▼ (Broad Market/Style-Specific Index)	1.38
Lipper VUF S&P 500 Funds Index■ (Peer Group Index)	1.08

Source(s): ▼FactSet Research Systems Inc., ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    Invesco V.I. S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index. During the reporting period, the sectors that contributed the most to overall Fund performance were consumer discretionary and Information technology. The energy, financials and materials sectors detracted the most from Fund performance.

    Consumer discretionary holdings were some of the largest contributors to the Fund’s performance during the reporting period. Within this sector, Amazon.com posted earnings high above analyst estimates toward the end of the year due to the company’s growing streaming business.

    Microsoft was also a top contributor for the year. Microsoft announced increased earnings growth during its fiscal year. The growth was a result of its profitable cloud computing business and the successful launch of Windows 10.

    Alphabet, formerly Google, also contributed to Fund results over the reporting period. The firm added to absolute Fund performance due to impressive earnings results throughout the year.

    Many Fund holdings in the energy sector struggled due to the decrease in oil prices from oversupply during the year. Three of the top detractors in this sector were Exxon Mobil, Kinder Morgan and Chevron.

    Another top detractor from Fund performance was Qualcomm. The telecommunications company faced increased competition when two of its competitors, Broadcom and Avago Technologies, merged.

    Please note, the Fund’s strategy is principally implemented through equity investments, but may also use S&P 500

Portfolio Composition
By sector	% of total net assets

Information Technology	20.0%
Financials	16.0
Health Care	14.7
Consumer Discretionary	12.5
Consumer Staples	9.7
Industrials	9.7
Energy	6.3
Utilities	2.9
Materials	2.7
Telecommunication Services	2.3
Money Market Funds
Plus Other Assets Less Liabilities	3.2

Top 10 Equity Holdings*
% of total net assets

1.	Apple Inc.	3.2%
2.	Microsoft Corp.	2.4
3.	Exxon Mobil Corp.	1.8
4.	General Electric Co.	1.6
5.	Johnson & Johnson	1.5
6.	Amazon.com, Inc.	1.4
7.	Wells Fargo & Co.	1.4
8.	Berkshire Hathaway Inc.-Class B	1.3
9.	JPMorgan Chase & Co.	1.3
10.	Facebook Inc.-Class A	1.3

Total Net Assets	$93.9 million
Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. S&P 500 Index Fund

futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in S&P 500 futures contracts, which generated a negative return and was a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. S&P 500 Index Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500
Index Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500
Index Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500
Index Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. S&P 500

Index Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio Manager, is manager of Invesco V.I. S&P 500 Index Fund. She joined Invesco in
1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee

comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/18/98)	5.17%
10 Years	7.05
5 Years	12.21
1 Year	1.03

Series II Shares
Inception (6/5/00)	3.57%
10 Years	6.77
5 Years	11.92
1 Year	0.78

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.41% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance

Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–96.79%
Advertising–0.15%
Interpublic Group of Cos., Inc. (The)	2,061	$47,980
Omnicom Group Inc.	1,229	92,986
		140,966

Aerospace & Defense–2.62%
Boeing Co. (The)	3,196	462,110
General Dynamics Corp.	1,507	207,002
Honeywell International Inc.	3,911	405,062
L-3 Communications Holdings, Inc.	405	48,402
Lockheed Martin Corp.	1,340	290,981
Northrop Grumman Corp.	925	174,649
Precision Castparts Corp.	695	161,247
Raytheon Co.	1,527	190,157
Rockwell Collins, Inc.	665	61,379
Textron Inc.	1,396	58,646
United Technologies Corp.	4,178	401,380
		2,461,015

Agricultural & Farm Machinery–0.13%
Deere & Co.	1,572	119,896

Agricultural Products–0.12%
Archer-Daniels-Midland Co.	3,028	111,067

Air Freight & Logistics–0.67%
C.H. Robinson Worldwide, Inc.	715	44,344
Expeditors International of Washington, Inc.	962	43,386
FedEx Corp.	1,332	198,455
United Parcel Service, Inc.–Class B	3,533	339,981
		626,166

Airlines–0.63%
American Airlines Group Inc.	3,199	135,478
Delta Air Lines, Inc.	3,991	202,304
Southwest Airlines Co.	3,301	142,141
United Continental Holdings Inc.(b)	1,904	109,099
		589,022

Alternative Carriers–0.08%
Level 3 Communications, Inc.(b)	1,453	78,985

Aluminum–0.07%
Alcoa Inc.	6,693	66,060

Apparel Retail–0.55%
Gap, Inc. (The)	1,162	28,701
L Brands, Inc.	1,295	124,087
Ross Stores, Inc.	2,056	110,633
TJX Cos., Inc. (The)	3,401	241,165
Urban Outfitters, Inc.(b)	401	9,123
		513,709

	Shares	Value
Apparel, Accessories & Luxury Goods–0.42%
Coach, Inc.	1,390	$45,495
Fossil Group, Inc.(b)	208	7,604
Hanesbrands, Inc.	1,988	58,507
Michael Kors Holdings Ltd.(b)	933	37,376
PVH Corp.	416	30,638
Ralph Lauren Corp.	301	33,556
Under Armour, Inc. –Class A(b)	907	73,113
VF Corp.	1,730	107,693
		393,982

Application Software–0.79%
Adobe Systems Inc.(b)	2,532	237,856
Autodesk, Inc.(b)	1,145	69,765
Citrix Systems, Inc.(b)	780	59,007
Intuit Inc.	1,339	129,214
salesforce.com, inc.(b)	3,168	248,371
		744,213

Asset Management & Custody Banks–1.13%
Affiliated Managers Group, Inc.(b)	275	43,934
Ameriprise Financial, Inc.	883	93,969
Bank of New York Mellon Corp. (The)	5,547	228,648
BlackRock, Inc.	640	217,933
Franklin Resources, Inc.	1,922	70,768
Invesco Ltd.(c)	2,167	72,551
Legg Mason, Inc.	553	21,694
Northern Trust Corp.	1,103	79,515
State Street Corp.	2,058	136,569
T. Rowe Price Group Inc.	1,274	91,078
		1,056,659

Auto Parts & Equipment–0.32%
BorgWarner, Inc.	1,138	49,196
Delphi Automotive PLC (United Kingdom)	1,421	121,822
Johnson Controls, Inc.	3,299	130,278
		301,296

Automobile Manufacturers–0.56%
Ford Motor Co.	19,787	278,799
General Motors Co.	7,171	243,886
		522,685

Automotive Retail–0.40%
Advance Auto Parts, Inc.	368	55,388
AutoNation, Inc.(b)	387	23,088
AutoZone, Inc.(b)	155	114,996
CarMax, Inc.(b)	1,028	55,481
O’Reilly Automotive, Inc.(b)	501	126,964
		375,917

Biotechnology–3.59%
AbbVie Inc.	8,299	491,633
Alexion Pharmaceuticals, Inc.(b)	1,140	217,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Biotechnology–(continued)
Amgen Inc.	3,825	$620,912
Baxalta Inc.	2,738	106,864
Biogen Inc.(b)	1,131	346,482
Celgene Corp.(b)	3,988	477,603
Gilead Sciences, Inc.	7,315	740,205
Regeneron Pharmaceuticals, Inc.(b)	393	213,348
Vertex Pharmaceuticals Inc.(b)	1,246	156,784
		3,371,286

Brewers–0.08%
Molson Coors Brewing Co.–Class B	803	75,418

Broadcasting–0.23%
CBS Corp.–Class B	2,201	103,733
Discovery Communications, Inc.–Class A(b)	750	20,010
Discovery Communications, Inc.–Class C(b)	1,300	32,786
Scripps Networks Interactive Inc.–Class A	489	26,998
TEGNA Inc.	1,124	28,684
		212,211

Building Products–0.09%
Allegion PLC	481	31,707
Masco Corp.	1,726	48,846
		80,553

Cable & Satellite–1.07%
Cablevision Systems Corp.–Class A	1,109	35,377
Comcast Corp.–Class A	12,396	699,506
Time Warner Cable Inc.	1,437	266,693
		1,001,576

Casinos & Gaming–0.03%
Wynn Resorts Ltd.	420	29,060

Coal & Consumable Fuels–0.01%
CONSOL Energy Inc.	1,119	8,840

Commodity Chemicals–0.17%
LyondellBasell Industries N.V.–Class A	1,824	158,506

Communications Equipment–1.36%
Cisco Systems, Inc.	25,770	699,784
F5 Networks, Inc.(b)	361	35,003
Harris Corp.	631	54,834
Juniper Networks, Inc.	1,801	49,708
Motorola Solutions, Inc.	810	55,444
QUALCOMM, Inc.	7,630	381,385
		1,276,158

Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	1,512	46,040
GameStop Corp.–Class A	550	15,422
		61,462

Construction & Engineering–0.08%
Fluor Corp.	730	34,471
Jacobs Engineering Group, Inc.(b)	621	26,051

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.(b)	810	$16,402
		76,924

Construction Machinery & Heavy Trucks–0.38%
Caterpillar Inc.	2,955	200,822
Cummins Inc.	843	74,192
PACCAR Inc.	1,785	84,609
		359,623

Construction Materials–0.12%
Martin Marietta Materials, Inc.	337	46,027
Vulcan Materials Co.	667	63,345
		109,372

Consumer Electronics–0.06%
Garmin Ltd.	621	23,082
Harman International Industries, Inc.	366	34,481
		57,563

Consumer Finance–0.81%
American Express Co.	4,247	295,379
Capital One Financial Corp.	2,700	194,886
Discover Financial Services	2,170	116,355
Navient Corp.	1,886	21,595
Synchrony Financial(b)	4,205	127,874
		756,089

Data Processing & Outsourced Services–2.30%
Alliance Data Systems Corp.(b)	312	86,290
Automatic Data Processing, Inc.	2,349	199,007
Fidelity National Information Services, Inc.	1,407	85,264
Fiserv, Inc.(b)	1,159	106,002
MasterCard, Inc.–Class A	5,034	490,110
Paychex, Inc.	1,621	85,735
PayPal Holdings, Inc.(b)	5,643	204,277
Total System Services, Inc.	845	42,081
Visa Inc.–Class A	9,880	766,194
Western Union Co. (The)	2,556	45,778
Xerox Corp.	4,830	51,343
		2,162,081

Department Stores–0.15%
Kohl’s Corp.	963	45,868
Macy’s, Inc.	1,595	55,793
Nordstrom, Inc.	690	34,369
		136,030

Distillers & Vintners–0.19%
Brown-Forman Corp.–Class B	515	51,129
Constellation Brands, Inc.–Class A	878	125,063
		176,192

Distributors–0.07%
Genuine Parts Co.	765	65,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Diversified Banks–4.88%
Bank of America Corp.	52,877	$889,920
Citigroup Inc.	15,123	782,615
Comerica Inc.	895	37,438
JPMorgan Chase & Co.	18,687	1,233,903
U.S. Bancorp	8,351	356,337
Wells Fargo & Co.	23,580	1,281,809
		4,582,022

Diversified Chemicals–0.68%
Dow Chemical Co. (The)	5,708	293,848
E. I. du Pont de Nemours and Co.	4,449	296,303
Eastman Chemical Co.	749	50,565
		640,716

Diversified Metals & Mining–0.04%
Freeport-McMoRan Inc.	5,867	39,720

Diversified Support Services–0.04%
Cintas Corp.	450	40,972

Drug Retail–0.99%
CVS Health Corp.	5,621	549,565
Walgreens Boots Alliance, Inc.	4,421	376,470
		926,035

Electric Utilities–1.67%
American Electric Power Co., Inc.	2,491	145,151
Duke Energy Corp.	3,493	249,365
Edison International	1,639	97,045
Entergy Corp.	903	61,729
Eversource Energy	1,598	81,610
Exelon Corp.	4,668	129,631
FirstEnergy Corp.	2,123	67,363
NextEra Energy, Inc.	2,337	242,791
Pepco Holdings, Inc.	1,278	33,241
Pinnacle West Capital Corp.	557	35,915
PPL Corp.	3,409	116,349
Southern Co. (The)	4,614	215,889
Xcel Energy, Inc.	2,576	92,504
		1,568,583

Electrical Components & Equipment–0.44%
AMETEK, Inc.	1,215	65,112
Eaton Corp. PLC(b)	2,350	122,294
Emerson Electric Co.	3,314	158,508
Rockwell Automation, Inc.	677	69,467
		415,381

Electronic Components–0.20%
Amphenol Corp.–Class A	1,554	81,166
Corning Inc.	6,005	109,771
		190,937

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	705	19,789

	Shares	Value
Electronic Manufacturing Services–0.14%
TE Connectivity Ltd. (Switzerland)	1,960	$126,636

Environmental & Facilities Services–0.23%
Republic Services, Inc.	1,213	53,360
Stericycle, Inc.(b)	427	51,496
Waste Management, Inc.	2,121	113,198
		218,054

Fertilizers & Agricultural Chemicals–0.36%
CF Industries Holdings, Inc.	1,184	48,319
FMC Corp.	671	26,256
Monsanto Co.	2,232	219,897
Mosaic Co. (The)	1,700	46,903
		341,375

Food Distributors–0.12%
Sysco Corp.	2,664	109,224

Food Retail–0.28%
Kroger Co. (The)	4,941	206,682
Whole Foods Market, Inc.	1,731	57,989
		264,671

Footwear–0.46%
NIKE, Inc.–Class B	6,838	427,375

Gas Utilities–0.04%
AGL Resources Inc.	618	39,435

General Merchandise Stores–0.45%
Dollar General Corp.	1,476	106,080
Dollar Tree, Inc.(b)	1,183	91,366
Target Corp.	3,126	226,979
		424,425

Gold–0.05%
Newmont Mining Corp.	2,715	48,843

Health Care Distributors–0.61%
AmerisourceBergen Corp.	991	102,776
Cardinal Health, Inc.	1,669	148,992
Henry Schein, Inc.(b)	420	66,440
McKesson Corp.	1,171	230,956
Patterson Cos. Inc.	441	19,938
		569,102

Health Care Equipment–2.04%
Abbott Laboratories	7,572	340,059
Baxter International Inc.	2,776	105,905
Becton, Dickinson and Co.	1,069	164,722
Boston Scientific Corp.(b)	6,849	126,296
C.R. Bard, Inc.	373	70,661
Edwards Lifesciences Corp.(b)	1,094	86,404
Intuitive Surgical, Inc.(b)	189	103,224
Medtronic PLC	7,134	548,747
St. Jude Medical, Inc.	1,434	88,578
Stryker Corp.	1,594	148,146
Varian Medical Systems, Inc.(b)	502	40,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
Zimmer Biomet Holdings, Inc.	868	$89,048
		1,912,352

Health Care Facilities–0.19%
HCA Holdings, Inc.(b)	1,592	107,667
Tenet Healthcare Corp.(b)	499	15,120
Universal Health Services, Inc.–Class B	458	54,726
		177,513

Health Care REIT’s–0.33%
HCP, Inc.	2,360	90,247
Ventas, Inc.	1,689	95,310
Welltower Inc.	1,795	122,114
		307,671

Health Care Services–0.51%
DaVita HealthCare Partners Inc.(b)	845	58,905
Express Scripts Holding Co.(b)	3,432	299,991
Laboratory Corp. of America Holdings(b)	513	63,427
Quest Diagnostics Inc.	722	51,363
		473,686

Health Care Supplies–0.05%
DENTSPLY International Inc.	720	43,812

Health Care Technology–0.10%
Cerner Corp.(b)	1,540	92,662

Home Entertainment Software–0.22%
Activision Blizzard, Inc.	2,561	99,136
Electronic Arts Inc.(b)	1,577	108,372
		207,508

Home Furnishings–0.10%
Leggett & Platt, Inc.	710	29,834
Mohawk Industries, Inc.(b)	320	60,605
		90,439

Home Improvement Retail–1.28%
Home Depot, Inc. (The)	6,436	851,161
Lowe’s Cos., Inc.	4,645	353,206
		1,204,367

Homebuilding–0.13%
D.R. Horton, Inc.	1,646	52,721
Lennar Corp.–Class A	908	44,410
PulteGroup Inc.	1,591	28,352
		125,483

Homefurnishing Retail–0.04%
Bed Bath & Beyond Inc.(b)	861	41,543

Hotel and Resort REIT’s–0.06%
Host Hotels & Resorts Inc.	3,794	58,200

Hotels, Resorts & Cruise Lines–0.41%
Carnival Corp.	2,335	127,211
Marriott International Inc.–Class A	978	65,565
Royal Caribbean Cruises Ltd.	865	87,547

	Shares	Value
Hotels, Resorts & Cruise Lines–(continued)
Starwood Hotels & Resorts Worldwide, Inc.	859	$59,511
Wyndham Worldwide Corp.	589	42,791
		382,625

Household Appliances–0.06%
Whirlpool Corp.	395	58,014

Household Products–1.89%
Church & Dwight Co., Inc.	665	56,445
Clorox Co. (The)	655	83,074
Colgate-Palmolive Co.	4,540	302,455
Kimberly-Clark Corp.	1,841	234,359
Procter & Gamble Co. (The)	13,810	1,096,652
		1,772,985

Housewares & Specialties–0.06%
Newell Rubbermaid Inc.	1,351	59,552

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	678	31,961

Hypermarkets & Super Centers–0.90%
Costco Wholesale Corp.	2,220	358,530
Wal-Mart Stores, Inc.	7,961	488,009
		846,539

Independent Power Producers & Energy Traders–0.05%
AES Corp. (The)	3,418	32,710
NRG Energy, Inc.	1,551	18,256
		50,966

Industrial Conglomerates–2.49%
3M Co.	3,125	470,750
Danaher Corp.	3,026	281,055
General Electric Co.(d)	47,912	1,492,459
Roper Technologies, Inc.	511	96,982
		2,341,246

Industrial Gases–0.34%
Air Products and Chemicals, Inc.	983	127,898
Airgas, Inc.	329	45,507
Praxair, Inc.	1,450	148,480
		321,885

Industrial Machinery–0.62%
Dover Corp.	788	48,312
Flowserve Corp.	672	28,278
Illinois Tool Works Inc.	1,661	153,941
Ingersoll-Rand PLC	1,331	73,591
Parker-Hannifin Corp.	697	67,595
Pentair PLC (United Kingdom)	903	44,726
Snap-on Inc.	293	50,229
Stanley Black & Decker Inc.	759	81,008
Xylem, Inc.	934	34,091
		581,771

Industrial REIT’s–0.12%
Prologis, Inc.	2,661	114,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Insurance Brokers–0.29%
Aon PLC	1,389	$128,080
Marsh & McLennan Cos., Inc.	2,647	146,776
		274,856

Integrated Oil & Gas–2.95%
Chevron Corp.	9,553	859,388
Exxon Mobil Corp.	21,140	1,647,863
Occidental Petroleum Corp.	3,876	262,056
		2,769,307

Integrated Telecommunication Services–2.27%
AT&T Inc.	31,231	1,074,659
CenturyLink Inc.	2,805	70,574
Frontier Communications Corp.	5,906	27,581
Verizon Communications Inc.	20,656	954,720
		2,127,534

Internet Retail–2.14%
Amazon.com, Inc.(b)	1,950	1,317,986
Expedia, Inc.	597	74,207
Netflix Inc.(b)	2,169	248,090
Priceline Group Inc. (The)(b)	252	321,287
TripAdvisor Inc.(b)	576	49,104
		2,010,674

Internet Software & Services–4.15%
Akamai Technologies, Inc.(b)	898	47,262
Alphabet Inc.–Class A(b)	1,478	1,149,899
Alphabet Inc.–Class C(b)	1,507	1,143,632
eBay Inc.(b)	5,607	154,080
Facebook Inc.–Class A(b)	11,525	1,206,206
VeriSign, Inc.(b)	503	43,942
Yahoo! Inc.(b)	4,391	146,045
		3,891,066

Investment Banking & Brokerage–0.91%
Charles Schwab Corp. (The)	6,082	200,280
E*TRADE Financial Corp.(b)	1,458	43,215
Goldman Sachs Group, Inc. (The)	2,013	362,803
Morgan Stanley	7,685	244,460
		850,758

IT Consulting & Other Services–1.26%
Accenture PLC–Class A	3,171	331,370
Cognizant Technology Solutions Corp.–Class A(b)	3,071	184,321
CSRA Inc.	692	20,760
International Business Machines Corp.	4,530	623,419
Teradata Corp.(b)	674	17,807
		1,177,677

Leisure Products–0.09%
Hasbro, Inc.	563	37,924
Mattel, Inc.	1,731	47,031
		84,955

	Shares	Value
Life & Health Insurance–0.84%
Aflac, Inc.	2,166	$129,743
Lincoln National Corp.	1,273	63,981
MetLife, Inc.	5,642	272,001
Principal Financial Group, Inc.	1,378	61,983
Prudential Financial, Inc.	2,279	185,533
Torchmark Corp.	586	33,496
Unum Group	1,255	41,779
		788,516

Life Sciences Tools & Services–0.63%
Agilent Technologies, Inc.	1,676	70,074
Illumina, Inc.(b)	742	142,423
PerkinElmer, Inc.	569	30,481
Thermo Fisher Scientific, Inc.	2,026	287,388
Waters Corp.(b)	416	55,985
		586,351

Managed Health Care–1.35%
Aetna Inc.	1,769	191,264
Anthem, Inc.	1,319	183,922
Cigna Corp.	1,307	191,253
Humana Inc.	747	133,347
UnitedHealth Group Inc.	4,838	569,142
		1,268,928

Metal & Glass Containers–0.07%
Ball Corp.	693	50,402
Owens-Illinois, Inc.(b)	791	13,779
		64,181

Motorcycle Manufacturers–0.05%
Harley-Davidson, Inc.	973	44,164

Movies & Entertainment–1.46%
Time Warner Inc.	4,058	262,431
Twenty-First Century Fox, Inc.–Class A	5,942	161,385
Twenty-First Century Fox, Inc.–Class B	2,175	59,225
Viacom Inc.–Class B	1,752	72,112
Walt Disney Co. (The)	7,720	811,218
		1,366,371

Multi–Line Insurance–0.60%
American International Group, Inc.	6,279	389,110
Assurant, Inc.	341	27,464
Hartford Financial Services Group, Inc. (The)	2,092	90,918
Loews Corp.	1,420	54,528
		562,020

Multi–Sector Holdings–1.37%
Berkshire Hathaway Inc.–Class B(b)	9,510	1,255,700
Leucadia National Corp.	1,725	29,998
		1,285,698

Multi-Utilities–1.11%
Ameren Corp.	1,220	52,741
CenterPoint Energy, Inc.	2,218	40,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
CMS Energy Corp.	1,388	$50,079
Consolidated Edison, Inc.	1,487	95,570
Dominion Resources, Inc.	3,021	204,340
DTE Energy Co.	902	72,331
NiSource Inc.	1,573	30,689
PG&E Corp.	2,489	132,390
Public Service Enterprise Group Inc.	2,545	98,466
SCANA Corp.	719	43,492
Sempra Energy	1,187	111,590
TECO Energy, Inc.	1,210	32,247
WEC Energy Group, Inc.	1,586	81,378
		1,046,035

Office REIT’s–0.26%
Boston Properties, Inc.	779	99,354
SL Green Realty Corp.	501	56,603
Vornado Realty Trust	893	89,264
		245,221

Office Services & Supplies–0.02%
Pitney Bowes Inc.	1,018	21,022

Oil & Gas Drilling–0.08%
Diamond Offshore Drilling, Inc.	346	7,300
Ensco PLC–Class A	1,241	19,099
Helmerich & Payne, Inc.	554	29,667
Transocean Ltd.	1,784	22,086
		78,152

Oil & Gas Equipment & Services–0.91%
Baker Hughes Inc.	2,213	102,130
Cameron International Corp.(b)	963	60,861
FMC Technologies, Inc.(b)	1,161	33,681
Halliburton Co.	4,344	147,870
National Oilwell Varco Inc.	1,906	63,832
Schlumberger Ltd.	6,389	445,633
		854,007

Oil & Gas Exploration & Production–1.32%
Anadarko Petroleum Corp.	2,579	125,288
Apache Corp.	1,897	84,360
Cabot Oil & Gas Corp.	2,081	36,813
Chesapeake Energy Corp.	2,668	12,006
Cimarex Energy Co.	471	42,098
ConocoPhillips	6,267	292,606
Devon Energy Corp.	1,944	62,208
EOG Resources, Inc.	2,790	197,504
EQT Corp.	766	39,932
Hess Corp.	1,229	59,582
Marathon Oil Corp.	3,480	43,813
Murphy Oil Corp.	841	18,881
Newfield Exploration Co.(b)	819	26,667
Noble Energy, Inc.	2,153	70,898
Pioneer Natural Resources Co.	751	94,160

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Range Resources Corp.	858	$21,115
Southwestern Energy Co.(b)	1,994	14,177
		1,242,108

Oil & Gas Refining & Marketing–0.61%
Marathon Petroleum Corp.	2,704	140,175
Phillips 66	2,415	197,547
Tesoro Corp.	610	64,276
Valero Energy Corp.	2,444	172,815
		574,813

Oil & Gas Storage & Transportation–0.40%
Columbia Pipeline Group, Inc.	1,974	39,480
Kinder Morgan Inc.	9,289	138,592
ONEOK, Inc.	1,075	26,509
Spectra Energy Corp.	3,407	81,564
Williams Cos., Inc. (The)	3,441	88,434
		374,579

Packaged Foods & Meats–1.54%
Campbell Soup Co.	911	47,873
ConAgra Foods, Inc.	2,178	91,825
General Mills, Inc.	3,020	174,133
Hershey Co. (The)	738	65,881
Hormel Foods Corp.	678	53,616
JM Smucker Co. (The)	602	74,251
Kellogg Co.	1,283	92,722
Keurig Green Mountain Inc.	595	53,538
Kraft Heinz Co. (The)	3,018	219,590
McCormick & Co., Inc.	584	49,967
Mead Johnson Nutrition Co.	1,000	78,950
Mondelez International, Inc.–Class A	8,067	361,724
Tyson Foods, Inc.–Class A	1,500	79,995
		1,444,065

Paper Packaging–0.14%
Avery Dennison Corp.	457	28,636
Sealed Air Corp.	1,001	44,644
WestRock Co.	1,311	59,808
		133,088

Paper Products–0.09%
International Paper Co.	2,127	80,188

Personal Products–0.11%
Estee Lauder Cos. Inc. (The)–Class A	1,138	100,212

Pharmaceuticals–5.61%
Allergan PLC(b)	2,000	625,000
Bristol-Myers Squibb Co.	8,469	582,583
Eli Lilly and Co.	4,954	417,424
Endo International PLC(b)	1,050	64,281
Johnson & Johnson	14,054	1,443,627
Mallinckrodt PLC(b)	588	43,882
Merck & Co., Inc.	14,182	749,093
Mylan N.V.(b)	2,097	113,385

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Perrigo Co. PLC	742	$107,367
Pfizer Inc.	31,338	1,011,591
Zoetis Inc.	2,315	110,935
		5,269,168

Property & Casualty Insurance–0.89%
ACE Ltd.	1,644	192,101
Allstate Corp. (The)	1,965	122,007
Chubb Corp. (The)	1,152	152,801
Cincinnati Financial Corp.	744	44,023
Progressive Corp. (The)	2,955	93,969
Travelers Cos., Inc. (The)	1,543	174,143
XL Group PLC	1,510	59,162
		838,206

Publishing–0.04%
News Corp.–Class A	1,921	25,665
News Corp.–Class B	543	7,580
		33,245

Railroads–0.68%
CSX Corp.	4,971	128,997
Kansas City Southern	556	41,517
Norfolk Southern Corp.	1,519	128,492
Union Pacific Corp.	4,336	339,075
		638,081

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	1,461	50,521

Regional Banks–0.96%
BB&T Corp.	3,959	149,690
Fifth Third Bancorp	4,075	81,907
Huntington Bancshares Inc.	4,067	44,981
KeyCorp	4,268	56,295
M&T Bank Corp.	805	97,550
People’s United Financial Inc.	1,586	25,614
PNC Financial Services Group, Inc. (The)	2,577	245,614
Regions Financial Corp.	6,645	63,792
SunTrust Banks, Inc.	2,597	111,255
Zions Bancorp.	1,047	28,583
		905,281

Research & Consulting Services–0.25%
Dun & Bradstreet Corp. (The)	189	19,643
Equifax Inc.	598	66,599
Nielsen Holdings PLC	1,857	86,536
Verisk Analytics, Inc.–Class A(b)	782	60,120
		232,898

Residential REIT’s–0.42%
Apartment Investment & Management Co.–Class A	786	31,464
AvalonBay Communities, Inc.	694	127,786
Equity Residential	1,848	150,778
Essex Property Trust, Inc.	335	80,202
		390,230

	Shares	Value
Restaurants–1.36%
Chipotle Mexican Grill, Inc.(b)	157	$75,336
Darden Restaurants, Inc.	574	36,529
McDonald’s Corp.	4,661	550,651
Starbucks Corp.	7,537	452,446
Yum! Brands, Inc.	2,189	159,907
		1,274,869

Retail REIT’s–0.60%
General Growth Properties, Inc.	2,948	80,215
Kimco Realty Corp.	2,089	55,275
Macerich Co. (The)	678	54,708
Realty Income Corp.	1,270	65,570
Simon Property Group, Inc.	1,570	305,271
		561,039

Security & Alarm Services–0.10%
ADT Corp. (The)	836	27,571
Tyco International PLC	2,118	67,543
		95,114

Semiconductor Equipment–0.24%
Applied Materials, Inc.	5,832	108,884
KLA-Tencor Corp.	804	55,757
Lam Research Corp.	796	63,218
		227,859

Semiconductors–2.14%
Analog Devices, Inc.	1,577	87,240
Avago Technologies Ltd. (Singapore)	1,330	193,049
Broadcom Corp.–Class A	2,836	163,977
First Solar, Inc.(b)	389	25,670
Intel Corp.	23,956	825,284
Linear Technology Corp.	1,204	51,134
Microchip Technology Inc.	1,030	47,936
Micron Technology, Inc.(b)	5,522	78,192
NVIDIA Corp.	2,582	85,103
Qorvo, Inc.(b)	717	36,495
Skyworks Solutions, Inc.	961	73,834
Texas Instruments Inc.	5,149	282,217
Xilinx, Inc.	1,301	61,108
		2,011,239

Soft Drinks–1.97%
Coca-Cola Co. (The)	19,869	853,572
Coca-Cola Enterprises, Inc.	1,078	53,081
Dr Pepper Snapple Group, Inc.	964	89,845
Monster Beverage Corp.(b)	766	114,103
PepsiCo, Inc.	7,395	738,909
		1,849,510

Specialized Consumer Services–0.04%
H&R Block, Inc.	1,196	39,839

Specialized Finance–0.61%
CME Group Inc.–Class A	1,716	155,470
Intercontinental Exchange, Inc.	603	154,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Specialized Finance–(continued)
McGraw Hill Financial, Inc.	1,377	$135,745
Moody’s Corp.	878	88,098
Nasdaq, Inc.	595	34,611
		568,449

Specialized REIT’s–0.83%
American Tower Corp.	2,150	208,442
Crown Castle International Corp.	1,693	146,360
Equinix, Inc.	314	94,954
Iron Mountain Inc.	965	26,065
Plum Creek Timber Co., Inc.	881	42,041
Public Storage	746	184,784
Weyerhaeuser Co.	2,605	78,098
		780,744

Specialty Chemicals–0.47%
Ecolab Inc.	1,348	154,184
International Flavors & Fragrances Inc.	406	48,574
PPG Industries, Inc.	1,367	135,087
Sherwin-Williams Co. (The)	398	103,321
		441,166

Specialty Stores–0.19%
Signet Jewelers Ltd.	403	49,847
Staples, Inc.	3,259	30,863
Tiffany & Co.	565	43,104
Tractor Supply Co.	686	58,653
		182,467

Steel–0.07%
Nucor Corp.	1,605	64,681

Systems Software–3.24%
CA, Inc.	1,592	45,467
Microsoft Corp.	40,552	2,249,825
Oracle Corp.	16,253	593,722
Red Hat, Inc.(b)	922	76,351
Symantec Corp.	3,409	71,589
		3,036,954

Technology Hardware, Storage & Peripherals–3.97%
Apple Inc.	28,304	2,979,279
EMC Corp.	9,842	252,743

	Shares	Value
Technology Hardware, Storage & Peripherals–(continued)
Hewlett Packard Enterprise Co.	9,090	$138,168
HP Inc.	9,194	108,857
NetApp, Inc.	1,513	40,140
SanDisk Corp.	1,018	77,358
Seagate Technology PLC	1,522	55,796
Western Digital Corp.	1,161	69,718
		3,722,059

Tires & Rubber–0.05%
Goodyear Tire & Rubber Co. (The)	1,357	44,333

Tobacco–1.56%
Altria Group, Inc.	9,952	579,306
Philip Morris International Inc.	7,864	691,324
Reynolds American Inc.	4,207	194,153
		1,464,783

Trading Companies & Distributors–0.16%
Fastenal Co.	1,467	59,883
United Rentals, Inc.(b)	471	34,166
W.W. Grainger, Inc.	293	59,359
		153,408

Trucking–0.05%
J.B. Hunt Transport Services, Inc.	459	33,672
Ryder System, Inc.	268	15,231
		48,903
Total Common Stocks & Other Equity Interests (Cost $36,243,722)		90,838,165

Money Market Funds–3.16%
Liquid Assets Portfolio–Institutional Class, 0.29%(e)	1,485,439	1,485,439
Premier Portfolio–Institutional Class, 0.24%(e)	1,485,438	1,485,438
Total Money Market Funds (Cost $2,970,877)		2,970,877
TOTAL INVESTMENTS–99.95% (Cost $39,214,599)		93,809,042
OTHER ASSETS LESS LIABILITIES–0.05%		45,510
NET ASSETS–100.00%		$93,854,552

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $36,190,801)	$90,765,614
Investments in affiliates, at value (Cost $3,023,798)	3,043,428
Total investments, at value (Cost $39,214,599)	93,809,042
Cash	83,838
Receivable for:
Dividends	121,687
Investment for trustee deferred compensation and retirement plans	28,221
Total assets	94,042,788

Liabilities:
Payable for:
Investments purchased	11,787
Fund shares reacquired	17,902
Variation margin — futures	29,195
Accrued fees to affiliates	61,022
Accrued trustees’ and officers’ fees and benefits	182
Accrued other operating expenses	31,639
Trustee deferred compensation and retirement plans	36,509
Total liabilities	188,236
Net assets applicable to shares outstanding	$93,854,552

Net assets consist of:
Shares of beneficial interest	$34,868,281
Undistributed net investment income	1,310,966
Undistributed net realized gain	3,089,352
Net unrealized appreciation	54,585,953
$93,854,552

Net Assets:
Series I	$35,586,351
Series II	$58,268,201

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,146,732
Series II	3,532,791
Series I:
Net asset value per share	$16.58
Series II:
Net asset value per share	$16.49

Investment income:
Dividends (net of foreign withholding taxes of $421)	$2,001,639
Dividends from affiliates	3,963
Total investment income	2,005,602

Expenses:
Advisory fees	116,351
Administrative services fees	155,747
Custodian fees	21,345
Distribution fees — Series II	150,944
Transfer agent fees	4,734
Trustees’ and officers’ fees and benefits	21,304
Professional services fees	38,462
Other	38,660
Total expenses	547,547
Less: Fees waived	(2,616)
Net expenses	544,931
Net investment income	1,460,671

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,892,841
Futures contracts	80,837
6,973,678
Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,732,563)
Futures contracts	(1,051)
(7,733,614)
Net realized and unrealized gain (loss)	(759,936)
Net increase in net assets resulting from operations	$700,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$1,460,671	$1,465,688
Net realized gain	6,973,678	9,118,184
Change in net unrealized appreciation (depreciation)	(7,733,614)	1,654,178
Net increase in net assets resulting from operations	700,735	12,238,050

Distributions to shareholders from net investment income:
Series I	(638,662)	(686,694)
Series ll	(862,269)	(1,015,390)
Total distributions from net investment income	(1,500,931)	(1,702,084)

Distributions to shareholders from net realized gains:
Series l	(3,192,162)	—
Series ll	(5,107,570)	—
Total distributions from net realized gains	(8,299,732)	—

Share transactions–net:
Series l	1,353,111	(3,051,108)
Series ll	249,473	(10,779,798)
Net increase (decrease) in net assets resulting from share transactions	1,602,584	(13,830,906)
Net increase (decrease) in net assets	(7,497,344)	(3,294,940)

Net assets:
Beginning of year	101,351,896	104,646,836
End of year (includes undistributed net investment income of $1,310,966 and $1,302,221, respectively)	$93,854,552	$101,351,896

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. S&P 500 Index Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. S&P 500 Index Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $2,616.

Invesco V.I. S&P 500 Index Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $105,747 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$93,809,042	$—	$—	$93,809,042
Futures Contracts*	(8,490)	—	—	(8,490)
Total Investments	$93,800,552	$—	$—	$93,800,552

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2015:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$—	$(8,490)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Invesco V.I. S&P 500 Index Fund

Effect of Derivative Investments for the year ended December 31, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$80,837
Change in Net Unrealized Appreciation (Depreciation):
Equity risk	(1,051)
Total	$79,786

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,626,488

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	30	March-2016	$3,053,100	$(8,490)

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2015.

	Value 12/31/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 12/31/15	Dividend Income
Invesco Ltd.	$94,729	$1,938	$(10,449)	$(16,257)	$2,590	$72,551	$2,383

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. S&P 500 Index Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$1,500,931	$1,702,084
Long-term capital gain	8,299,732	—
Total distributions	$9,800,663	$1,702,084

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$1,388,007
Undistributed long-term gain	6,677,843
Net unrealized appreciation — investments	50,957,499
Temporary book/tax differences	(37,078)
Shares of beneficial interest	34,868,281
Total net assets	$93,854,552

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $6,407,800 and $15,327,928, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$52,126,769
Aggregate unrealized (depreciation) of investment securities	(1,169,270)
Net unrealized appreciation of investment securities	$50,957,499

Cost of investments for tax purposes is $42,851,543.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income related to corporate actions, on December 31, 2015, undistributed net investment income was increased by $49,005 and undistributed net realized gain was decreased by $49,005. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. S&P 500 Index Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I`	198,942	$3,658,032	94,973	$1,667,562
Series II	829,156	14,909,372	336,901	5,906,132

Issued as reinvestment of dividends:
Series I	245,490	3,829,645	39,005	686,494
Series II	384,407	5,969,839	57,956	1,015,390

Reacquired:
Series I	(332,597)	(6,134,566)	(310,830)	(5,405,164)
Series II	(1,135,870)	(20,629,738)	(1,029,367)	(17,701,320)
Net increase (decrease) in share activity	189,528	$1,602,584	(811,362)	$(13,830,906)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$18.52	$0.30	$(0.24)	$0.06	$(0.33)	$(1.67)	$(2.00)	$16.58	1.03%	$35,586	0.41	%(d)	0.41	%(d)	1.66	%(d)	7%
Year ended 12/31/14	16.66	0.28	1.92	2.20	(0.34)	—	(0.34)	18.52	13.32	37,685	0.41		0.41		1.62		3
Year ended 12/31/13	12.89	0.24	3.84	4.08	(0.31)	—	(0.31)	16.66	31.91	36,853	0.41		0.41		1.63		4
Year ended 12/31/12	11.36	0.25	1.54	1.79	(0.26)	—	(0.26)	12.89	15.77	32,634	0.33		0.39		1.97		4
Year ended 12/31/11	11.42	0.21	(0.04)	0.17	(0.23)	—	(0.23)	11.36	1.76	32,889	0.28		0.31		1.81		4
Series II
Year ended 12/31/15	18.43	0.25	(0.24)	0.01	(0.28)	(1.67)	(1.95)	16.49	0.72	58,268	0.66	(d)	0.66	(d)	1.41	(d)	7
Year ended 12/31/14	16.58	0.24	1.90	2.14	(0.29)	—	(0.29)	18.43	13.02	63,667	0.66		0.66		1.37		3
Year ended 12/31/13	12.83	0.20	3.82	4.02	(0.27)	—	(0.27)	16.58	31.55	67,793	0.66		0.66		1.38		4
Year ended 12/31/12	11.30	0.22	1.54	1.76	(0.23)	—	(0.23)	12.83	15.52	64,657	0.58		0.64		1.72		4
Year ended 12/31/11	11.35	0.18	(0.03)	0.15	(0.20)	—	(0.20)	11.30	1.53	67,378	0.53		0.56		1.56		4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,581 and $60,378 for Series I and Series II shares, respectively.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$999.50	$2.12	$1,023.09	$2.14	0.42%
Series II	1,000.00	997.50	3.37	1,021.83	3.41	0.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,299,732
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VISCE-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Small Cap Equity Fund (the Fund) underperformed the Fund’s style-specific index, the Russell 2000 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-5.52%
Series II Shares	-5.74
S&P 500 Index▼ (Broad Market Index)	1.38
Russell 2000 Index▼ (Style-Specific Index)	-4.41
Lipper VUF Small-Cap Core Fund Index■ (Peer Group Index)	-4.43

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies – and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    Within this environment, small-cap stocks underperformed large-cap stocks,

and the Fund turned in a negative return, modestly trailing its style-specific benchmark. The Fund outperformed its style-specific benchmark in several sectors due to positive stock selection decisions in the financials, consumer discretionary, materials and industrials sectors. These contributions were offset by underperformance in the health care, information technology (IT) and energy sectors.

    The Fund outperformed its style-specific benchmark by the widest margin in the financials sector, driven by stock selection. Stancorp Financial Group is a life insurance company the Fund held, which was acquired during the year for a substantial premium. During the year, we sold our position in Stancorp locking in the gain for our shareholders. Western Alliance Bancorp was another contributor to Fund performance. In addition to reporting solid loan growth and financial results, Western Alliance completed the acquisition of another bank several months sooner than expected. E*TRADE was another contributor to Fund performance which received regulatory approval to reduce its capital reserves, allowing the company to deploy excess capital to reduce higher cost loans and improve returns.

    The consumer discretionary sector was another area of relative strength versus the Fund’s style-specific benchmark. Sonic was a solid contributor to Fund performance as the company reported increased sales and profitability through the year. The rollout of new digital menu boards helped drive additional sales for the company, while simultaneously improving efficiency of service. In May, brand name retailer Ann Taylor was acquired by another company for a significant premium. We sold our position in Ann Taylor, recognizing a gain for our shareholders.

Portfolio Composition
By sector	% of total net assets

Financials	25.2%
Information Technology	18.8
Industrials	15.9
Consumer Discretionary	13.3
Health Care	13.1
Materials	5.8
Energy	3.1
Consumer Staples	2.0
Telecommunication Services	1.0
Utilities	0.9
Money Market Funds
Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*
% of total net assets

1.	Dycom Industries, Inc.	1.9%
2.	E*TRADE Financial Corp.	1.5
3.	Western Alliance Bancorp	1.5
4.	Graphic Packaging Holding Co.	1.5
5.	Vail Resorts, Inc.	1.4
6.	Bank of the Ozarks, Inc.	1.4
7.	Waste Connections, Inc.	1.3
8.	Cray, Inc.	1.3
9.	Apogee Enterprises, Inc.	1.3
10.	Sonic Corp.	1.3

Total Net Assets	$295.0 million
Total Number of Holdings*	102

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Small Cap Equity Fund

    The Fund also outperformed in the materials sector where Fund holdings held up better than those in the style-specific index. Fund holding Sensient Technologies was an example of this and one of only a few small-cap materials stocks to post a positive return during the year.

    The area of greatest challenge for the Fund was the health care sector. Many small-cap biotechnology companies do not have an FDA-approved drug yet to generate revenue, so their stock price movements are very volatile depending on the outcome of their drug’s trial-results, which are impossible to forecast. The Fund targets high quality companies, so in order to prudently manage these volatile stocks, we set very high hurdles before investing in biotechnology, which often leads us to a modest underweight position versus the Fund’s style-specific index. During the past year, biotechnology stocks outperformed and our underweight exposure to that group hurt relative performance. Certain Fund holdings did underperform, including hospital company Community Health Systems. Concerns arose later in the year surrounding the company’s debt levels and the slowing trend of utilization benefits it realized from the Affordable Care Act.

    The Fund also underperformed in the IT sector. We purchased security company Barracuda Networks during the year, but its stock price pulled back significantly as the European portion of its business reported flat growth and dragged growth expectations for the entire company. Finisar was another detractor from Fund performance and we sold the position during the year.

    Throughout the year, energy stocks struggled as oil prices remained under pressure. Despite a reduction in North American supply growth and expectations of a more balanced supply-demand dynamic, unexpected new oil supply came on the market from OPEC, thus pushing out a recovery. As commodity prices tumbled, energy was the worst-performing sector of the style-specific index by a wide margin. The Fund’s modest overweight exposure to this weak sector hurt performance, as did certain sector holdings, including Helix Energy Solutions.

    Fund positioning did not change dramatically during the year, and is based on a disciplined investment process, which keeps the portfolio diversified across industry groups and uses rigorous fundamental research to identify attractive individual stocks.

    Thank you for your commitment to Invesco V.I. Small Cap Equity Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, Portfolio Manager and chief investment officer of

Invesco’s domestic growth investments team, is lead manager of Invesco V.I. Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Small Cap
Equity Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (8/29/03)	8.32%
10 Years	7.12
5 Years	8.49
1 Year	-5.52

Series II Shares
Inception (8/29/03)	8.06%
10 Years	6.84
5 Years	8.22
1 Year	-5.74

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–99.13%
Air Freight & Logistics–0.88%
Forward Air Corp.	60,467	$2,600,686

Alternative Carriers–0.98%
Iridium Communications Inc.(b)(c)	343,837	2,891,669

Apparel, Accessories & Luxury Goods–1.02%
Columbia Sportswear Co.	61,499	2,998,691

Application Software–4.66%
Blackbaud, Inc.	50,760	3,343,054
Bottomline Technologies (de), Inc.(c)	90,520	2,691,160
MicroStrategy Inc.–Class A(c)	14,312	2,565,998
SS&C Technologies Holdings, Inc.	43,011	2,936,361
Verint Systems Inc.(c)	54,476	2,209,546
		13,746,119

Asset Management & Custody Banks–1.11%
Janus Capital Group Inc.	232,858	3,280,969

Biotechnology–0.83%
AMAG Pharmaceuticals, Inc.(c)	47,029	1,419,805
Retrophin, Inc.(c)	52,941	1,021,232
		2,441,037

Broadcasting–1.12%
Nexstar Broadcasting Group, Inc.–Class A	56,150	3,296,005

Building Products–2.20%
Apogee Enterprises, Inc.	86,582	3,767,183
Trex Co., Inc.(c)	71,421	2,716,855
		6,484,038

Casinos & Gaming–1.12%
Boyd Gaming Corp.(c)	165,732	3,293,095

Communications Equipment–1.10%
ARRIS Group Inc.(c)	106,474	3,254,910

Construction & Engineering–2.74%
Dycom Industries, Inc.(c)	81,384	5,693,625
Primoris Services Corp.	107,885	2,376,706
		8,070,331

Construction Materials–0.76%
Eagle Materials Inc.	36,952	2,233,009

Data Processing & Outsourced Services–1.89%
DST Systems, Inc.	22,025	2,512,172
Jack Henry & Associates, Inc.	39,339	3,070,802
		5,582,974

Diversified REIT’s–0.98%
Cousins Properties, Inc.	305,300	2,878,979

	Shares	Value
Diversified Support Services–0.85%
Mobile Mini, Inc.	80,424	$2,503,599

Electrical Components & Equipment–1.10%
EnerSys	58,017	3,244,891

Electronic Components–0.63%
Belden Inc.	39,214	1,869,723

Environmental & Facilities Services–2.06%
Team, Inc.(c)	68,768	2,197,825
Waste Connections, Inc.	68,999	3,886,024
		6,083,849

Gas Utilities–0.86%
UGI Corp.	75,464	2,547,665

Health Care Equipment–4.18%
Analogic Corp.	38,246	3,159,120
Globus Medical, Inc.–Class A(c)	127,681	3,552,085
Hill-Rom Holdings, Inc.	68,310	3,282,979
Wright Medical Group N.V.(c)	97,294	2,352,569
		12,346,753

Health Care Facilities–1.35%
Community Health Systems Inc.(c)	37,606	997,687
LifePoint Health, Inc.(c)	40,821	2,996,262
		3,993,949

Health Care Services–0.80%
Team Health Holdings, Inc.(c)	53,500	2,348,115

Health Care Supplies–1.17%
Alere, Inc.(c)	88,334	3,452,976

Health Care Technology–0.59%
HMS Holdings Corp.(c)	140,062	1,728,365

Home Entertainment Software–1.06%
Take-Two Interactive Software, Inc.(c)	89,874	3,131,210

Home Furnishings–0.88%
La-Z-Boy Inc.	105,742	2,582,220

Homebuilding–0.57%
Beazer Homes USA, Inc.(c)	146,656	1,685,077

Household Appliances–1.21%
Helen of Troy Ltd.(c)	37,806	3,563,215

Industrial Machinery–1.98%
Albany International Corp.–Class A	85,768	3,134,821
Watts Water Technologies, Inc.–Class A	54,690	2,716,452
		5,851,273

Investment Banking & Brokerage–2.55%
E*TRADE Financial Corp.(c)	153,417	4,547,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Evercore Partners Inc.–Class A	55,143	$2,981,582
		7,528,862

IT Consulting & Other Services–1.29%
CACI International Inc.–Class A(c)	9,579	888,740
Luxoft Holding, Inc.(c)	37,638	2,903,019
		3,791,759

Leisure Facilities–1.40%
Vail Resorts, Inc.	32,170	4,117,438

Life & Health Insurance–1.10%
CNO Financial Group, Inc.	169,707	3,239,707

Life Sciences Tools & Services–2.21%
Affymetrix, Inc.(c)	348,351	3,514,862
Bio-Techne Corp.	33,391	3,005,190
		6,520,052

Multi-Line Insurance–1.79%
American Financial Group, Inc.	51,861	3,738,141
Horace Mann Educators Corp.	46,701	1,549,539
		5,287,680

Office Services & Supplies–0.91%
Pitney Bowes Inc.	129,984	2,684,170

Oil & Gas Drilling–0.48%
Precision Drilling Corp. (Canada)	361,334	1,423,656

Oil & Gas Equipment & Services–0.85%
Forum Energy Technologies Inc.(c)	152,841	1,904,399
Helix Energy Solutions Group Inc.(c)	113,277	595,837
		2,500,236

Oil & Gas Exploration & Production–0.87%
Newfield Exploration Co.(c)	79,159	2,577,417

Oil & Gas Storage & Transportation–0.89%
Scorpio Tankers Inc. (Monaco)	327,702	2,628,170

Packaged Foods & Meats–2.01%
Pinnacle Foods Inc.	84,968	3,607,741
TreeHouse Foods, Inc.(c)	29,570	2,320,062
		5,927,803

Paper Packaging–1.48%
Graphic Packaging Holding Co.	340,720	4,371,438

Pharmaceuticals–2.00%
Impax Laboratories, Inc.(c)	77,877	3,330,020
Phibro Animal Health Corp.–Class A	85,690	2,581,840
		5,911,860

Property & Casualty Insurance–1.05%
Hanover Insurance Group Inc. (The)	37,997	3,090,676

Real Estate Services–2.01%
Jones Lang LaSalle Inc.	19,055	3,046,132

	Shares	Value
Real Estate Services–(continued)
Kennedy-Wilson Holdings Inc.	120,372	$2,898,558
		5,944,690

Regional Banks–12.63%
Bank of the Ozarks, Inc.	80,778	3,995,280
BankUnited, Inc.	94,878	3,421,301
East West Bancorp, Inc.	86,027	3,575,282
Glacier Bancorp, Inc.	115,950	3,076,154
IBERIABANK Corp.	46,117	2,539,663
PacWest Bancorp	66,480	2,865,288
Pinnacle Financial Partners, Inc.	55,655	2,858,441
PrivateBancorp, Inc.	90,506	3,712,556
Synovus Financial Corp.	112,466	3,641,649
Webster Financial Corp.	82,290	3,060,365
Western Alliance Bancorp(c)	126,204	4,525,675
		37,271,654

Restaurants–4.06%
Cracker Barrel Old Country Store, Inc.(b)	23,055	2,924,065
Papa John’s International, Inc.	48,971	2,736,010
Red Robin Gourmet Burgers Inc.(c)	41,474	2,560,605
Sonic Corp.	116,378	3,760,173
		11,980,853

Semiconductor Equipment–2.03%
Entegris Inc.(c)	229,752	3,048,809
Tessera Technologies Inc.	98,329	2,950,853
		5,999,662

Semiconductors–3.03%
Fairchild Semiconductor International, Inc.(c)	155,563	3,221,710
Intersil Corp.–Class A	209,595	2,674,432
Microsemi Corp.(c)	93,203	3,037,486
		8,933,628

Specialized REIT’s–2.00%
CubeSmart	122,593	3,753,798
Geo Group Inc. (The)	74,185	2,144,688
		5,898,486

Specialty Chemicals–2.86%
Minerals Technologies Inc.	53,247	2,441,907
PolyOne Corp.	83,410	2,649,102
Sensient Technologies Corp.	53,124	3,337,250
		8,428,259

Specialty Stores–1.91%
GNC Holdings, Inc.–Class A	84,620	2,624,912
Michaels Cos., Inc. (The)(c)	136,623	3,020,735
		5,645,647

Steel–0.76%
Haynes International, Inc.	60,789	2,230,348

Systems Software–0.72%
Barracuda Networks, Inc.(c)	113,202	2,114,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Technology Distributors–1.12%
Tech Data Corp.(c)	49,921	$3,313,756

Technology Hardware, Storage & Peripherals–1.28%
Cray, Inc.(c)	116,127	3,768,321

Trucking–3.16%
Celadon Group, Inc.	126,724	1,253,301
Heartland Express, Inc.	130,310	2,217,876
Landstar System, Inc.	46,402	2,721,477
Old Dominion Freight Line, Inc.(c)	53,142	3,139,098
		9,331,752
Total Common Stocks & Other Equity Interests (Cost $256,552,175)		292,447,985

Money Market Funds–0.69%
Liquid Assets Portfolio–Institutional Class, 0.29%(d)	1,022,372	1,022,372
Premier Portfolio–Institutional Class, 0.24%(d)	1,022,371	1,022,371
Total Money Market Funds (Cost $2,044,743)		2,044,743
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.82% (Cost $258,596,918)		294,492,728

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.51%
Liquid Assets Portfolio–Institutional Class, 0.29% (Cost $4,465,960)(d)(e)	4,465,960	$4,465,960
TOTAL INVESTMENTS–101.33% (Cost $263,062,878)		298,958,688
OTHER ASSETS LESS LIABILITIES–(1.33)%		(3,937,381)
NET ASSETS–100.00%		$295,021,307

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at December 31, 2015.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $256,552,175)*	$292,447,985
Investments in affiliated money market funds, at value and cost	6,510,703
Total investments, at value (Cost $263,062,878)	298,958,688
Receivable for:
Investments sold	980,034
Fund shares sold	111,786
Dividends	180,341
Investment for trustee deferred compensation and retirement plans	68,199
Total assets	300,299,048

Liabilities:
Payable for:
Investments purchased	216,715
Fund shares reacquired	222,966
Collateral upon return of securities loaned	4,465,960
Accrued fees to affiliates	271,813
Accrued trustees’ and officers’ fees and benefits	155
Accrued other operating expenses	22,675
Trustee deferred compensation and retirement plans	77,457
Total liabilities	5,277,741
Net assets applicable to shares outstanding	$295,021,307

Net assets consist of:
Shares of beneficial interest	$237,716,021
Undistributed net investment income (loss)	(70,038)
Undistributed net realized gain	21,479,514
Net unrealized appreciation	35,895,810
$295,021,307

Net Assets:
Series I	$166,406,982
Series II	$128,614,325

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	9,434,480
Series II	7,583,628
Series I:
Net asset value per share	$17.64
Series II:
Net asset value per share	$16.96

*	At December 31, 2015, securities with an aggregate value of $4,349,574 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $8,148)	$3,373,360
Dividends from affiliated money market funds (includes securities lending income of $157,255)	161,520
Total investment income	3,534,880

Expenses:
Advisory fees	2,480,121
Administrative services fees	890,580
Custodian fees	14,784
Distribution fees — Series II	361,310
Transfer agent fees	33,205
Trustees’ and officers’ fees and benefits	23,180
Other	45,890
Total expenses	3,849,070
Less: Fees waived	(7,011)
Net expenses	3,842,059
Net investment income (loss)	(307,179)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $1,384,758)	22,151,222
Change in net unrealized appreciation (depreciation) of investment securities	(39,686,407)
Net realized and unrealized gain (loss)	(17,535,185)
Net increase (decrease) in net assets resulting from operations	$(17,842,364)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(307,179)	$(956,866)
Net realized gain	22,151,222	64,529,783
Change in net unrealized appreciation (depreciation)	(39,686,407)	(57,506,374)
Net increase (decrease) in net assets resulting from operations	(17,842,364)	6,066,543

Distributions to shareholders from net realized gains:
Series l	(36,411,380)	(18,790,735)
Series ll	(27,998,152)	(12,734,891)
Total distributions from net realized gains	(64,409,532)	(31,525,626)

Share transactions–net:
Series l	8,405,839	(42,863,057)
Series ll	19,398,854	21,003,451
Net increase (decrease) in net assets resulting from share transactions	27,804,693	(21,859,606)
Net increase (decrease) in net assets	(54,447,203)	(47,318,689)

Net assets:
Beginning of year	349,468,510	396,787,199
End of year (includes undistributed net investment income (loss) of $(70,038) and $(75,503), respectively)	$295,021,307	$349,468,510

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Small Cap Equity Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Small Cap Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $7,011.

Invesco V.I. Small Cap Equity Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $81,959 for accounting and fund administrative services and reimbursed $808,621 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $747,536 and securities sales of $8,444,331, which resulted in net realized gains of $1,384,758.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Small Cap Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$—	$1,316,012
Long-term capital gain	64,409,532	30,209,614
Total distributions	$64,409,532	$31,525,626

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$1,089,692
Undistributed long-term gain	20,587,498
Net unrealized appreciation — investments	35,708,030
Temporary book/tax differences	(79,934)
Shares of beneficial interest	237,716,021
Total net assets	$295,021,307

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $101,499,908 and $136,881,123, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$60,738,056
Aggregate unrealized (depreciation) of investment securities	(25,030,026)
Net unrealized appreciation of investment securities	$35,708,030

Cost of investments for tax purposes is $263,250,658.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions and net operating losses, on December 31, 2015, undistributed net investment income (loss) was increased by $312,644 and undistributed net realized gain was decreased by $312,644. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Small Cap Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	1,161,619	$25,722,497	1,165,408	$28,150,006
Series II	1,002,522	22,174,509	1,811,699	42,473,210

Issued as reinvestment of dividends:
Series I	2,050,190	36,411,380	855,680	18,790,735
Series II	1,638,277	27,998,152	596,203	12,734,891

Reacquired:
Series I	(2,406,303)	(53,728,038)	(3,700,234)	(89,803,798)
Series II	(1,391,179)	(30,773,807)	(1,486,845)	(34,204,650)
Net increase (decrease) in share activity	2,055,126	$27,804,693	(758,089)	$(21,859,606)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with feewaivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$23.64	$0.00	$(1.27)	$(1.27)	$—	$(4.73)	$(4.73)	$17.64	(5.52)%	$166,407	1.04	%(d)	1.04	%(d)	0.02	%(d)	31%
Year ended 12/31/14	25.44	(0.04)	0.47	0.43	—	(2.23)	(2.23)	23.64	2.36	203,963	1.05		1.05		(0.17)		45
Year ended 12/31/13	18.69	(0.04)	7.02	6.98	(0.00)	(0.23)	(0.23)	25.44	37.47	262,261	1.05		1.05		(0.17)		35
Year ended 12/31/12	16.41	0.01	2.27	2.28	—	—	—	18.69	13.89	205,566	1.06		1.06		0.05		36
Year ended 12/31/11	16.53	(0.05)	(0.07)	(0.12)	—	—	—	16.41	(0.73)	217,287	1.06		1.06		(0.27)		61
Series II
Year ended 12/31/15	22.97	(0.05)	(1.23)	(1.28)	—	(4.73)	(4.73)	16.96	(5.74)	128,614	1.29	(d)	1.29	(d)	(0.23	)(d)	31
Year ended 12/31/14	24.85	(0.10)	0.45	0.35	—	(2.23)	(2.23)	22.97	2.08	145,505	1.30		1.30		(0.42)		45
Year ended 12/31/13	18.31	(0.09)	6.86	6.77	—	(0.23)	(0.23)	24.85	37.08	134,526	1.30		1.30		(0.42)		35
Year ended 12/31/12	16.11	(0.03)	2.23	2.20	—	—	—	18.31	13.66	83,096	1.31		1.31		(0.20)		36
Year ended 12/31/11	16.27	(0.09)	(0.07)	(0.16)	—	—	—	16.11	(0.98)	54,691	1.31		1.31		(0.52)		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $190,082 and $144,524 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$893.80	$5.01	$1,019.91	$5.35	1.05%
Series II	1,000.00	892.50	6.20	1,018.65	6.61	1.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$64,409,532
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VITEC-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Technology Fund (the Fund) outperformed The BofA Merrill Lynch 100 Technology Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	6.82%
Series II Shares	6.56
S&P 500 Index▼ (Broad Market Index)	1.38
The BofA Merrill Lynch 100 Technology Index■ (Style-Specific Index)	3.67
Lipper VUF Science & Technology Funds Classification Average¿ (Peer Group)	5.77

Source(s): ▼FactSet Research Systems Inc.; ■Bloomberg LP; ¿Lipper Inc.

Market conditions and your Fund

The US economy continued its modest, but steady growth, during the year ended December 31, 2015 – although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with US-based offshore or shale-based resources – companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the US consumer was the more subtle story which drove the US economy forward during the year.

    As the year began, economic growth appeared to be stronger in the US than in the rest of the world. US equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the US Federal Reserve (the Fed) would begin raising rates while other central banks were loosening monetary policy led the US dollar to strengthen against many currencies. This hurt commodity- and materials-based economies

– and companies in related sectors. Additionally, US-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving employment picture all contributed to higher consumer confidence and consumer spending, which drove US equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

    In the summer of 2015, US equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, US markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major US market indexes ended the year barely in positive territory.

    The technology sector posted positive returns and was one of the top-performing sectors within the S&P 500 Index during the year. In this market environment, the Fund produced positive returns and outperformed its style-specific benchmark.

The most significant contributors to the Fund’s outperformance were overweight exposure to the retail industry, as well as stock selection in the technology hardware and equipment and software and services industries. Overweight exposure to the pharmaceuticals and biotechnology industries also contributed to the Fund’s relative performance. However, some of the outperformance in these industries was offset by underperformance in the semiconductor and semiconductor equipment industry. Overweight exposure to the media and consumer durables industries detracted from relative performance as well.

    From an individual securities perspective, the leading contributor to Fund performance was Amazon.com. The company reported expanding profitability in major business segments, and the stock was up more than 100% during the year. Another top contributor to Fund performance was our high-conviction holding Facebook. Throughout the year, the company reported increased usage, increased migration to mobile devices, and increased video usage, which also led to increased video advertising revenue. In addition, the company reduced guidance for its future expenses. Google and the restructured holding company it launched during the year, Alphabet, contributed to the Fund’s performance versus its style-specific benchmark. During the year, a new chief financial officer enhanced communication with investors and stressed cost discipline for the company. This responsible messaging combined with strength in its YouTube and mobile-search businesses led the company’s stock higher. We sold our position in Google during the reporting period.

    The most significant individual detractor from Fund performance during the year was Monitise. The company provides mobile banking, payments and commerce networks primarily for financial

Portfolio Composition
By sector	% of total net assets

Information Technology	53.0%
Health Care	25.5
Consumer Discretionary	15.2
Financials	2.1
Industrials	1.6
Telecommunication Services	1.4
Money Market Funds
Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*
% of total net assets

1.	Apple Inc.	7.6%
2.	Alphabet Inc.-Class A	6.0
3.	Facebook Inc.-Class A	5.8
4.	Amazon.com, Inc.	5.0
5.	Alkermes PLC	3.6
6.	MasterCard, Inc.-Class A	3.5
7.	Celgene Corp.	3.2
8.	salesforce.com, inc.	3.1
9.	Gilead Sciences, Inc.	3.0
10.	ServiceNow, Inc.	3.0

Total Net Assets	$53.9 million

Total Number of Holdings*	43

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Technology Fund

institutions. Monitise experienced a decline in revenues during the year as it changed business models – going from a license-based model requiring upfront payment, to a subscription-based model where payments are spread over time. We sold our position in Monitise during the reporting period. Dish Network was also a significant detractor from Fund performance during the year. Dish was a significant holding in the Fund based on its significant wireless spectrum assets; however, the stock pulled back as the potential catalysts to unlock spectrum value seemed to move further into the future and the pay television business was weak. Sprint was a notable detractor from Fund performance as well. The company generally improved its subscriber and network metrics through the year. However, investors focused on financing, considering the company’s relatively high debt levels and available cash flow within a skittish high yield financing environment, and the stock pulled back as a result.

    During the year, the Fund was biased toward growth technology, including bio-pharmaceuticals, and away from mature technology. The Fund emphasizes innovation, transformative technology and opportunities which we expect to take market share from mature companies, including the game-changing technologies of mobile, security, cloud and biopharmaceuticals. We remain optimistic about technology spending given strong corporate balance sheets and companies’ need to invest in more robust security solutions and for future growth. In our opinion, the increased pace of health care innovation will continue to drive attractive long-term growth rates due to successful mapping of the human genome and recent productivity improvements, both of which have fostered faster and more effective targeting of promising therapeutics. We attempt to harness multiyear secular trends, which may benefit long-term investors regardless of near-term economic strength.

    We thank you for your commitment to Invesco V.I. Technology Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Technology Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Janet Luby Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Technology Fund. She joined
Invesco in 2011. Ms. Luby earned a BBA in finance from Texas A&M University. She is also a Certified Public Accountant.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.
3	Source: Bloomberg LP

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (5/20/97)	5.11%
10 Years	7.06
5 Years	9.42
1 Year	6.82

Series II Shares
Inception (4/30/04)	6.97%
10 Years	6.79
5 Years	9.15
1 Year	6.56

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.16% and 1.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above,

for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Technology sector risk. The Fund will concentrate its investments in the securities of issuers primarily engaged in technology-related industries. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The BofA Merrill Lynch 100 Technology Index is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

    The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks & Other Equity Interests–98.77%
Aerospace & Defense–1.56%
Raytheon Co.	14,452	$1,799,708

Application Software–3.55%
Autodesk, Inc.(b)	9,496	578,591
salesforce.com, inc.(b)	44,892	3,519,533
		4,098,124

Biotechnology–15.87%
Alexion Pharmaceuticals, Inc.(b)	6,289	1,199,627
Alkermes PLC(b)	52,825	4,193,249
Amgen Inc.	17,374	2,820,321
Biogen Inc.(b)	3,569	1,093,363
Celgene Corp.(b)	30,765	3,684,416
Gilead Sciences, Inc.	34,402	3,481,138
Vertex Pharmaceuticals Inc.(b)	14,489	1,823,151
		18,295,265

Cable & Satellite–2.92%
DISH Network Corp.–Class A(b)	52,679	3,012,185
Time Warner Cable Inc.	1,915	355,405
		3,367,590

Communications Equipment–1.97%
Palo Alto Networks, Inc.(b)	12,867	2,266,393

Consumer Electronics–3.57%
Harman International Industries, Inc.	27,882	2,626,763
Sony Corp. (Japan)	60,900	1,491,952
		4,118,715

Data Processing & Outsourced Services–6.76%
First Data Corp.–Class A(b)	57,407	919,660
MasterCard, Inc.–Class A	41,017	3,993,415
Visa Inc.–Class A	37,073	2,875,011
		7,788,086

Health Care Equipment–1.75%
Medtronic PLC	26,189	2,014,458

Home Entertainment Software–2.23%
Activision Blizzard, Inc.	38,520	1,491,109
Electronic Arts Inc.(b)	15,791	1,085,158
		2,576,267

Internet Retail–8.74%
Amazon.com, Inc.(b)	8,490	5,738,306
Netflix Inc.(b)	20,102	2,299,267
Priceline Group Inc. (The)(b)	1,600	2,039,920
		10,077,493

Internet Software & Services–16.21%
Alibaba Group Holding Ltd.–ADR (China)(b)	11,551	938,750
Alphabet Inc.–Class A(b)	8,873	6,903,283

	Shares	Value
Internet Software & Services–(continued)
Alphabet Inc.–Class C(b)	3,278	$2,487,608
Facebook Inc.–Class A(b)	64,080	6,706,613
LinkedIn Corp.–Class A(b)	7,367	1,658,164
		18,694,418

Investment Banking & Brokerage–2.10%
Charles Schwab Corp. (The)	73,543	2,421,771

Life Sciences Tools & Services–2.10%
Thermo Fisher Scientific, Inc.	17,095	2,424,926

Pharmaceuticals–5.77%
Allergan PLC(b)	6,054	1,891,875
Bristol-Myers Squibb Co.	34,863	2,398,226
Eli Lilly and Co.	27,991	2,358,521
		6,648,622

Semiconductors–7.64%
Avago Technologies Ltd. (Singapore)	18,098	2,626,925
NXP Semiconductors N.V. (Netherlands)(b)	38,265	3,223,826
ON Semiconductor Corp.(b)	104,360	1,022,728
Skyworks Solutions, Inc.	25,165	1,933,427
		8,806,906

Systems Software–7.00%
Check Point Software Technologies Ltd. (Israel)(b)(c)	28,528	2,321,609
Microsoft Corp.	41,094	2,279,895
ServiceNow, Inc.(b)	40,062	3,467,767
		8,069,271

Technology Hardware, Storage & Peripherals–7.63%
Apple Inc.	83,597	8,799,420

Wireless Telecommunication Services–1.40%
Sprint Corp.(b)	445,288	1,611,943
Total Common Stocks & Other Equity Interests (Cost $78,520,384)		113,879,376

Money Market Funds–1.45%
Liquid Assets Portfolio–Institutional Class, 0.29%(d)	837,426	837,426
Premier Portfolio–Institutional Class, 0.24%(d)	837,426	837,426
Total Money Market Funds (Cost $1,674,852)		1,674,852
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.22% (Cost $80,195,236)		115,554,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.18%
Liquid Assets Portfolio–Institutional Class, 0.29% (Cost $204,475)(d)(e)	204,475	$204,475
TOTAL INVESTMENTS–100.40% (Cost $80,399,711)		115,758,703
OTHER ASSETS LESS LIABILITIES–(0.40)%		(458,667)
NET ASSETS–100.00%		$115,300,036

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2015.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $78,520,384)*	$113,879,376
Investments in affiliated money market funds, at value and cost	1,879,327
Total investments, at value (Cost $80,399,711)	115,758,703
Foreign currencies, at value (Cost $4,343)	4,448
Receivable for:
Fund shares sold	20,116
Dividends	26,735
Investment for trustee deferred compensation and retirement plans	60,035
Total assets	115,870,037

Liabilities:
Payable for:
Fund shares reacquired	189,162
Collateral upon return of securities loaned	204,475
Accrued fees to affiliates	79,164
Accrued trustees’ and officers’ fees and benefits	138
Accrued other operating expenses	31,095
Trustee deferred compensation and retirement plans	65,967
Total liabilities	570,001
Net assets applicable to shares outstanding	$115,300,036

Net assets consist of:
Shares of beneficial interest	$75,793,874
Undistributed net investment income (loss)	(67,397)
Undistributed net realized gain	4,214,462
Net unrealized appreciation	35,359,097
$115,300,036

Net Assets:
Series I	$107,256,843
Series II	$8,043,193

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,695,780
Series II	444,003
Series I:
Net asset value per share	$18.83
Series II:
Net asset value per share	$18.12

*	At December 31, 2015, securities with an aggregate value of $197,509 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $493)	$673,734
Dividends from affiliated money market funds (includes securities lending income of $19,269)	21,416
Total investment income	695,150

Expenses:
Advisory fees	840,697
Administrative services fees	325,604
Custodian fees	9,800
Distribution fees — Series II	16,973
Transfer agent fees	29,021
Trustees’ and officers’ fees and benefits	21,134
Other	57,836
Total expenses	1,301,065
Less: Fees waived	(3,599)
Net expenses	1,297,466
Net investment income (loss)	(602,316)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	4,387,691
Foreign currencies	1,711
4,389,402
Change in net unrealized appreciation of:
Investment securities	3,448,992
Foreign currencies	126
3,449,118
Net realized and unrealized gain	7,838,520
Net increase in net assets resulting from operations	$7,236,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income (loss)	$(602,316)	$(704,068)
Net realized gain	4,389,402	9,611,503
Change in net unrealized appreciation	3,449,118	2,192,830
Net increase in net assets resulting from operations	7,236,204	11,100,265

Distributions to shareholders from net realized gains:
Series l	(10,432,483)	(8,529,977)
Series ll	(803,764)	(353,110)
Total distributions from net realized gains	(11,236,247)	(8,883,087)

Share transactions–net:
Series l	6,278,886	(755,417)
Series ll	3,689,985	1,518,646
Net increase in net assets resulting from share transactions	9,968,871	763,229
Net increase in net assets	5,968,828	2,980,407

Net assets:
Beginning of year	109,331,208	106,350,801
End of year (includes undistributed net investment income (loss) of $(67,397) and $(65,409), respectively)	$115,300,036	$109,331,208

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Technology Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Technology Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

Invesco V.I. Technology Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $3,599.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $275,604 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $2,363 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Technology Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$114,266,751	$1,491,952	$—	$115,758,703

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$44,845	$364,534
Long-term capital gain	11,191,402	8,518,553
Total distributions	$11,236,247	$8,883,087

Tax Components of Net Assets at Period-End:

2015
Undistributed long-term gain	$4,375,897
Net unrealized appreciation — investments	35,197,557
Net unrealized appreciation — other investments	105
Temporary book/tax differences	(67,397)
Shares of beneficial interest	75,793,874
Total net assets	$115,300,036

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Technology Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $66,207,260 and $67,537,674, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$37,734,697
Aggregate unrealized (depreciation) of investment securities	(2,537,140)
Net unrealized appreciation of investment securities	$35,197,557

Cost of investments for tax purposes is $80,561,146.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2015, undistributed net investment income (loss) was increased by $600,328, undistributed net realized gain was decreased by $3,798 and shares of beneficial interest was decreased by $596,530. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	937,510	$18,643,275	661,326	$13,151,750
Series II	169,083	3,299,652	100,308	1,917,074

Issued as reinvestment of dividends:
Series I	596,483	10,432,483	450,844	8,529,977
Series II	47,730	803,764	19,264	353,110

Reacquired:
Series I	(1,131,990)	(22,796,872)	(1,131,140)	(22,437,144)
Series II	(22,460)	(413,431)	(39,211)	(751,538)
Net increase in share activity	596,356	$9,968,871	61,391	$763,229

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$19.75	$(0.11)	$1.29	$1.18	$—	$(2.10)	$(2.10)	$18.83	6.82%	$107,257	1.15	%(d)	1.15	%(d)	(0.53	)%(d)	61%
Year ended 12/31/14	19.42	(0.13)	2.20	2.07	—	(1.74)	(1.74)	19.75	11.05	104,556	1.16		1.16		(0.65)		77
Year ended 12/31/13	16.87	(0.07)	4.19	4.12	—	(1.57)	(1.57)	19.42	25.14	103,151	1.17		1.17		(0.40)		45
Year ended 12/31/12	15.16	(0.07)	1.78	1.71	—	—	—	16.87	11.28	95,371	1.16		1.16		(0.42)		42
Year ended 12/31/11	16.00	(0.10)	(0.71)	(0.81)	(0.03)	–	(0.03)	15.16	(5.05)	100,579	1.12		1.12		(0.62)		41
Series II
Year ended 12/31/15	19.13	(0.15)	1.24	1.09	—	(2.10)	(2.10)	18.12	6.56	8,043	1.40	(d)	1.40	(d)	(0.78	)(d)	61
Year ended 12/31/14	18.90	(0.17)	2.14	1.97	—	(1.74)	(1.74)	19.13	10.82	4,775	1.41		1.41		(0.90)		77
Year ended 12/31/13	16.50	(0.12)	4.09	3.97	—	(1.57)	(1.57)	18.90	24.79	3,200	1.42		1.42		(0.65)		45
Year ended 12/31/12	14.86	(0.11)	1.75	1.64	—	—	—	16.50	11.04	2,118	1.41		1.41		(0.67)		42
Year ended 12/31/11	15.71	(0.14)	(0.70)	(0.84)	(0.01)	—	(0.01)	14.86	(5.32)	1,613	1.37		1.37		(0.87)		41

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $105,304 and $6,789 for Series I and Series II shares, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,030.10	$5.88	$1,019.41	$5.85	1.15%
Series II	1,000.00	1,029.50	7.16	1,018.15	7.12	1.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$11,191,402
Corporate Dividends Received Deduction*	95.41%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2015

Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIVOPP-AR-1

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2015, Series I shares of Invesco V.I. Value Opportunities Fund (the Fund), underperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/14 to 12/31/15, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	-10.40%
Series II Shares	-10.65
S&P 500 Index▼ (Broad Market Index)	1.38
S&P 1500 Value Index▼ (Style-Specific Index)*	-3.53
Russell 3000 Value Index▼ (Former Style-Specific Index)*	-4.13
Lipper VUF Multi-Cap Value Funds Index¢ (Peer Group Index)	-4.86

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

* The Fund has elected to use the S&P 1500 Value Index as its style-specific benchmark rather than the Russell 3000 Value Index because the S&P 1500 Value Index more closely reflects the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

The Fund experienced several changes during the reporting period. Effective March 30, 2015, the Fund’s portfolio management team was changed to R. Canon Coleman II (lead manager), Jonathan Edwards and Jonathan Mueller. The investment process also changed and the style-specific benchmark changed to the S&P 1500 Value Index. The Fund’s investment objective remains the same, and the Fund continues to be a multi-cap offering.

    Some of the Fund’s performance for the year is attributable to the investment approach of the previous investment team. The new team seeks to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value.1 We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future cash flow.

    Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve capital while growing it at above-market rates over the long term. Second, our investments tend to have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from the stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

    During the year ended December 31, 2015, the US economy improved slowly, though the health of individual economic sectors varied dramatically. The energy sector saw a continued slowdown as oil prices fell in response to increasing supply and slowing global demand. In contrast, continued low interest rates, increased availability of credit and a better employment picture all contributed to an improved consumer outlook. However, US equity markets moved lower in the summer of 2015 as a significant downturn in China’s financial markets and weak global economic growth led to increased investor uncertainty and market volatility. In the fall of 2015, US markets rallied, the US Federal Reserve saw enough economic stabilization to finally raise interest rates and most major US market indexes ended the year barely in positive territory based on total return. However, value and small- and mid-capitalization indexes in the US posted losses and strongly underperformed growth and large capitalization indexes.

    Drivers of Fund performance were mainly stock specific during the year. Health benefits company Anthem was the largest contributor to the Fund’s performance. Cruise company Carnival, and information technology (IT) company,

NXP Semiconductors, were also among the top contributors to Fund performance. We sold Anthem and NXP Semiconductors and significantly reduced the Fund’s position in Carnival during the year. Financial holding AmTrust Financial Services also made a positive contribution to Fund performance. AmTrust Financial Services is a property and casualty insurance company that performed well after reporting strong financial results during the year.

    IT company Belden, a global leader in high-quality cable and other signal transmission devices, was the largest detractor from the Fund’s performance during the year. Shares of Belden declined after the company made downward revisions to its earnings expectations for 2015. Materials company Allegheny Technologies, one of the largest manufacturers of diversified specialty materials in the world, was also a large detractor from

Portfolio Composition
By sector	% of total net assets

Financials	43.3%
Information Technology	17.0
Industrials	10.5
Consumer Discretionary	9.7
Health Care	6.2
Energy	6.1
Consumer Staples	4.2
Materials	1.3
Money Market Funds Plus Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*
% of total net assets

1.	AECOM	5.2%
2.	Belden Inc.	4.8
3.	JPMorgan Chase & Co.	4.5
4.	Alere, Inc.	4.4
5.	Nu Skin Enterprises, Inc.-Class A	4.2
6.	Zions Bancorp.	3.6
7.	Citigroup Inc.	3.6
8.	Affiliated Managers Group, Inc.	3.5
9.	LPL Financial Holdings, Inc.	3.5
10.	TD Ameritrade Holding Corp.	3.5

Total Net Assets	$138.8 million

Total Number of Holdings*	38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of December 31, 2015.

Invesco V.I. Value Opportunities Fund

Fund performance. Shares of the company declined in response to the decline in global commodity prices and some short-term, company-specific issues that affected production, including a strike by the United Steelworkers union. Consumer staples company Nu Skin Enterprises was also among the largest detractors from Fund performance. Shares fell after the company lowered its earnings guidance for 2015. Nu Skin Enterprises is a direct marketing business that sells skin care and beauty products. We used the short-term weakness as an opportunity and added to the Fund’s positions in Belden, Allegheny Technologies and Nu Skin Enterprises during the year.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results nor popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

    At the end of the year, the difference between the market price and the estimated intrinsic value of the Fund was very attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may stack the odds in favor of above-average capital appreciation. We will continue to work hard to protect and grow the Fund’s estimated intrinsic value.

    We thank you for your investment and for sharing our long-term investment perspective.

1	Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco V.I. Value Opportunities
Fund. He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Value Opportunities Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, Portfolio Manager, is manager of Invesco V.I. Value Opportunities Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

Invesco V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The Fund has elected to use the S&P 1500 Value Index as its style-specific benchmark rather than the Russell 3000

Value Index because the S&P 1500 Value Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns
As of 12/31/15

Series I Shares
Inception (9/10/01)	3.39%
10 Years	2.53
5 Years	7.83
1 Year	-10.40

Series II Shares
Inception (9/10/01)	3.13%
10 Years	2.28
5 Years	7.56
1 Year	-10.65

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.04% and 1.29%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2017. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Invesco V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for

hedging or to gain or limit exposure

to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Focus risk. The Fund may from time to time invest a greater amount of its assets in a sector or industries than the Fund’s benchmark or other comparable funds. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industries and there is increased risk to the Fund if conditions adversely affect that sector or industries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the underlying fund will have favorable IPO investment opportunities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Real estate investment trust (REIT)/real estate investment risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies,

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Invesco V.I. Value Opportunities Fund

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 1500® Value Index combines the value stocks of the S&P 500, S&P MidCap 400 and the S&P SmallCap 600 indexes.

    The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value variable insurance underlying funds tracked by Lipper.

    The S&P MidCap 400® Index seeks to track the performance of mid-cap U.S. equities.

    The S&P Small Cap 600® Index measures the small-cap segement of the U.S. equity market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2015

	Shares	Value
Common Stocks–98.32%
Advertising–3.02%
Omnicom Group Inc.	55,415	$4,192,699

Agricultural & Farm Machinery–1.26%
AGCO Corp.	38,636	1,753,688

Asset Management & Custody Banks–3.50%
Affiliated Managers Group, Inc.(b)	30,440	4,863,094

Auto Parts & Equipment–6.03%
Dana Holding Corp.	301,700	4,163,460
Gentex Corp.	262,400	4,201,024
		8,364,484

Building Products–1.61%
Owens Corning	47,388	2,228,658

Construction & Engineering–5.23%
AECOM(b)	241,804	7,261,374

Consumer Finance–3.37%
Synchrony Financial(b)	153,632	4,671,949

Diversified Banks–11.32%
Bank of America Corp.	230,102	3,872,617
Citigroup Inc.	95,372	4,935,501
JPMorgan Chase & Co.	94,060	6,210,782
Wells Fargo & Co.	12,785	694,992
		15,713,892

Electronic Components–4.79%
Belden Inc.	139,264	6,640,108

Electronic Equipment & Instruments–2.15%
FLIR Systems, Inc.	106,400	2,986,648

Electronic Manufacturing Services–2.63%
Flextronics International Ltd.(b)	325,000	3,643,250

Health Care Supplies–4.43%
Alere, Inc.(b)	157,399	6,152,727

Hotels, Resorts & Cruise Lines–0.62%
Carnival Corp.	15,800	860,784

Human Resource & Employment Services–2.37%
ManpowerGroup Inc.	39,000	3,287,310

Investment Banking & Brokerage–8.81%
E*TRADE Financial Corp.(b)	86,000	2,549,040
LPL Financial Holdings, Inc.	114,000	4,862,100
TD Ameritrade Holding Corp.	138,500	4,807,335
		12,218,475

Life & Health Insurance–7.44%
Aflac, Inc.	42,534	2,547,787

	Shares	Value
Life & Health Insurance–(continued)
MetLife, Inc.	68,517	$3,303,205
Unum Group	134,212	4,467,917
		10,318,909

Oil & Gas Equipment & Services–4.66%
Baker Hughes Inc.	41,900	1,933,685
Halliburton Co.	31,200	1,062,048
Weatherford International PLC(b)	414,100	3,474,299
		6,470,032

Oil & Gas Exploration & Production–1.45%
Apache Corp.	45,300	2,014,491

Personal Products–4.21%
Nu Skin Enterprises, Inc.–Class A	154,315	5,846,995

Pharmaceuticals–1.80%
Novartis AG (Switzerland)	23,552	2,013,044
Pfizer Inc.	15,176	489,882
		2,502,926

Property & Casualty Insurance–3.23%
AmTrust Financial Services, Inc.	72,790	4,482,408

Regional Banks–5.61%
First Horizon National Corp.	189,300	2,748,636
Zions Bancorp.	184,539	5,037,915
		7,786,551

Semiconductor Equipment–2.32%
Lam Research Corp.	40,500	3,216,510

Semiconductors–2.79%
ON Semiconductor Corp.(b)	395,600	3,876,880

Steel–1.36%
Allegheny Technologies, Inc.	168,100	1,891,125

Systems Software–2.31%
Oracle Corp.	87,595	3,199,845
Total Common Stocks (Cost $138,512,089)		136,445,812

Money Market Funds–1.92%
Liquid Assets Portfolio–Institutional Class, 0.29%(c)	1,330,439	1,330,439
Premier Portfolio–Institutional Class, 0.24%(c)	1,330,440	1,330,440
Total Money Market Funds (Cost $2,660,879)		2,660,879
TOTAL INVESTMENTS–100.24% (Cost $141,172,968)		139,106,691
OTHER ASSETS LESS LIABILITIES–(0.24)%		(330,513)
NET ASSETS–100.00%		$138,776,178

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2015

Statement of Operations

For the year ended December 31, 2015

Assets:
Investments, at value (Cost $138,512,089)	$136,445,812
Investments in affiliated money market funds, at value and cost	2,660,879
Total investments, at value (Cost $141,172,968)	139,106,691
Foreign currencies, at value (Cost $1,064)	1,075
Receivable for:
Investments sold	150,144
Fund shares sold	26,238
Dividends	135,452
Investment for trustee deferred compensation and retirement plans	98,776
Total assets	139,518,376

Liabilities:
Payable for:
Investments purchased	415,611
Fund shares reacquired	60,439
Accrued fees to affiliates	128,660
Accrued trustees’ and officers’ fees and benefits	94
Accrued other operating expenses	25,012
Trustee deferred compensation and retirement plans	112,382
Total liabilities	742,198
Net assets applicable to shares outstanding	$138,776,178

Net assets consist of:
Shares of beneficial interest	$102,397,665
Undistributed net investment income	230,954
Undistributed net realized gain	38,218,009
Net unrealized appreciation (depreciation)	(2,070,450)
$138,776,178

Net Assets:
Series I	$83,889,323
Series II	$54,886,855

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	10,724,875
Series II	7,041,397
Series I:
Net asset value per share	$7.82
Series II:
Net asset value per share	$7.79

Investment income:
Dividends (net of foreign withholding taxes of $62,705)	$2,560,450
Dividends from affiliated money market funds (includes securities lending income of $11,636)	15,003
Total investment income	2,575,453

Expenses:
Advisory fees	1,151,680
Administrative services fees	458,612
Custodian fees	11,216
Distribution fees — Series II	167,587
Transfer agent fees	29,167
Trustees’ and officers’ fees and benefits	24,081
Other	56,477
Total expenses	1,898,820
Less: Fees waived	(6,573)
Net expenses	1,892,247
Net investment income	683,206

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	40,172,014
Foreign currencies	206
40,172,220
Change in net unrealized appreciation (depreciation) of:
Investment securities	(57,752,090)
Foreign currencies	(391)
(57,752,481)
Net realized and unrealized gain (loss)	(17,580,261)
Net increase (decrease) in net assets resulting from operations	$(16,897,055)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2015 and 2014

	2015	2014
Operations:
Net investment income	$683,206	$3,826,854
Net realized gain	40,172,220	26,891,264
Change in net unrealized appreciation (depreciation)	(57,752,481)	(17,253,839)
Net increase (decrease) in net assets resulting from operations	(16,897,055)	13,464,279

Distributions to shareholders from net investment income:
Series I	(2,559,400)	(1,634,027)
Series ll	(1,443,446)	(1,170,784)
Total distributions from net investment income	(4,002,846)	(2,804,811)

Distributions to shareholders from net realized gains:
Series l	(7,184,178)	—
Series ll	(4,742,937)	—
Total distributions from net realized gains	(11,927,115)	—

Share transactions–net:
Series l	(7,096,221)	(25,128,840)
Series ll	(12,382,949)	(28,394,119)
Net increase (decrease) in net assets resulting from share transactions	(19,479,170)	(53,522,959)
Net increase (decrease) in net assets	(52,306,186)	(42,863,491)

Net assets:
Beginning of year	191,082,364	233,945,855
End of year (includes undistributed net investment income of $230,954 and $3,550,308, respectively)	$138,776,178	$191,082,364

Notes to Financial Statements

December 31, 2015

NOTE 1—Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Value Opportunities Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Value Opportunities Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Value Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the year ended December 31, 2015, the effective advisory fees incurred by the Fund was 0.695%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2015, the Adviser waived advisory fees of $6,573.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2015, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $408,612 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2015, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2015, the Fund incurred $3,839 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Value Opportunities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$137,093,647	$2,013,044	$—	$139,106,691

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2015 and 2014:

	2015	2014
Ordinary income	$4,002,846	$2,804,811
Long-term capital gain	11,927,115	—
Total distributions	$15,929,961	$2,804,811

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$503,928
Undistributed long-term gain	38,596,475
Net unrealized appreciation (depreciation) — investments	(2,599,670)
Net unrealized appreciation (depreciation) — other investments	(4,173)
Temporary book/tax differences	(118,047)
Shares of beneficial interest	102,397,665
Total net assets	$138,776,178

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

Invesco V.I. Value Opportunities Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2015.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2015 was $131,537,257 and $162,614,781, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$16,276,444
Aggregate unrealized (depreciation) of investment securities	(18,876,114)
Net unrealized appreciation (depreciation) of investment securities	$(2,599,670)

Cost of investments for tax purposes is $141,706,361.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settelments, on December 31, 2015, undistributed net investment income was increased by $286, undistributed net realized gain was decreased by $286. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Series I	222,458	$2,046,113	424,414	$4,064,543
Series II	283,180	2,554,872	1,022,954	9,705,160

Issued as reinvestment of dividends:
Series I	1,263,759	9,743,578	168,630	1,634,027
Series II	804,471	6,186,383	121,325	1,170,784

Reacquired:
Series I	(2,030,461)	(18,885,912)	(3,227,074)	(30,827,410)
Series II	(2,241,197)	(21,124,204)	(4,093,539)	(39,270,063)
Net increase (decrease) in share activity	(1,697,790)	$(19,479,170)	(5,583,290)	$(53,522,959)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Value Opportunities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/15	$9.84	$0.05		$(1.09)	$(1.04)	$(0.26)	$(0.72)	$(0.98)	$7.82	(10.40)%	$83,889	1.04	%(e)	1.04	%(e)	0.51	%(e)	82%
Year ended 12/31/14	9.36	0.18	(d)	0.44	0.62	(0.14)	—	(0.14)	9.84	6.62	110,865	1.03		1.04		1.87	(d)	15
Year ended 12/31/13	7.10	0.10		2.28	2.38	(0.12)	—	(0.12)	9.36	33.75	130,146	1.01		1.02		1.24		17
Year ended 12/31/12	6.12	0.09		0.99	1.08	(0.10)	—	(0.10)	7.10	17.70	130,383	1.01		1.02		1.37		9
Year ended 12/31/11	6.38	0.08		(0.28)	(0.20)	(0.06)	—	(0.06)	6.12	(3.05)	135,644	1.00		1.00		1.28		15
Series II
Year ended 12/31/15	9.79	0.02		(1.08)	(1.06)	(0.22)	(0.72)	(0.94)	7.79	(10.65)	54,887	1.29	(e)	1.29	(e)	0.26	(e)	82
Year ended 12/31/14	9.31	0.15	(d)	0.44	0.59	(0.11)	—	(0.11)	9.79	6.39	80,217	1.28		1.29		1.62	(d)	15
Year ended 12/31/13	7.07	0.08		2.26	2.34	(0.10)	—	(0.10)	9.31	33.27	103,800	1.26		1.27		0.99		17
Year ended 12/31/12	6.08	0.07		1.00	1.07	(0.08)	—	(0.08)	7.07	17.66	98,014	1.26		1.27		1.12		9
Year ended 12/31/11	6.34	0.06		(0.28)	(0.22)	(0.04)	—	(0.04)	6.08	(3.39)	103,538	1.25		1.25		1.03		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net Investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2014. Net Investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.12 and 1.23% and $0.09 and 0.98% for Series I and Series II, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $98,674 and $67,035 for Series I and Series II shares, respectively.

Invesco V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Value Opportunities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

February 15, 2016

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/15)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/15)	Expenses Paid During Period[2]
Series I	$1,000.00	$886.10	$5.04	$1,019.86	$5.40	1.06%
Series II	1,000.00	885.30	6.23	1,018.60	6.67	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 through December 31, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2015:

Federal and State Income Tax
Long-Term Capital Gain Distribution	$11,927,115
Corporate Dividends Received Deduction*	88.93%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board of Trustees, Evans Scholars Foundation and Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholars Foundation; and Chairman of the Board, Denver Film Society
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	Insperity, Inc. (formerly known as Administaff)
Eli Jones — Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director, Insperity, Inc., (2011-present) and ARVEST Bank (2012-2015)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Robert C. Troccoli — Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	146	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Lisa O. Brinkley — 1959 Chief Compliance Officer	2015

Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A., Inc.); and Chief Compliance Officer, The Invesco Funds

Formerly: Global Assurance Officer, Invesco Ltd. and Vice President, The Invesco Funds; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Value Opportunities Fund

ITEM 2.    CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$ 569,575	N/A	$ 553,850	N/A
Audit-Related Fees	$ 0	0%	$ 0	0%
Tax Fees(2)	$ 159,139	0%	$ 124,650	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 728,714	0%	$ 678,500	0%

(g) PWC billed the Registrant aggregate non-audit fees of $159,139 for the fiscal year ended 2015, and $124,650 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end December 31, 2015 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2014 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$ 574,000	0%	$574,000	0%
Tax Fees	$ 0	0%	$ 0	0%
All Other Fees	$3,750,000	0%	$ 0	0%
Total Fees(2)	$4,324,000	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,098,822 for the fiscal year ended 2015, and $4,009,694 for the fiscal year ended 2014, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

●	Management functions
●	Human resources
●	Broker-dealer, investment adviser, or investment banking services
●	Legal services
●	Expert services unrelated to the audit
●	Any service or product provided for a contingent fee or a commission
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
●	Tax services for persons in financial reporting oversight roles at the Fund
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.         SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:      AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	February 26, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	February 26, 2016

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	February 26, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.